________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            ------------------------

                            SCHEDULE 14A INFORMATION
                            ------------------------

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [x]

Filed by a Party Other than Registrant [ ]

Check the Appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12
                            ------------------------

                                 PUREPAC, INC.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

                            ------------------------

Payment of Filing Fee (Check the Appropriate Box):

[ ] $125  per Exchange Act  Rules 0-11(c)(1)(ii), 14a-6(i)(1)  or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[x] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each Class of Securities to which transaction applies: Common Stock $.01 par value, of Registrant.
     (2) Aggregate Number of Securities to which transaction applies: 2,321,261 shares of Registrant.
     (3) Per unit price or the underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $20,000,000.
     (4) Proposed maximum aggregate value of transaction: $20,000,000.
     (5) Total fee paid: $4,000.00.

[x] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act  Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

     (1) Amount Previously Paid:
     (2) Form Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:
                            ------------------------

                        COPIES OF ALL COMMUNICATIONS TO:

                           WILLIAM R. GRIFFITH, ESQ.
                          PARKER DURYEE ROSOFF & HAFT
                                529 FIFTH AVENUE
                            NEW YORK, NEW YORK 10017

________________________________________________________________________________

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[LOGO]

                                                                January 26, 1996

Dear Purepac, Inc. Stockholder:

     Enclosed is a Notice of Annual Meeting of Purepac, Inc. Stockholders to be held on Thursday, February 29, 1996 at the Newark Airport Marriott in Newark, New Jersey, and a Proxy Statement containing information about the various matters to be acted upon at the Annual Meeting. Also enclosed is a Proxy which we urge you to complete and promptly return to ensure that your shares are voted at the Annual Meeting.

     In addition to the election of directors of Purepac, Inc ('Purepac'), the ratification of the selection of independent auditors and the approval of an increase in the number of authorized shares of Purepac common stock from 25 million to 35 million, you are being asked to consider, vote upon and approve, as a single proposal, the following transactions (together, the 'Faulding Transaction') between Purepac and Faulding Holdings Inc. ('Faulding'), which is the holder of the majority of the outstanding Purepac common stock:

          1.  The acquisition  by Purepac, in  exchange for  2,253,521 shares of
     Purepac's  common  stock  (subject  to  adjustment),  of  three   operating
     subsidiaries of Faulding (collectively the 'Faulding Subsidiaries') --

             (a) Faulding Medical Device Co., which is engaged in the development of drug-dependent and stand-alone injectable devices and systems which it plans to commercialize in the United States in the coming years,

             (b) Faulding Puerto Rico, Inc. ('FPR'), which operates a parenteral
        product  manufacturing   facility  producing   a  variety   of   generic
        pharmaceuticals in injectable form, and

             (c) Faulding Pharmaceutical Co., a recently organized sales and marketing company holding the United States marketing rights to the products manufactured by FPR and to certain injectible generic drug products manufactured by F.H. Faulding & Co. Limited ('F.H. Faulding'), the Australian international health care products company which is the parent corporation of Faulding.

          2. The sale by Purepac to Faulding of shares of a new class of preferred stock of Purepac, bearing an annual dividend of 4.5% and convertible into an aggregate of 1,564,950 shares of Purepac common stock, for $15 million, which will be used primarily to finance certain of the working capital needs of the Faulding Subsidiaries.

     The Purepac Board of Directors believes that the Faulding Transaction represents an attractive business opportunity for Purepac. It provides your company with a chance to diversify and expand its range of product offerings in the generic pharmaceutical industry, by adding both the manufacture and sale of injectable generic pharmaceutical products, and the development and sale of related devices. Your Board believes that this product diversification can be accomplished while permitting Purepac to benefit from certain operating efficiencies resulting from the addition of such businesses.

     The  Board  also  believes  that  the  Faulding  Transaction  will  further
establish  Purepac  as  a  base  of   F.  H.  Faulding's  generic  and   related
pharmaceutical product technology and product offerings in the United States.

     You are also being requested to approve the change of name of Purepac to 'Faulding Inc.', which name change will be effectuated only in the event of the consummation of the Faulding Transaction. This name change will permit your company to capitalize upon the international reputation which is attached to the Faulding name. Should this name change occur, Purepac's existing operating subsidiary, Purepac Pharmaceutical Co., will continue to operate under its current name.

     The Purepac Board of Directors is of the view that, although this is a transaction between affiliated parties, the $20 million negotiated valuation of the businesses to be acquired (which is based primarily upon their aggregate net asset value as of June 30, 1995, as adjusted), as well as the terms of the preferred stock issuance, are fair both to Purepac and to its non-Faulding stockholders.

     Because Faulding is a party to the transaction, Faulding has agreed to vote all shares of common stock held by it with respect to the proposals to approve the Faulding Transaction and to change the name of the company in the same manner as are the majority of the votes cast by the other Purepac stockholders at the Annual Meeting. Accordingly, votes cast by Purepac stockholders other than Faulding will determine whether the Faulding Transaction and the name change are approved or disapproved.

     The proposals being submitted for the approval of the Purepac stockholders at the Annual Meeting are of great significance to the future business operations of your company. Therefore, we ask that you please review carefully the enclosed Proxy Statement which contains a detailed discussion concerning the background of the Faulding Transaction and the factors considered by the Purepac Board of Directors in approving the transaction. It is important that your views with respect to such proposals be represented at the Annual Meeting. You are urged to mark, sign and date the enclosed Proxy, which should be returned promptly in the enclosed envelope, even if you plan to attend the Annual Meeting. Completing and returning the Proxy will not limit your right to vote in person if you attend the Annual Meeting.

     If you have any questions regarding the Annual Meeting or the matters submitted for stockholder approval, please call the company's proxy solicitation agent, D.F. King & Co., Inc., toll free at (800) 859-8508.

     We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          RICHARD F. MOLDIN

                                          RICHARD F. MOLDIN,
                                          President and Chief Executive Officer

                                 PUREPAC, INC.
                               200 ELMORA AVENUE
                          ELIZABETH, NEW JERSEY 07207

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 29, 1996

                            ------------------------

To the Stockholders:

     The Annual Meeting of Stockholders of Purepac, Inc., a Delaware corporation ('Purepac'), will be held on Thursday, February 29, 1996 at 10:00 A.M., Eastern time, at the Newark Airport Marriott, Newark International Airport, Newark, New Jersey, for the following purposes:

          1. To approve, as a single proposal, two transactions initially contemplated by a Letter of Intent dated August 9, 1995 (the 'Letter of Intent') by and between Purepac and Faulding Holdings Inc. ('Faulding'), Purepac's principal stockholder, being, respectively:

             (i) the acquisition by Purepac (the 'Acquisition Transaction') of all of the outstanding capital stock of each of Faulding Medical Device Co., Faulding Puerto Rico, Inc. and Faulding Pharmaceutical Co. (each a subsidiary of Faulding and collectively, the 'Faulding Subsidiaries') from Faulding, in exchange for 2,253,521 shares of Purepac Common Stock (determined by dividing $20.0 million, the negotiated value of the Faulding Subsidiaries, by $8.875, the closing price of a share of Purepac Common Stock on August 9, 1995, the date of the execution of the Letter of Intent), subject to adjustment, as set forth in a Stock Purchase Agreement dated January 23, 1996 between Purepac and Faulding; and

             (ii) the sale to Faulding by Purepac, for a cash purchase price of $100 per share or an aggregate of $15.0 million, of 150,000 shares of Purepac Class B Preferred Stock, paying an annual dividend of $4.50 per share or an aggregate of $675,000 per year, and convertible into shares of Purepac Common Stock at a rate of 10.433 shares of Common Stock for each share of Class B Preferred Stock, representing an 8% premium over the closing price of a share of Purepac Common Stock on August 9, 1995, the date of the execution of the Letter of Intent, as set forth in a Preferred Stock Purchase Agreement dated January 23, 1996 between Purepac and Faulding (the 'Preferred Stock Purchase' and, together with the Acquisition Transaction, the 'Faulding Transaction').

     If the Faulding Transaction is approved, Faulding's ownership interest in Purepac would increase from 54.4% to 61.5% of the issued and outstanding Purepac Common Stock (as adjusted as of September 30, 1995). Furthermore, if Faulding were to convert all of the Class B Preferred Stock into Purepac Common Stock, and convert into Purepac Common Stock all of the Class A
     Preferred Stock also owned by Faulding, Faulding's ownership of Purepac Common Stock would increase to 73.3%;

          2. To approve an amendment to Purepac's Certificate of Incorporation to change Purepac's name to 'Faulding Inc.';

          3. To approve an amendment to Purepac's Certificate of Incorporation to increase Purepac's authorized Common Stock from 25,000,000 shares to 35,000,000 shares;

          4. To elect five directors for the ensuing year;

          5. To approve the selection of Deloitte & Touche LLP as Purepac's independent auditors for its fiscal year ending June 30, 1996; and

          6. To transact such other business incidental to the Annual Meeting as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on January 24, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                          WILLIAM R. GRIFFITH
                                          Secretary

Elizabeth, New Jersey
January 26, 1996

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE ENCLOSED PROXY WHICH IS SOLICITED BY PUREPAC'S BOARD OF DIRECTORS AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE WHICH HAS BEEN PROVIDED. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                              ----
SUMMARY....................................................................................................      i
     The Proposed Faulding Transaction.....................................................................      i
          Introduction.....................................................................................      i
          The Annual Meeting...............................................................................     ii
          The Parties......................................................................................     ii
               Purepac.....................................................................................     ii
               Faulding Subsidiaries.......................................................................     ii
               Faulding....................................................................................    iii
          Relationships Between Purepac and Faulding; Potential Conflicts of Interest......................    iii
          Required Vote....................................................................................     iv
          Background of the Faulding Transaction...........................................................      v
          Recommendation of the Purepac Board; Reasons for the Faulding Transaction........................      v
          Opinion of Financial Advisor.....................................................................      v
          Risk Factors.....................................................................................     vi
          Closing Date.....................................................................................     vi
          Conditions to Consummation of the Faulding Transaction...........................................     vi
          Right to Terminate, Amend or Waive Conditions....................................................     vi
          Absence of Regulatory Filings and Approvals......................................................     vi
          Certain Tax Consequences of the Faulding Transaction.............................................     vi
          Accounting Treatment.............................................................................     vi
          Absence of Appraisal Rights......................................................................    vii
          Market Price of Purepac's Common Stock...........................................................    vii
     Summary Historical Financial Information..............................................................   viii
          Faulding Subsidiaries............................................................................   viii
          Purepac..........................................................................................      x
     Summary Pro Forma Financial Information...............................................................     xi
THE ANNUAL MEETING.........................................................................................      1
     Purposes of Meeting...................................................................................      1
     Date, Time and Place; Record Date.....................................................................      1
     Required Vote.........................................................................................      2
THE PROPOSED FAULDING TRANSACTION..........................................................................      3
     The Acquisition Transaction...........................................................................      3
     The Preferred Stock Purchase..........................................................................      4
     Closing Date..........................................................................................      5
     Operations of Purepac After the Faulding Transaction..................................................      5
     Background............................................................................................      6
     Recommendation of the Purepac Board; Reasons for the Faulding Transaction.............................     15
     Opinion of Financial Advisor..........................................................................     16
     Relationships Between Purepac and Faulding; Potential Conflicts of Interest...........................     21
     Stock Purchase Agreement..............................................................................     21
     Preferred Stock Purchase Agreement....................................................................     24
     Certain Tax Consequences of the Faulding Transaction..................................................     24
     Absence of Regulatory Filings and Approvals...........................................................     24
     Absence of Appraisal Rights...........................................................................     24
     Accounting Treatment..................................................................................     24
     Expenses..............................................................................................     24
SELECTED FINANCIAL DATA OF THE FAULDING SUBSIDIARIES.......................................................     25
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- FAULDING
  SUBSIDIARIES.............................................................................................     27
     Overview..............................................................................................     27
     Operations of FMDC....................................................................................     27
     Operations of FPR.....................................................................................     28

                                                                                                              PAGE
                                                                                                              ----
          Operations of FPC................................................................................     28
          Liquidity and Capital Resources..................................................................     29
PROPOSAL TO CHANGE PUREPAC'S NAME..........................................................................     30
     Background............................................................................................     30
     Board Recommendation..................................................................................     31
PROPOSAL TO INCREASE CAPITALIZATION........................................................................     31
     Recommended Increase in Authorized Common Stock.......................................................     31
     Currently Authorized Capital Stock....................................................................     31
     Description of Capital Stock..........................................................................     31
     Required Vote.........................................................................................     33
ELECTION OF DIRECTORS......................................................................................     33
     Information Concerning Nominees.......................................................................     33
     Information Concerning the Purepac Board..............................................................     34
     Section 16(a) Reporting Delinquencies.................................................................     35
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS..........................................................     35
PRICE RANGES OF PUREPAC COMMON STOCK.......................................................................     35
SELECTED FINANCIAL DATA OF PUREPAC.........................................................................     36
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS -- PUREPAC...........     37
     Results of Operations.................................................................................     37
     Financial Condition, Liquidity and Capital Resources..................................................     39
     New Accounting Pronouncements.........................................................................     40
     Unknown Effect of Recent Medical Study................................................................     41
PRO FORMA FINANCIAL STATEMENTS.............................................................................     41
     Notes to Pro forma Financial Statements...............................................................     44
BUSINESS OF THE FAULDING SUBSIDIARIES......................................................................     46
     Certain Risks Relating to the Faulding Subsidiaries...................................................     46
     FMDC..................................................................................................     48
     FPR...................................................................................................     48
     FPC...................................................................................................     50
BUSINESS OF PUREPAC........................................................................................     50
     Introduction..........................................................................................     50
     Products..............................................................................................     51
     New Product Development...............................................................................     51
     Marketing and Customers...............................................................................     52
     Manufacturing and Sources of Supply...................................................................     52
     Environmental Matters.................................................................................     52
     Competition...........................................................................................     53
     Governmental Regulation...............................................................................     53
     Employees.............................................................................................     54
     Properties............................................................................................     54
     Litigation............................................................................................     54
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.............................................................     55
PERFORMANCE GRAPH..........................................................................................     57
EXECUTIVE OFFICERS OF PUREPAC..............................................................................     58
     Compensation of Executive Officers....................................................................     58
          Agreements with Officers.........................................................................     60
          Pension Plan.....................................................................................     60
          Savings Plan.....................................................................................     61
          Compensation Committee Report on Executive Compensation..........................................     61
          Compensation Committee Interlocks and Insider Participation......................................     63
PRINCIPAL STOCKHOLDERS OF PUREPAC..........................................................................     63
STOCKHOLDER PROPOSALS......................................................................................     63
FINANCIAL STATEMENTS.......................................................................................    F-1

                                                                                                              PAGE
                                                                                                              ----
     Financial Statements of the Faulding Subsidiaries
          Faulding Medical Device Co., for the years ended June 30, 1995 and 1994..........................    F-2
          Faulding Medical Device Co., for the three months ended September 30, 1995 (unaudited)...........    F-9
          Faulding Pharmaceutical Co., for the period from April 7, 1995 (date of inception) through June
          30, 1995.........................................................................................   F-14
          Faulding Pharmaceutical Co. for the three months ended September 30, 1995 (unaudited)............   F-21
          Faulding Puerto Rico, Inc., for the period April 7, 1995 (date of inception) to
            June 30, 1995..................................................................................   F-26
          Faulding Puerto Rico, Inc. for the three months ended September 30, 1995 (unaudited).............   F-34
          Aguadilla Branch Operations of DuPont Merck Pharma for the period from January 1, 1995 through
          April 6, 1995 (unaudited)........................................................................   F-39
          Aguadilla Branch Operations of DuPont Merck Pharma for the years ended December 31, 1994 and
          1993.............................................................................................   F-44
     Financial Statements of Purepac, Inc.
          For the years ended June 30, 1995 and 1994.......................................................   F-53
          For the three months ended September 30, 1995 and 1994 (unaudited)...............................   F-72
EXHIBITS
     Stock Purchase Agreement..............................................................................    A-1
     Preferred Stock Purchase Agreement....................................................................    B-1
     Opinion of Salomon Brothers Inc.......................................................................    C-1


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                      [THIS PAGE INTENTIONALLY LEFT BLANK]
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                                 PUREPAC, INC.
                               200 ELMORA AVENUE
                          ELIZABETH, NEW JERSEY 07207

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                                    SUMMARY

     The following summary is qualified in its entirety by the detailed information appearing elsewhere in this Proxy Statement. Capitalized terms used and not otherwise defined in this summary have the meanings given to them elsewhere in this Proxy Statement.

                       THE PROPOSED FAULDING TRANSACTION

INTRODUCTION

     This Proxy Statement relates to the solicitation of proxies by the Board of Directors of Purepac, Inc., a Delaware corporation ('Purepac' or the 'Company'), to approve, as a single proposal, two transactions initially contemplated by a Letter of Intent dated August 9, 1995 (the 'Letter of Intent') between Purepac and Faulding Holdings Inc. ('Faulding'), Purepac's principal stockholder, providing for (i) Purepac's acquisition (the 'Acquisition Transaction') of all of the outstanding shares of capital stock of Faulding Medical Device Co., Faulding Puerto Rico, Inc. and Faulding Pharmaceutical Co. (each a subsidiary of Faulding and collectively, the 'Faulding Subsidiaries') from Faulding in exchange for 2,253,521 shares of Purepac Common Stock (determined by dividing $20.0 million, the negotiated value of the Faulding Subsidiaries, based primarily upon their aggregate Net Asset Value as of June 30, 1995, by $8.875, being the closing price of Purepac's Common Stock on The Nasdaq National Market on August 9, 1995, the date of the execution of the Letter of Intent), which number of shares is subject to adjustment in the event of any change in the Net Asset Value of the Faulding Subsidiaries between June 30, 1995 and the consummation of the Acquisition Transaction, as set forth in a Stock Purchase Agreement dated January 23, 1996 (the 'Stock Purchase Agreement') between Purepac and Faulding, and (ii) the sale to Faulding by Purepac, for a purchase price of $100 per share or an aggregate of $15.0 million, of 150,000 shares of Purepac's Class B Preferred Stock (the 'Class B Preferred Stock'), paying an annual dividend of $4.50 per share or an aggregate of $675,000 per year, and convertible into shares of Purepac Common Stock at a rate of 10.433 shares of Common Stock for each share of Class B Preferred Stock, representing an 8% premium, over the closing price of Purepac's Common Stock on August 9, 1995, the date of the execution of the Letter of Intent, as set forth in a Preferred Stock Purchase Agreement dated January 23, 1996 (the 'Preferred Stock Purchase Agreement') between Purepac and Faulding (the 'Preferred Stock Purchase' and, together with the Acquisition Transaction, the 'Faulding Transaction'). See 'The Proposed Faulding Transaction.'

     Because the negotiated value of the Faulding Subsidiaries, $20 million, was based primarily upon the Net Asset Value of the Faulding Subsidiaries ($17,878,028 at June 30, 1995), the Stock Purchase Agreement provides for a 'dollar-for-dollar' adjustment to the purchase price in accordance with changes in the Net Asset Value of the Faulding Subsidiaries through the closing date of the Acquisition Transaction, utilizing the same $8.875 per share price to calculate such adjustment as was used to determine the original number of shares constituting the purchase price. As of September 30, 1995, the Net Asset Value of the Faulding Subsidiaries had increased from approximately $17,878,028 at June 30, 1995 to approximately $18,479,219. Assuming that the Faulding Subsidiaries' Net Asset Value were to remain unchanged between September 30, 1995 and the date of the consummation of the Faulding Transaction (the 'Closing Date'), as to which there can be no assurance, the number of shares of Purepac Common Stock issuable to Faulding at the Closing would increase from 2,253,521 shares to 2,321,261 shares. See 'The Proposed Faulding Transaction -- The Acquisition Transaction -- Purchase Price Adjustment.'

     On the Closing Date, Faulding will contribute to the capital of the respective Faulding Subsidiaries all indebtedness then owed by the Faulding Subsidiaries to Faulding. Such indebtedness aggregated $22,748,555 at September 30, 1995. See 'The Proposed Faulding Transaction -- Stock Purchase Agreement.'

     If the Faulding Transaction is approved, Faulding's ownership interest in Purepac would increase from 54.4% to 61.5% of the issued and outstanding Purepac Common Stock (as adjusted as of September 30, 1995). Furthermore, if Faulding were to convert all of the Class B Preferred Stock and all of the Class A
Preferred Stock currently owned by Faulding into Purepac Common Stock, Faulding's ownership of Purepac Common Stock would increase to 73.3%. See 'The Proposed Faulding Transaction' and 'Principal Stockholders of Purepac.'

     Copies of the Stock Purchase Agreement and the Preferred Stock Purchase Agreement are attached as Exhibits A and B to this Proxy Statement.

THE ANNUAL MEETING

     At the Annual Meeting of Purepac's stockholders (the 'Purepac Stockholders') and at any adjournment or postponement thereof (the 'Annual Meeting'), the Purepac Stockholders will be asked to approve the Faulding Transaction. The Purepac Stockholders will also be asked to consider and vote upon proposals to amend Purepac's Certificate of Incorporation to change
Purepac's name to Faulding Inc. (the 'Name Change') and to increase Purepac's authorized Common Stock from 25,000,000 shares to 35,000,000 shares (the 'Stock Increase'), to elect five directors for the ensuing year and to ratify the Purepac Board's selection of Deloitte & Touche LLP as Purepac's independent auditors for its fiscal year ending June 30, 1996.

     The Annual Meeting is scheduled to be held at 10:00 A.M., Local Time, on Thursday, February 29, 1996, at the Newark Airport Marriott, Newark International Airport, Newark, New Jersey. Purepac's Board of Directors (the 'Purepac Board') has fixed the close of business on January 24, 1996 as the record date (the 'Record Date') for the determination of holders of Purepac Common Stock entitled to notice of and to vote at the Annual Meeting. See 'The Annual Meeting.'

     THE PUREPAC BOARD HAS UNANIMOUSLY APPROVED THE FAULDING TRANSACTION AND RECOMMENDS THAT THE PUREPAC STOCKHOLDERS VOTE 'FOR' THE PROPOSAL TO APPROVE THE FAULDING TRANSACTION. THE PUREPAC BOARD HAS ALSO UNANIMOUSLY APPROVED THE NAME CHANGE, THE STOCK INCREASE AND EACH OF THE OTHER PROPOSALS TO BE SUBMITTED TO THE PUREPAC STOCKHOLDERS AT THE ANNUAL MEETING AND RECOMMENDS THAT THE PUREPAC STOCKHOLDERS VOTE 'FOR' EACH OF THESE MATTERS AS WELL. See 'The Proposed Faulding Transaction -- Recommendation of the Purepac Board; Reasons for the Faulding Transaction,' 'Proposal to Change Purepac's Name,' 'Proposal to Increase Capitalization,' 'Election of Directors' and 'Ratification of Selection of Independent Auditors.'

THE PARTIES

PUREPAC

     Purepac is a holding company which, through Purepac Pharmaceutical Co., its wholly-owned subsidiary, is primarily engaged in the development, manufacture and sale of generic oral drug products. Unless otherwise indicated, all references to Purepac include Purepac Pharmaceutical Co. Purepac's principal executive offices are located at 200 Elmora Avenue, Elizabeth, New Jersey 07207. Its telephone number is (908) 527-9100. See 'Business of Purepac.'

FAULDING SUBSIDIARIES

     The three Faulding Subsidiaries, each of which is currently a wholly-owned subsidiary of Faulding, are Faulding Medical Device Co. ('FMDC'), Faulding Puerto Rico, Inc. ('FPR') and Faulding Pharmaceutical Co. ('FPC').

      FMDC was established by Faulding in 1989 to develop and commercialize a range of drug-dependent and stand-alone injectable devices and systems, all designed to enhance the speed and safety of injectable drug delivery, and to market such products in the United States. While affiliates of Faulding have commercialized products incorporating certain drug dependent devices outside of the United States, none of FMDC's products is currently commercially available in the United States.

      FMDC's  principal  executive  offices  are located  at  8777  East  Via de
      Ventura,  Scottsdale,  Arizona  85258.  Its  telephone  number  is   (602)
      951-9500. See 'Businesses of the Faulding Subsidiaries -- FMDC.'

      FPR was established by Faulding to acquire a parenteral product and oral liquid pharmaceutical manufacturing facility located in Aguadilla, Puerto Rico (the 'Aguadilla Facility') from The DuPont Merck Pharmaceutical Company and DuPont Merck Pharma in April 1995, together with certain intellectual property rights relating to the products manufactured at the Aguadilla Facility. Such products include ampules and vials of 2ml to 30ml containing pharmaceuticals in injectable form, including Tridil'r', Intropin'r', Bretylol'r', acetylcysteine, metoclopramide and amikacin. The Aguadilla Facility also acts as a contract manufacturer for non-affiliated pharmaceutical companies.

      FPR's principal executive offices are located at 1071 Parallel Road, P.O. Box 250471, Ramey Branch, Aguadilla, Puerto Rico 00604. Its telephone number is (809) 890-3000. See 'Businesses of the Faulding Subsidiaries -- FPR.'

      FPC was established by Faulding concurrently with FPR's acquisition of the Aguadilla Facility to undertake United States marketing activities for certain of the products produced by FPR at the Aguadilla Facility, as well as for certain products manufactured by F.H. Faulding & Co. Limited, Faulding's parent, at its Mulgrave, Australia manufacturing facility and for products sourced from unaffiliated third parties.

      FPC's principal executive offices are located at 33971 Selva Road, Dana Point, California 92629. Its telephone number is (714) 443-5353. See 'Businesses of the Faulding Subsidiaries -- FPC.'

     Unless  otherwise indicated,  all references  to the  Faulding Subsidiaries
include  each  of  FPR,   FPC  and  FMDC.  See   'Businesses  of  the   Faulding
Subsidiaries.'

FAULDING

     Faulding is a holding company which owns all of the capital stock of FPR, FPC and FMDC. Faulding also owns all of the capital stock of Faulding Services Inc. ('Faulding Services'), which holds United States marketing and intellectual property rights to certain non-generic pharmaceutical products and technologies. Faulding, the principal stockholder of Purepac, is a wholly-owned subsidiary of F.H. Faulding & Co. Limited ('F.H. Faulding'), an Australian publicly held corporation, which is an international health care products company headquartered in Adelaide, South Australia.

     Faulding's principal executive offices are located at 529 Fifth Avenue, Eighth Floor, New York, NY 10017. Its telephone number is (212) 681-4375. See 'The Proposed Faulding Transaction -- Relationships Between Purepac and Faulding; Potential Conflicts of Interest.'

RELATIONSHIPS BETWEEN PUREPAC AND FAULDING; POTENTIAL CONFLICTS OF INTEREST

     The Chairman of the Purepac Board, Dr. Edward D. Tweddell, is the Group Managing Director and Chief Executive Officer of F.H. Faulding, as well as a director of Faulding, a director of each of the Faulding Subsidiaries and a director of Faulding Services. Alan G. McGregor, the Chairman of the Board of F.H. Faulding, serves as a member of the Purepac Board. Michael R.D. Ashton, a current member of the Purepac Board, is a director and officer of each of the Faulding Subsidiaries, Faulding and Faulding Services, respectively. William R. Griffith, the Secretary of Purepac, is a director and officer of each of the Faulding Subsidiaries, Faulding and Faulding Services. In addition, Lee Craker, Purepac's Chief Financial Officer, and Garth Boehm, Purepac's Vice President -- Quality Assurance and

Quality Control, have each previously held management positions with affiliates of F.H. Faulding. These interlocking offices and relationships may be viewed as giving rise to potential conflicts of interest.

     Faulding holds 6,839,980 shares of Purepac Common Stock, representing 54.4% of the currently outstanding Purepac Common Stock. Faulding also holds 834,188 shares of Purepac's Class A Preferred Stock, being all of the currently outstanding shares of such class, convertible into shares of Purepac Common Stock at a rate of six shares of Common Stock for each share of Class A Preferred Stock, or an aggregate of 5,005,128 shares of Common Stock if fully converted, representing, together with Faulding's current ownership of Purepac Common Stock, a 67.4% equity interest in Purepac. Accordingly, Faulding has, and will continue to have, the ability to elect all of the members of the Purepac Board and to control Purepac's management and operations.

     Faulding's parent, F.H. Faulding, is a party to several supply, licensing and research and development agreements with Purepac. In addition, Faulding Services has entered into agreements with Purepac which require Purepac to act as a contract manufacturer for, and to provide Faulding Services with, certain technical, distribution and warehousing services with respect to a pharmaceutical product for which Faulding Services acts as licensee of F.H. Faulding. Purepac is also party to an agreement with FPC which requires Purepac to provide certain warehousing, distribution and record keeping services to FPC.

     In view of the relationships among Purepac, Faulding, F.H. Faulding and their respective affiliates, summarized above, the terms of the Faulding Transaction may be viewed as having been negotiated on a non-arms-length basis.

     During the negotiation and execution of the Letter of Intent, Faulding was represented by F.H. Faulding's in-house legal counsel. After execution of the Letter of Intent, Faulding retained the law firm of Reid & Priest LLP to act as its counsel. Purepac's counsel, Parker Duryee Rosoff & Haft ('Parker Duryee'), represented Faulding in connection with its acquisition of the Aguadilla Facility and currently represents Purepac and the Purepac Board in connection with the Faulding Transaction. Such firm also currently represents, and in the past has represented, F.H. Faulding and its affiliates, including Faulding, with respect to certain matters in the United States. William R. Griffith, who, as noted above, is Secretary of Purepac and a director and officer of each of the Faulding Subsidiaries, Faulding Services and Faulding, is a member of Parker Duryee. Such representation may be viewed as giving rise to potential conflicts of interest.

     See 'The Proposed Faulding Transaction -- Background,' ' -- Relationships Between Purepac and Faulding; Potential Conflicts of Interest,' 'Principal
Stockholders of Purepac,' 'Compensation Committee Interlocks and Insider Participation' and 'Certain Relationships and Related Transactions.'

REQUIRED VOTE

     Faulding. The Faulding Transaction has been approved by Faulding as the owner of all of the outstanding shares of each of FMDC, FPR and FPC.

     Purepac. The Purepac Board is submitting the Faulding Transaction to the Purepac Stockholders for their approval in accordance with the requirements of The Nasdaq National Market. The effect of such submission under applicable Delaware law is that any Purepac Stockholder who votes in favor of the Faulding Transaction may be effectively precluded from asserting any claim against the Purepac Board subsequent to the consummation of the Faulding Transaction which would allege, among other things, that the Purepac Board breached its fiduciary duty to the Purepac Stockholders in approving the Faulding Transaction.

     The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of Purepac Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of the shares present and voting, in person or by proxy, at the Annual Meeting is necessary to approve the Faulding Transaction, the election of directors and the ratification of independent auditors. The affirmative vote of a majority of the outstanding shares of Purepac Common Stock on the Record Date is required to approve the Name Change and the Stock Increase.

     FAULDING, WHICH HOLDS APPROXIMATELY 54.4% OF PUREPAC'S OUTSTANDING COMMON STOCK ON THE RECORD DATE, HAS AGREED, WITH RESPECT TO THE PROPOSALS TO APPROVE AND RATIFY THE FAULDING TRANSACTION AND THE NAME CHANGE, TO VOTE ALL SUCH SHARES IN THE SAME MANNER AS THE MAJORITY OF SHARES OF PUREPAC COMMON STOCK HELD BY PUREPAC STOCKHOLDERS OTHER THAN FAULDING PRESENT IN PERSON OR BY PROXY AND VOTING AT THE ANNUAL MEETING. CONSEQUENTLY, VOTES CAST BY PUREPAC STOCKHOLDERS OTHER THAN FAULDING WILL DETERMINE WHETHER THESE PROPOSALS WILL BE APPROVED OR DISAPPROVED. By virtue of its majority ownership of Purepac's outstanding Common Stock, Faulding will have the ability to determine the outcome of the proposed Stock Increase, the election of directors and the ratification of the selection of independent auditors. Faulding has orally indicated to Purepac its intention to vote its shares in favor of the Stock Increase for each of the nominees for election as directors and in favor of the ratification of the selection of independent auditors. Consequently, it is a virtual certainty that such proposals will each be approved. See 'The Annual Meeting -- Required Vote.'

BACKGROUND OF THE FAULDING TRANSACTION

     The terms of the Faulding Transaction resulted from negotiations between representatives of Purepac and Faulding. Such representatives, in most instances, were officers and/or directors of both Purepac and Faulding or of F.H. Faulding, Faulding's parent and, indirectly, the majority equity owner of Purepac. Consequently, such negotiations and the terms of the Faulding Transaction, as embodied in the Stock Purchase Agreement and the Preferred Stock Purchase Agreement, respectively, may be viewed as being of a non-arms-length nature. Although the terms of the Faulding Transaction were reviewed and approved by a special committee of Purepac directors not affiliated with Faulding, the Purepac Board determined to structure the proposal for Purepac stockholder approval of the Faulding Transaction so as to leave the outcome of such proposal to be determined by the vote of the Purepac stockholders other than Faulding. See 'The Proposed Faulding Transaction -- Background' and ' -- Relationships Between Purepac and Faulding; Potential Conflicts of Interest.'

RECOMMENDATION OF THE PUREPAC BOARD; REASONS FOR THE FAULDING TRANSACTION

     On August 9, 1995, the Purepac Board, with one director absent, unanimously approved the Letter of Intent which contemplated the Faulding Transaction as ultimately embodied in the Stock Purchase Agreement and the Preferred Stock Purchase Agreement. On January 23, 1996, the Purepac Board unanimously approved Purepac's execution of both the Stock Purchase Agreement and the Preferred Stock Purchase Agreement. The Purepac Board recommends that the Purepac Stockholders vote 'FOR' approval of the Faulding Transaction.

     The recommendation of the Purepac Board is based upon its conclusion that the terms of the Faulding Transaction are fair and in the best interests of Purepac and the Purepac Stockholders and its belief that the Faulding Transaction should result in benefits to the Purepac Stockholders. See 'The Proposed Faulding Transaction -- Recommendation of the Purepac Board; Reasons for the Faulding Transaction.'

OPINION OF FINANCIAL ADVISOR

     Salomon Brothers Inc ('Salomon Brothers'), as financial advisor to the Purepac Board, was asked to render an opinion to the Purepac Board as to the fairness to Purepac, from a financial point of view, of the consideration to be paid by Purepac to Faulding for all of the capital stock of the Faulding Subsidiaries, as well as the consideration to be received by Purepac from Faulding for the Class B Preferred Stock.

     On August 9, 1995, the date the Letter of Intent was signed, Salomon Brothers delivered its opinion (the 'Salomon Brothers Opinion') to the Purepac Board to the effect that, as of such date, the consideration to be paid by Purepac in the Acquisition Transaction and to be received by Purepac in the Preferred Stock Purchase was fair, from a financial point of view, to Purepac. On October 24, 1995 and again, on January 23, 1996, Salomon Brothers, at the request in each instance of the Purepac Board, reaffirmed the Salomon Brothers Opinion as of such dates. See 'The Proposed Faulding Transaction -- Opinion of Financial Advisor.'

RISK FACTORS

     The businesses conducted by the Faulding Subsidiaries involve certain significant risks including, among others, those relating to limited operating history, need for additional future funding, uncertainty and variability of results of operations, dependence on product development efforts and engaging in competitive and highly regulated industries. See 'Businesses of the Faulding Subsidiaries -- Certain Risks Relating to the Faulding Subsidiaries.'

CLOSING DATE

     The Faulding Transaction is expected to be consummated on February 29, 1996, assuming approval by the Purepac Stockholders of the Faulding Transaction at the Annual Meeting, or on such later date which shall be the first business day immediately following that day upon which the last of the conditions to closing of the Faulding Transaction is satisfied or waived. See 'The Proposed Faulding Transaction -- Closing Date,' ' -- Stock Purchase
Agreement -- Conditions to Consummation of Acquisition Transaction' and ' -- Preferred Stock Purchase Agreement.'

CONDITIONS TO CONSUMMATION OF THE FAULDING TRANSACTION

     The respective obligations of Purepac and of Faulding to effect the Faulding Transaction are subject to a number of conditions including, among others, that the Faulding Transaction shall have been approved by the Purepac Stockholders and that all indebtedness owed by the Faulding Subsidiaries to Faulding, which aggregated $22,748,555 at September 30, 1995, shall have been contributed by Faulding to the capital of the respective Faulding Subsidiaries. See 'The Proposed Faulding Transaction -- Stock Purchase Agreement -- Conditions to Consummation of Acquisition Transaction' and ' -- Preferred Stock Purchase Agreement.'

RIGHT TO TERMINATE, AMEND OR WAIVE CONDITIONS

     The Stock Purchase Agreement and the Preferred Stock Purchase Agreement may each be terminated by either Purepac or Faulding, as applicable, under certain circumstances prior to the Closing. Amendment of such agreements, or waivers, by either Purepac or Faulding, as applicable, of their respective conditions to consummation, may occur subsequent to the vote of the Purepac Stockholders upon the Faulding Transaction only if such amendments are, or waivers relate to, non-material provisions of such agreements. If the Stock Purchase Agreement and the Preferred Stock Purchase Agreement are terminated as a result of the failure of the Purepac Stockholders to approve the Faulding Transaction, Faulding will reimburse Purepac for one-half of Purepac's expenses incurred in connection with the Faulding Transaction.

ABSENCE OF REGULATORY FILINGS AND APPROVALS

     The consummation of the Faulding Transaction is not subject to obtaining any regulatory approvals or complying with any regulatory filing requirements. See 'The Proposed Faulding Transaction -- Absence of Regulatory Filings and Approvals.'

CERTAIN TAX CONSEQUENCES OF THE FAULDING TRANSACTION

     No gain or loss will be recognized by either Purepac or the Purepac Stockholders as a result of the Faulding Transaction. See 'The Proposed Faulding Transaction -- Certain Tax Consequences of the Faulding Transaction.'

ACCOUNTING TREATMENT

     Faulding, by virtue of its majority equity interest in Purepac will continue to indirectly control each of FMDC, FPR and FPC following consummation of the Faulding Transaction. Accordingly, the Acquisition Transaction will be viewed for accounting purposes as a reorganization of Faulding's interests in the United States. Consequently, for accounting and financial reporting purposes, the

Acquisition Transaction will be accounted for at historical cost in a manner similar to a 'pooling of interests'.

ABSENCE OF APPRAISAL RIGHTS

     Holders of Purepac Common Stock will not be entitled to appraisal rights in
connection   with  the   Faulding  Transaction.   See  'The   Proposed  Faulding
Transaction -- Absence of Appraisal Rights.'

MARKET PRICE OF PUREPAC'S COMMON STOCK

     On August 9, 1995, (the last trading day prior to the public announcement of the execution of the Letter of Intent), the closing price of Purepac Common Stock was $8.875 per share. On January 23, 1996, the date of the execution of the Stock Purchase Agreement and the Preferred Stock Purchase Agreement, the closing price of Purepac's Common Stock was $6.125 per share. Purepac's Class A Preferred Stock is not publicly traded. See 'Price Ranges of Purepac Common Stock.'

                    SUMMARY HISTORICAL FINANCIAL INFORMATION

     The following summary historical financial information, which does not give effect to the Faulding Transaction, should be read in conjunction with the financial statements of the Faulding Subsidiaries, with the consolidated financial statements of Purepac and with the pro forma financial information regarding the Faulding Transaction, all appearing elsewhere in this Proxy Statement.

     SUMMARY HISTORICAL FINANCIAL INFORMATION OF THE FAULDING SUBSIDIARIES

FMDC

                                     THREE MONTHS ENDED
                                       SEPTEMBER 30,                         YEAR ENDED JUNE 30,
                                   ----------------------  --------------------------------------------------------
                                      1995        1994      1995    1994       1993          1992          1991
                                   ----------  ----------  ------  ------  ------------  ------------  ------------
                                        (UNAUDITED)                         (UNAUDITED)   (UNAUDITED)   (UNAUDITED)
                                                         (IN THOUSANDS)

Statement of Operations Data:
     Net sales.................... $     338   $    681    $2,455  $1,947    $1,183       $ 701        $ 75
     Net income (loss)............      (214)         8      (336)   (305)     (222)       (675)       (355)

                                                                                  YEAR ENDED JUNE 30,
                                            SEPTEMBER 30,     -----------------------------------------------------------
                                                 1995          1995     1994        1993           1992          1991
                                             ---------------  -------   ------   ------------   ------------  ------------
                                              (UNAUDITED)                        (UNAUDITED)    (UNAUDITED)   (UNAUDITED)
                                                                 (IN THOUSANDS)

Balance Sheet Data:
     Working capital, net of inter-company
       balances.............................     $    325     $  423   $  629       $   308        $   399       $  256
     Total assets...........................        2,712      2,848    2,936         2,754          2,969        2,385
     Net intercompany balances payable......        4,997      4,929    4,735         4,238          4,212        2,971
     Stockholders' (deficiency).............       (2,365)    (2,151)  (1,814)       (1,509)        (1,287)        (612)

FPR

                                                             APRIL 7
                                         THREE MONTHS      (INCEPTION)   JANUARY 1 TO             YEAR ENDED DECEMBER 31,
                                      ENDED SEPTEMBER 30,   TO JUNE 30,     APRIL 6,    -------------------------------------------
                                            1995                1995        1995(a)     1994(a)  1993(a)     1992(a)       1991(a)
                                        ---------------    ------------  ------------  -------  --------  ------------  -----------
                                                                          (UNAUDITED)                      (UNAUDITED)  (UNAUDITED)
                                            (UNAUDITED)                         (IN THOUSANDS)

Statement of Operations Data:
     Net sales to unaffiliated
       parties(b)........................        $ 530            $789        $ 717    $ 1,490  $  1,840      $ --          $ --
     Net (loss)..........................         (912)           (182)        N/A        N/A       N/A          N/A           N/A
     Costs attributable to owners'
       interest(c).......................          N/A             N/A        2,804      9,826    14,563       11,070        10,241

                                                                                        YEAR ENDED DECEMBER 31,
                                   SEPTEMBER 30,    JUNE 30,     APRIL 6,    ----------------------------------------------
                                        1995          1995       1995(a)     1994(a)   1993(a)     1992(a)       1991(a)
                                   --------------  ----------  ------------  --------  --------  ------------  ------------
                                                               (UNAUDITED)                       (UNAUDITED)   (UNAUDITED)
                                    (UNAUDITED)                         (IN THOUSANDS)

Balance Sheet Data:
     Working capital, net of
       intercompany balances to
       Faulding................... $      4,208    $    3,054      $    92   $    393  $ 13,929     $  2,741      $  4,665
     Total assets.................       17,508        16,158       12,498     12,715    25,348       12,656        19,107
     Net intercompany balances
       payable....................       14,663        15,156          N/A        N/A       N/A          N/A           N/A
     Stockholders' equity
       (deficiency)...............       (1,094)        (182)          N/A        N/A       N/A          N/A           N/A
     Joint Venture equity(d)......          N/A           N/A        9,538     10,090    23,817       11,013        17,926

     ----------------------
     (a) Represents operating data of the Aguadilla Facility while under the ownership of DuPont Merck Pharma or its predecessor.

     (b) Excludes intercompany sales to affiliates of FPR or of DuPont Merck Pharma.

     (c) Based upon the cost of product supplied from the Aguadilla Facility to DuPont Merck Pharma's affiliates, net of any income or loss from net sales to third parties and administrative costs.

     (d) Represents net investment in the Aguadilla Facility.

     N/A means not applicable

FPC

                                                                                      APRIL 7, 1995
                                                                                       (INCEPTION)
                                                                  THREE MONTHS ENDED   THROUGH JUNE
                                                                  SEPTEMBER 30, 1995     30, 1995
                                                                  ------------------  --------------
                                                                     (UNAUDITED)
                                                                           (IN THOUSANDS)

Statement of Operations Data:
     Net sales................................................... $  538             $516
     Net (loss)..................................................   (648)            (253)

                                                                  SEPTEMBER 30, 1995  JUNE 30, 1995
                                                                  ------------------  -------------
                                                                     (UNAUDITED)
                                                                           (IN THOUSANDS)

Balance Sheet Data:
     Working capital, net of intercompany balances to Faulding... $ (463)              $ 1,243
          Total assets...........................................  2,482                 1,456
     Net intercompany balances payable...........................  3,179                 1,549
     Stockholders' (deficiency)..................................   (901)                 (253)

              SUMMARY HISTORICAL FINANCIAL INFORMATION OF PUREPAC

                                 SEPTEMBER 30,                  YEAR ENDED JUNE 30,
                                ----------------  -----------------------------------------------
                                 1995     1994     1995     1994       1993     1992       1991
                                -------  -------  -------  -------    -------  -------    -------
                                  (UNAUDITED)
                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)
Statement of Operations Data:
     Net sales................. $14,167  $16,876  $61,146  $70,005    $70,508  $64,531    $52,279
     Income (loss) before
       preferred stock
       dividends...............  (1,076)     (25)    (847)   8,447(a)   9,160   14,979      4,866
     Preferred stock
       dividends...............     520      520    2,080    2,080      2,080    2,081      2,237
     Net income (loss),
       available for Common
       Stock...................  (1,596)    (545)  (2,927)   6,367(a)   7,080   12,776(b)   5,985(c)
     Net income (loss) per
       common share, primary...    (.13)    (.04)    (.23)     .51        .57     1.05        .54

------------

 (a) Net income available for common stock for the year ended June 30, 1994 included the cumulative effect of a change in accounting for income taxes of $4,149.

 (b) Net income available for common stock for the year ended June 30, 1992 included the cumulative effect, on prior years, of a change in the method of accounting for income taxes of $122.

 (c) Net income available for common stock for the year ended June 30, 1991 included an extraordinary item -- reduction of income taxes due to carry forward of prior year operating losses of $3,356.

                                                             YEAR ENDED JUNE 30,
                                                 -------------------------------------------
                            SEPTEMBER 30, 1995    1995     1994     1993     1992     1991
                            -------------------  -------  -------  -------  -------  -------
                                (UNAUDITED)
                                                               (IN THOUSANDS)
Balance Sheet Data:
     Working capital.......        $ 20,605      $21,811  $24,221  $23,150  $20,460  $12,072
     Total assets..........          64,440       64,929   67,267   63,017   52,269   35,247
     Long-term debt........          --            --       --       --       --       --
     Stockholders'
       equity..............          51,065       52,557   54,860   48,060   39,699   24,927

                    SUMMARY PRO FORMA FINANCIAL INFORMATION

     The unaudited summary pro forma statements of operations consolidate the statements of operations of the Faulding Subsidiaries for the year ended June 30, 1995 and the three month period ended September 30, 1995 with the consolidated statement of operations of Purepac for the year ended June 30, 1995 and the three month period ended September 30, 1995, respectively; however such statements do not include dividends which would have accrued with respect to the Class B Preferred Stock during such periods, if such shares had been issued and outstanding during such periods. The statements of operations of the Faulding Subsidiaries for the year ended June 30, 1995 includes the operations of FMDC for the full fiscal year and the operations of each of FPR and FPC for the period April 7, 1995 (inception) through June 30, 1995.

     The unaudited summary pro forma statements of operations may not be indicative of the results that actually would have been achieved if the Faulding Transaction had been in effect as of the date and for the periods indicated, and is not expected to be indicative of the results which may be obtained in the future. In particular, the statement of operations data for the period ended June 30, 1995 include less than three months of operations of FPR and FPC, which period, in the case of FPR, was the first three months in which FPR owned the Aguadilla Facility, and which, in the case of FPC, was the first three months of operations of a newly organized business.

     The unaudited summary pro forma statement of operations should be read in conjunction with the pro forma financial statements and notes thereto and with the Financial Statements of the Faulding Subsidiaries and the Consolidated Financial Statements of Purepac contained elsewhere herein.

                                                   ELIMINATIONS/      FAULDING                   PRO FORMA
                          FMDC    FPC     FPR     ADJUSTMENTS(a)    SUBSIDIARIES    PUREPAC    CONSOLIDATED
                         ------   ----   ------   ---------------   -------------   --------   -------------
                                                (IN THOUSANDS, EXCEPT PER SHARE DATA)

Summary Pro Forma
  Statement of
  Operations Data
  (unaudited) for the
  year ended June 30,
  1995:
     Net sales.......... $2,455   $516   $1,960      $  (1,171)      $  3,760    $ 61,146      $  64,906
     Cost of sales......  1,956    350    1,954         (1,171)         3,089      46,476         49,565
     Gross profit.......    499    165        5                           669      14,671         15,340
     (Loss) from
       operations.......   (197)  (223)       5                          (415)     (1,888)        (2,303)
     Net (loss) before
       preferred stock
       dividends........   (336)  (253)    (182)                          (771)      (847)        (1,618)
     Preferred stock
       dividends........                                                            2,080          2,080
     Net income (loss),
       available for
       common stock.....   (336)  (253)    (182)                          (771)    (2,927)        (3,698)
     Net (loss) per
       common share,
       primary..........                                                            ($.23)         ($.25)
     Weighted average
       number of common
       shares
       outstanding......                                                           12,539         14,792

------------

 (a) In combining the financial accounts of the Faulding Subsidiaries, sales by FPR to FPC are eliminated along with the respective accounts receivable and accounts payable on the subsidiary balance sheets.

                                            ELIMINATIONS/     FAULDING                 PRO FORMA
                       FMDC  FPC    FPR    ADJUSTMENTS(a)   SUBSIDIARIES   PUREPAC   CONSOLIDATED
                       ----  ----  ------  ---------------  -------------  --------  -------------
                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)

Summary Pro Forma
  Statement of
  Operations Data
  (unaudited) for the
  three months ended
  September 30, 1995:
     Net sales........ $338  $538  $1,954       $(1,424)        1,405   $ 14,167    $ 15,572
     Cost of sales....  290   518   2,690        (1,424)        2,073     11,655      13,728
     Gross profit.....   48    20    (736)                       (668)     2,512       1,844
     (Loss) from
       operations..... (182) (648)   (743)                     (1,573)    (1,694)     (3,266)
     Net (loss) before
       preferred stock
       dividends...... (214) (648)   (912)                     (1,773)    (1,076)     (2,849)
     Preferred stock
       dividends...... --     --     --                                      520         520
     Net income
       (loss),
       available for
       common stock... (214) (648)   (912)                     (1,773)    (1,596)      (3,369)
     Net (loss) per
       common share,
       primary........                                                     ($.13)       ($.23)
     Weighted average
       number of
       common shares
       outstanding....                                                     12,581       14,902

------------

 (a) In combining the financial accounts of the Faulding Subsidiaries, sales by FPR to FPC are eliminated along with the respective accounts receivable and accounts payable on the subsidiary balance sheets.

     The unaudited summary pro forma balance sheet data combines the balance sheets of the Faulding Subsidiaries at September 30, 1995, with the consolidated balance sheet of Purepac at September 30, 1995. The summary pro forma balance sheet also reflects the receipt of $15,000,000 of cash proceeds from the Preferred Stock Purchase and the deduction of expenses of the Faulding Transaction, estimated to be $950,000.

                                                                                                  EFFECT OF
                                                       ELIMINATIONS/      FAULDING                 FAULDING     PRO FORMA
                            FMDC    FPC       FPR     ADJUSTMENTS(a)    SUBSIDIARIES   PUREPAC   TRANSACTION   CONSOLIDATED
                           ------  ------   -------   ---------------   -------------  --------  ------------  ------------
                                                                    (IN THOUSANDS)

Summary Pro Forma Balance
  Sheet Data (unaudited)
  at September 30, 1995:
     Working capital, net
       of intercompany
       balances to
       Faulding..........  $  325  $ (463)  $ 4,208            --          $ 4,070   $ 20,605  $    13,881   $    38,556
     Total assets........   2,712   2,482    17,508          (2,595)        20,108     64,439       14,050        98,597
     Net intercompany
       payables to
       Faulding(b).......   4,997     494    17,258         (22,749)         --          --           --            --
     Total current
       liabilities(b)....   5,076   3,383    18,602         (25,343)         1,718     13,375         --          15,093
     Total stockholders'
  equity(deficiency)(b)..  (2,365)   (901)   (1,094)         22,749         18,389     51,065       14,050        83,504

------------

 (a) In combining the financial accounts of the Faulding Subsidiaries, sales by FPR to FPC are eliminated along with the respective accounts receivable and accounts payable on the subsidiary balance sheets.

 (b) As part of the transaction, net intercompany amounts payable to Faulding will be eliminated through a capital contribution to each of the Faulding Subsidiaries prior to the consummation of the Faulding Transaction.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  INTRODUCTION

     This Proxy Statement is provided to the Purepac Stockholders in connection with the Annual Meeting. The Annual Meeting will be held on the date, at the time and in the location, and will be held to consider the matters, set forth under 'The Annual Meeting.' The Purepac Board is soliciting proxies hereby for use at the Annual Meeting. A form of proxy is being provided to the Purepac Stockholders with this Proxy Statement. Information with respect to the execution and revocation of proxies is provided under the 'The Annual Meeting -- Voting Rights.' This Proxy Statement and the enclosed form of proxy are first being mailed to Purepac Stockholders on or about January 30, 1996.

     The costs of solicitation of Purepac Stockholder proxies will be borne by Purepac. Purepac will reimburse brokers, fiduciaries, custodians and other nominees for reasonable out-of-pocket expenses incurred in sending this Proxy Statement and other proxy materials to, and obtaining instructions relating to such materials from, the beneficial owners of Purepac Common Stock. Purepac Stockholder proxies may be solicited by directors, executive officers or regular employees of Purepac, in person, by letter or by telephone or telegram.

     Purepac has retained D.F. King & Co., Inc. ('D.F. King') to assist it in the solicitation of proxies at an estimated cost of $10,000, plus reimbursement of such company's accountable expenses.

                               THE ANNUAL MEETING

PURPOSES OF MEETING

     At the Annual Meeting, Purepac Stockholders eligible to vote thereat will be asked to consider and vote upon (i) a single proposal to approve the Faulding Transaction, which proposal will encompass as integral components (A) the Acquisition Transaction and (B) the Preferred Stock Purchase, (ii) the Name Change, (iii) the Stock Increase, (iv) the election of five directors for the ensuing year, and (v) ratification of the Purepac Board's selection of Deloitte & Touche LLP as Purepac's independent auditors for Purepac's fiscal year ending June 30, 1996.

     THE PUREPAC BOARD HAS UNANIMOUSLY APPROVED THE FAULDING TRANSACTION, THE NAME CHANGE AND THE STOCK INCREASE AND RECOMMENDS THAT THE PUREPAC STOCKHOLDERS VOTE 'FOR' EACH OF THESE PROPOSALS. THE PUREPAC BOARD HAS ALSO UNANIMOUSLY APPROVED THE NOMINATION OF EACH OF THE FIVE PERSONS NAMED ELSEWHERE HEREIN AS NOMINEES FOR ELECTION AS PUREPAC'S DIRECTORS FOR THE ENSUING YEAR, AS WELL AS THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS AND RECOMMENDS THAT THE PUREPAC STOCKHOLDERS VOTE 'FOR' EACH OF SUCH NOMINEES AND 'FOR' THE RATIFICATION OF THE PUREPAC BOARD'S SELECTION OF SUCH AUDITORS.

     See 'The Proposed Faulding Transaction -- Recommendation of the Purepac Board; Reasons for the Faulding Transaction,' 'Proposal to Change Purepac's Name,' 'Proposal to Increase Capitalization,' 'Election of Directors' and 'Ratification of Selection of Independent Auditors.'

DATE, TIME AND PLACE; RECORD DATE

     The Annual Meeting is scheduled to be held at 10:00 A.M., Local Time, on Thursday, February 29, 1996, at the Newark Airport Marriott, Newark International Airport, Newark, New Jersey. The Purepac Board has fixed the close of business on January 24, 1996 as the record date (the 'Record Date') for the determination of holders of Purepac Common Stock entitled to notice of and to vote at the Annual Meeting. On January 24, 1996, there were 12,581,223 shares of Purepac Common Stock (held by approximately 514 persons of record) outstanding and entitled to vote. Each share of Purepac Common Stock is entitled to one vote. A majority of the shares of Common Stock issued and outstanding and entitled to vote must be present at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Because Faulding holds a majority of the issued and outstanding Purepac Common Stock, and Faulding has indicated that it will be present at the Annual Meeting, it is a virtual certainty that a quorum will be present at the Annual Meeting.

REQUIRED VOTE

     The Purepac Board is submitting the Faulding Transaction to the Purepac Stockholders for their approval in accordance with the requirements of The Nasdaq National Market pertaining to proposed transactions between an issuer and a person or persons controlling such issuer. The effect of such submission under applicable Delaware law is that any Purepac Stockholder voting in favor of the Faulding Transaction may be effectively precluded from asserting any claim against the Purepac Board subsequent to the consummation of the Faulding
Transaction which would allege, among other things, that the Purepac Board breached its fiduciary duty to the Purepac Stockholders in approving the Faulding Transaction.

     The affirmative vote of the holders of a majority of the shares of Purepac Common Stock present and voting, in person or by proxy, at the Annual Meeting is required to approve each of the matters to be presented at the Annual Meeting, with the exception of the Name Change and Stock Increase, which require the affirmative vote of a majority of all of the outstanding shares of Purepac Common Stock.

     FAULDING, WHICH OWNS APPROXIMATELY 54.4% OF THE COMPANY'S OUTSTANDING COMMON STOCK, HAS AGREED, WITH RESPECT TO THE PROPOSALS TO APPROVE THE FAULDING TRANSACTION AND THE NAME CHANGE, TO VOTE ALL SUCH SHARES IN THE SAME MANNER AS THE MAJORITY OF SHARES OF PUREPAC COMMON STOCK HELD BY PUREPAC STOCKHOLDERS OTHER THAN FAULDING PRESENT IN PERSON OR BY PROXY AND VOTING AT THE ANNUAL MEETING. CONSEQUENTLY, VOTES CAST BY PUREPAC STOCKHOLDERS OTHER THAN FAULDING WILL DETERMINE WHETHER THESE PROPOSALS WILL BE APPROVED OR DISAPPROVED.

     By virtue of its majority ownership of Purepac's outstanding Common Stock, Faulding will have the ability to determine the outcome of the proposed Stock Increase, the election of directors and the ratification of the selection of independent auditors. Faulding has orally indicated to Purepac its intention to vote its shares in favor of the Stock Increase, for each of the nominees for election as directors, and in favor of the ratification of the selection of independent auditors. Consequently, it is a virtual certainty that such proposals will each be approved.

     The Purepac Board is soliciting proxies so that each Purepac Stockholder on the Record Date has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a Purepac Stockholder does not return a signed proxy card, his or her shares will not be voted, unless such stockholder attends and votes at the Annual Meeting, and thus will have the effect of a vote against the proposals to approve the Name Change and the Stock Increase.

     A broker who holds shares in street name will not be entitled to vote on the Faulding Transaction or the Name Change without instructions from the beneficial owner. This inability to vote is referred to as a broker non-vote. Purepac Stockholder abstentions and broker non-votes will be counted for purposes of determining the existence of a quorum at the Annual Meeting. However, since the proposals for the Name Change and the Stock Increase to be considered at the Annual Meeting require the affirmative vote of at least a majority of the shares of Purepac Common Stock outstanding as of the Record Date, abstentions and broker non-votes will have the effect of a negative vote with respect to such proposals, but not as to the other proposals to be considered at the Annual Meeting. Purepac Stockholders are urged to mark the boxes on the proxy card to indicate how their shares will be voted. If a Purepac Stockholder (other than a broker which holds shares in street name for its customers) returns a signed proxy card, but does not indicate how his or her shares are to be voted, the shares represented by the proxy card will be voted 'FOR' the proposals to approve the Faulding Transaction, the Name Change and the Stock Increase, 'FOR', each of the nominees for election of directors and 'FOR' ratification of the Purepac Board's selection of independent auditors.

     The proxy card also confers discretionary authority on the individuals appointed by the Purepac Board and named on the proxy card to vote the shares represented thereby on any other matter incidental to the Annual Meeting that is properly presented for action at the Annual Meeting or any adjournment or postponement thereof. THE PUREPAC BOARD WILL NOT VOTE PROXIES SOLICITED BY THIS PROXY STATEMENT IN FAVOR OF ANY PROPOSAL PRESENTED AT THE ANNUAL MEETING TO ADJOURN OR POSTPONE THE ANNUAL MEETING TO A LATER DATE.

     Any stockholder may revoke his proxy at any time before the Annual Meeting by written notice to such effect received by the Company at 200 Elmora Avenue, Elizabeth, New Jersey 07207, Attention: Corporate Secretary, by delivery of a subsequently dated proxy, or by attending the Annual Meeting and voting in person.

     A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself.

                       THE PROPOSED FAULDING TRANSACTION

THE ACQUISITION TRANSACTION

GENERAL

     On the Closing Date, Purepac will acquire from Faulding all of the issued and outstanding capital stock of each of FMDC, FPR and FPC in exchange for 2,253,521 shares of Purepac Common Stock, subject to adjustment based upon changes in the Net Asset Value of the Faulding Subsidiaries from June 30, 1995 through the Closing Date (the 'Purepac Acquisition Stock'). As a result of the Acquisition Transaction, each of the Faulding Subsidiaries will become a wholly-owned subsidiary of Purepac. The business, operations and prospects of the Faulding Subsidiaries are subject to certain significant risks including, among others, those relating to limited operating history, uncertainty and variability of results of operations, dependency on continued availability of funding, dependence on product development efforts, and engaging in competitive and highly regulated industries. See 'Businesses of the Faulding Subsidiaries -- Certain Risks Relating to the Faulding Subsidiaries.'

     The number of shares of Purepac Acquisition Stock to be issued by Purepac to Faulding in exchange for the shares of capital stock of each of the Faulding Subsidiaries was determined based upon an agreement between Purepac and Faulding of a $20.0 million valuation of the Faulding Subsidiaries, divided by $8.875, being the closing price of the Purepac Common Stock as reported by The Nasdaq National Market on August 9, 1995, the date of the Letter of Intent. The negotiated valuation of $20.0 million was based primarily on the aggregate Net Asset Value of the Faulding Subsidiaries as of June 30, 1995 of $17,878,028, plus additional amounts attributable to certain intangible assets of the Faulding Subsidiaries. The Purepac Acquisition Stock will not be registered under the Securities Act of 1933, as amended (the 'Securities Act'), and therefore will be subject to restrictions on resale by Faulding. However, pursuant to the Stock Purchase Agreement, Purepac has agreed to grant to Faulding certain demand and piggyback registration rights under the Securities Act with respect to the Purepac Acquisition Stock.

     On the Closing Date, Faulding will contribute to the capital of the respective Faulding Subsidiaries all indebtedness then owed by the Faulding Subsidiaries to Faulding. Such indebtedness aggregated $22,748,555 at September 30, 1995. See 'The Proposed Faulding Transaction -- Stock Purchase Agreement.'

PURCHASE PRICE ADJUSTMENT

     The Stock Purchase Agreement provides for an adjustment in the number of shares of Purepac Acquisition Stock issuable to Faulding based upon changes in the aggregate net asset value of the Faulding Subsidiaries (the 'Net Asset Value') from June 30, 1995 through and including the Closing Date. 'Net Asset Value' is defined as the value of the tangible assets of the Faulding Subsidiaries, plus the book value of patents and trademarks held by the Faulding Subsidiaries, less the liabilities of the Faulding Subsidiaries other than inter-company indebtedness owing to Faulding, all as determined in accordance with generally accepted accounting principles in the United States. The Net Asset Value as of the Closing Date shall be determined by Faulding, which determination shall be subject to audit by Purepac's auditors. To the extent that the Net Asset Value as of the Closing Date exceeds $17,878,028 (the Net Asset Value as of June 30, 1995), Purepac shall issue to Faulding such additional number of shares of Purepac Acquisition Stock as shall equal the amount of such excess divided by 8.875. To the extent that the Net Asset Value as of the Closing Date is less than $17,878,028, the number of shares of

Purepac Acquisition Stock to be issued to Faulding shall be reduced by such number of shares as shall equal the amount of such shortfall divided by 8.875. The Stock Purchase Agreement does not limit the number of additional shares of Purepac Acquisition Stock which may be issuable to Faulding as a result of increases in the Net Asset Value. However, it is a condition to Purepac's obligation to consummate the Acquisition Transaction that the Net Asset Value of the Faulding Subsidiaries shall not be less than $17,000,000.

     As of September 30, 1995, the aggregate Net Asset Value of the Faulding Subsidiaries had increased by $601,191 to $18,479,219. If such Net Asset Value were to remain unchanged through the Closing Date, of which there can be no assurance, the number of shares of Purepac Acquisition Stock issuable to Faulding at the Closing would increase by 67,740 shares to an aggregate of 2,321,261 shares.

THE PREFERRED STOCK PURCHASE

GENERAL

     Faulding has agreed to purchase from Purepac, and Purepac has agreed to sell to Faulding on the Closing Date, pursuant to the Preferred Stock Purchase Agreement, 150,000 shares of Purepac's newly designated Class B Preferred Stock for an aggregate cash purchase price of $15.0 million. The closing of the Preferred Stock Purchase is contingent upon the closing of the Acquisition Transaction. The $15.0 million to be received from Faulding upon its purchase of the Class B Preferred Stock is intended to be used by Purepac to finance, in part, the post-acquisition operations of the Faulding Subsidiaries. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations -- Purepac' and ' -- The Faulding Subsidiaries.'

     The  Certificate of  Incorporation of  Purepac authorizes  shares of Common
Stock, shares of Class A Preferred Stock (all of which are issued and outstanding) and shares of 'blank check' preferred stock. See 'Proposal to Increase Capitalization' for a discussion of the currently authorized capital stock and proposed changes thereto. The rights and preferences of the Class B Preferred Stock were established by the Purepac Board by resolution in accordance with the provisions of Purepac's Certificate of Incorporation for issuance of the shares of the 'blank check' preferred stock. If the Purepac Stockholders approve the Faulding Transaction, Purepac will file a Certificate of Designation with the Secretary of State of the State of Delaware immediately prior to the Closing Date setting forth the rights and preferences of the Class B Preferred Stock (the 'Certificate of Designation'). A copy of the Certificate of Designation is annexed to the Preferred Stock Purchase Agreement appearing as Exhibit B to this Proxy Statement.

ATTRIBUTES OF CLASS B PREFERRED STOCK

     The Certificate of Designation will provide that each share of Class B Preferred Stock will accrue dividends at the rate of $4.50 per annum (4.5% of the liquidation/redemption preference), payable on a quarterly basis, and will have a liquidation preference of $100 per share, plus the amount of any accrued but unpaid dividends, in the event of the liquidation, dissolution or winding up of the affairs of Purepac. Shares of Class B Preferred Stock will not have any voting rights, except as required by the General Corporation Law of Delaware, and will be convertible, commencing one year after the Closing Date, at the option of the holder into shares of Purepac Common Stock at the ratio of 10.433 shares of Common Stock for each share of Class B Preferred Stock, or an aggregate of 1,564,950 shares of Purepac Common Stock if all of the Class B Preferred Stock were to be converted. This conversion ratio represents a premium of 8% over the closing price of the Purepac Common Stock on August 9, 1995, the date of the execution of the Letter of Intent. The number of shares of Purepac Common Stock into which the Class B Preferred Stock is convertible will be subject to adjustment in the event of the declaration of stock dividends or stock splits, or in the event of the reclassification or combination of the Purepac Common Stock or upon the occurrence of certain other events such as a merger or consolidation of Purepac with or into another corporation. The Class B Preferred Stock will be subject to redemption by Purepac at its option at any time after the third anniversary of the Closing Date at a redemption price equal to the liquidation value of the Class B Preferred Stock at the date of redemption. The Class B Common Stock will rank pari passu with Purepac's Series A Preferred Stock,

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
all of the outstanding shares of which are owned by Faulding, as to the  payment
of   dividends  and   liquidating  distributions.  See   'Proposal  to  Increase
Capitalization -- Preferred Stock.'

IMPACT OF ISSUANCE UPON PUREPAC STOCKHOLDERS

     Because the Class B Preferred Stock will have a preference over the Purepac Common Stock with respect to the payment of dividends and liquidating distributions,  earnings  of  Purepac  which  otherwise  may  be  available  for distribution to the holders of Purepac Common Stock may be diminished or eliminated in their entirety. In addition, conversion of the Class B Preferred Stock will have the effect of increasing Faulding's percentage ownership of Purepac's then outstanding Common Stock, thereby diluting the equity interests of the other Purepac Stockholders. See 'The Proposed Faulding Transaction -- Preferred Stock Purchase Agreement,' 'Proposal to Increase Capitalization' and 'Principal Stockholders of Purepac.'

CLOSING DATE

     The closing of the Acquisition Transaction (the 'Closing') is expected to be consummated on February 29, 1996, assuming approval by the Purepac Stockholders of the Faulding Transaction at the Annual Meeting, or on such later date which shall be the first business day immediately following the day upon which the last of the conditions to Closing is satisfied.

OPERATIONS OF PUREPAC AFTER THE FAULDING TRANSACTION

     Faulding Subsidiaries as Purepac Subsidiaries. If the Faulding Transaction is consummated, each of the Faulding Subsidiaries will become a wholly-owned subsidiary of Purepac. The businesses conducted by the Faulding Subsidiaries have experienced historical operating losses and are not expected to generate adequate revenues to finance their combined operating expenses until at least 1998. Accordingly, the Faulding Subsidiaries will require additional capital to fund their ongoing operations. Although it is anticipated that the $15.0 million to be received by Purepac from the Preferred Stock Purchase will be used in substantial part for this purpose, additional funding is expected to be required. In such event, Purepac will be required to utilize funds available under its then existing credit facilities or from cash flow from operations to finance any shortfalls. The use of Purepac's credit facilities and other sources of capital would diminish funding available to Purepac to sustain or expand its current business operations. Purepac's operations and results of operations are subject to many of the same risks identified for the Faulding Subsidiaries, such as uncertainty and variability of financial results, competition, dependence on product development and the timing of regulatory approvals permitting the introduction of new products. It is expected that Purepac will need to utilize some of its existing credit facilities to fund its own operations. Consequently, there can be no assurance that Purepac's operating results will be sufficient to permit Purepac to adequately fund the Faulding Subsidiaries, or that satisfying such financing obligations will not adversely affect Purepac's ongoing business operations or its ability to finance its current long range objectives. Accordingly, Purepac may be forced to seek additional credit facilities or to seek additional funding from sales of its securities or from other sources. There can be no assurance that such financing will be available when required, if at all, or will be available upon terms Purepac deems commercially reasonable. See 'Management's Discussion and Analysis of Financial Condition and Results of Operations -- Purepac' and ' -- The Faulding Subsidiaries' and 'Businesses of the Faulding Subsidiaries -- Certain Risks Relating to the Faulding Subsidiaries.'

     Name Change. Faulding will grant to Purepac, on the Closing Date, a worldwide, royalty-free license to use the name 'Faulding' in Purepac's corporate name, in connection with Purepac's business, generally, and also for continued use by each of the Faulding Subsidiaries in connection with their respective businesses. Such license may be terminated at Faulding's option on three years prior notice at any time after Faulding ceases to own greater than 50%, on a fully diluted basis, of Purepac's outstanding Common Stock. Purepac's existing operating subsidiary, Purepac Pharmaceutical Co., will continue to operate under its present name subsequent to the Closing Date.

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
     Managerial Responsibilities. The officers and directors of Purepac and of each of the Faulding Subsidiaries will continue to serve in their respective capacities after the Closing. In addition, Richard F. Moldin, currently the President and Chief Executive Officer and a director of Purepac, will be appointed to serve as a director of each of the Faulding Subsidiaries. Michael
R. D. Ashton, a current director of Purepac and each of the Faulding Subsidiaries, and an officer of each of the Faulding Subsidiaries, has advised Purepac that he will not stand for re-election as a director of Purepac and of his intention to resign as an officer and director of each of the Faulding Subsidiaries on or before the Closing Date.

     Relationship with Faulding. After giving effect to the Acquisition Transaction and the Preferred Stock Purchase (assuming an adjustment to the purchase price based on the Net Asset Value of the Faulding Subsidiaries as of September 30. 1995), Faulding would hold 9,161,241 shares of Purepac Common Stock, representing 61.5% of the then outstanding Purepac Common Stock, as well as shares of Preferred Stock convertible into an aggregate of 6,570,078 additional shares of Purepac Common Stock, representing an aggregate equity interest in Purepac, assuming full conversion of all such shares of Preferred Stock, of 73.3% of the issued and outstanding Purepac Common Stock. In addition, except as otherwise set forth in this Proxy Statement, all licensing, distribution, product development, warehousing and other agreements between
Purepac, the Faulding Subsidiaries, F.H. Faulding and their respective affiliates will continue in effect pursuant to their respective terms and conditions.

BACKGROUND

     As part of F.H. Faulding's goal of expanding its worldwide presence, it established FMDC in 1989 to develop and commercialize a range of drug-dependent and stand-alone injectable devices and systems, all designed to enhance the speed, safety or sterility of injectable drug delivery. F.H. Faulding also granted FMDC exclusive marketing rights in the United States with respect to certain injectable products developed by F.H. Faulding for oncological disease treatment. These products, which require specialized production facilities, are currently manufactured by F.H. Faulding in its own facilities in Mulgrave, Australia.

     Although FMDC had developed its own proprietary devices relating to shell glass vials ('SGV') pre-filled with injectable drugs, and had also designed the molds and other tooling required for their production, it maintained no manufacturing facilities and was therefore required to contract with unaffiliated persons for these services. Furthermore, because FMDC, primarily a product research and development organization, lacked its own marketing capability, it was compelled to contract with unaffiliated third parties, particularly Steris Inc. ('Steris'), to market and sell F.H. Faulding's injectable oncological treatment products in the United States.

     In 1994, F.H. Faulding initiated negotiations with The DuPont Merck Pharmaceutical Company and DuPont Merck Pharma (collectively, 'DuPont Merck') with the goal of acquiring DuPont Merck's injectable pharmaceutical production facility located in Aguadilla, Puerto Rico (the 'Aguadilla Facility') and the United States marketing rights to substantially all of the products manufactured at the Aguadilla Facility. In seeking to acquire the Aguadilla Facility, F.H. Faulding noted particularly that this facility, which was then engaged in the manufacture of six generic injectable drugs for DuPont Merck and other third parties, had under-utilized manufacturing capabilities, which F.H. Faulding envisioned could be used to manufacture products incorporating FMDC's SGV injectable technology, as well as other injectable products principally for United States distribution.

     F.H. Faulding had initially considered contracting with a third party for the marketing in the United States of the injectable products manufactured at the Aguadilla Facility. However, as the negotiations between F.H. Faulding and DuPont Merck progressed towards their conclusion in April 1995, ultimately resulting in FPR's acquisition of the Aguadilla Facility for approximately $13.0 million, F.H. Faulding determined that it would be more economical in the long term, and it would permit F.H. Faulding to have greater managerial control, if F.H. Faulding were to establish its own marketing operation for such products. F.H. Faulding determined that, by establishing FPC to market the products produced at the Aguadilla Facility, it could expand its presence in the United States pharmaceutical product marketplace by utilizing FPC as F.H. Faulding's marketing arm in the United States for certain injectable products developed by F.H. Faulding and its affiliates as well as for products sourced from unrelated third parties. Recognizing the commonality of distribution channels for Purepac's oral generic pharmaceutical products and those injectable generic products to be sold through FPC, Faulding concurrently negotiated a service agreement with Purepac pursuant to which Purepac undertook to provide FPC with certain warehousing, distribution and record keeping services for products to be marketed by FPC.

     Contemporaneously with FPR's acquisition of the Aguadilla Facility, Dr. Edward D. Tweddell, F.H. Faulding's Managing Director as well as Chairman of the Purepac Board, and Michael R.D. Ashton who at that time and through July 1995 served as Chief Executive Officer of each of Faulding, the Faulding Subsidiaries and Purepac, in a series of informal meetings relating to the conduct of the day to day operations of each of Purepac and the Faulding Subsidiaries, reflected upon the possibility of consolidating the injectable pharmaceutical businesses of FPR and FPC, as well as FMDC's research and development activities, with Purepac's existing business. In considering the potential of such a consolidation, Dr. Tweddell and Mr. Ashton noted the fact that the Aguadilla Facility had unused production capacity which, after appropriate capital improvements, could be utilized for the production of products incorporating FMDC's SGV injectable technology. Note was also taken of the fact that utilization of Purepac's distribution capabilities would permit F.H. Faulding to sell directly, through a United States subsidiary, its oncological treatment products in the United States, which would result in greater profit margins than continuing to sell through Steris. See 'Business of the Faulding Subsidiaries.'

     Dr. Tweddell and Mr. Ashton also considered the fact that over the past several years, the oral generic pharmaceutical product industry, generally, had experienced increased levels of supplier and customer consolidation, as well as intense competitive pricing. As a result of these factors, Purepac's revenues were decreasing and new product introductions were not at such time occurring at a level of frequency to replace its diminution of revenues. Further, Purepac's customers were indicating their preference to deal with 'one-stop' pharmaceutical suppliers, those which could offer broad product lines rather than solely oral generic products. Consequently, Dr. Tweddell and Mr. Ashton concluded that Purepac's long-term profitability could be enhanced by a consolidation of the respective businesses of the Faulding Subsidiaries with Purepac.

     In furtherance of the possibility of effectuating some form of consolidation between the Faulding Subsidiaries and Purepac, Dr. Tweddell, Mr. Ashton, Mr. Geoffrey Pritchard, the Chief Financial Executive of F.H. Faulding, and Mr. Lee Craker, who was at that time Chief Financial Officer of Faulding and who subsequently, on May 26, 1995, became Chief Financial Officer of Purepac, reviewed and discussed on several occasions during April 1995 the then current operations of each of the Faulding Subsidiaries and their future business plans. The feasibility of effectuating such a consolidation and the potential benefits to both Purepac and the Faulding Subsidiaries were also discussed. However, these discussions were limited to a preliminary analysis of the potential business advantages of such a combination in general and no specific consolidation transaction was discussed nor were there any discussions as to the valuation of any of the Faulding Subsidiaries.

     On April 18, 1995, a video teleconference was held among Dr. Tweddell, Messrs. Pritchard, Ashton and Craker and certain members of their respective staffs and Parker Duryee, Purepac's legal counsel, to preliminarily explore alternative forms of transactions which, if consummated, would result in Purepac's acquisition of the Faulding Subsidiaries. In addition, at the request of Mr. Ashton, representatives of Salomon Brothers were invited to participate in this meeting with a view toward Salomon Brothers' engagement by the Purepac Board, in light of the affiliated nature of the proposed acquisition transaction, to pass upon the fairness to Purepac, from a financial point of view, of the consideration to be paid by Purepac to Faulding should Purepac determine to acquire the Faulding Subsidiaries.

     Prior to April 18, 1995, Salomon Brothers had not been retained to represent either Faulding or Purepac or any of their respective affiliates
(collectively, the 'Faulding Group') in any transaction, nor had Salomon Brothers charged, nor had it received, any fees from any of such entities for its services. In early 1994, however, Salomon Brothers had advised, although never been formally retained by Faulding Services, a wholly-owned subsidiary of Faulding, in connection with a prospective acquisition transaction, which never reached the stage of an agreement in principle between Faulding Services and the acquisition target. Mr. Ashton, however, believed that Salomon Brothers, in performing its preliminary analysis of the potential synergies arising from this proposed acquisition transaction, had attained a level of familiarity with the structure, operations, strategic direction of, and relationships among, the several entities comprising the Faulding Group, including Purepac, to be the logical candidate to pass upon fairness of the proposed transaction to Purepac, from a financial point of view, should Purepac determine to acquire the Faulding Subsidiaries from Faulding.

     Over the following two weeks, informal discussions continued between members of Purepac's and Faulding's management, particularly Dr. Tweddell and Messrs. Ashton and Craker, Parker Duryee and Salomon Brothers, concerning the Faulding Subsidiaries' respective business plans, as well as Purepac's own business plan. During this period, it became apparent that a transaction between Purepac and Faulding relating to Purepac's acquisition of the Faulding Subsidiaries was becoming a realistic possibility. Accordingly, Faulding and Purepac agreed that Parker Duryee would continue to act as Purepac's legal counsel in connection with such a transaction, and that, initially, F.H.
Faulding's in-house counsel would advise Faulding in the negotiation of the structure of a proposed acquisition transaction, with outside counsel to be engaged only at such time as an acquisition transaction became probable.

     In evaluating alternative structural approaches to an acquisition transaction, Messrs. Ashton and Craker observed that Purepac's working capital requirements, given its diminishing revenues and operating losses, precluded Purepac's acquisition of the Faulding Subsidiaries for cash. A stock for stock exchange was therefore determined to be the most feasible structure for an acquisition, especially in light of its anticipated treatment for federal income tax purposes as a reorganization, which would not require either Purepac or Faulding to recognize any taxable gain as a consequence of its implementation. However, no definitive decision was made as to transaction structure, pending the performance of a preliminary evaluation of the Faulding Subsidiaries by Messrs. Ashton and Craker.

     The initial discussions between Messrs. Ashton and Craker concerning a valuation of the Faulding Subsidiaries centered upon selecting recognized methodologies to most accurately value the Faulding Subsidiaries in light of their initial stages of development, their need for significant capital resources to finance future operations, and the uncertainty of financial projections for such businesses as a result of their limited operating histories. Also considered were the benefits to be derived by the Faulding Subsidiaries from their license, distribution, service and other agreements with other members of the Faulding Group, including, Purepac, and marketing, manufacturing and distribution synergies, which could enhance the valuation of the Faulding Subsidiaries if acquired by Purepac as contrasted with their acquisition by an unaffiliated third party. Dr. Tweddell insisted that in setting a benchmark for such valuation, they would begin with the purchase price of approximately $13.0 million paid to DuPont Merck by FPR for the Aguadilla Facility and certain related business operations currently conducted by FPC, which price resulted from arms-length negotiations with DuPont Merck, and which was primarily based upon the net asset value of the Aguadilla Facility as of September 30, 1994. In addition, Dr. Tweddell and Messrs. Ashton and Craker agreed that, in developing a valuation for the Faulding Subsidiaries, they would take into consideration (i) the increase in manufacturing activity undertaken by FPR subsequent to its acquisition of the Aguadilla Facility, thereby increasing FPR's and FPC's inventory levels; (ii) capital expenditures made by FPR for facility improvements, which were funded by Faulding; (iii) the implementation of certain agreements between members of the Faulding Group and the Faulding Subsidiaries (e.g., the Licensing Agreement between F.H. Faulding and FPC pursuant to which FPC, commencing in September 1995, would market certain products manufactured by F.H. Faulding in the United States); (iv) the value of FMDC's molds and other tooling for production of its proprietary SGV products; and, to a lesser extent (v) the potential future benefits, approximating $680,000, realizable by Purepac by acquiring the tax loss carry-forwards of the Faulding Subsidiaries which might be utilized by Purepac to offset future taxes payable.

     Because the proposed Acquisition Transaction is a transaction between affiliated parties and because Dr. Tweddell and Mr. Ashton were officers and/or directors of both Purepac and Faulding, it was determined that Purepac would request those members of the Purepac Board having no affiliation with Faulding to act as a special committee of the Purepac Board to review any proposed acquisition transaction to assure its fairness to the Purepac Stockholders other than Faulding. Purepac has routinely

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
utilized a special committee of independent directors to review all proposed transactions between Faulding and/or its affiliates and Purepac.

     On May 4, 1995, at the request of Purepac's management, David Beretta and Bruce Tully, the two directors of Purepac who are neither employees of Purepac nor affiliates of the Faulding Group, attended a meeting in New York with Parker Duryee and with representatives of Salomon Brothers to discuss the proposed acquisition transaction and to interview Salomon Brothers in connection with the proposed engagement of that firm to opine upon the fairness of the proposed acquisition transaction, from a financial point of view, to Purepac. Salomon Brothers reviewed with Messrs. Beretta and Tully its knowledge about the Faulding Group as a result of its prior consultations with Faulding relating to a potential unconsummated acquisition transaction and related matters. Following that meeting, Messrs. Beretta and Tully advised Purepac's management that they were satisfied that Salomon Brothers' prior service to Faulding did not constitute an impediment to Salomon Brothers' retention by the Purepac Board and they were in agreement that Salomon Brothers should be retained on behalf of Purepac. They also confirmed that they were prepared to act as a special committee (the 'Special Committee') to evaluate the proposed acquisition transaction from the standpoint of fairness to Purepac.

     On May 9, 1995, Dr. Tweddell submitted a written proposal (the 'Acquisition Proposal') to the Purepac Board which contemplated Purepac's acquisition of the Faulding Subsidiaries. The Acquisition Proposal did not address the potential valuation of the Faulding Subsidiaries, but proposed that the form of payment to Faulding be Purepac Common Stock. The Acquisition Proposal also called for Purepac to enter into negotiations with Faulding for the purpose of structuring an acquisition transaction for consideration by the Purepac Board, for the Special Committee to evaluate the Acquisition Proposal from the standpoint of fairness to Purepac, and for Salomon Brothers' retention to advise the Purepac Board and the Special Committee.

     The Acquisition Proposal also stated that, should the transaction contemplated by the Acquisition Proposal ultimately be approved by the Purepac Board, such transaction be submitted for approval to the Purepac Stockholders as promptly as practicable.

     On May 26, 1995, the Purepac Board unanimously approved and authorized the actions proposed by Dr. Tweddell in the Acquisition Proposal.

     During the following three week period, discussions ensued on several occasions between representatives of Purepac and Faulding, particularly among Messrs. Ashton, Craker and Pritchard. These discussions addressed five year projections of operating results for each of the Faulding Subsidiaries and for Purepac, and Purepac's ability to finance the operations of the Faulding Subsidiaries in light of anticipated operating losses of the Faulding
Subsidiaries through at least June 30, 1997. F.H. Faulding's willingness to provide Purepac with additional funding, and the likelihood of utilizing Purepac's own credit facilities (approximately $15.0 million of availability) were discussed briefly as well.

     On June 13, 1995, a written report regarding the proposed acquisition transaction, prepared by Messrs. Ashton and Craker, was distributed to the Purepac Board. The report addressed:

           A general description of the respective businesses of the Faulding Subsidiaries.

           A summary of the proposed acquisition transaction, structured as a stock-for-stock exchange.

           A post-acquisition business strategy for each of the Faulding Subsidiaries, including goals of achieving greater utilization of the Aguadilla Facility, providing FPC with a broader range of product offerings to be sourced from FPR and F.H. Faulding, and commercializing the products under development by FMDC which, in part, could be incorporated into injectable products offered by FPC.

           A financial analysis of each of the Faulding Subsidiaries, including five year revenue, capital expenditure and income/loss projections, indicating expected pre-tax net operating losses of approximately $4.0 million and $1.7 million to be incurred during the fiscal years ending June 30, 1996 and 1997 upon revenues of approximately $15.8 million and $29.2 million, respectively, and the likelihood that no pre-tax net operating income would be recognized prior to the fiscal year ending June 30, 1998.

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
           Five year anticipated funding requirements for Purepac, including financing alternatives as well as the possibility of the need for additional credit facilities or other sources of capital depending upon the timing of receipt of FDA approvals of products under development by Purepac.

           Per share earnings projections for Purepac on both a stand-alone basis and assuming Purepac's acquisition of the Faulding Subsidiaries, indicating the immediate dilutive effect that consummation of the Faulding Transaction would have on Purepac's per share earnings.

     On June 20, 1995, the Purepac Board considered the Acquisition Proposal. All of the members of the Purepac Board participated in these discussions, as well as representatives of Salomon Brothers. In particular, Mr. Craker reviewed the financial information which had been provided to the Purepac Board, focusing on projected earnings, per share earnings dilution and funding requirements, and sources thereof, to sustain the Faulding Subsidiaries' operations if acquired by Purepac. Specific funding issues addressed by Mr. Craker related to anticipated negative cash flow from the combined operations of Purepac and the Faulding Subsidiaries through June 30, 1998 of approximately $25 million, of which approximately $20 million would be attributable to the Faulding Subsidiaries. The Purepac Board recommended that alternatives for financing the cash flow requirements of the combined operations of Purepac and the Faulding Subsidiaries be further explored. Financial projections presented by Mr. Craker to the Purepac Board at this meeting assumed an estimated acquisition valuation of $30.0 million, for illustrative purposes only and for use in the calculations of certain financial projections, such as per share earnings.

     Salomon Brothers then delivered to the Purepac Board a written presentation and reviewed with the Purepac Board the overall scope of the Salomon Brothers engagement. Salomon Brothers reviewed the established alternative valuation methodologies which would be utilized by Salomon Brothers in connection with the delivery to the Purepac Board, if an acquisition transaction were agreed to between Purepac and Faulding, of an opinion as to the fairness to Purepac, from a financial point of view, of the consideration to be paid by Purepac for the Faulding Subsidiaries. Also discussed by the members of the Purepac Board were various valuation methodologies available, including those which Salomon Brothers proposed to utilize. Salomon Brothers presented to the Purepac Board certain preliminary financial data relating to Purepac and the Faulding Subsidiaries based upon Mr. Craker's financial projections and his assumed $30.0 million valuation.

     Parker Duryee then made a presentation to the Purepac Board regarding various legal considerations and timing requirements for implementing the proposed acquisition transaction. These included, in light of the affiliation between Purepac and Faulding, the advisability of an independent review and approval of the terms of the proposed transaction by the Special Committee, the need for stockholder approval of the transaction under the rules of The Nasdaq National Market and the advisability of allowing approval or disapproval of the acquisition transaction to be determined by the vote of the Purepac Stockholders other than Faulding.

     After further discussion among the members of the Purepac Board regarding the proposed acquisition transaction, the Purepac Board instructed Purepac's management, Salomon Brothers and Parker Duryee to continue to pursue development of the terms and structure of the proposed transaction as promptly as possible along the lines outlined at the meeting with the objective of submitting definitive terms of the proposed transaction for approval in principle to the Purepac Board at a Special Meeting, ultimately scheduled for August 9, 1995.

     On July 17, 1995, Mr. Pritchard, on behalf of F.H. Faulding, and Mr. Craker, on behalf of Purepac, met in New York City to review proposed valuations for the Faulding Subsidiaries. Also participating in those meetings were Parker Duryee and representatives of Salomon Brothers. During these discussions, valuation issues were again reviewed with a view towards determining an acquisition price for the Faulding Subsidiaries. Because Faulding had recently acquired the Aguadilla Facility and certain product lines now marketed by FPC for a purchase price based upon the net asset value of the Aguadilla Facility and its attendant operations, and in view of the fact that FPR's and FPC's operations constituted the majority of the assets of the Faulding Subsidiaries, it was determined by Messrs. Pritchard and Craker to base the purchase price of the Faulding Subsidiaries in substantial part upon their Net Asset Value, then estimated to be approximately $17.7 million, plus, to a lesser extent, the

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
incremental value of a distribution agreement that was to be put into place between F.H. Faulding and FPC, and the net operating loss tax carry-forwards of the Faulding Subsidiaries from which Purepac might derive a future tax benefit.

     Messrs. Pritchard and Craker agreed to present a proposed purchase price of $20.0 million to the respective boards of directors of Faulding and Purepac, together with a concurrent purchase by Faulding of $15.0 million of a new class of Purepac preferred stock to provide a source of funding for the Faulding Subsidiaries' post-acquisition operations. It was agreed that the attributes of the new preferred stock would be based principally on the terms of Purepac's currently outstanding Class A Preferred Stock, all of which is held by Faulding, taking into account current interest rates and prevailing conversion premium levels and dividend rates for recent convertible preferred stock issuances by unaffiliated parties. Mr. Pritchard expressed the view that, from Faulding's perspective, its purchase of preferred stock as a funding mechanism was preferable to a loan by Faulding to Purepac for the Faulding Subsidiaries' post-acquisition working capital needs, provided the preferred stock paid a dividend, as under Australian generally accepted accounting principles, the receipt of such a dividend, if sufficient in amount, would assist F.H. Faulding to report its investment in Purepac as profitable. Salomon Brothers was requested to provide Purepac with advice as to suggested dividend rates and conversion premiums for this new class of preferred stock. Mr. Pritchard also stated that Faulding was prepared to contribute all sums theretofore advanced to the Faulding Subsidiaries (then estimated to be approximately $20.0 million) to their capital upon consummation of an acquisition transaction to eliminate the need for their future repayment.

     On August 4, 1995, a report was delivered to the Purepac Board by Mr. Moldin, who had become Purepac's Chief Executive Officer on July 17, 1995, replacing Mr. Ashton. This report summarized the proposed acquisition transaction, setting forth the proposed purchase price of $20.0 million and the relationship of such purchase price to the Net Asset Value of the Faulding Subsidiaries. The report also provided the financial projections for each of Purepac and the Faulding Subsidiaries, as previously furnished to the Purepac Board on June 13, 1995. In particular, Mr. Moldin's report addressed the funding issues related to the proposed business operations of the Faulding Subsidiaries, earnings forecasts for Purepac and the Faulding Subsidiaries for the ensuing five fiscal years ending June 30, 2000, and forecasted capital expenditures to be incurred in connection with the businesses to be acquired. The report also addressed the availability of financing through Purepac's existing credit facilities and the rationale for proposing to partly satisfy the need for additional funding by means of a preferred stock issuance to Faulding to generate proceeds of $15.0 million. Mr. Moldin's report also set forth a recommended dividend rate of 4.5% and conversion premium of 8% above the then market price of Purepac Common Stock for such preferred stock.

     On August 9, 1995, the Special Committee met with Messrs. Moldin and Craker and Parker Duryee to review the proposed acquisition transaction. Specifically addressed were various operating and financial aspects of the Faulding Subsidiaries, the proposed purchase price, and the methodology for arriving at such price. In addition, the Special Committee reviewed with Mr. Craker certain cash flow and funding requirements of Purepac and the Faulding Subsidiaries and the terms of the proposed preferred stock issuance. The members of the Special Committee also confirmed with both Messrs. Moldin and Craker that, as senior management of the Company, they continue to be in full support of the transactions proceeding along the lines proposed.

     On the evening of August 9, 1995, the Purepac Board met in New York City to review the final proposal regarding the Acquisition Transaction and the Preferred Stock Purchase. Participating in the meeting were all of the members of the Purepac Board, excepting only Mr. Alan McGregor, who was unavailable. Also participating in the meeting were Parker Duryee and representatives from Salomon Brothers.

     Salomon Brothers, having first delivered a written presentation to the Purepac Board, then verbally summarized its written presentation which detailed the several methodologies by which Salomon Brothers valued the Faulding Subsidiaries for the purposes of its opinion. First noting that Purepac had not directed Salomon Brothers to use any particular valuation methodology, Salomon Brothers stated that it had employed a Public Market Valuation Method, a Merger and Acquisition Transaction Multiple Method and a Discounted Cash Flow Method for this purpose. These methods resulted in

                                       11


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valuation ranges of $15.0 to $25.0 million, $30.0 to $40.0 million, and $80.0 to
$110.0 million, respectively. Salomon Brothers, however, advised the Purepac Board, as discussed under 'Opinion of Financial Advisor' elsewhere herein, that each of these valuation methodologies had inherent limitations. Salomon Brothers also presented a breakdown of the number of shares of Purepac Common Stock to be issued in the Faulding Transaction and the terms of the proposed Class B Preferred Stock, based upon an assumed closing price of the Purepac Common Stock on such date of $8.875 per share. Salomon Brothers then formally delivered to the Purepac Board its written opinion to the effect that, as of such date, the consideration to be paid by Purepac to Faulding for the Faulding Subsidiaries, and the consideration to be received by Purepac upon its sale of the Class B Preferred Stock to Faulding, was fair, from a financial point of view, to Purepac. See 'The Proposed Faulding Transaction -- Opinion of Financial Advisor.'

     The Special Committee confirmed to the Purepac Board that it had considered the Faulding Transaction and had determined that the terms of the Faulding Transaction were fair to Purepac. The Purepac Board thereupon approved the Faulding Transaction, subject to its approval by the Purepac Stockholders other than Faulding. The Purepac Board also authorized Mr. Moldin to execute the Letter of Intent, which had been theretofore prepared by Parker Duryee and reviewed by F.H. Faulding's in-house counsel.

     During the remainder of August and through October 1995, Purepac, through Parker Duryee, and Faulding, through Reid & Priest LLP, retained by Faulding subsequent to August 9, 1995 to act as its counsel, prepared and revised drafts of the Stock Purchase Agreement and the Preferred Stock Purchase Agreement.

     In late August, Messrs. Moldin and Craker commenced monitoring the ongoing financial performance of both Purepac and the Faulding Subsidiaries, and analyzed their respective financial projections. During late September, a more detailed review of financial data for the Faulding Subsidiaries and for Purepac was undertaken by Messrs. Moldin and Craker. Such reviews revealed that, as a result of continued competitive pricing pressures in the oral generic drug industry, Purepac's operating revenues continued to reflect a downward trend, and that delays in obtaining regulatory approvals were disrupting anticipated market introductions of Purepac's new products, with the likelihood, if such delays were to continue, of a resultant diminution in anticipated future revenues and profitability. This downward trend was at variance from a more optimistic forecast contained in Mr. Moldin's report that was delivered to the Purepac Board on August 4, 1995. Mr. Moldin also observed that FPC's sales were not at the levels initially expected, resulting in lower than expected projected revenues and margins for the quarter ending September 30, 1995. As a consequence of these factors, Mr. Craker concluded that Purepac's existing credit facilities of approximately $15.0 million, which were anticipated to be applied in part to the projected cash flow needs of the Faulding Subsidiaries, could instead be required in large measure to fund Purepac's operating needs on a stand-alone basis. Mr. Craker also concluded that unfavorable changes in credit terms with Purepac's suppliers and customers from those assumed for purposes of the projections could further limit Purepac's ability to fund the Faulding Subsidiaries. Mr. Craker noted that any future receipt of new product approvals from the FDA, with the resultant need to substantially increase inventories of raw materials to permit the manufacture in volume of such products, could further exacerbate Purepac's future cash flow needs. In all, Mr. Craker concluded that the negative cash flow of the combined operations of Purepac and the Faulding Subsidiaries through June 30, 1998 could be substantially greater than the earlier estimate of approximately $25.0 million presented to the Purepac Board on June 20, 1995.

     Based upon this updated financial data, and incorporating certain adjustments to the respective business plans of the Faulding Subsidiaries which Purepac's management had determined to make as a result of its analysis of their ongoing operations, Purepac's management prepared revised financial projections for the Faulding Subsidiaries. In particular, these revised projections, among other matters, estimated pre-tax net operating losses of $4.4 million and $2.2 million for the fiscal years ending June 30, 1996 and June 30, 1997, upon estimated revenues of approximately $15.2 million and $28.5 million, respectively. Consistent with the projections previously presented to the Purepac Board in the June 13, 1995 report, recognition of pre-tax net operating income was not expected prior to the fiscal year ending June 30, 1998. However, anticipated revenues and net operating income levels for that fiscal

                                       12


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
year, as well as for the next two fiscal years, were substantially reduced from those previously presented to the Purepac Board as a consequence of the more conservative approach taken in the October 24, 1995 projections with respect to the anticipated impact during such fiscal years of potential market share erosion and aggressive competitive pricing. See ' Management's Discussion and Analysis of Financial Condition and Results of Operations -- Faulding Subsidiaries -- Overview.'

     Purepac's management provided these revised projections for both Purepac and the Faulding Subsidiaries to Salomon Brothers in early October 1995, and requested that Salomon Brothers advise the Purepac Board as to the effect, if any, which these updated financial projections, as well as a downward movement in the market price of Purepac's Common Stock from August 9, 1995 and general market conditions, may have upon Salomon Brothers' opinion.

     On October 12, 1995, the Special Committee met with Messrs. Moldin and Craker, as well as Parker Duryee, to review the revised financial projections for Purepac and the Faulding Subsidiaries and to discuss the bases for the revisions to the Purepac and Faulding Subsidiaries' projections. Salomon Brothers, telephonically present at such meeting, confirmed its belief that it would be able to continue to provide Purepac with a fairness opinion.

     On October 24, 1995, a meeting of the Purepac Board was held, at which the revised financial results of Purepac and the Faulding Subsidiaries were reviewed. Messrs. Moldin and Craker presented an analysis of such results and management's proposals for certain modifications in the respective business plans of Purepac and the Faulding Subsidiaries, which included a restructuring of Purepac's management and an analysis as to which of Purepac's product development projects should be pursued most aggressively. Representatives of Salomon Brothers, also present at the meeting, delivered to the Purepac Board a written presentation in a format similar to that delivered at the Purepac Board's August 9, 1995 meeting, which incorporated the revised financial data and projections of Purepac's management for the Faulding Subsidiaries based upon Purepac management's revised business plans. Salomon Brothers' presentation contained a revaluation of the Faulding Subsidiaries for purposes of its opinion using the same methodologies used in its August 9, 1995 presentation. Salomon Brothers' revaluation of the Faulding Subsidiaries using the Public Market valuation methodology did not result in a change in valuation ranges from the previous $15.0 to $25.0 million range presented at the August 9, 1995 Purepac Board Meeting. However, Salomon Brothers' revaluation of the Faulding Subsidiaries utilizing the Merger and Acquisition Multiple and the Discounted Cash Flow valuation methodologies reduced such ranges by $5.0 million and $15.0 million, respectively, from the ranges presented at the August 9, 1995 Purepac Board meeting, to $25.0 to $35.0 million and $65.0 to $85.0 million, respectively. In concluding its presentation, Salomon Brothers confirmed that it could continue to be able to deliver its fairness opinion after giving effect to such revaluations.

     Salomon Brothers also presented a pro forma combination analysis of Purepac and the Faulding Subsidiaries for the fiscal years ending June 30, 1995, 1996 and 1997, utilizing the financial projections for Purepac and each of the Faulding Subsidiaries for the fiscal years 1996 and 1997, which as noted above were prepared by Purepac's management in early October 1995, and utilizing the actual results of operations for the fiscal year ended June 30, 1995. Such analysis, which was presented to the Purepac Board solely for illustrative purposes, assumed consummation of the Faulding Transaction and reflected, among other matters, the anticipated contribution of each of Purepac and the Faulding Subsidiaries to the combined revenues and pre-tax operating income/loss of Purepac for such fiscal years.

     The pro forma results of operations for the fiscal year ended June 30, 1995 are set forth in detail herein under the Section 'Pro Forma Financial Statements.' The pro forma combination analysis presented by Salomon Brothers reflected an increasing revenue contribution of the Faulding Subsidiaries over the years ended June 30, 1996 and 1997, and reflected a significant negative impact of the Faulding Subsidiaries upon Purepac's pre-tax operating income/loss for the fiscal year ending June 30, 1996, with a somewhat reduced negative impact for the fiscal year ending June 30, 1997. In addition, the pro forma combination analysis reflected a substantial negative impact of the Faulding Subsidiaries upon Purepac's available cash flow during the fiscal years ending June 30, 1996 and 1997. Salomon Brothers expressed no opinion as to whether the projections used by Salomon Brothers in preparing the pro forma combination analysis were reasonable.

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     At the October 24, 1995 meeting, Bruce Tully, an independent director and a member of the Special Committee, asked Salomon Brothers to prepare a revised Discounted Cash Flow analysis of the Faulding Subsidiaries utilizing a higher discount factor for FPR and FPC. Salomon Brothers advised the Special Committee
that,  while  Salomon  Brothers  believed  the  discount  factor  used  in   its
presentation was appropriate, it would prepare such an analysis for illustrative purposes. Subsequent to this meeting, on October 27, 1995, Salomon Brothers presented this analysis, using a range of discount rates from 33% to 37% for FPR and FPC and from 30% to 40% for FMDC, as compared to a range of discount rates from 18% to 22% for FPR and FPC and from 30% to 40% for FMDC used for the purposes of its October 24, 1995 presentation. The October 27, 1995 discounted cash flow analysis resulted in a valuation range of $38.6 million to $72.8 million, as compared to the $54.6 million to $99.0 million valuation range derived from the October 24, 1995 analysis.

     Following Salomon Brothers' presentation at the October 24 meeting, both the Special Committee and the Purepac Board unanimously reaffirmed their approval of the Faulding Transaction. In the discussion relating to such re-affirmation, the issue of adjusting Purepac's $20.0 million purchase price for the Faulding Subsidiaries in view of the near-term diminution of their respective revenue prospects since August 9, 1995 was addressed. In determining not to seek a change in the purchase price, the Purepac Board noted that the $20.0 million purchase price had been primarily linked to the Net Asset Value of the Faulding Subsidiaries, rather than to their future prospects or to the cash flows to be derived from their future operations. The Purepac Board noted that the anticipated negative cash flow attributable to the Faulding Subsidiaries through June 30, 1998 had not materially changed from the $20 million level presented to the Purepac Board on June 20, 1995. The Purepac Board also took note of the fact that, as the purchase price for the Faulding Subsidiaries was to be paid in shares of Purepac Common Stock, any attempt to renegotiate the valuation of the Faulding Subsidiaries to a figure of less than $20.0 million would give rise to the likelihood that Faulding would contend that a current, and lower ($8.00 compared to $8.875) per share price should also be used in computing the aggregate number of shares to be issued to Faulding, thus potentially resulting in a greater number of shares of Purepac Common Stock being issued to Faulding, with a resultant increase in dilution to Purepac Stockholders. Further, irrespective of the fact that the revised financial projections of the Faulding Subsidiaries had resulted in a downward valuation in two of the three valuation methodologies utilized by Salomon Brothers, the Purepac Board's economic rationale in consummating the Faulding Transaction was based in substantial part upon the potential long range benefits to Purepac resulting from product diversification opportunities and operational efficiencies, which would not be materially affected by such valuation reductions.

     On October 30, 1995, a teleconference was held among the Special Committee, Messrs. Moldin and Craker and Parker Duryee to review the terms of both the Stock Purchase Agreement and the
Preferred Stock Purchase Agreement, at which time the Special Committee approved the terms thereof.

     On November 30, 1995, the Special Committee met in New York City with Mr. Moldin and Parker Duryee to review the status of the Faulding Transaction and the most current operating results and financial projections of both Purepac and the Faulding Subsidiaries.

     In December 1995, representatives of Purepac and Faulding and their respective counsel completed negotiation of the terms of the Stock Purchase Agreement and the Preferred Stock Purchase Agreement.

     On January 23, 1996, the Special Committee, after reviewing the then most current operating results and financial projections of both Purepac and the Faulding Subsidiaries, reaffirmed its approval of the Faulding Transaction. Also on January 23, 1996, the Purepac Board approved the execution and delivery of the Stock Purchase Agreement and the Preferred Stock Purchase Agreement, both of which were executed on Purepac's behalf later that day.

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
RECOMMENDATION OF THE PUREPAC BOARD; REASONS FOR THE FAULDING TRANSACTION

     On August 9, 1995 and January 23, 1996, the Purepac Board, following the recommendation of the Special Committee, unanimously approved the Faulding Transaction.

     In determining whether or not to approve the Faulding Transaction, the Purepac Board noted the variety of business operations conducted by the Faulding Subsidiaries, which primarily focus upon injectable generic drugs and related products, and the extent to which such businesses could complement and supplement the business operations of Purepac, as well as provide a greater diversification of Purepac's product offerings, presently limited to generic solid oral pharmaceuticals. The Purepac Board also considered that, collectively, the Faulding Subsidiaries comprised a manufacturing facility for injectable generic products, a marketing and sales infrastructure for such products and a medical device development company that could provide value-added benefits to products of FPC, as well as potential commercialization of its own products on a stand-alone basis. The Purepac Board noted that the expense and time required for the construction of an injectable drug facility meeting regulatory requirements and for the acquisition of the necessary manufacturing expertise pose significant barriers to entry into this marketplace. The Purepac Board believed that the Acquisition Transaction provided an opportunity to substantially overcome such barriers. The Purepac Board also considered the different end-customer base of the Faulding Subsidiaries, being institutional sales, as contrasted with Purepac's retail-based sales, and the potential benefits to Purepac that could be derived from broadening Purepac's access to institutional purchasers. The Purepac Board also took note of the fact that since largely the same distribution channels are utilized by Purepac and the Faulding Subsidiaries to service their respective end customers, there was a significant likelihood of achieving operating efficiencies from the integration of their respective administrative, distribution and sales organizations and efforts.

     The Purepac Board also considered the Faulding Transaction as an opportunity for Purepac to solidify and formalize its position as the base of F.H. Faulding's generic and related pharmaceutical product technology and product offerings in the United States. In particular, Purepac's acquisition of the Faulding Subsidiaries, which are parties to various agreements with F.H. Faulding providing the Faulding Subsidiaries with United States marketing rights to certain products developed by F.H. Faulding, would enable Purepac to hold substantially all of F.H. Faulding's United States generic and injectable pharmaceutical product interests. The Purepac Board also took into account the broad recognition of F.H. Faulding in the worldwide pharmaceutical industry and the opportunity to capitalize on the 'Faulding' name as a result of the consolidation of all of F.H. Faulding's United States business operations within Purepac, and by changing Purepac's name to 'Faulding Inc.'

     The Salomon Brothers opinion was also taken into consideration by the Purepac Board in making its determination to approve the Faulding Transaction. However, as discussed above, the valuation methodologies used by Salomon Brothers were not the bases for determination of the purchase price to be paid by Purepac for the Faulding Subsidiaries. Rather, Salomon Brothers' opinion was primarily utilized by the Purepac Board to confirm that the terms of the Faulding Transaction, negotiated in substantial part by Messrs. Craker and Pritchard on behalf of, respectively, Purepac and Faulding, were fair, from a financial point of view, to Purepac.

     The Purepac Board considered the proposed budgets and projected financial performance of the Faulding Subsidiaries and the funding requirements for expenditures for their respective businesses and of their anticipated operating losses through at least June 30, 1997. In particular, the Purepac Board observed that the Faulding Subsidiaries would require an infusion in excess of $20 million during such period to sustain their respective operations. The Purepac Board considered these factors in light of Purepac's own revenue projections, available credit facilities, options available for external financing, and the projected time frame during which each of these businesses were expected to generate sufficient cash flow from operations to sustain their respective operations. The Purepac Board determined that the offer of Faulding to purchase the Class B Preferred Stock provided Purepac with an immediate source of financing on terms and conditions which were fair to Purepac and which would provide Purepac with flexibility in the application of such proceeds to the Faulding Subsidiaries' business operations or, if required, to Purepac's existing operations. The Purepac Board also took into account Faulding's agreement to contribute to capital all indebtedness of the Faulding Subsidiaries to Faulding.

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
     The Purepac Board also considered certain potentially negative factors such as the historical operating losses of FMDC, the limited operating histories of each of FPR and FPC, and the need for substantial capital to fulfill the business plans of the Faulding Subsidiaries, all as hereinafter discussed under 'Business of the Faulding Subsidiaries -- Certain Risks Relating to the Faulding Subsidiaries.' The Purepac Board concluded, however, that notwithstanding these negative considerations, the acquisition of the Faulding Subsidiaries and the infusion of $15.0 million of capital in Purepac by Faulding would be in the best interests of Purepac and the Purepac Stockholders, and would afford Purepac the possibility of significant growth potential. See 'Background' for additional factors considered by the Purepac Board.

OPINION OF FINANCIAL ADVISOR

     Following Salomon Brothers' attendance at, and participation in a number of meetings among representatives of Purepac and Faulding at various dates through the early summer of 1995, as discussed under 'Background,' Salomon Brothers was formally retained by the Purepac Board on July 31, 1995 to render an opinion to the Purepac Board that the consideration to be paid by Purepac to Faulding for the Faulding Subsidiaries, and the consideration to be received by Purepac upon its sale of the Class B Preferred Stock to Faulding, was fair, from a financial point of view, to Purepac. Salomon Brothers rendered its opinion to such effect to the Purepac Board on August 9, 1995, immediately prior to Purepac's execution of the Letter of Intent.

     No limitations were imposed by the Purepac Board upon Salomon Brothers with respect to the investigations made or the procedures followed by Salomon Brothers in rendering its opinion. Salomon Brothers did not, and was not requested by the Purepac Board, to make any recommendations as to the form or amount of consideration to be paid by Purepac in connection with the Acquisition Transaction, or the form or amount of consideration to be received by Purepac in connection with the Preferred Stock Purchase.

     On October 24, 1995, and, again, on January 23, 1996, Salomon Brothers, at the request of the Purepac Board and after reviewing updated operating results and financial projections of each of Purepac and the Faulding Subsidiaries, reaffirmed its August 9, 1995 opinion as of such dates.

     The full text of Salomon Brothers' opinion, dated January 23, 1996, which sets forth the assumptions made, general procedures followed, matters considered and limits on the review undertaken, is attached as Exhibit C to this Proxy Statement. Salomon Brothers' opinion is directed only to the fairness to Purepac, from a financial point of view, of the consideration to be paid by Purepac in connection with the Acquisition Transaction and the consideration to be received by Purepac in connection with the Preferred Stock Purchase, and does not constitute a recommendation to any holder of Purepac Common Stock as to how such holder should vote on the Faulding Transaction. The summary of Salomon Brothers' opinion set forth below is qualified in its entirety by reference to the full text of such opinion. Stockholders are urged to read the opinion in its entirety.

     In connection with rendering its opinion, Salomon Brothers reviewed the Letter of Intent, including the exhibit thereto. Salomon Brothers also reviewed certain publicly available business and financial information and analyzed information provided by the managements of both Purepac and Faulding regarding the Faulding Subsidiaries, which included but was not limited to non-public financial and operating information. This information included the following:
(i) operating plans and strategies; (ii) historical and projected financial statements, and plans for growing revenues and profits; (iii) customer bases, industry trends and competitor analyses; and (iv) description of business segments.

     The information provided by management of, respectively, Purepac and Faulding was relevant to all analyses conducted by Salomon Brothers, which included: (i) Public Market Valuation analysis; (ii) Precedent Merger and Acquisition analysis; and (iii) Discounted Cash Flow analysis. In its review and analyses and in arriving at its opinion, Salomon Brothers assumed and relied upon the accuracy and completeness of the information provided to it or publicly available, and Salomon Brothers did not assume any responsibility for independent verification of such information or for any independent evaluation, appraisal or inspection of the assets (including, properties and facilities) or liabilities of Purepac or the Faulding Subsidiaries.

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
     With respect to Purepac's and the Faulding Subsidiaries' financial projections, Salomon Brothers assumed that such projections had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Purepac or Faulding, as the case may be, as to the future financial performance of Purepac or the Faulding Subsidiaries, as the case may be, and Salomon Brothers expressed no opinion about such forecasts or the assumptions on which they were based.

     Salomon Brothers' opinion is necessarily based upon business, market, economic and other conditions as they existed on, and could be evaluated as of, the date of Salomon Brothers' opinion and did not address Purepac's underlying business decision to effect the Acquisition Transaction or the Preferred Stock Purchase. Salomon Brothers' opinion did not imply any conclusions as to the likely trading range for Purepac Common Stock or preferred stock (including the Class B Preferred Stock to be issued pursuant to the Preferred Stock Purchase) following the date of Salomon Brothers' opinion, which may vary depending on, among other factors, changes in interest rates, dividend rates, market conditions, general economic conditions and other factors that generally influence the price of securities.

     Salomon Brothers' opinion is also based on the assumption that the convertible preferred stock to be issued by Purepac pursuant to the Preferred Stock Purchase will bear cumulative dividends at a rate of 4.5% and will be convertible into shares of Purepac Common Stock at a conversion rate representing a premium of 8% to the last sale price of Purepac's Common Stock as of the date of the execution of the Letter of Intent and will not have call protection greater than three years.

     Although Salomon Brothers understood that the purchase price as negotiated between Purepac and Faulding was arrived at based primarily upon the aggregate Net Asset Value of the Faulding Subsidiaries, Salomon Brothers utilized three recognized valuation methodologies unrelated to Net Asset Value in connection with the issuance of its opinion, being, respectively, a Discounted Cash Flow analysis, a Public Market Valuation analysis and a Precedent Merger and Acquisition Transactions analysis.

     Salomon Brothers considered all three valuation methods in its opinion but assigned significantly greater relevance to the Discounted Cash Flow analysis, due to the lack of current earnings and pure play comparables for the other two methodologies, as more fully discussed below. A sensitivity matrix for the Discounted Cash Flow analysis, reflecting a range of discount rates and terminal EBDIAT multiples, was provided to the Purepac Board as part of Salomon Brothers' presentations on August 9, 1995 and on October 24, 1995.

DISCOUNTED CASH FLOW ANALYSIS

     Using a Discounted Cash Flow ('DCF') methodology, Salomon Brothers valued the Faulding Subsidiaries by estimating the present value of future unlevered free cash flows of each of the Faulding Subsidiaries if they were to perform on a stand-alone basis (without giving effect to the Acquisition Transaction) in accordance with projections provided by Faulding. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations. For each of the Faulding Subsidiaries, Salomon Brothers aggregated (x) the present value of the projected unlevered free cash flow of their businesses over the period from 1995 to 2000 with (y) the present value of the projected range of terminal values for such businesses, determined as described below. Terminal value reflects the estimated value of the subject enterprise which is attributable to the period beyond the forecasted time horizon. Inherent to the DCF analysis is a high degree of uncertainty in forecasting by management of future cash flows, particularly in the fiscal year 2000 upon which the terminal value is based.

     A terminal value multiple range of 5.0x to 7.0x was used in the DCF analysis. The terminal value represents the value of the Faulding Subsidiaries after the five year period used in the DCF analysis. This value is derived using a multiple of the unlevered cash flow in the terminal year, in this case fiscal year 2000. The range of 5.0x to 7.0x unlevered free cash flow represents Salomon Brothers' assessment of the acquisition value of the Faulding Subsidiaries in the terminal year, based on the operating and financial characteristics of the Faulding Subsidiaries, as well as the historical acquisition multiples paid by acquirors in similar acquisitions. The foregoing was based upon the historical financial data and projections prepared by management of Purepac and the Faulding Subsidiaries, which indicated that the Faulding Subsidiaries would incur operating losses through at least fiscal 1997 and would require a maximum infusion of in excess of $20 million during such five year period to sustain operations, with the last two years of the forecast period expected to provide significant growth in unlevered cash flow. Accordingly, the present value of unlevered cash flows of the Faulding Subsidiaries over the period covered by the DCF analysis is negative, and the terminal value (based upon the fiscal year 2000 projected cash flows) represents more than 100% of the present value of the equity determined by the DCF analysis.

     As part of the DCF analysis, Salomon Brothers used a range of discount rates (representing the opportunity cost of capital, determined by applying the capital asset pricing model) of 18% to 22% for FPC and FPR and 30% to 40% for FMDC. In the DCF analysis used for the October 24, 1995 fairness opinion, Salomon Brothers used a range of discount rates from 18% to 22% for FPR and FPC to reflect the lower risk of the existing operations at the Aguadilla Facility and FPC's existing sales contracts. Salomon Brothers used a higher discount rate range of 30% to 40% for FMDC to reflect the start up nature of this business and the typical returns required by an investor to fund such a development stage business. This DCF analysis resulted in a present equity value reference range of $80.0 million to $110.0 million for the Faulding Subsidiaries using the data presented on August 9, 1995, as compared with a range of $65.0 million to $85.0 million using the data presented on October 24, 1995.

PUBLIC MARKET VALUATION ANALYSIS

     Salomon Brothers was limited in performing a Public Market Valuation analysis of the Faulding Subsidiaries as Salomon Brothers concluded that publicly traded companies with closely comparable business, product and financial characteristics to the Faulding Subsidiaries did not exist. Salomon Brothers, however, considered the valuation data of eight publicly traded pharmaceutical companies, Biocraft Laboratories, Inc. ('Biocraft'), Copley Pharmaceutical, Gensia, Inc. ('Gensia'), Immunex Corporation, IVAX Corp., Marsam Pharmaceuticals, R.P. Scherer and Watson Pharmaceuticals, with an emphasis being placed on Gensia and Biocraft as they were deemed to be the most comparable from both an operating and financial perspective to the Faulding Subsidiaries.

     In particular, Salomon Brothers reviewed certain publicly available financial data of these companies including: latest twelve months ('LTM')
revenues, earnings before depreciation, interest, amortization and taxes ('EBDIAT'), earnings before interest and taxes ('EBIT') and net income; certain latest quarter balance sheet data including equity market capitalization plus total debt, preferred stock and minority interests less cash (collectively, 'Firm Value'); analysis of certain indicative ratios including EBDIAT to revenues, EBIT to revenues, net income to revenues, total debt to book value capitalization and total debt to market capitalization; analysis of growth over the past three years of revenue, EBDIAT, EBIT and net income; the ratio of current stock prices to LTM earnings per share, current fiscal year estimated earnings per share (as estimated by IBES) and next fiscal year estimated earnings per share (as estimated by the Institutional Brokers Estimate System ('IBES')); and the ratio of Firm Value to LTM sales, EBDIAT and EBIT. Because the Faulding Subsidiaries currently lack earnings and cash flow, Salomon Brothers assigned greater relevance to the respective ratios of Firm Value to LTM sales in such review.

     Due to the lack of current earnings and cash flow of the Faulding Subsidiaries, Salomon Brothers focused its analysis on the Firm Value/sales multiple of Gensia, Biocraft and the other comparable companies. Salomon Brothers applied a Firm Value/sales multiple range of 1.0x to 1.5x, as the high end of this range is approximately the low end of the publicly-held comparable company range (1.4x to 6.6x). This low multiple range (as compared to the comparable companies) was used to reflect the start-up nature of the Faulding
Subsidiaries, in contrast to the ongoing operations of the publicly-traded comparable companies.

     The nominal fiscal 1995 revenues of the Faulding Subsidiaries and the lack of current earnings pose a potential barrier to deriving a meaningful valuation under this methodology. Given the existing operations at FPR and the existing contracts for the sale of products manufactured by FPR, and the start-up nature of the other Faulding Subsidiaries, Salomon Brothers has used fiscal year 1996 sales for the Faulding Subsidiaries as a more appropriate basis to derive the equity valuation range.

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
     This analysis resulted in an equity value reference range for the Faulding Subsidiaries of $15.0 million to $25.0 million using the data analyzed both on August 9, 1995 and on October 24, 1995.

     Salomon Brothers believes that the Public Market Valuation analysis has limited applicability to the valuation of the Faulding Subsidiaries given the inherent constraints arising from the lack of current earnings of the Faulding
Subsidiaries and the lack of pure play comparable businesses, in terms of operating and financial comparability, to the Faulding Subsidiaries.

PRECEDENT MERGER AND ACQUISITION TRANSACTIONS ANALYSIS

     Salomon Brothers also was limited in its ability to perform a Precedent Merger and Acquisition Transaction analysis of the Faulding Subsidiaries due to the lack of transactions for which valuation data is publicly available involving companies which are closely comparable to the Faulding Subsidiaries on an operating, product and financial basis.

     In performing the Precedent Merger and Acquisition Transaction analysis, Salomon Brothers analyzed fifteen precedent transactions. With respect to targets comparable to FPR and FPC, such transactions were Schein Pharmaceuticals/Marsam Pharmaceuticals (1995); Watson Pharmaceuticals Inc./Circa Pharmaceuticals Inc. (1995); West Co. Inc./Paco Pharmaceutical (1995); NeXagen Inc./Vestar Inc. (1994); IVAX Corp./Zenith Laboratories (1994); IVAX Corp./McGraw Inc. (1994); International Basic Resources/In Vitro Diagnostics Inc. (1993); Bradley Pharmaceuticals Inc./Doak Pharmacal Inc. (1993). With respect to targets comparable to FMDC, such transactions were Johnson & Johnson/Mitek Surgical Products (1995); Pfizer Inc./NAMIC U.S.A. (1994); Retirement Care Associates/Contour Medical Inc. (1994); Tyco International Ltd./Kendall International, Inc. (1994); Baxter International Inc./Intramed Laboratories Inc. (1994); Enviromed/Medical Safe TEC Inc. (1993); and Scherer Healthcare Inc./Marquest Medical (1993) with an emphasis being placed on the IVAX/McGraw and Schein/Marsam transactions. Salomon Brothers has used the firm value/sales multiple of the IVAX Corp. acquisition of McGraw Inc. as the most relevant valuation benchmark. Salomon Brothers also considered Schein Pharmaceuticals' acquisition of Marsam Pharmaceutical a relevant transaction from an operating perspective, but significantly less relevant from a financial perspective, to the Faulding Subsidiaries.

     The analysis considered the multiples of Firm Value to EBIT, EBDIAT and sales; and the multiple of offer price to the target's LTM net income. As in the case of the Public Market Valuation analysis, the nominal fiscal 1995 revenues and the lack of current earnings pose a potential barrier to deriving a meaningful valuation. Given the existing operations at FPR and the existing contracts for the sale of products manufactured by FPR, and the start-up nature of the other Faulding businesses, Salomon Brothers has used fiscal year 1996 sales for the Faulding Subsidiaries as a more appropriate basis to derive the equity valuation range.

     This analysis resulted in an equity value reference range for the Faulding Subsidiaries of $30.0 million to $40.0 million using the data analyzed on August 9, 1995 and a range of $25.0 million to $35.0 million using the data analyzed on October 24, 1995.

     As was the case with the Public Market Valuation analysis, Salomon Brothers believes that the Precedent Merger and Acquisition Transactions Analysis also has limited applicability to the valuation of the Faulding Subsidiaries given the inherent constraints arising from the lack of current earnings of the Faulding Subsidiaries and the lack of pure play comparable businesses, in terms of operating and financial comparability, to the Faulding Subsidiaries.

CONVERTIBLE PREFERRED STOCK VALUATION

     Using the Black-Scholes model for option pricing, and assuming that the convertible preferred stock to be issued by Purepac pursuant to the Preferred Stock Purchase will bear cumulative dividends at a rate of 4.5% of stated value and will be convertible into shares of Purepac Common Stock at a conversion rate representing a premium of 8% to the last sale price of Purepac's Common Stock as of August 9, 1995 (the date of the Letter of Intent for the transaction and the date of Salomon Brothers' original opinion) and will not have call protection greater than three years, Salomon Brothers estimated the theoretical value of such convertible preferred stock. As of August 9, 1995, this analysis resulted in a

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
theoretical value of 109.1% of stated value for the convertible preferred stock, and, assuming issuance to Faulding at stated value, a theoretical discount of 8.34%. Salomon Brothers reviewed the terms of recent actual public offerings of convertible debt and equity securities by issuers exhibiting comparable financial characteristics to Purepac (based upon the rating of such issuer's debt and equity securities, the nature of its business or the relatively low conversion premium on the convertible instrument issued). Specifically, Salomon Brothers reviewed issuances by the following companies: Altera Corp., Alaska Air Group, Scandinavian Broadcasting, Beazer Homes USA, ICN Pharmaceuticals, AMC Entertainment, Beverley Enterprises and Delta Air Lines. This analysis resulted in a theoretical public transaction discount reference range of 3.6% to 11.8%, with a median theoretical public transaction discount of 8.1%.

     Salomon Brothers' preferred stock valuation is based on the value of publicly-issued convertible securities of companies with comparable capital structures, offering terms and industry orientation, which did not involve any affiliated parties. In contrast to the convertible securities used as benchmarks for valuation, it is noted that the Class B Preferred Stock to be issued by Purepac in connection with the proposed Faulding Transaction will be privately negotiated and therefore will neither be publicly listed nor traded on any exchange.

GENERAL

     No company or transaction used in the Public Market Valuation analysis or the Precedent Merger and Acquisition Transaction analysis summarized above is identical to Purepac, the Faulding Subsidiaries or the Faulding Transaction itself. No company or convertible security used in the Convertible Preferred Stock Valuation analysis summarized above is identical to Purepac or the Class B Preferred Stock to be issued by Purepac pursuant to the Preferred Stock Purchase Agreement. The preparation of financial analyses and fairness opinions is a complex process and is not necessarily susceptible to partial analysis or summary description. Salomon Brothers believes that its analysis (and the summary set forth above) must be considered as a whole, and that selecting portions of such analyses and of the factors considered by Salomon Brothers, without considering all such analysis and factors, could create an incomplete view of the processes underlying the analyses conducted by Salomon Brothers and its opinion. In performing its analyses, Salomon Brothers made numerous assumptions with respect to industry performance, general business, financial, market and economic conditions and other matters, many of which are beyond the control of Purepac or the Faulding Subsidiaries. Any estimates contained in Salomon Brothers' analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than as set forth therein. Estimates of values of companies or securities do not purport to be appraisals or necessarily reflect the prices at which companies may actually be sold or the prices at which securities may trade at the present time or any time in the future. Because such estimates are inherently subject to uncertainty, Salomon Brothers does not assume responsibility for their accuracy.

     Salomon Brothers is an internationally recognized investment banking firm engaged in, among other things, the valuation of businesses and their securities in connection with mergers and acquisition, restructurings, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The Purepac Board retained Salomon Brothers based on Salomon Brothers' expertise in the valuation of companies as well as its familiarity with Purepac's and the Faulding Subsidiaries' industries.

     Pursuant to an engagement letter dated July 31, 1995, Purepac has agreed to pay Salomon Brothers a fee of $500,000, $100,000 of which was payable upon execution of the engagement letter, and $400,000 of which is payable upon the closing of the Faulding Transaction. Purepac also has agreed to reimburse Salomon Brothers for certain expenses incurred in connection with its engagement and to indemnify Salomon Brothers and certain related persons against certain liabilities and expenses relating to or arising out of its engagement, including certain liabilities under the federal securities laws.

     Salomon Brothers has advised Purepac that, in the ordinary course of its business, Salomon Brothers may actively trade the securities of Purepac and F.H. Faulding for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

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RELATIONSHIPS BETWEEN PUREPAC AND FAULDING; POTENTIAL CONFLICTS OF INTEREST

     The Chairman of the Purepac Board, Dr. Edward D. Tweddell, is the Group Managing Director and Chief Executive Officer of F.H. Faulding, as well as a director of Faulding, a director of each of the Faulding Subsidiaries and a director of Faulding Services. Alan G. McGregor, the Chairman of the Board of F.H. Faulding, serves as a member of the Purepac Board. Michael R.D. Ashton, a current member of the Purepac Board, is a director and officer of each of the Faulding Subsidiaries, Faulding and Faulding Services. William R. Griffith, the Secretary of Purepac, is a director and officer of each of the Faulding Subsidiaries, Faulding and Faulding Services. In addition, Lee Craker, Purepac's Chief Financial Officer, and Garth Boehm, Purepac's Vice President -- Quality Assurance and Quality Control, have each previously held management positions with affiliates of F.H. Faulding. These interlocking offices and relationships may be viewed as giving rise to potential conflicts of interest.

     Faulding holds 6,839,980 shares of Purepac Common Stock, representing 54.4% of the currently outstanding Purepac Common Stock. Faulding also holds 834,188 shares of Purepac's Class A Preferred Stock, being all of the currently outstanding shares of such series, convertible into shares of Purepac Common Stock at a rate of six shares of Common Stock for each share of Class A Preferred Stock or an aggregate of 5,005,128 shares of Common Stock if fully converted, representing, together with Faulding's current ownership of Purepac Common Stock, a 67.4% equity interest in Purepac. Accordingly, Faulding has, and will continue to have, the ability to elect all of the members of the Purepac Board and to control Purepac's management and operations.

     Faulding's parent, F.H. Faulding, is a party to several supply, licensing and research and development agreements with Purepac. In addition, Faulding Services has entered into agreements with Purepac which require Purepac to act as a contract manufacturer for, and to provide Faulding Services with certain technical, distribution and warehousing services with respect to a pharmaceutical product for which Faulding Services acts as licensee of F.H. Faulding. Purepac is also party to an agreement with FPC which requires Purepac to provide certain warehousing, distribution and record keeping services to FPC.

     In view of the relationships among Purepac, Faulding, F.H. Faulding and their respective affiliates, summarized above, the terms of the Faulding Transaction may be viewed as having been negotiated on a non-arms-length basis.

     During the negotiation and execution of the Letter of Intent, Faulding was represented by F.H. Faulding's in-house legal counsel. After execution of the Letter of Intent, Faulding retained the law firm of Reid & Priest LLP to act as its counsel. Purepac's counsel, Parker Duryee, represented Faulding in connection with its acquisition of the Aguadilla Facility and currently represents Purepac and the Purepac Board in connection with the Faulding Transaction. Such firm also currently represents, and in the past has represented F.H. Faulding and its affiliates, including Faulding, with respect to certain matters in the United States. William R. Griffith, who, as noted above, is Secretary of Purepac and a director and officer of each of the Faulding Subsidiaries, Faulding Services and Faulding, is a member of Parker Duryee. Such representation may be viewed as giving rise to potential conflicts of interest.

STOCK PURCHASE AGREEMENT

     The following is a summary of all material terms of the Stock Purchase Agreement. This summary is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached to this Proxy Statement as Exhibit A and is incorporated herein by reference.

     General. The Stock Purchase Agreement provides that at the Closing, Purepac will acquire all of the outstanding capital stock of FPR, FPC and FMDC from Faulding, in exchange for 2,253,521 shares of Purepac Acquisition Stock, which amount is subject to adjustment based upon changes in the Net Asset Value of the Faulding Subsidiaries from June 30, 1995 through the Closing Date.

     Conversion of Indebtedness. Faulding has agreed to contribute, on or prior to the Closing Date, all indebtedness of the Faulding Subsidiaries to Faulding as at the Closing Date to the capital of the Faulding Subsidiaries.

     Representations and Warranties. The Stock Purchase Agreement contains various representations and warranties of Faulding and Purepac relating to, among other things: (i) each of the Faulding Subsidiaries' and Purepac's organization and similar corporate matters, (ii) each of the Faulding
Subsidiaries'  and  Purepac's  capital   structure,  (iii)  the   authorization,
execution, delivery, performance and enforceability of the Stock Purchase Agreement and related documentation, (iv) their respective financial statements and contractual obligations, and (v) the absence of any governmental or regulatory authorization, consent or approval to consummate the Acquisition Transaction (other than those specified in the Stock Purchase Agreement as conditions to closing). The agreement also contains specific representations and warranties of Faulding as to the business operations of the Faulding Subsidiaries, and of Purepac as to the documents and reports filed by Purepac with the Securities and Exchange Commission (the 'Commission') under the Securities Act of 1934, as amended (the 'Exchange Act'), and the accuracy of the information contained therein.

     Certain Covenants. Pursuant to the Stock Purchase Agreement, Faulding has agreed that, during the period from the date of the Stock Purchase Agreement until the Closing, except as permitted by the Stock Purchase Agreement or consented to in writing by Purepac, (i) the Faulding Subsidiaries will each conduct its business in the ordinary and usual course and consistent with past practice, (ii) Faulding will not cause any of the Faulding Subsidiaries to fail to use reasonable efforts consistent with past practices to preserve the business and organization of the Faulding Subsidiaries including the failure to
(a) keep available the services of the present employees and agents of the Faulding Subsidiaries; (b) complete or maintain all contracts in full force and effect in accordance with their existing terms, (c) maintain the integrity of all confidential information of the Faulding Subsidiaries, (d) maintain in full force and effect existing or comparable insurance policies, and (e) preserve the goodwill of, and the Faulding Subsidiaries' business and contractual relationship with, suppliers, customers and others having business relations with the Faulding Subsidiaries, (iii) Faulding will not cause any of the Faulding Subsidiaries to sell or transfer any of its material assets or property except in the usual and ordinary course of business or make any distribution, whether by dividend or otherwise, to any of its stockholders or employees except for compensation to employees in the usual and ordinary course of business and
(iv) Faulding will not cause any of the Faulding Subsidiaries to (a) declare any dividend or distribution, redeem or otherwise acquire any shares of its capital stock or other securities, (b) issue any shares of its capital stock or other securities, or (c) make capital expenditures in excess of $100,000 without Purepac's consent, or agree to do any of the foregoing.

     Indemnification. The Stock Purchase Agreement provides that, for a period of two years after the Closing (or, in the case of liability for taxes, until the later of the expiration of the applicable statutes of limitation or 60 days after a final determination of any tax liability), Faulding will indemnify Purepac, and Purepac will indemnify Faulding, as the case may be, and their respective officers, directors and agents, and hold it, or each of them, harmless against all Losses (as defined in the Stock Purchase Agreement) arising out of or relating to the breach of any representation or warranty of such indemnifying party contained in the Stock Purchase Agreement or in any certificate delivered by it pursuant to the Stock Purchase Agreement, once such Losses exceed $200,000 in the aggregate, but only for such Losses in excess of $200,000.

     Conditions to Consummation of Acquisition Transaction. No Federal or state regulatory approvals are required to be obtained or regulatory requirements complied with (other than as relate to the solicitation of proxies pursuant to this Proxy Statement) in connection with the Acquisition Transaction. The respective obligations of Purepac and of Faulding to effect the Acquisition Transaction are subject to satisfaction or waiver of a number of conditions, including among others: (i) the Stock Purchase Agreement and the transactions contemplated thereby (including the Acquisition Transaction) shall have been approved and ratified by at least a majority of the shares of Common Stock voted with respect to such proposals at the Annual Meeting by the Purepac Stockholders other than Faulding, and (ii) no preliminary or permanent injunction or other order shall have been issued and in effect by any court or by any governmental or regulatory agency, body or authority which prohibits the consummation of the transactions contemplated by the Stock Purchase Agreement and the Preferred Stock Purchase Agreement.

     In addition to the conditions set forth above, the obligations of Faulding to effect the Acquisition Transaction are subject to the following conditions:
(i) Purepac shall have performed and complied in all material respects with all agreements and conditions contained in the Stock Purchase Agreement to be complied with by Purepac and all representations and warranties of Purepac contained in the Stock Purchase Agreement shall be true and correct in all material respects on and as of the date made and the Closing Date; (ii) Faulding shall have converted all of the indebtedness of the Faulding Subsidiaries owing to Faulding into equity in the Faulding Subsidiaries and (iii) the absence of material adverse changes or events or circumstances which would result in material adverse changes in the financial position, results of operations, assets, liabilities or prospects of Purepac.

     In addition to the conditions set forth in the first paragraph of this subsection, the obligations of Purepac to effect the Acquisition Transaction are subject to the following conditions: (i) Faulding shall have performed and complied in all material respects with all agreements and conditions contained in the Stock Purchase Agreement to be complied with by Faulding and all representations and warranties of Faulding contained in the Stock Purchase Agreement shall be true and correct in all material respects on and as of the date made and the Closing Date; (ii) the absence of material adverse changes or events or circumstances which would result in material adverse changes in the financial position, results of operations, assets, liabilities or prospects of the Faulding Subsidiaries, and (iii) the Net Asset Value of the Faulding Subsidiaries as of the Closing Date shall be no less than $17,000,000.

     Termination. The Stock Purchase Agreement may be terminated prior to the Closing Date: (i) at any time by mutual consent of Purepac and Faulding, (ii) by either Purepac or Faulding after April 30, 1996, if the Acquisition Transaction shall not have been consummated on or before such date, or (iii) by either Purepac or Faulding following the insolvency or bankruptcy of the other or if any condition to the obligations of such other party under the Stock Purchase Agreement shall become incapable of fulfillment on or prior to April 30, 1996 and shall not have been waived by the party for whose benefit the condition was established. No termination fee is payable in the event of termination pursuant to the foregoing provisions. However, if the Stock Purchase Agreement and the Preferred Stock Purchase Agreement are terminated as a result of the failure of the Purepac Stockholders to approve the Faulding Transaction, Faulding will reimburse Purepac for one-half of Purepac's expenses incurred in connection with the Faulding Transaction.

     In the event of termination of the Stock Purchase Agreement by either Purepac or Faulding as provided above, there will be no further obligation on the part of any of the parties to the Stock Purchase Agreement to any other party unless such termination arises from a willful breach of the Stock Purchase Agreement or liability to any other party incurred before the date of such termination.

     Amendment and Waiver. At any time prior to the Closing, the party for whose benefit the condition was established may (i) extend the time for the performance of any of the obligations or other acts to be performed by any other party pursuant to the Stock Purchase Agreement; (ii) waive any inaccuracies in the representations and warranties by the other party contained in the Stock Purchase Agreement or in any other document delivered pursuant to the Stock Purchase Agreement; and (iii) waive compliance with any of the agreements of any other party or conditions precedent to the parties' respective obligations contained in the Stock Purchase Agreement. The Stock Purchase Agreement may be amended, or compliance with certain provisions thereof may be waived, at any time before or after its approval by the Purepac stockholders by the written agreement of Faulding and Purepac. Purepac will not agree to any such amendment or waiver undertaken after such approval is obtained, except to the extent that such amendment or waiver affects non-material provisions of such agreement. Neither Purepac nor Faulding has any current intention of amending or waiving any provision of such agreement.

PREFERRED STOCK PURCHASE AGREEMENT

     The Preferred Stock Purchase Agreement, which is attached to this Proxy Statement as Exhibit B and incorporated herein by reference, contains representations and warranties of each party thereto as to the authorization, execution, delivery and enforceability of the Preferred Stock Purchase Agreement, and representations and warranties of Purepac as to the validity, due issuance and fully paid and non-assessable nature of the Class B Preferred Stock and as to the accuracy of period reports filed by Purepac with the Commission under the Exchange Act. The Preferred Stock Purchase Agreement also contains indemnification and termination provisions and conditions to closing substantially similar to those contained in the Stock Purchase Agreement.

CERTAIN TAX CONSEQUENCES OF THE FAULDING TRANSACTION

     No gain or loss will be recognized by either Purepac or the Purepac Stockholders as a result of the Faulding Transaction. EACH PUREPAC STOCKHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE ACQUISITION TRANSACTION TO HIM OR HER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL LAW OR OTHER TAX LAWS.

ABSENCE OF REGULATORY FILINGS AND APPROVALS

     The Faulding Transaction is not subject to obtaining any regulatory approvals or complying with any regulatory filing requirements.

ABSENCE OF APPRAISAL RIGHTS

     Holders of Purepac Common Stock will not be entitled to appraisal rights under applicable Delaware law in connection with the Faulding Transaction.

ACCOUNTING TREATMENT

     Faulding, by virtue of its majority equity interest in Purepac, will continue to indirectly control each of FMDC, FPR and FPC following consummation of the Faulding Transaction. Accordingly the Acquisition Transaction will be viewed for accounting purposes as a reorganization of Faulding's interests in the United States. Consequently, for accounting and financial reporting purposes, the Acquisition Transaction will be accounted for at historical cost in a manner similar to a 'pooling of interests.'

EXPENSES

     Expenses incurred in connection with the proposed Faulding Transaction, currently estimated to aggregate approximately $950,000, will be treated as operating expenses incurred by Purepac during its fiscal year ended June 30, 1996. A substantial portion of such expenses will be so incurred whether or not the Faulding Transaction is consummated. If the Stock Purchase Agreement and the Preferred Stock Purchase Agreement are terminated as a result of the failure of the Purepac Stockholders to approve the Faulding Transaction, Faulding will reimburse Purepac for one-half of Purepac's expenses incurred in connection with the Faulding Transaction.

        SELECTED HISTORICAL FINANCIAL DATA OF THE FAULDING SUBSIDIARIES

     The selected financial data set forth below has been derived from, and should be read in conjunction with, the respective Financial Statements of FMDC, FPR and FPC and related Notes thereto appearing elsewhere in this Proxy Statement and should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations of the Faulding Subsidiaries contained herein.

FMDC

                                       THREE MONTHS
                                           ENDED
                                       SEPTEMBER 30,                         YEAR ENDED JUNE 30,
                                       -------------    -------------------------------------------------------------
                                       1995     1994     1995      1994        1993           1992           1991
                                       -----    ----    ------    ------    -----------    -----------    -----------
                                        (UNAUDITED)                         (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                                                                       (IN THOUSANDS)

Statement of Operations Data:
     Net Sales......................   $ 338    $681    $2,455    $1,947      $ 1,183         $ 701          $  75
     Net income (loss)..............    (214)      8      (336)     (305)        (222)         (675)          (355)

                                      THREE MONTHS
                                          ENDED                              YEAR ENDED JUNE 30,
                                      SEPTEMBER 30,    ---------------------------------------------------------------
                                          1995          1995       1994         1993           1992           1991
                                      -------------    -----      ------        -----         -----          -----
                                                                             (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                                       (UNAUDITED)                     (IN THOUSANDS)

alance Sheet Data:
     Working capital, net of
       intercompany balances.......      $   325       $   423    $   629      $   308        $   399        $   256
     Total assets..................        2,712         2,848      2,936        2,754          2,969          2,385
     Net intercompany balances
       payable.....................        4,997         4,929      4,735        4,238          4,212          2,971
     Stockholders' (deficiency)....       (2,365)       (2,151)    (1,814)      (1,509)        (1,287)          (612)

FPR

                          THREE MONTHS     APRIL 7
                              ENDED      (INCEPTION)       JANUARY 1                 YEAR ENDED DECEMBER 31,
                          SEPTEMBER 30,   TO JUNE 30,     TO APRIL 6,    -----------------------------------------------
                              1995          1995            1995(A)      1994(a)   1993(a)     1992(a)        1991(a)
                          -------------  -----------      -----------    ------    --------  -----------    -----------
                                                          (UNAUDITED)                         (UNAUDITED     (UNAUDITED)
                           (UNAUDITED)                            (IN THOUSANDS)

Statement of Operations
  Data:
     Net Sales to
       unaffiliated
       parties(b)......       $ 530           $ 789         $   717      $1,490    $ 1,840      $--            $--
     Net (loss)........        (912)           (182)         N/A          N/A        N/A         N/A            N/A
     Costs attributable
       to owners'
       interest(c).....      N/A             N/A              2,804       9,826     14,563       11,070         10,241

                                                                                      YEAR ENDED DECEMBER 31,
                               SEPTEMBER 30,    JUNE 30,      APRIL 6,     ---------------------------------------------
                                   1995           1995        1995(a)    1994(a)     1993(a)     1992(a)       1991(a)
                              -------------   -----------   ----------   -------     -------     -------       -------
                                (UNAUDITED)                  (UNAUDITED)
                                                                    (IN THOUSANDS)             (UNAUDITED    (UNAUDITED)

Balance Sheet Data:
     Working capital, net of
       intercompany
       balances..............     $ 4,208          $ 3,054     $    92     $   393   $13,929     $ 2,741       $ 4,665
     Total assets............      17,508           16,158      12,498      12,715    25,348      12,656        19,107
     Net intercompany
       balances payable......      14,663           15,156      N/A          N/A       N/A        N/A           N/A
     Stockholders'
       (deficiency)..........      (1,094)            (182)     N/A          N/A       N/A        N/A           N/A
     Joint Venture
       equity(d).............     N/A              N/A           9,538      10,090    23,817      11,013        17,926

------------

 (a) Represents operating data of the Aguadilla Facility while under the ownership of DuPont Merck Pharma or its predecessor.

 (b) Excludes intercompany sales to affiliates of FPR or of DuPont Merck Pharma.

 (c) Based upon the cost of product supplied from the Aguadilla Facility to DuPont Merck Pharma's affiliates, net of any income or loss from net sales to third parties and administrative costs.

 (d) Represents net investment in the Aguadilla Facility.

N/A means not applicable

FPC

                                                                                                       APRIL 7, 1995
                                                                                                        (INCEPTION)
                                                                                 THREE MONTHS ENDED     THROUGH JUNE
                                                                                 SEPTEMBER 30, 1995      30, 1995
                                                                                 ------------------    ------------
                                                                                    (UNAUDITED)
                                                                                           (IN THOUSANDS)

Statement of Operations Data:
     Net Sales................................................................         $  538              $ 516
     Net (loss)...............................................................           (648)              (253)

                                                                                 SEPTEMBER 30, 1995    JUNE 30, 1995
                                                                                 ------------------    -------------
                                                                                    (UNAUDITED)
                                                                                           (IN THOUSANDS)

Balance Sheet Data:
     Working capital, net of intercompany balances............................         $ (463)             $1,243
     Total assets.............................................................          2,482               1,456
     Net intercompany balances payable........................................          3,179               1,549
     Stockholders' (deficiency)...............................................           (901)               (253)

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                             OF FINANCIAL CONDITION
               AND RESULTS OF OPERATIONS -- FAULDING SUBSIDIARIES

OVERVIEW

     FMDC has been primarily engaged in research and development activities since its inception in 1989 and has experienced operating losses since inception. FMDC's primary source of revenue, a distribution agreement with Steris, terminated in the quarter ending December 31, 1995, at which time FPC succeeded to the license for the products previously marketed thereunder.

     FPR was organized to acquire the Aguadilla Facility from DuPont Merck. Based on actual operating results of FPR for the period from April 7, 1995 through September 30, 1995, and Purepac's interpretation of financial information of the Aguadilla Facility while under ownership and management of DuPont Merck, the Aguadilla Facility has, over the last several years, been running at a net loss, principally due to under-utilization of production capacity, with production costs consistently exceeding revenue.

     FPC is a recently organized company which commenced operations in April 1995. FPC was formed to commence a sales and marketing operation for the products manufactured by FPR and for certain other products manufactured by F.H. Faulding, including those previously marketed through FMDC. FPC has experienced net operating losses from operations since its inception.

     Because of the current stages of development of the various Faulding Subsidiaries, Purepac does not believe that the historical results of operations of such companies provide a meaningful basis for the evaluation of the future prospects of the Faulding Subsidiaries. While it is expected that the Faulding Subsidiaries will continue to generate operating losses through at least the fiscal year ended June 30, 1997, the results of operations for the quarter ended September 30, 1995 are not expected to be indicative of anticipated operating results for the balance of the current fiscal year, as the first quarter results of FPC do not reflect anticipated revenues, commencing in the second quarter, of additional sales of products formerly sold by FMDC through Steris nor those attributable to anticipated sales of additional products produced by F.H. Faulding in Australia.

     Purepac's management anticipates that FPR and FPC, which collectively will constitute the generic injectable business of the Faulding Subsidiaries, will incur pre-tax net operating losses of approximately $2.5 to $3.0 million and approximately $1.0 to $1.5 million for the fiscal years ending June 30, 1996 and June 30, 1997, on estimated revenues of approximately $15 million and $26 million, respectively.

     Purepac's management further anticipates that the Faulding Subsidiaries' medical device business, conducted by FMDC, will not have any operating revenues for the fiscal year ending June 30, 1996 and is estimated to incur pre-tax net operating losses of approximately $1.6 million for such fiscal year. For the fiscal year ending June 30, 1997, Purepac management anticipates that FMDC will incur pre-tax net operating losses of approximately $1.1 million upon revenues of approximately $2.3 million.

     The foregoing projected operating results are premised upon the ability of the Faulding Subsidiaries to develop new products during the two fiscal years ending June 30, 1997 without undue cost or delay and, of greater import, upon the Faulding Subsidiaries' receipt of FDA approvals, thereby permitting such new products to be commercially marketed. As noted elsewhere herein, the receipt and timing of such regulatory approvals cannot be predicted with any degree of certainty. Any projection of operating results beyond the fiscal year ending June 30, 1997 is, at best, conjectural in view of the uncertainty of regulatory approval and the inability to predict then competitive market conditions. In any event, Purepac's management does not anticipate that the Faulding Subsidiaries will achieve profitable operations prior to June 30, 1998, at the earliest.

OPERATIONS OF FMDC

     FMDC was organized by F.H. Faulding in 1989 for the purpose of seeking to develop certain SGV related medical devices for use in conjunction with injectable pharmaceutical products. FMDC has developed three such drug-dependent products, none of which is available as yet for commercialization in the United States. FMDC has received minimal revenues to date from the sale by affiliates of

Faulding of products incorporating such drug-dependent devices in Canada and Portugal. Research for other non-drug-dependent devices, still in the development stage, is continuing. In the last two fiscal years, FMDC has expended approximately $1,200,000 in research and development for such devices, funded entirely by advances from Faulding. Research and development expenses increased from $504,000 in the fiscal year ended June 30, 1994 to $696,000 in the fiscal year ended June 30, 1995, and from $124,000 for the quarter ended September 30, 1994 to $230,000 for the quarter ended September 30, 1995, in each case as a result of increased personnel costs associated with such activities. FMDC's net loss increased to $336,000 for the fiscal year ended June 30, 1995 from $306,000 for the fiscal year ended June 30, 1994, and to $214,000 for the quarter ended September 30, 1995 from net income of $8,000 for the quarter ended September 30, 1994 primarily as a result of such increased research and development costs, and to a lesser extent as a result of lower gross margins resulting from lower sales volumes. To date, research and development efforts by FMDC have no direct relationship with FMDC's sources of revenue.

     Until recently, FMDC received revenues from the sale by Steris of certain injectable products licensed to FMDC by F.H. Faulding. Revenues from the sales of such products increased to $2,455,000 during the fiscal year ended June 30, 1995, as compared with $1,947,000 for the prior fiscal year, as a result of increased unit sales by Steris. Sales for the quarter ended September 30, 1995 were $338,000 as compared to $681,000 in the quarter ended September 30, 1994. The decrease was attributable to an increase in chargeback allowances allocated to these products during such quarter and as a result of an inability to satisfy demand due to a shortage in raw materials. Faulding terminated both the Steris agreement and FMDC's license for the products marketed thereunder as of December 31, 1995, thereby eliminating FMDC's primary source of operating revenue. Contemporaneously therewith, F. H. Faulding granted a license for the rights to such products in the United States to FPC, its newly organized United States marketing arm. Consequently, the income stream from the sale of such products will remain with the Faulding Subsidiaries. However, FMDC does not have any other products currently available for sale. Therefore, FMDC will have no source of revenue, other than minimal revenues resulting from sales of its drug dependent devices to F.H. Faulding for markets outside of the United States until such time as one or more of its products under development is commercialized in the United States.

OPERATIONS OF FPR

     FPR acquired the Aguadilla Facility, along with associated assets and liabilities, from DuPont Merck on April 7, 1995 for approximately $13.0 million. The Aguadilla Facility currently has under-utilized manufacturing capacity.

     Because the majority of the products manufactured at the Aguadilla Facility are offered for sale through FPC, with FPR conducting no marketing or sales efforts of its own, FPR is not operated as a stand-alone business. Products manufactured at the Aguadilla Facility are transferred to FPC, and FPR recognizes revenues based upon the transfer prices (at present, essentially costs of production plus a portion of general overhead expenses) for products.

     Sales for the period April 7, 1995 (inception) through September 30, 1995, including intercompany sales to FPC, totaled $3,913,478, of which $2,594,218 represents sales to FPC. The balance represents sales under manufacturing agreements with two unaffiliated third parties, respectively, Ohmeda and DuPont Merck.

     At April 7, 1995, FPC had no opening inventory. Consequently, during the period from April 7, 1995 to September 30, 1995, FPR undertook a major manufacturing effort to supply finished goods inventory for FPC which, to a degree, artificially inflated production volume throughout that period. Consequently, both operating expenses and associated overhead recoveries for the Aguadilla Facility are not necessarily representative of FPR's on-going business.

OPERATIONS OF FPC

     As FPC is principally a marketing organization, it is not expected that significant investment in facilities will be required. However, as FPC's product range is expanded, additional working capital will be required to ensure adequate supply of inventory. Consequently, FPC's working capital needs is expected to correlate with resultant income streams linked to FDA approvals.

     To date, substantially all products marketed and sold by FPC have been manufactured by FPR and transferred to FPC. In the second quarter of fiscal 1996, FPC commenced marketing its first product under a license from F.H. Faulding which manufactures such product in Australia. After December 31, 1995, FPC will commence marketing the products previously marketed by Steris pursuant to its agreement with FMDC.

     Net sales for the period April 7, 1995 (inception) through September 30, 1995 were $1,054,000. However, as a result of FPC being a newly organized sales and marketing operation, actual sales did not commence until late in May 1995, once inventory had been produced by FPR for sale by FPC. Consequently, these revenues represent less than five months of actual sales. However, included in such revenues were certain significant initial orders placed by pharmaceutical wholesalers, which are not expected to be repeated on a regular basis. Accordingly, the level of net sales for the period of April 7, 1995 through September 30, 1995, cannot be viewed as indicative of future revenues. Similarly, the chargeback allowance level at June 30, 1995 of $561,448 was unusually low as a result of the limited sales efforts to such date. Typically, it is several months before chargeback claims of wholesalers are received. The chargeback allowance level at September 30, 1995 therefore reflects an increase to $941,720.

     Operating expenses for the period, April 7, 1995 to September 30, 1995 totaled $1,056,244, or 100.3% of net sales. Because, as noted above, sales were generated during only a portion of the period, while operating expenses, including certain non-recurring expenses associated with the establishment of a sales and marketing force, were incurred throughout the entire period, the level of operating expenses as a percentage of sales for such period is not necessarily indicative of future levels.

LIQUIDITY AND CAPITAL RESOURCES

     Funding for FMDC's operations has historically been provided by revenues generated through the agreement with Steris, with any shortfall in funding requirements having been met through intercompany loans from Faulding. As a result of the termination of the agreement with Steris, and the transfer of the licenses to the products sold thereunder to FPC, FMDC will not have any significant revenues from operations after December 31, 1995 to fund its development costs. No provision has been made or is anticipated which would result in FMDC receiving any funds from FPC to finance FMDC's operations. Total intercompany loans and advances to FMDC from Faulding as of September 30, 1995 were $4,996,616.

     Funding requirements for FPR not satisfied by revenues generated by its third party contract manufacturing agreements have been provided from April 7, 1995 through September 30, 1995 by day-to-day cash advances from Faulding. To date, FPR has supplied product to FPC in exchange for intercompany debt, aggregating $2,595,127 at September 30, 1995. Therefore, such sales have not provided FPR with any cash proceeds for use in FPR's operations. This is expected to continue until the Closing Date. Future capital expenditures by FPR will be partially dependent upon and related to the commercialization of some of the technologies being developed by FMDC. Total intercompany loans and advances to FPR from Faulding as of September 30, 1995, including an initial advance of $12,442,998 to finance the acquisition of the Aguadilla Facility, were $17,258,248.

     Funding of FPC's day-to-day operating funds to date was provided principally by Faulding. In addition, FPR supplied inventory for FPC in exchange for intercompany debt of FPC. On-going funding requirements for FPC are expected to increase to the extent that FPC experiences an increase in sales, with corresponding increased needs in working capital. This is expected to be partially offset by the net cash flow from sales by FPC of products currently licensed by FMDC from F.H. Faulding and sold pursuant to the agreement with Steris. Total intercompany loans and advances to FPC from Faulding as of September 30, 1995 were $493,691.

     Total intercompany loans and advances to the Faulding Subsidiaries from Faulding as of September 30, 1995 were $22,748,555. All such intercompany loans, as well as any further loans or advances through the Closing Date will be contributed to the capital of the Faulding Subsidiaries upon consummation of the Faulding Transaction.

     Assuming consummation of the Faulding Transaction, each of the Faulding Subsidiaries will be required to look to Purepac for any working capital shortfalls, whether to defray operating expenses or capital expenditures, as it is not anticipated that the Faulding Subsidiaries will generate adequate revenues to finance their combined operating expenses until at least 1998. Although it is anticipated that the $15.0 million to be received by Purepac from the Preferred Stock Purchase will be used in substantial part for this purpose, additional funding is expected to be required. In such event, Purepac will be required to utilize funds available under its then existing credit facilities or from cash flow from operations to finance any shortfalls. As of September 30, 1995, Purepac had approximately $12 million of available borrowings under its existing credit facilities. The use of Purepac's credit facilities and other sources of capital would diminish funding available to Purepac to sustain or expand its current business operations. Purepac's operations and results of operations are subject to many of the same risks identified for the Faulding Subsidiaries, such as uncertainty and variability of financial results, competition, dependence on product development and the timing of regulatory approvals permitting the introduction of new products. It is expected that Purepac will need to utilize some or all of its existing credit facilities to fund its own operations. Consequently, there can be no assurance that Purepac's operating results will be sufficient to permit Purepac to adequately fund the Faulding Subsidiaries, or that satisfying such financing obligations will not adversely effect Purepac's ongoing business operations or its ability to finance its current long range objectives. Accordingly, Purepac may be forced to seek additional credit facilities or to seek additional funding from sales of its securities or from other sources. There can be no assurance that such financing will be available when required, if at all, or will be available upon terms Purepac may deem commercially reasonable. See 'Management's Discussion and Analysis of Financial Condition and Results of
Operations -- Purepac -- Liquidity and Capital Resources.'

                       PROPOSAL TO CHANGE PUREPAC'S NAME

BACKGROUND

     Pursuant to the terms of the Faulding Transaction, Purepac is to be granted, on the Closing Date, a worldwide royalty-free license to use the name 'Faulding' in connection with its business and to allow the Faulding Subsidiaries to continue to conduct their respective businesses using the 'Faulding' name after the Faulding Transaction. Such license may be terminated by Faulding on three years prior notice at any time after Faulding no longer holds in excess of 50% of the outstanding Common Stock of Purepac on a fully diluted basis. Purepac's operating subsidiary, Purepac Pharmaceutical Co., will nevertheless continue to operate under such name.

     Purepac's decision to acquire the Faulding Subsidiaries was based in part on the broad recognition in the worldwide pharmaceutical industry associated with F.H. Faulding and the opportunity to capitalize on that name as a result of the consolidation of F.H. Faulding's United States generic pharmaceutical and related business operations within the existing Purepac corporate organization. See 'The Proposed Faulding Transaction -- Recommendation of the Purepac Board; Reasons for the Faulding Transaction.' Accordingly, the Purepac Board determined that the change of Purepac's name to Faulding Inc. following consummation of the Faulding Transaction would best reflect such consolidation and associate the company as a whole with the various Faulding businesses to be conducted in the United States.

     If the proposed amendment to Purepac's Certificate of Incorporation to effectuate the Name Change is approved by the Purepac stockholders, such change will be implemented as soon as practicable after the Closing Date of the Faulding Transaction. Purepac will concurrently change the trading symbol under which the Purepac Common Stock is traded on The Nasdaq National Market from 'PURE' to 'FAUL.'

     If the Faulding Transaction is not approved, the Name Change will not be implemented even if approved by the Purepac Stockholders.

BOARD RECOMMENDATION

     The affirmative vote of the holders of a majority of all outstanding shares of Purepac Common Stock is required for approval of the proposal to amend the Purepac's Certificate of Incorporation to effectuate the Name Change. THE BOARD OF DIRECTORS RECOMMENDS THAT THE PUREPAC STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                      PROPOSAL TO INCREASE CAPITALIZATION

RECOMMENDED INCREASE IN AUTHORIZED COMMON STOCK

     The Purepac Board has approved an amendment to Purepac's Certificate of Incorporation to increase the number of authorized shares of Purepac Common Stock from 25,000,000 to 35,000,000. The Company's Board believes such action to be in the best interest of the Company so as to make additional shares available for future employment benefit programs, possible acquisitions and financings and other corporate purposes. The additional shares may be issued from time to time as the Purepac Board may determine without further action by the Purepac Stockholders.

     With the  exception  of the  issuance  of  Purepac Common  Stock  upon  the exercise of options and the vesting of stock awards granted or to be granted under Purepac's 1991 Restricted Stock Incentive Plan or 1994 Stock Option Plan, the issuance of the Purepac Acquisition Stock pursuant to the Stock Purchase Agreement and the reservation of Common Stock upon possible conversions of Class B Preferred Stock, no additional issuances of shares of Purepac Common Stock is presently contemplated nor does Purepac currently have any agreements, arrangements or understandings with respect to any possible acquisitions or financings.

     Holders of Purepac Common Stock do not currently possess, nor upon the adoption of the proposed amendment will they acquire, preemptive rights which would entitle such persons, as a matter of right, to subscribe for the purchase of any securities of Purepac.

CURRENTLY AUTHORIZED CAPITAL STOCK

     The Company's Certificate of Incorporation, as amended (the 'Certificate of Incorporation'), currently authorizes the issuance of 25,000,000 shares of Common Stock, $.01 par value. At January 24, 1996, there were 12,581,223 shares of Common Stock issued and outstanding. The Company has reserved an additional 5,005,128 shares of Common Stock for issuance upon the conversion of outstanding shares of Class A Preferred Stock and 1,000,000 and 311,625 shares of Common Stock for issuance upon the exercise of options or rights to purchase shares of Common Stock pursuant, respectively, to the Company's 1994 Stock Option Plan and its 1991 Restricted Stock Incentive Plan.

     Pursuant to the Stock Purchase Agreement, the Company has agreed to deliver to Faulding approximately 2,253,521 shares of Common Stock, subject to adjustment. If such transaction were to have closed on September 30, 1995, such number of shares would have been adjusted to 2,321,621 shares. Furthermore, an additional 1,564,950 shares of Common Stock will be required to be reserved for issuance upon future conversions, if any, of the Class B Preferred Stock proposed to be issued to Faulding under the Preferred Stock Purchase Agreement. If these transactions are all consummated, the authorized shares of Common Stock available for future issuances would total 2,215,453 shares.

DESCRIPTION OF CAPITAL STOCK

     The Certificate also authorizes 834,188 shares of Class A Preferred Stock, $.01 par value, all of which shares are presently issued and outstanding and owned by Faulding, and 1,000,000 shares of 'blank check' preferred stock (the 'Undesignated Preferred Stock'), none of which is presently issued and outstanding.

COMMON STOCK

     The holders of Purepac Common Stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. The holders of Purepac Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor. In the event of liquidation, dissolution or winding up of Purepac, the holders of Purepac Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock having preference over the Purepac Common Stock. Holders of shares of Purepac Common Stock, as such, have no conversion, preemptive or other subscription rights. All of the outstanding shares of Purepac Common Stock are, and the shares of Purepac Common Stock issuable on consummation of the Faulding Transaction, when delivered in accordance with the terms of the Stock Purchase Agreement, will be, fully paid and nonassessable.

PREFERRED STOCK

Class A Preferred Stock

     In 1987, Purepac  issued and  sold to Faulding  834,188 shares  of Class  A
Preferred Stock at $29.34 per share, or $23,133,223, net of expenses of $1,341,853. The Class A Preferred Stock does not have any voting rights, except as required by the General Corporation Law of Delaware. These shares provide for a cumulative dividend of 8.5% per annum, which dividend accrues until such time as Purepac shall have profits, surpluses or other funds legally available for payment of dividends. Dividends accrue on each share of Class A Preferred Stock on a daily basis at 8.5% per annum, payable quarterly, on the liquidation value of the Class A Preferred Stock. If any accrued dividends, for any reason, are not paid, then such dividend is considered in arrears and, until paid, continues to be accrued on the liquidation value plus dividends in arrears.

     Each share of Class A Preferred Stock may be converted, at the election of the holder, into six shares of Common Stock. At January 24, 1996, 5,005,128 shares of Common Stock were reserved for issuance under the terms of the Class A Preferred Stock. In the event of any liquidation, dissolution or winding up of Purepac, the holders of Class A Preferred Stock shall be entitled to be paid out of the assets of Purepac available for distribution to its stockholders, whether from capital, surplus or earnings, an amount in cash equal to the sum of $29.34 per share plus all accrued and unpaid dividends.

     On or after December 1, 1997, Purepac may, at its election redeem any or all shares of Class A Preferred Stock. For each share of Class A Preferred Stock redeemed, Purepac shall be obligated to pay a redemption price of $29.34 per share plus any accrued and unpaid dividends.

Class B Preferred Stock

     The Board of Directors of Purepac, by resolution, has authorized the designation of a Class B Preferred Stock, consisting of 150,000 shares, which is proposed to be purchased by Faulding on the Closing Date. The Class B Preferred Stock, if and when designated, will be charged against the Undesignated Preferred Stock, discussed below.

     The rights of the holders of Class B Preferred Stock will be similar, but not identical, to those of the holders of Class A Preferred Stock. The Class B Preferred Stock will accrue dividends at the rate of 4.5% per annum, payable on a quarterly basis and will have a liquidation preference of $100 per share, plus the amount of any accrued but unpaid dividends. The Class B Preferred Stock will not have any voting rights, except as required by the General Corporation Law of Delaware, and will be convertible at the option of the holder after the first anniversary of issuance, at the ratio of 10.433 for one, into an aggregate of 1,564,950 shares of Purepac Common Stock.

     On or after the third anniversary of issuance, the Class B Preferred Stock is subject to redemption by Purepac at its option at a redemption price equal to the liquidation value of the Class B Preferred Stock at the date of redemption, plus accrued and unpaid dividends, if any.

     See 'The Proposed Faulding Transaction -- The Preferred Stock Purchase' for a discussion of the impact upon the rights of the Purepac Stockholders.

'Blank Check' Preferred Stock

     The Certificate authorizes the issuance of up to 1,000,000 shares of Undesignated Preferred Stock with such designation, rights and preferences as may be determined from time to time by the Purepac Board. Accordingly, the Purepac Board is empowered, without stockholder approval, to issue Undesignated Preferred Stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of Purepac Common Stock. Purepac has no current intention to issue any shares of Undesignated Preferred Stock other than the Class B Preferred Stock.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of all the outstanding shares of Purepac Common Stock is required for approval of this proposal.
Faulding has indicated its intent to vote in favor of this proposal. Accordingly, it is a virtual certainty that this proposal will be approved at the meeting. THE PUREPAC BOARD UNANIMOUSLY RECOMMENDS THAT THE PUREPAC STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                             ELECTION OF DIRECTORS

INFORMATION CONCERNING NOMINEES

     Pursuant to a resolution adopted by the Purepac Board in accordance with Purepac's Bylaws, the number of directors to be elected at the Annual Meeting has been fixed at five. Michael R.D. Ashton, a current director of Purepac has indicated his intention not to stand for re-election. The shares represented by the proxies will be voted in favor of the election as directors of the persons named below unless authority to do so is withheld. The directors elected will hold office for a term of one year or until their respective successors are duly elected and qualify. If any nominee is not a candidate for election at the Annual Meeting, an event which the Purepac Board does not anticipate, the proxies will be voted for a substitute nominee as well as for the other persons named below.

                                                                                             PUREPAC STOCK
                                                                                             BENEFICIALLY
                                                                                             OWNED  AS  OF
           NAME                               OFFICE(S)                      SINCE    AGE    JAN. 24, 1996
--------------------------  ----------------------------------------------   -----    ---    -------------

Edward D. Tweddell........  Director/Chairman                                 1990    55          -0-(1)
Alan G. McGregor..........  Director                                          1988    59          -0-(1)
David Beretta.............  Director                                          1989    67          -0-
Bruce C. Tully............  Director                                          1989    46          -0-
Richard F. Moldin.........  President, Chief Executive Officer,               1995    48          -0-(2)
                              Acting Chief Operating Officer, Director

------------

(1) Mr. McGregor and Dr. Tweddell are directors of F.H. Faulding, the parent of Faulding, the principal stockholder of Purepac. See 'Principal Stockholders of Purepac' and 'Compensation Committee Interlocks and Insider Participation.'

(2) Excludes 150,000 shares issuable upon the exercise of stock option awards, not presently exercisable, that have been made to Mr. Moldin under the Company's 1994 Stock Option Plan. See 'Compensation of Executive Officers'.

                            ------------------------
     Edward D. Tweddell, M.D., was elected a director in November 1990 and was subsequently elected Chairman of the Purepac Board. He joined F.H. Faulding as Managing Director of its Faulding Pharmaceuticals Division in September 1988. He was elected to the Board of Directors of F.H. Faulding in March 1989 and served as Executive Director of the Faulding Pharma Group from 1990 to November 1993 when he was appointed Group Managing Director and Chief Executive Officer of F.H. Faulding. From July 1987, until joining F.H. Faulding, he held the position of Chairman and Chief Executive Officer of Pharmol Pacific Ltd., an Australian biotechnology company. Prior thereto and from April

1986, he was President and Chief Executive Officer of Homecare Japan, LTD. Dr. Tweddell, who holds a Bachelor of Science degree in addition to an honors degree in Medicine, spent his early career in medical practice and, in 1976, joined the multinational pharmaceutical company, Pfizer International Inc. ('Pfizer'), where he held a number of senior management positions.

     Alan G. McGregor, a director of Purepac since June 1988, is Chairman of F.H. Faulding. Mr. McGregor is also a director of James Hardie Industries Ltd., Burns, Philip & Co. Ltd. and other companies. He has served as a partner in two major Adelaide, South Australia law firms and was a Crown Prosecutor with the South Australian Crown Solicitor's Office.

     David Beretta, a director of Purepac since April 1989, is President of Executive Consulting Inc., a business consulting firm in Jamestown, Rhode Island. Mr. Beretta is, and since April 1991 has been, Vice Chairman and President of Amtrol Inc., a concern engaged in the manufacture of products used in flow control, storage, heating and other treatment of fluids in the water systems market and selected sectors of the heating, ventilating and air conditioning market in West Warwick, Rhode Island. Until 1982, he was Chairman of the Board of Uniroyal, Inc. and remained a director until 1987. He is also a director of Chartel Power Systems Inc.

     Bruce Tully, a director of Purepac since April 1989, has been a Managing Director of BT Securities Corporation, a subsidiary of Bankers Trust New York Corporation in New York, New York, since September 1989. Prior thereto and from October 1986, he was Managing Director of Bankers Trust Company and for four years prior thereto, was a Vice President thereof.

     Richard F. Moldin was appointed President and Chief Executive Officer of Purepac and President of Purepac Pharmaceutical Co. on July 17, 1995 and was appointed to serve as a director and acting Chief Operating Officer of the Company on July 24, 1995 upon Robert H. Bur's resignation from such positions. Prior to joining the Company and from October 1994 he served as Managing Director, Australia & New Zealand for Wellcome Australia Limited. From May 1993 until his appointment as Managing Director, he was Divisional Manager, Primary Manufacturing, for Wellcome Foundation Limited, U.K. Prior thereto and from September 1979, he served in various executive positions at Burroughs Wellcome Co., U.S.A., including from October 1991 to February 1993 as Vice President, Logistics & Primary Manufacturing.

INFORMATION CONCERNING THE PUREPAC BOARD

     During Purepac's fiscal year ended June 30, 1995, the Purepac Board held two meetings. All directors were in attendance at such meetings.

     The Purepac Board's Audit Committee is charged with the review of the activities of Purepac's independent auditors, including, but not limited to, the review of fees, services and scope of audit. During the fiscal year ended June 30, 1995, Messrs. Beretta, Tully and Michael R.D. Ashton served as the members of the Audit Committee, with Mr. Tully serving as its Chairman. The Audit Committee met one time during the fiscal year ended June 30, 1995, with all members in attendance.

     The Compensation Committee of the Purepac Board is responsible for establishing, approving and administering the policies which govern annual executive salary levels and increases, incentive payments, the award of stock grants under Purepac's 1991 Restricted Stock Incentive Plan and the award of stock options under its 1994 Stock Option Plan. The Compensation Committee is comprised of Messrs. Beretta, Tweddell and McGregor and met one time during the fiscal year ended June 30, 1995, with all members in attendance.

     Purepac does not have a nominating committee charged with the search for, and recommendation to the Purepac Board, of potential candidates for Purepac Board membership. This function is performed by the Purepac Board as a whole.

     David Beretta and Bruce Tully each receives $15,000 per annum for his services as a director of Purepac. None of the other directors of Purepac receives any cash compensation for his services as such.

SECTION 16(A) REPORTING DELINQUENCIES

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership ('Reports') with the Commission. Officers, directors and greater than 10% stockholders are required by the Commission's regulations to furnish the Company with copies of all such reports.

     Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no reports were required for those persons, the Company believes that, during the fiscal year ended June 30, 1995 all filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with, except that Mr. Bur made a late filing of a Report, involving one transaction relating to a change in beneficial ownership of the Company's securities.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Unless otherwise instructed, the persons named in the enclosed proxy intend to vote the same in favor of the approval of the selection by Purepac's Board of Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending June 30, 1996. That firm, an affiliate of which is also F.H. Faulding's principal independent auditor, has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries, nor has any member of such firm had any such connection during the past three years.

     Deloitte & Touche LLP served as the Company's principal independent auditor for the fiscal year ended June 30, 1995. A representative from Deloitte & Touche LLP is expected to attend the Annual Meeting and will be afforded the opportunity to make a statement or respond to appropriate questions from stockholders or both.

     It is expected that representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will be available to respond to questions. They will be given an opportunity to make a statement at the Annual Meeting if they so desire.

                      PRICE RANGES OF PUREPAC COMMON STOCK

     Purepac's Common Stock is traded on The Nasdaq National Market under the trading symbol PURE. The following table sets forth the range of high and low closing sales prices of the Company's Common Stock on The Nasdaq National Market.

FOR THE QUARTER ENDED:                                                                HIGH        LOW
----------------------------------------------------------------------------------   -------    -------
Fiscal 1994
     September 30, 1993...........................................................   $20.500    $ 8.625
     December 31, 1993............................................................    25.000     15.000
     March 31, 1994...............................................................    17.000      8.500
     June 30, 1994................................................................    10.500      7.000
Fiscal 1995
     September 30, 1994...........................................................   $14.250    $ 8.000
     December 31, 1994............................................................    16.250     10.125
     March 31, 1995...............................................................    11.625      8.750
     June 30, 1995................................................................    11.375      8.375
Fiscal 1996
     September 30, 1995...........................................................   $10.875    $ 7.750
     December 31, 1995............................................................     8.750      5.125

     On August 8, 1995, (the last trading day prior to the public announcement of the execution of the Letter of Intent), the closing price of Purepac Common Stock was $8.875 per share. Purepac's Class A Preferred Stock is not publicly traded. On January 23, 1996, the closing price of Purepac Common Stock was $6.125 per share. Purepac Stockholders are urged to obtain current market quotations.

                       SELECTED FINANCIAL DATA OF PUREPAC

     The selected financial data set forth below has been derived from, and should be read in conjunction with, the Purepac Financial Statements and related Notes thereto appearing elsewhere in this Proxy Statement and should be read in conjunction with Management's Discussion and Analysis of Financial Condition and Results of Operations of Purepac contained herein.

                                                    SEPTEMBER 30,                    YEAR ENDED JUNE 30,
                                               ------------------------  -------------------------------------------
                                                  1995         1994       1995     1994     1993     1992     1991
                                               ----------   -----------  -------  -------  -------  -------  -------
                                               (UNAUDITED)  (UNAUDITED)
                                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)

Statement of Operations Data:
Net sales.....................................   $14,167      $16,876    $61,146  $70,005  $70,508  $64,531  $52,279
Income (loss) before preferred stock
  dividends...................................    (1,076)         (25)      (847)   8,447(a)   9,160  14,979   4,866
Preferred stock dividends.....................       520          520      2,080    2,080    2,080    2,081    2,237
Net income (loss), available for Common
  Stock.......................................    (1,596)        (545)    (2,927)   6,367(a)   7,080  12,776(b)   5,985(c)
Net income (loss) per common share, primary...      (.13)        (.04)     ( .23)     .51      .57     1.05      .54

------------

 (a) Net income available for common stock for the year ended June 30, 1994 included the cumulative effect of a change in accounting for income taxes of $4,149.

 (b) Net income available for common stock for the year ended June 30, 1992 included the cumulative effect, on prior years, of a change in the method of accounting for income taxes of $122.

 (c) Net income available for common stock for the year ended June 30, 1991 included an extraordinary item reduction of income taxes due to carry forward of prior year operating losses of $3,356.

                                                                               YEAR ENDED JUNE 30,
                                            SEPTEMBER 30,      ---------------------------------------------------
                                                1995            1995       1994       1993       1992       1991
                                          -----------------    -------    -------    -------    -------    -------
                                             (UNAUDITED)
                                                                       (IN THOUSANDS)

Balance Sheet Data:
Working capital........................        $20,605         $21,811    $24,221    $23,150    $20,460    $12,072
Total assets...........................         64,440          64,929     67,267     63,017     52,269     35,247
Long-term debt.........................        --                --         --         --         --         --
Stockholders' equity...................         51,065          52,557     54,860     48,060     39,699     24,927

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                             OF FINANCIAL CONDITION
                      AND RESULTS OF OPERATIONS -- PUREPAC

RESULTS OF OPERATIONS

THREE MONTHS ENDED SEPTEMBER 30, 1995
COMPARED WITH THE THREE MONTHS ENDED SEPTEMBER 30, 1994

     Net sales for the current three month period was $14,167,000 compared with $16,876,000 for the corresponding 1994 period. The 16% decrease reflects lower sales of certain mature products including nifedipine products which accounted for 8% of net sales in the current quarter compared with 11% for the corresponding 1994 quarter. The decrease in net sales is primarily due to declines in selling prices and, to a lesser degree, volume reductions of some products as a result of competitive pressure, and the absence of newly approved product introductions during such period.

     Gross profit for the current period was $2,512,000 compared with $4,198,000 for the corresponding 1994 period. Gross profit as a percent of net sales for the current period was 18% compared with 25% for the 1994 period. The decline was attributable to both the reduced sales and to lower selling prices for nifedipine and several other products. Decreasing gross profits, as well as net sales, can be expected to continue until such time as Purepac receives FDA approvals for new products.

     Selling, general and administrative expense for the current period of $2,255,000 decreased from the corresponding prior period expense of $2,471,000 by $216,000 (9%). The expense as a percent of net sales was 16% compared with 15% for the 1994 period. The decrease in expense was primarily due to lower personnel expenses.

     Research and development expense for the current period remained relatively constant at $1,951,000 compared with $1,765,000 for the corresponding 1994 period. The expense as a percent of net sales was 14% compared with 10% for the 1994 period. The increase of $186,000 (11%) primarily reflects timing differences.

     The net loss before preferred stock dividends for the current three month period was $1,076,000 compared with a net loss before preferred stock dividends of $25,000 for the corresponding 1994 period.

     The first quarter result was adversely affected by strong pricing pressures within the oral generic pharmaceutical industry and some unexpected delays in new product regulatory approvals which did not allow the Company to offset those pressures, even though expense levels generally did not increase.

YEAR ENDED JUNE 30, 1995
COMPARED WITH THE YEAR ENDED JUNE 30, 1994

     Net sales for the current year ended June 30, 1995 were $61,146,000 compared with $70,005,000 for the prior year ended June 30, 1994. The decrease reflects lower sales of certain mature products, including nifedipine, primarily due to declines in selling prices and, to a lesser degree, volume reductions of some products as a result of competitive pressure, partially offset by increased sales of several new products. The nifedipine products accounted for 12% of net sales for the current year compared with 13% for the prior year.

     Gross profit for the current year was $14,671,000 compared with $22,834,000 for the prior year, a decline of $8,163,000 (36%). The gross profit as a percent of net sales for the year ended June 30, 1995 was 24% compared with 33% for the prior year ended June 30, 1994. The decline was attributable primarily to lower selling prices due to increased competition and to a lesser extent to higher raw material costs.

     Selling, general and administrative expenses for the year ended June 30, 1995 were $9,817,000 compared with $9,409,000 for the prior year ended June 30, 1994, an increase of $408,000, or 4%. The expenses as a percent of net sales was 16% compared with 13% for the prior year. The increase of $408,000 is primarily due to higher personnel expenses.

     Research and development expenses for the current year remained relatively constant at $6,741,000 compared with the prior year expenses of $6,797,000. The expenses as a percent of net sales for the year ended June 30, 1995 was 11% compared with 10% for the year ended June 30, 1994. The steady level of expense reflects a continuing commitment to new product development.

     Other expenses of $63,000 for the current year ended June 30, 1995, included interest expense of $105,000 partially offset by interest income of $42,000. The prior year's other income of $273,000 included interest income of $102,000 and income of $200,000 from the sale of Purepac's Poroplastic'r' technology to F.H. Faulding, partially offset by interest expense of $29,000. The interest income decline was primarily due to the reduction of cash available for investment. The interest expense for both years includes the revolving credit agreement fees.

     The effective income tax (benefit) rate for the year ended June 30, 1995, was (57%) compared with 38% for the year ended June 30, 1994 before the cumulative effect of a change in accounting for income taxes. The current year tax rate includes a $325,000 benefit related to a reversal of prior years' tax provisions resulting from a favorable resolution of completed income tax examinations.

     Net loss for the current year before preferred stock dividends was $847,000 compared with net income before preferred stock dividends for the prior year of $4,298,000.

YEAR ENDED JUNE 30, 1994
COMPARED WITH THE YEAR ENDED JUNE 30, 1993

     Net sales for the year ended June 30, 1994 were $70,005,000 compared with $70,508,000 for the prior year. The decrease reflects a decline in nifedipine selling prices, partially offset by increased sales of certain mature products and the introduction of three new products. The three new products were carbidopa levodopa, alprazolam and naproxen. Nifedipine accounted for 13% of net sales for the current year compared with 30% for the prior year.

     Gross profit for the year ended June 30, 1994 was $22,834,000 compared with $29,277,000 for the prior year, a decline of $6,443,000, or 22%. The gross profit as a percent of net sales for the year ended June 30, 1994 was 33% compared with 42% for the prior year ended June 30, 1993. The decline was primarily attributable to nifedipine price reductions resulting from increased competition.

     Selling, general and administrative expenses for the year ended June 30, 1994 of $9,409,000 declined from the prior year expense of $9,858,000 by $449,000, or 5%. The expenses as a percent of net sales for the year ended June 30, 1994 was 13% compared with 14% for the prior year ended June 30, 1993. The decrease is attributable to reductions in advertising, travel and entertainment expenses.

     Research and development expenses for the year ended June 30, 1994 were $6,797,000 compared with $5,944,000 for the prior year ended June 30, 1993. The expenses as a percent of net sales were 10% compared with 8% for the prior year. The increase of $853,000, or 14%, reflects the continuing commitment to new product development.

     Other income of $273,000 for the year ended June 30, 1994, included interest income of $102,000 and income of $200,000 from the sale of Purepac's Poroplastic'r' technology to F.H. Faulding, partially offset by interest expense of $29,000. The prior year's other income of $301,000 included interest income of $331,000 less interest expense of $30,000. The interest income decline was primarily due to the reduction of cash available for investment. The interest expense, for both years, included the revolving credit agreement fees.

     The effective income tax rate for the year ended June 30, 1994, before the cumulative effect of a change in accounting for income taxes, was 38% compared with 34% in the prior year. The rate increase is attributable to the prior year having the benefit of approximately $936,000 for the utilization of net operating loss carryforwards in accordance with Statement of Financial Accounting Standards No. 96, 'Accounting for Income Taxes' ('SFAS 96'). This was partially offset by a lower effective state tax rate in the current year due to a favorable mix of income by state. In accordance with Statement of Financial Accounting Standards No. 109, 'Accounting for Income Taxes:' ('SFAS 109'), in current and subsequent years, the income tax expense provision will not include the benefit of recognizing available loss carryforwards to the extent they have already been recognized as a deferred tax asset when such benefits are utilized to reduce taxes payable. (Refer to Note 14 of the Notes to Consolidated Financial Statements).

     Net income available for common stock for the year ended June 30, 1994 included the cumulative effect of a change in accounting for income taxes of $4,149,000 ($.33 per primary share and $.24 per share on a fully diluted basis) as a result of the adoption of SFAS 109. Net income before preferred stock dividends was $4,298,000 for the current year compared with $9,160,000 for the prior year.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

     The Company had $743,000 in cash and cash equivalents at September 30, 1995, compared with $1,156,000 in cash and cash equivalents at June 30, 1995, and compared with $3,154,000 at June 30, 1994. The decrease in the current three month period of $413,000 resulted primarily from cash used for operating activities of $990,000, investments in property, plant and equipment of $423,000 offset by $1,000,000 borrowed from a bank. The decrease for the year ended June 30, 1995 of $1,998,000 resulted primarily from cash used for investments in property, plant and equipment of $2,954,000 and payments for preferred dividends of $2,080,000, offset by $2,000,000 borrowed from a bank and $1,036,000 of cash provided from operating activities.

     A comparison of the balance sheet accounts at September 30, 1995 to the June 30, 1995 balances shows the following to be noteworthy:

          Inventory decreased by $999,000 in response to lower sales volumes.

            Other current assets increased by $1,329,000 primarily due to the recording of a federal income tax receivable based on the Company carrying back the current period's net operating loss.

     The accrued preferred dividend, payable to Faulding of $520,095 for the three month period ended September 30, 1995 was subsequently paid on October 2, 1995.

     In comparing the balance sheet accounts at June 30, 1995 to the June 30, 1994 balances, the following are noteworthy:

            Net accounts receivable decreased by $1,270,000 as a result of lower sales volumes and a $502,000 increase in the net reserves for
            doubtful   accounts  and  sales  allowances,  as  described  in  the
            following.

            Included in the reserves for doubtful accounts and sales allowances is the allowance for sales returns, allowances and discounts of $1,935,000 at June 30, 1995 compared with $1,365,000 at June 30,
            1994, an increase of $570,000. This increase is primarily due to increases of $416,000 in the provision for credits owed to direct source buying groups and $173,000 in the provision for returns/allowances. The increase in the provision for such allowances had an adverse effect on net sales and operations with no effect on cash flows.

            Inventory decreased by $1,358,000 due to lower sales volumes and in part to the discontinuance of certain mature products.

            Other current assets increased by $1,301,000 primarily due to the recording of a $1,129,000 federal income tax refund receivable as a result of the Company carrying back its current year's net operating loss.

            Net property, plant and equipment increased by $898,000 reflecting the investment in the modified-release manufacturing suite and additions to the manufacturing facilities.

            Accounts  payable  decreased  by  $2,207,000  due  to  both   timing
            differences in the purchase of materials and the lower inventory level.

     As a result of the issuance of the Class B Preferred Stock to Faulding, Purepac will be required to pay an annual dividend of $675,000 to Faulding with respect to such shares until such time, if ever that such shares are converted or redeemed. The annual dividend of $2,080,000 payable with respect to the currently outstanding Class A Preferred Stock, all of which is held by Faulding, will be payable until such time, if ever that such shares are converted or redeemed.

     In October 1995, the Company made the decision to restructure certain aspects of its business. This restructuring was considered necessary to make the Company more competitive in the oral generic pharmaceutical industry. Costs associated with this restructuring, including severance payments, will be incurred beginning in the second fiscal quarter and are expected to total less than $1 million. This restructuring will better position the Company to integrate the Faulding Subsidiaries.

     The proposed Faulding Transaction is expected to cause Purepac to incur approximately $950,000 of expenses relating to such transaction. If the Faulding Transaction is not consummated due to the failure of the Purepac Stockholders to approve such transaction, Faulding will reimburse Purepac for one-half of the expenses incurred by Purepac.

     Purepac believes that its current cash resources, anticipated operating cash flows and funds available under a revolving credit and loan arrangement with a bank will be sufficient to fund Purepac's working capital needs for the next 24 months. Depending upon the timing of Purepac's cash flow requirements, which is highly dependent upon the unpredictable timing of the receipt of FDA product approvals, the future cash flow needs of Purepac could exceed the available credit under Purepac's existing credit facilities. As of September 30, 1995, Purepac had approximately $12.0 million of available borrowings under its existing credit facilities. In addition, it is not anticipated that the Faulding Subsidiaries will generate adequate revenues to finance their combined operating expenses until at least 1998. Although it is anticipated that the $15.0 million to be received by Purepac from the Preferred Stock Purchase will be used in substantial part for this purpose, additional funding is likely to be required. The use of Purepac's credit facilities and other sources of capital to finance any shortfalls in the cash flow needs of the Faulding Subsidiaries would diminish funding available to Purepac to sustain or expand its current business operations. Consequently, there can be no assurance that Purepac's operating results will be sufficient to permit Purepac to adequately fund the Faulding Subsidiaries, or that satisfying such financing obligations will not adversely effect Purepac's ongoing business operations or its ability to finance its current long range objectives. Accordingly, Purepac may be forced to seek additional credit facilities or to seek additional funding from sales of its securities or from other sources. Purepac anticipates that it would be able to increase its credit facilities or obtain financing from other sources, should it require additional cash flow to support the commercialization of new products following the receipt of FDA approval therefor. However, there can be no assurance that such financing will be available when required, if at all, or will be available upon terms Purepac may deem commercially reasonable.

     As at June 30, 1995, the Company has committed to expansion of its granulation and oven capacity within the Elizabeth facility. Total costs are expected to be $1,600,000. Management regularly reviews its overall facility requirements for the business, taking into consideration future capacity, compliance and regulatory requirements necessary within this industry, including production and product development capabilities. Funding for these and other expenditures which may be approved by management or by the Purepac Board is expected to be funded from either operating profits or further draw down from Purepac's borrowing facility.

NEW ACCOUNTING PRONOUNCEMENTS

     In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 121 'Accounting For The Impairment Of Long-Lived Assets' ('SFAS 121') which requires that long-lived assets be reviewed for impairment whenever events or changes in circumstance indicate that the carrying amount of an asset may not be recoverable. To determine a loss, if any, to be recognized, the book value of the asset would be compared to the market value or expected future cash flow value. The Company is required to adopt SFAS 121 for the fiscal years beginning after December 15, 1995 (fiscal year ended June 30, 1997 for the Company), although earlier implementation is permitted. The Company is evaluating when it will adopt SFAS 121 and anticipates, based upon information currently available, that it will not have a material impact on its results of operations and financial position.

     In October 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 123 'Accounting For Stock Based Compensation' ('SFAS 123') which requires that an employer's financial statements include expanded disclosure regarding stock-based employee compensation arrangements. The Company is evaluating the requirements of SFAS 123, which must be adopted by fiscal year 1997, and currently believes that SFAS 123 will not have a material impact upon its results of operations or financial condition.

UNKNOWN EFFECT OF RECENT MEDICAL STUDY

     In August 1995, the National Heart, Lung and Blood Institute issued a warning regarding large doses of the short-acting form of nifedipine. In the fiscal year ended June 30, 1995 and the three months ended September 30, 1995, sales of nifedipine products accounted for approximately 12% and 8%, respectively, of the Company's sales. Not all of the Company's nifedipine products are of the dosage which was the subject of the warning. In addition, the results and conclusions of the studies upon which such warning was based have been challenged by some members of the pharmaceutical and medical community. Accordingly, management is currently unable to determine the effects, if any, that such warning or that the findings of the reports upon which such warning was issued, will have upon the Company's levels of sales of nifedipine products.

                         PRO FORMA FINANCIAL STATEMENTS

     The unaudited pro forma statements of operations consolidate the statements of operations of the Faulding Subsidiaries for the year ended June 30, 1995 and the three month period ended September 30, 1995 with the consolidated statements of operations of Purepac for the year ended June 30, 1995 and the three month period ended September 30, 1995, respectively; however such statements do not include dividends which would have been accrued with respect to the Class B Preferred Stock during such fiscal periods, if such shares had been issued and outstanding during such periods. The statement of operations of the Faulding Subsidiaries for the year ended June 30, 1995 includes the operations of FMDC for the full fiscal year and the operations of each of FPR and FPC for the period April 7, 1995 (inception) through June 30, 1995.

     Pro forma per share data are based on the average number of shares of Purepac Common Stock that would have been outstanding had the Acquisition Transaction occurred at the beginning of the earliest period presented. The number of shares of Purepac Common Stock for which the pro forma effect has been provided (2,321,261 shares) is based on the September 30, 1995 Net Asset Value of the Faulding Subsidiaries. The actual number of shares of Purepac Common Stock issued will be based on the Faulding Subsidiaries' Net Asset Value on the Closing Date. The difference between the pro forma number of shares of Purepac Common Stock provided as at September 30, 1995 and the actual number of shares at the Closing Date is not expected to be material, or have a material impact upon the pro forma presentation presented.

     The pro forma balance sheet reflects the contribution by Faulding to the capital of the respective Faulding Subsidiaries of all indebtedness of the Faulding Subsidiaries to Faulding, aggregating $22,748,555 at September 30, 1995.

     The unaudited pro forma statements of operations may not be indicative of the results that actually would have been achieved if the Faulding Transaction had been in effect as of the date and for the periods indicated, and is not expected to be indicative of the results which may be obtained in the future. In particular, the statement of operations data for the period ended June 30, 1995 include less than three months of operations of FPR and FPC, which period, in the case of FPR, was the first three months in which FPR owned the Aguadilla Facility, and which, in the case of FPC, was the first three months of operations of a newly organized business.

     The unaudited pro forma statements of operations should be read in conjunction with the Financial Statements of the Faulding Subsidiaries and the Consolidated Financial Statements of Purepac contained elsewhere herein.

               PRO FORMA STATEMENT OF OPERATIONS DATA (UNAUDITED)
                        FOR THE YEAR ENDED JUNE 30, 1995

                                                                                                               FAULDING
                                                                FMDC      FPC      FPR      ELIMINATIONS     SUBSIDIARIES    PUREPAC
                                                               ------    -----    ------    -------------    ------------    -------
                                                                               (IN THOUSANDS, EXCEPT PER SHARE DATA)

Net sales...................................................   $2,455    $ 516    $1,960       $(1,171)         $3,760     $61,146
Cost of sales...............................................    1,956      350     1,954        (1,171)          3,089      46,476
                                                               ------    -----    ------    -------------       ------     -------
Gross profit................................................      499      165         5        --                 669      14,671
Selling, general & administration...........................     --        389      --          --                 389       9,817
Research & development......................................      696     --        --          --                 696       6,741
                                                               ------    -----    ------    -------------       ------     -------
Income (loss) from operations...............................     (197)    (223)        5        --                (415)     (1,888)
Other (expense), net........................................     (139)    --        (187)       --                (326)        (63)
Benefit/(provision) for income taxes........................     --        (30)     --          --                 (30)      1,104
                                                               ------    -----    ------    -------------       ------      -------
(Loss) before preferred stock dividends.....................     (336)    (253)     (182)       --                (771)       (847)
                                                               ------    -----    ------    -------------       ------      -------
Preferred stock dividends...................................     --       --        --          --              --           2,080
                                                               ------    -----    ------    -------------       ------      -------
(Loss) available for common share...........................   $ (336)   $(253)   $ (182)       --              $ (771)    $(2,927)
                                                               ------    -----    ------    -------------       ------      -------
                                                               ------    -----    ------    -------------       ------      -------
Net (loss) per common share, primary........................                                                                 ($.23)
                                                                                                                            -------
                                                                                                                            -------
Weighted average number of common shares outstanding........                                                                12,539

                                                               PRO FORMA
                                                              CONSOLIDATED
                                                              ------------

Net sales...................................................    $ 64,906
Cost of sales...............................................      49,565
                                                              ------------
Gross profit................................................      15,340
Selling, general & administration...........................      10,206
Research & development......................................       7,437
                                                              ------------
Income (loss) from operations...............................      (2,303)
Other (expense), net........................................        (389)
Benefit/(provision) for income taxes........................       1,074
                                                              ------------
(Loss) before preferred stock dividends.....................      (1,618)
                                                              ------------
Preferred stock dividends...................................       2,080
                                                              ------------
(Loss) available for common share...........................    $ (3,698)
                                                              ------------
                                                              ------------
Net (loss) per common share, primary........................     ($.25)
                                                              ------------
                                                              ------------
Weighted average number of common shares outstanding........      14,860

               PRO FORMA STATEMENT OF OPERATIONS DATA (UNAUDITED)
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995

                                                                                           ELIMINATIONS/      FAULDING
                                                               FMDC      FPC      FPR       ADJUSTMENTS     SUBSIDIARIES    PUREPAC
                                                               -----    -----    ------    -------------    ------------    -------
                                                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)

Net sales...................................................   $338     $ 538    $1,954       $(1,424)        $  1,405      $14,167
Cost of sales...............................................    290       518     2,690        (1,424)           2,073       11,655
                                                               -----    -----    ------    -------------    ------------    -------
Gross profit................................................     48        20      (736)       --                 (668)       2,512
Selling, general & administration...........................    --        618         7        --                  625        2,255
Research & development......................................    229        50      --          --                  279        1,951
                                                               -----    -----    ------    -------------    ------------    -------
(Loss) from operations......................................   (182 )    (648)     (743)       --               (1,573)      (1,694)
Other (expense), net........................................    (32 )    --        (169)       --                 (201)         (41)
Benefit for income taxes....................................    --       --        --          --               --              658
                                                               -----    -----    ------    -------------    ------------    -------
(Loss) before preferred stock dividends.....................   (214 )    (648)     (912)       --               (1,773)      (1,076)
                                                               -----    -----    ------    -------------    ------------    -------
Preferred stock dividends...................................    --       --        --          --               --              520
                                                               -----    -----    ------    -------------    ------------    -------
(Loss) available for common shares..........................   $(214)   $(648)   $ (912)       --             $ (1,773)     $(1,596)
                                                               -----    -----    ------    -------------    ------------    -------
                                                               -----    -----    ------    -------------    ------------    -------
Net (loss) per common share, primary........................                                                                ($.13)
                                                                                                                            -------
                                                                                                                            -------
Weighted average number of common shares outstanding........                                                                 12,581

                                                               PRO FORMA
                                                              CONSOLIDATED
                                                              ------------

Net sales...................................................    $ 15,572
Cost of sales...............................................      13,728
                                                              ------------
Gross profit................................................       1,844
Selling, general & administration...........................       2,880
Research & development......................................       2,230
                                                              ------------
(Loss) from operations......................................      (3,266)
Other (expense), net........................................        (241)
Benefit for income taxes....................................         658
                                                              ------------
(Loss) before preferred stock dividends.....................      (2,849)
                                                              ------------
Preferred stock dividends...................................         520
                                                              ------------
(Loss) available for common shares..........................    $ (3,369)
                                                              ------------
                                                              ------------
Net (loss) per common share, primary........................     ($.23)
                                                              ------------
                                                              ------------
Weighted average number of common shares outstanding........      14,902

     The unaudited pro forma balance sheet combines the balance sheet of the Faulding Subsidiaries at September 30, 1995 with the consolidated balance sheet of Purepac at September 30, 1995. The pro forma balance sheet also reflects the receipt of $15,000,000 of cash proceeds from the Preferred Stock Purchase, and the deduction of expenses of the Faulding Transaction, estimated to be $950,000.

                      PRO FORMA BALANCE SHEET (UNAUDITED)
                             AT SEPTEMBER 30, 1995

                                                                                ELIMINATIONS/      FAULDING
                                                  FMDC      FPC        FPR       ADJUSTMENTS     SUBSIDIARIES    PUREPAC
                                                 ------    ------    -------    -------------    ------------    -------
                                                                             (IN THOUSANDS)

ASSETS
Current assets:
    Cash......................................   $   18    $  165    $   (58)     $ --             $    125      $   743
    Accounts receivable -- net................      337       433        488        --                1,258        9,756
    Inventory.................................     --       1,787      2,035        --                3,822       16,833
    Due from affiliates.......................     --        --        2,595         (2,595)         --            --
    Other current assets......................       50        42        491        --                  583        3,135
    Deferred income taxes.....................     --        --        --           --               --            3,513
                                                 ------    ------    -------    -------------    ------------    -------
    Total current assets......................      405     2,427      5,551         (2,595)          5,788       33,980
    Property, plant & equipment -- net........    1,951        56     11,956        --               13,963       26,509
    Other assets..............................      357      --        --           --                  357        3,226
    Deferred income taxes.....................     --        --        --           --               --              724
                                                 ------    ------    -------    -------------    ------------    -------
        Total assets..........................   $2,712    $2,482    $17,508      $  (2,595)       $ 20,108      $64,439
                                                 ------    ------    -------    -------------    ------------    -------
                                                 ------    ------    -------    -------------    ------------    -------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable to affiliates............   $ --      $2,685    $ --         $  (2,595)       $     90      $    91
    Intercompany payables to Faulding.........    4,997       494     17,258        (22,749)         --            --
    Loan payable -- bank......................     --        --        --           --               --            3,000
    Accounts payable..........................     --        --          705        --                  705        5,494
    Accrued expenses..........................       80       205        639        --                  923        4,270
    Accrued income taxes......................     --        --        --           --               --            --
    Accrued preferred dividends...............     --        --        --           --               --              520
                                                 ------    ------    -------    -------------    ------------    -------
    Total current liabilities.................    5,076     3,383     18,602        (25,343)          1,718       13,375
                                                 ------    ------    -------    -------------    ------------    -------
    Deferred income taxes.....................     --        --        --           --               --            --
Commitments and contingencies
Stockholders' equity:
    Class A preferred.........................     --        --        --           --               --                8
    Series B preferred........................     --        --        --           --               --            --
    Common stock..............................     --        --        --           --               --              126
    Paid in capital...........................     --        --        --            22,749          22,749       24,388
    Stockholder's equity (deficit)............   (2,365)     (901)    (1,094)       --               (4,360)      26,543
                                                 ------    ------    -------    -------------    ------------    -------
    Total stockholders equity (deficit).......   (2,365)     (901)    (1,094)        22,749          18,389       51,065
                                                 ------    ------    -------    -------------    ------------    -------
        Total liabilities & stockholders'
          equity..............................   $2,712    $2,482    $17,508      ($  2,595)       $ 20,108      $64,439
                                                 ------    ------    -------    -------------    ------------    -------
                                                 ------    ------    -------    -------------    ------------    -------

                                                 EFFECT OF
                                                 FAULDING       PRO FORMA
                                                TRANSACTION    CONSOLIDATED
                                                -----------    ------------

ASSETS
Current assets:
    Cash......................................    $14,050        $ 14,918
    Accounts receivable -- net................     --              11,014
    Inventory.................................     --              20,655
    Due from affiliates.......................     --              --
    Other current assets......................     --               3,718
    Deferred income taxes.....................     --               3,513
                                                -----------    ------------
    Total current assets......................     14,050          53,818
    Property, plant & equipment -- net........     --              40,472
    Other assets..............................     --               3,583
    Deferred income taxes.....................     --                 724
                                                -----------    ------------
        Total assets..........................    $14,050        $ 98,597
                                                -----------    ------------
                                                -----------    ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Accounts payable to affiliates............    $--            $    181
    Intercompany payables to Faulding.........     --              --
    Loan payable -- bank......................     --               3,000
    Accounts payable..........................     --               6,199
    Accrued expenses..........................     --               5,193
    Accrued income taxes......................     --              --
    Accrued preferred dividends...............     --                 520
                                                -----------    ------------
    Total current liabilities.................     --              15,093
                                                -----------    ------------
    Deferred income taxes.....................     --              --
Commitments and contingencies
Stockholders' equity:
    Class A preferred.........................     --                   8
    Series B preferred........................     15,000          15,000
    Common stock..............................         23             149
    Paid in capital...........................        (23)         47,114
    Stockholder's equity (deficit)............       (950)         21,233
                                                -----------    ------------
    Total stockholders equity (deficit).......     14,050          83,504
                                                -----------    ------------
        Total liabilities & stockholders'
          equity..............................    $14,050        $ 98,597
                                                -----------    ------------
                                                -----------    ------------

NOTES TO PRO FORMA FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The pro forma combined balance sheet at September 30, 1995, and pro forma combined statements of operations for the year ended June 30, 1995 and for the three months ended September 30, 1995 have been prepared based upon the historical results of (a) the Faulding Subsidiaries and (b) Purepac as if the Acquisition Transaction had been consummated at the beginning of the fiscal periods presented and as if the Preferred Stock Purchase had been consummated on September 30, 1995. Accordingly, no accrued dividends are reflected with respect to the Class B Preferred Stock for the fiscal year ended June 30, 1995 or the three months ended September 30, 1995. Purepac has a fiscal year ended June 30, 1995. The statements of operations for the Faulding Subsidiaries for the year ended June 30, 1995 include (a) the operations of FMDC for the fiscal year ended June 30, 1995 and (b) the operations of each of FPC and FPR for the period from April 7, 1995 (inception) through June 30, 1995. The pro forma data are presented for information purposes only and do not give effect to any financial effects that may occur due to the integration of existing operations of the companies. Accordingly, the pro forma data are not necessarily indicative of the operating results or financial position that would have occurred if the transaction actually had been consummated at the date indicated, nor necessarily indicative of future operating results or financial position.

2. ELIMINATIONS/ADJUSTMENTS AND EFFECT OF FAULDING TRANSACTION

     The cash and stockholders' equity of the consolidated company has been adjusted as follows:

          Cash -- to present the proceeds of the issuance of the Class B Preferred Stock of $15,000,000 and the disbursements for estimated expenses incurred in relation to the transaction of $950,000.

          Intercompany Payables to Faulding -- As a result of the Acquisition Transaction, all indebtedness of the Faulding Subsidiaries to Faulding will, on or prior to the Closing Date, be contributed by Faulding to the capital of the respective Faulding Subsidiaries.

          Stockholders' Equity -- to present the issuance of 150,000 shares of Class B Preferred Stock to Faulding for an aggregate purchase price of $15,000,000 in cash, the acquisition by Purepac of all of the common stock of the Faulding Subsidiaries in exchange for 2,321,261 shares of Purepac Common Stock (based upon the Net Asset Value of the Faulding Subsidiaries as of September 30, 1995) and the recording of the disbursements for estimated expenditures incurred in relation to the transaction. The actual number of shares of Purepac Common Stock to be issued pursuant to the transaction may be adjusted at the closing date of the transaction.

     The net adjustments to stockholder's equity are as follows (in thousands):

Class B Preferred Stock:
          Issuance of 150,000 shares of Class B Preferred Stock....................   $15,000
                                                                                      -------
                                                                                      -------

Common Stock and Paid in Capital:
          Issuance of 2,321,261 shares of Purepac Common Stock.....................   $    23
                                                                                      -------
                                                                                      -------

Retained Earnings:
          Expenses Incurred........................................................      (950)
                                                                                      -------
                                                                                      -------

     In combining the financial accounts of the Faulding Subsidiaries, sales by FPR to FPC are eliminated along with the respective accounts receivable and accounts payable on the subsidiary balance sheets.

3. PREFERRED STOCK DIVIDEND

     Dividends on the Class B Preferred Stock have not been accrued in the Pro Forma Statements of Operations because such statements were prepared on the basis that the proceeds of the sale of the Class B Preferred Stock were not available to offset the working capital needs of Purepac or the Faulding Subsidiaries during such periods. Similarly, such statements and the Pro Forma Balance Sheet do not reflect the effect on other items, such as interest expense, which might have resulted if the proceeds of the sale of the Class B Preferred Stock were available to satisfy such working capital needs during these periods.

4. ACCOUNTING TREATMENT

     Faulding, by virtue of its majority equity interest in Purepac, will continue to indirectly control each of FMDC, FPR and FPC following consummation of the Faulding Transaction. Accordingly the Acquisition Transaction will be viewed for accounting purposes as a reorganization of Faulding's interests in the United States. Consequently, for accounting and financial reporting purposes, the Acquisition Transaction will be accounted for at historical cost in a manner similar to a 'pooling of interests.'

5. PRO FORMA PER SHARE DATA

     Pro forma per share data is based on the average number of shares of Purepac Common Stock that would have been outstanding had the Acquisition Transaction occurred at the beginning of the earliest period presented. The number of shares of Purepac common stock for which the pro forma effect has been provided is based on the September 30, 1995 Net Asset Value of the Faulding Subsidiaries. The actual number of shares of Purepac Common Stock issued will be based on the Faulding Subsidiaries' Net Asset Value on the Closing Date. The difference between the pro forma number of shares of Purepac Common Stock provided as at September 30, 1995 and the actual number of shares at the Closing Date is not expected to be material, or have a material impact upon the pro forma presentation presented. The pro forma per share data is not necessarily indicative of the results which would actually have been attained if the Faulding Transaction had been consummated at the beginning of the period indicated. In particular, the pro forma statement of operations for the period ended June 30, 1995 includes only the period from April 7, 1995 (inception) through June 30, 1995 of FPC and FPR.

                     BUSINESS OF THE FAULDING SUBSIDIARIES

CERTAIN RISKS RELATING TO THE FAULDING SUBSIDIARIES

     The business operations of the Faulding Subsidiaries involve certain elements of risk including, but not limited to, the factors discussed below.

     Limited Operating History; Prior Losses from Operations. FPC is a recently organized company which commenced operations in April 1995. FPC was formed following FPR's acquisition of the Aguadilla Facility to commence a new sales and marketing operation for the products manufactured by FPR and for certain other products manufactured by F.H. Faulding for which FPC has acquired United States marketing rights. For the period of its inception through June 30, 1995, FPC experienced a net pre-tax loss of approximately $223,000, upon net sales of approximately $516,000. For the three months ended September 30, 1995, FPC experienced a net pre-tax loss of approximately $648,000 upon net sales of approximately $538,000.

     FMDC has had net operating losses since its inception in 1989 and expects such losses to increase in the near term as its sole existing source of sales revenue is scheduled to terminate December 31, 1995. This revenue stream was generated from sales of two products by an agreement between FMDC and Steris. Commencing on January 1, 1996, the marketing rights to such products will be transferred to FPC. FMDC expects to continue its research and development efforts and therefore continue to incur losses from operations in fiscal 1996. There can be no assurance that FMDC will be able to generate income from operations prior to at least June 30, 1998, if at all.

     FPR is a recently organized company formed to acquire the Aguadilla Facility from DuPont Merck. Historically, the products manufactured at such facility were marketed and sold primarily through DuPont Merck. Based on actual operating results of FPR for the period from April 7, 1995 to September 30, 1995, and Purepac's interpretation of financial information of the Aguadilla Facility while under ownership and management of DuPont Merck, the Aguadilla Facility has, over the last several years, been running at a loss, principally due to under-utilization of production capacity at the site, and therefore revenues have been less than manufacturing costs. Over time, this deficiency has been magnified by reduced selling prices of some of the finished products produced at the Aguadilla Facility. For the three months ended September 30, 1995, FPR experienced a net pre-tax loss of approximately $912,000. For the Aguadilla Facility to return to a profitable situation, additional products will need to be developed and be manufactured at the Aguadilla Facility to enable sufficient overhead expenses to be recovered. There can be no assurance that the Aguadilla Facility will be able to generate sufficient revenues to cover its expenses in the future or that continued erosion of prices for the products manufactured at the Aguadilla Facility will not cause such deficiency to increase in the future.

     Dependence Upon the Continued Availability of Funding for Operations. The business operations of the Faulding Subsidiaries are likely to require significant additional capital infusions or other sources of financing to fund their day to day operations and to meet their capital expenditure requirements. While the Preferred Stock Purchase will provide Purepac with net proceeds of $15,000,000 for the purpose, in part, of providing such financing, to some extent such financing requirements will need to be satisfied by Purepac's cash flow from operations or its existing credit facilities. Purepac's operations and results of operations are subject to many of the same risks identified for the Faulding Subsidiaries, such as uncertainty and variability of financial results, competition and dependence on product development. It is likely that Purepac will be required to use some or all of the available credit under its existing credit facilities to fund its own operations. Therefore, there can be no assurance that Purepac's results of operations will be sufficient to permit Purepac to adequately provide the Faulding Subsidiaries with the requisite financing, or that satisfying such financing obligations will not adversely affect Purepac's ongoing business operations or its ability to finance its current long range objectives. Accordingly, Purepac may be forced to seek additional credit facilities or obtain additional funding from sales of its securities or from other sources. There can be no assurance that such financing will be available when required, if at all. See 'Management's Discussion and Analysis of Financial Condition and Results of
Operations -- Purepac -- Liquidity and Capital Resources.'

     Uncertainty of and Variability of Future Financial Results. The Faulding Subsidiaries expect to have quarter-to-quarter and year-to-year fluctuations in revenues, expenses and losses, some of which could be significant. Future profitability, which is not expected prior to at least June 30, 1998, will depend on, among other things, a combination of one or more of the following factors: (i) the Faulding Subsidiaries' ability to successfully complete the development of new products, the timing of receipt of regulatory approvals of such product and the ability to successfully commercialize such products; (ii) competing technological and market developments and the timing of new product introductions by competitors; (iii) manufacturing costs associated with its various products and potential products; and (iv) continued compliance with government regulations regarding the manufacture and distribution of pharmaceutical products. Revenues and gross profit derived from generic pharmaceutical products tend to follow a pattern based on regulatory and competitive factors unique to the generic pharmaceutical industry. As patents for brand name products and related exclusivity periods mandated by regulatory authorities expire, the first generic manufacturer to receive regulatory approval for generic equivalents of such products is usually able to achieve relatively high revenues and gross profit. As other generic manufacturers receive regulatory approvals on competing products, prices and revenues typically decline. In addition, competition in the United States generic pharmaceutical market continues to intensify as the pharmaceutical industry adjusts to increased pressures to contain health care costs. Brand name companies are increasingly selling their products into the generic market directly by acquiring or forming strategic alliances with generic pharmaceutical companies. No regulatory approvals are required for a brand name manufacturer to sell directly or through a third party to the generic market, nor do such manufacturers face any other significant barriers to entry into such market.

     Dependency On Product Development. The Faulding Subsidiaries' future success is largely dependent upon their ability to develop, manufacture and market commercially viable new medical devices, pharmaceutical products and generic versions of off-patent pharmaceutical products. Generally, in order to be marketed commercially, products must be developed and tested. In addition, generic products must be proven to be bioequivalent to the name brand counterpart  or  be  granted  a  waiver  by  the  United  States  Food  and Drug
Administration (the 'FDA') from the need to demonstrate bioequivalence. Injectable products, such as those currently produced by FPR and sold by FPC, are, in most cases, granted such a waiver. Each of these steps, as well as the process taken as a whole, involves significant periods of time and expense. There can be no assurance that any products presently under development, if and when fully developed and tested, will perform in accordance with expectations, that necessary regulatory approvals will be obtained in a timely manner, if at all, or that any of such products can be successfully and profitably produced and marketed.

     Competition and Technological Change. The markets in which the Faulding Subsidiaries do business are highly competitive and subject to rapid technological change. Competitors include major pharmaceutical companies, many of which have considerably greater financial, technical, clinical, marketing and other resources and experience than the Faulding Subsidiaries. The markets in which the Faulding Subsidiaries compete and intend to compete are undergoing, and are expected to continue to undergo, rapid and significant technological change, and the Faulding Subsidiaries expect competition to intensify as technological advances in such fields are made. There can be no assurance that developments by others will not render the products or technologies of the Faulding Subsidiaries obsolete or uncompetitive.

     Governmental Regulation. The Faulding Subsidiaries' operations are subject to extensive regulation by the FDA, the Drug Enforcement Agency and by state and local governmental authorities, which regulate the testing, approval, manufacture, labeling, marketing and sale of pharmaceutical products. The Faulding Subsidiaries devote significant time, effort and expense addressing the extensive government regulations applicable to their businesses, and in general, the trend is towards more stringent regulation. The process of obtaining regulatory approval is rigorous, time consuming and costly. There can be no assurance that the Faulding Subsidiaries will obtain necessary approvals on a timely basis, if at all. Delays in receiving regulatory approvals would adversely affect the Faulding Subsidiaries' ability to market products commercially. Product approvals by the FDA may be withdrawn if compliance with regulatory standards is not maintained or if problems relating to the products are experienced after initial approval. Failure of the Faulding Subsidiaries (or by any of their component source suppliers) to continue to comply with governmental regulations regarding the manufacture, storage and distribution of pharmaceutical products, such as the FDA's Current Good Manufacturing Practices, could result in delays or interruption of the manufacturing or distribution operations of the

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Faulding Subsidiaries' businesses, which could have a material adverse effect on the businesses of such companies.

     Uncertainty Regarding Patents and Proprietary Technology. FMDC's success will be dependent in part on its ability to obtain patent protection for its products, maintain trade secret protection and operate without infringing the proprietary rights of others. FMDC has obtained or is the exclusive licensee under U.S. patents relating to its devices. FMDC has filed, and intends to file, applications for additional patents covering both products and processes as appropriate. There can be no assurance that any patent applications filed by, assigned to, or licensed to FMDC will be granted, that FMDC will develop additional products that are patentable or that any patents issued to or licensed by FMDC will provide FMDC with any competitive advantages or adequate protection for inventions. Moreover, no assurance can be given that any patents issued to FMDC or licensed by FMDC will not be challenged, invalidated or circumvented by others.

     There can be no assurance that issued patents, or patents that may issue, will provide protection against competitive products or otherwise be commercially valuable. The defense and prosecution of patent claims is both costly and time consuming. An adverse outcome could result in significant liabilities to third parties, require disputed rights to be licensed from third parties or require the Faulding Subsidiaries to cease selling or developing certain products.

     The Faulding Subsidiaries also rely on trade secrets and proprietary know-how, which they seek to protect in part by confidentiality agreements with their respective collaborators, employees and consultants. There can be no assurance that these agreements will not be breached, that the Faulding
Subsidiaries will have adequate remedies for any such breach or that the Faulding Subsidiaries' trade secrets will not otherwise become known or be independently developed by competitors.

FMDC

     FMDC, formerly DBL Inc., was organized in 1989 to design, develop and commercialize injectable related disposable devices and injectable drug delivery system devices. These devices are designed to enhance the speed and safety of injectable drug delivery. While FMDC has developed and/or acquired the exclusive license in the United States to commercialize three drug dependent devices and intravenous delivery systems, such products as yet are not commercially available in the United States. While two of such products, which incorporate proprietary devices with shell glass vials pre-filled with an injectable generic drug, have received FDA marketing approval, additional drug-specific approvals for these products are required before sales of these devices filled with a drug can be made. The exclusive rights to such products outside of the United States have been licensed by FMDC to F.H. Faulding pursuant to an agreement dated January 23, 1996. Such agreement provides F.H. Faulding the right to sub-license such technology on a product-by-product basis to its affiliates. In accordance with such agreement, affiliates of F.H. Faulding currently market products utilizing the drug dependent technology in Canada and Portugal. F.H. Faulding and its affiliates are required to purchase the devices from FMDC. To date, revenues received by FMDC as a result of such sales have been minimal.

     FMDC does not currently have any facilities for the production of any of such products, however certain of such products are currently manufactured for FMDC by third parties on a contract manufacturing basis.

     FMDC intends to focus its marketing and sales efforts towards four distinct U.S. healthcare market segments -- hospitals, ambulatory care, long term care and home health services. These segments have been selected because they represent the majority of the injectable drug use in the United States.

FPR

     FPR was organized to acquire the Aguadilla Facility, which is a small volume parenteral product and oral liquid pharmaceutical manufacturing facility located in Aguadilla, Puerto Rico from DuPont Merck. The Aguadilla Facility, which was acquired in April 1995, manufactures ampules and vials of 2 ml to 30 ml containing six generic pharmaceutical products in injectable form, Tridil'r', Intropin'r', Bretylol'r', acetylcysteine, metoclopramide and amikacin. In addition to acquiring the Aguadilla Facility, FPR acquired the intellectual property rights, including the United States trademarks for Tridil'r' and

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Intropin'r', and the rights to market and sell in the United States the majority of such products manufactured at the Aguadilla Facility. The Aguadilla Facility also acts as a contract manufacturer for unrelated pharmaceutical companies.

     The Aguadilla Facility was originally constructed in 1975, and had been operated by DuPont Merck (and its predecessor in interest) since 1986. In March 1995, FPR agreed to acquire the Aguadilla Facility and United States marketing rights to products manufactured at the Facility (with the exception of Brevibloc'r' and cimetidine, which are marketed in the United States by Ohmeda and DuPont Merck, respectively), as well as the intellectual property rights relating to the manufacture of such products, including United States Trademarks for Tridil'r' and Intropin'r'. FPR paid approximately $13.0 million for the Aguadilla Facility and the intellectual property rights described above and, subsequently, through advances by Faulding, has provided additional funding for capital expenditures and expansion of FPR's operations.

     The Aguadilla Facility is comprised of seven buildings, comprising approximately 68,000 square feet. One of such buildings is used for the production of parenteral products, another contains an oral liquid filling facility, another is used for packaging and quality testing laboratories, yet another one houses administrative offices, while the remaining three buildings are for warehousing and storage. The oral liquid filling facility was newly constructed in 1990, and its equipment has yet to be used on a commercial basis. Faulding, however, does not intend to utilize the oral liquid filling facility.

     The Aguadilla Facility is leased from the Port Authority of the Commonwealth of Puerto Rico pursuant to a lease expiring in 2020. The Aguadilla Facility employs approximately 116 full time persons, 26 of whom are administrative and managerial personnel and 90 of whom are in manufacturing and production. FPR believes the Aguadilla Facility is in material compliance with applicable FDA regulations and the U.S. Drug Enforcement Agency requirements for the handling of Schedule II and Schedule III narcotics.

     The products manufactured at the Aguadilla Facility were previously marketed by DuPont Merck, including its Endo Laboratories Division, and by other unaffiliated parties pursuant to its manufacturing agreements. The Aguadilla Facility had not previously maintained, and currently does not maintain an independent sales or marketing staff for the distribution of its products. Accordingly, when the Aguadilla Facility was acquired by FPR in April 1995, Faulding organized a new sales and marketing business, FPC, for the purpose of marketing the products manufactured at the Aguadilla Facility in the United States. See 'Business of the Faulding Subsidiaries -- FPC.' Contemporaneously with its acquisition of the Aguadilla Facility, FPR entered into manufacturing and supply agreements with DuPont Merck pursuant to which FPR agreed to supply the products currently manufactured at the Aguadilla Facility (with the exception of Brevibloc) to DuPont Merck for sales principally outside of the United States for a three year period. In addition, FPR assumed DuPont Merck's contractual obligation to manufacture Brevibloc for Ohmeda, for sale in the United States and various foreign countries.

     Raw materials utilized in the manufacture of products at FPR, such as pharmaceutical chemicals and packaging components are purchased by FPR from a variety of sources. FPR believes that alternative sources of supply are available for each of such raw materials and components should any current source become unavailable.

     FPR, in conjunction with FPC, competes with other manufacturers and marketers of generic injectable pharmaceutical products in their efforts to become the first to develop a generic form of a brand name product for which the patent has expired. Generally, being the first to develop and bring to market a generic form of a pharmaceutical product affords the developer a competitive advantage, at least in the short term, over later entries into the market. To the extent that FPR acts and desires to act in the future as the manufacturer of pharmaceutical products on behalf of unaffiliated third parties as a contract manufacturer, FPR may face competition from other manufacturers of injectable pharmaceutical products seeking such opportunities.

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FPC

     FPC, originally organized as Faulding Hospital Products, Inc., was recently established to perform United States sales and marketing activities for the products produced by FPR at the Aguadilla Facility and for certain of F.H. Faulding's products, including oncological disease treatment products manufactured at F.H. Faulding's Mulgrave, Australia facility. Products currently marketed and sold by FPC are injectable pharmaceutical products. Additional forms of products, however, such as oral solids, may be sold by FPC in the future, particularly if such products contain the same drug as may then be contained in an injectable product sold by FPC or would otherwise be complementary to FPC's then current product portfolio.

     FPC  currently  markets  and sells  eight  products in  the  United States, consisting of six generic injectable products manufactured by FPR, and cytarabine and mitomycin, both generic oncology drugs manufactured by F.H. Faulding. FPC acquired, after December 31, 1995, the right to market in the United States two additional oncology drugs, vincristine and vinblastine, manufactured by F.H. Faulding at Mulgrave, which products are currently marketed by Steris. In addition, as a result of the Licensing Agreement between FPC and F.H. Faulding, FPC may gain the marketing rights to additional injectable products, including certain in the oncological disease treatment area, currently under development by F.H. Faulding or which may be developed by F.H. Faulding in the future. The Licensing Agreement with F.H. Faulding provides for FPC and F.H. Faulding to meet on an ongoing basis to discuss proposed and existing product development activities and the potential viability of the marketing and sale of such products in the United States. The Licensing Agreement also provides FPC with a right of first refusal to market, on an exclusive basis in the United States, any such injectable product developed by F.H. Faulding. The purchase price to be paid by FPC to F.H. Faulding for any such injectable product is to be determined on a product by product basis, predicated upon pricing mechanisms which take into consideration factors such as production costs and market prices for such products.

     FPC's sales and marketing efforts are targeted at hospital buying groups, HMO's and other managed care and institutional purchasers of injectable pharmaceutical products, such as clinics and nursing homes, through six full time salespersons. FPC's products are currently sold to approximately 240 end customers. Product is delivered to such customers, primarily through diverse wholesalers. FPC's headquarters consist of approximately 1,100 square feet of office space in Dana Point, California which it occupies pursuant to a one year lease expiring in April 1996.

     FPC competes primarily with many large generic pharmaceutical manufacturers, including Abbott Laboratories, and with other generic drug suppliers, such as Gensia, some of which are associated with major pharmaceutical companies which also market oral solid generic products or branded products. In addition to pricing policies and practices, breadth of product lines and strength in a given therapeutic category are also competitive factors.

                              BUSINESS OF PUREPAC

INTRODUCTION

     The Company was incorporated in Delaware on September 2, 1982. On November 2, 1992, the Company's name was changed from Moleculon, Inc. to Purepac, Inc.

     The Company, through Purepac Pharmaceutical Co. ('Purepac Pharmaceutical'), a wholly-owned subsidiary, is primarily engaged in the development, manufacture and sale of generic oral drug products. As used herein, all references to the Company are deemed to include Purepac Pharmaceutical, unless the context indicates to the contrary.

     A generic drug contains active drug substances and is the therapeutic equivalent of a brand name drug for which patent protection, granted by the United States Patent Office and/or exclusivity granted by the FDA, has expired. Accordingly, a generic drug is marketed under its chemical name or under a brand name promoted by its generic manufacturer. While subject to the same government standards as its brand name equivalent, a generic drug is usually marketed at a substantially lower price.

     Sales of generic drugs have increased significantly in recent years, due in substantial part to greater awareness and acceptance of generic drugs by physicians, pharmacists and the general public. Among

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the factors contributing to  such increased awareness  and acceptance have  been the enactment and modification of laws in most states permitting (or in some instances requiring) physicians or pharmacists to substitute generic drugs for brand name drugs, and the publication by the FDA of a list of therapeutically equivalent drugs which provides physicians and pharmacists with the approved sources of generic drug alternatives for each drug product. In addition, since generic drugs are typically sold at prices substantially below those of brand name drugs, the prescribing of generic drugs has been encouraged and, in some instances, required by various government agencies and by private health insurers as a cost-saving measure in the purchase of, or reimbursement for, drug products.

PRODUCTS

     The Company markets both prescription drugs and non-prescription drugs, also called over-the-counter ('OTC'), in oral solid (tablet and capsule), oral liquid and topical dosage forms. In accordance with FDA requirements, each dosage strength and form of a generic drug is considered a separate drug product. Consequently, classification of the Company's generic drug products and their number can be generally summarized as follows: antibiotic and anti-infective drugs (6); cardiovascular drugs (30); anti-inflammatories (12); analgesics (10); anti-depressants and tranquilizers (34); and all others (16).

     Sales of generic prescription drug products equaled 99% of the Company's revenue for the years ended June 30, 1995 and 1994, compared with 98% for the year ended June 30, 1993. The sale of OTC drugs accounted for the balance of the Company's revenue in each of such years. A majority of the Company's products is sold under its 'Purepac' label and the balance is sold under private label agreements with certain pharmaceutical distributors.

     Nifedipine, the generic version of Pfizer's 'PROCARDIA' cardiovascular product, accounted for 12%, 13%, and 30% of the Company's generic prescription drug product revenue for its years ended June 30, 1995, 1994 and 1993, respectively and 8% for the three months ended September 30, 1995. In 1992 and later years, additional companies received approval from the FDA to sell nifedipine and entered the market. It is typical in the generic drug industry for the first companies selling a new generic product initially to have a relatively high profit margin, which then decreases as selling prices decline when more companies enter the market. Consequently, such competition has continued to erode the Company's gross profit from nifedipine sales, thereby adversely impacting the Company's net income. In August 1995, the National Heart, Lung and Blood Institute issued a warning regarding large doses of the short-acting form of nifedipine. Not all of the Company's nifedipine products are of the dosage which was the subject of the warning. In addition, the results and conclusions of the studies upon which such warning was based have been challenged by some members of the pharmaceutical and medical community. Accordingly, management is currently unable to determine the effects, if any, that such warning or that the findings of the reports upon which such warning was issued, will have upon the Company's levels of sales of nifedipine products.

NEW PRODUCT DEVELOPMENT

     Research and development expenses for the years ended June 30, 1995, 1994 and 1993 amounted to $6,741,000, $6,797,000, and $5,944,000, respectively.
During the year ended June 30, 1995, the Company's new product development program remained focused on AB-rated (substitutable) generic equivalents to a number of immediate-release and modified-release solid oral prescription products. As of November 30, 1995, the Company had 19 immediate-release and modified-release solid oral prescription products in various stages of product development. Of those, five are in biostudy, one has completed the final formulation development phase and is awaiting test batch manufacture; six are in the formulation development stage; four are in the induction phase and three are undergoing feasibility assessment. No assurances can be given as to the date of introduction into the marketplace of such products or the extent to which any of such introductions would generate significant revenues for the Company.

     During its fiscal year ended June 30, 1995, the Company received FDA approval for three new immediate-release generic drug products; gemfibrozil tablets, metoprolol tartrate tablets and naproxen sodium tablets. During its 1995 fiscal year, the Company also filed two new ANDAs and, at June 30,

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1995, had five  ANDAs pending  approval. No  assurance can  be given  as to  the receipt or timing of ANDA approvals and the commercial significance of any products so approved. The proposed acquisition of the Faulding Subsidiaries would also add four products awaiting FDA approval. See 'Businesses of the Faulding Subsidiaries.'

MARKETING AND CUSTOMERS

     The Company markets its products primarily through a sales force of 11 employees.

     The Company's customers include drug wholesalers, national and regional retail drugstore chains and drug distributors. At June 30, 1995, the Company had approximately 150 customers. For the fiscal year ended June 30, 1995, Walgreens and Bergen Brunswig each accounted for 10% or more of sales. The Company believes that the loss of either or both of these customers, neither of which has any affiliation with the Company or any other member of the Faulding Group, could have a material impact on the Company's financial position, operations and cash flow. For the year ended June 30, 1994, Walgreens and McKesson Drugs each accounted for 10% or more of sales. No customer accounted for 10% of the Company's sales in the year ended June 30, 1993.

     The backlog of firm orders at June 30, 1995 was $1,050,000, compared with $3,904,000 at June 30, 1994, and $6,830,000 at June 30, 1993. The Company does not believe that its backlog is material to an understanding of its historical and prospective operations since annual fluctuations are primarily attributable to unpredictable timing differences in the receipt of product orders. The Company anticipates that it will fill all of its June 30, 1995 backlog during its year ending June 30, 1996. Seasonality is not a factor in the Company's business.

MANUFACTURING AND SOURCES OF SUPPLY

     The Company manufactures and packages more than 90% of its products (measured as a percentage of revenue) in its own manufacturing facilities. The balance of the Company's products are manufactured to its specifications by a number of outside contractors. Alternative contract manufacturing sources are available.

     Raw materials essential to the conduct of the Company's business are pharmaceutical chemicals and packaging components which the Company purchases in bulk from a variety of sources. Historically, the Company has not experienced any significant difficulty in obtaining the raw materials it requires. If raw materials from a current supplier were to become unavailable, approval for a replacement supplier would have to be sought from the FDA. The FDA approval process could cause a delay of six months or longer in the manufacture of a product so impacted.

ENVIRONMENTAL MATTERS

     The Company's operations require it to comply with a broad variety of laws, statutes and regulations which are intended to protect both the environment and the industrial workplace including, among others, the Federal Clean Water Act, Clean Air Act, Resources Conservation and Recovery Act, Emergency Planning and Community Right to Know Act, Comprehensive Environmental Response, Compensation and Liability Act and the Occupational and Safety Health Act, as well as their state and local equivalents, if any.

     The Company believes that it is currently in substantial compliance with all federal, state and local environmental laws and regulations applicable to its business as now conducted.

     During the years ended June 30, 1995, 1994 and 1993, the Company expended $30,000, $15,000 and $579,000, respectively, for environmental control equipment in connection with the expansion of its manufacturing facilities. Capital expenditures for environmental control equipment for the year ending June 30, 1996 are estimated to be less than $100,000.

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COMPETITION

     The Company competes with a number of other significant generic pharmaceutical companies in a highly competitive and fragmented segment of the health-care industry. In addition, many of the brand name companies with substantially greater financial resources for research, development and marketing are entering the generic market.

     Principal competitive factors in the generic drug market include regulatory compliance, price, customer service (including prompt fulfillment of orders) and the ability to introduce generic versions of brand name drugs promptly after the date of patent expiration granted by the United States Patent Office and/or exclusivity granted by the FDA.

GOVERNMENT REGULATION

     Pharmaceutical manufacturers are subject to extensive regulation by the FDA and other government agencies and authorities. Various federal laws and regulations govern the testing, manufacturing, safety, labeling, packaging, storage, pricing, advertising and promotion of the Company's generic drug products. Failure to comply with such laws and regulations may result in the imposition of fines, recall and/or seizure of products, suspension of manufacturing and FDA refusal to approve new drug applications.

REGULATORY APPROVAL PROCESS

     The Company's product line primarily consists of generic drug products which contain the same active ingredient as the innovator (brand name) product. The dosage form, route of administration and strength must be the same as the innovator's product which was previously approved by the FDA under a full New Drug Application ('NDA') and includes the results of clinical trials that demonstrate safety and efficacy.

     Each generic drug product is subject to prior FDA approval through the submission of an ANDA or an AADA (Abbreviated Antibiotic Drug Application). An ANDA or AADA must contain essentially the same information as a full NDA, with the exception of safety and efficacy data. Since a generic drug product contains the same active ingredient in the same amount as the innovator product, it is assumed to have the same safety and efficacy profile. Among other matters addressed in the FDA review process, a generic product must be bioequivalent to the innovator product referenced in the application. This means that the drug product must demonstrate the same rate and extent of systemic absorption. An in-vivo bioavailability study is conducted in healthy human subjects to meet this requirement. In addition, the generic product must meet appropriate in-vitro (dissolution) criteria. Quality Control testing is conducted to ensure that the product meets compendia (United States Pharmacopeia) standards and in-house specifications, as applicable.

RECENT TRENDS IN FDA PROCEDURES

     The FDA has placed greater emphasis on the filing by all generic drug product manufacturers, including the Company, of complete ANDAs and has enunciated its position that it will not accept any application that does not contain all necessary information as specified in the FDA's current guidelines. In addition, the FDA has imposed more stringent requirements on various aspects of the product development process, the need for development of new procedures and increased documentation, all of which potentially extend the time to file ANDAs.

     Another major component of the FDA's review process, applicable to all generic drug manufacturers, is the product specific pre-approval inspection in which the FDA focuses on the development of the drug product, the manufacture of exhibit batches and the applicant's capability to manufacture that product in accordance with the methods and specifications defined in the ANDA. This manner of inspection may also potentially lengthen the approval time for ANDAs.

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GOOD MANUFACTURING PRACTICES

     As a manufacturer of pharmaceutical products, the Company is also subject to current Goods Manufacturing Practices ('cGMP') standards promulgated by the FDA. Failure to comply with such standards may result in, among other actions, the suspension of production and possibly the seizure of non-complying products.

THE MEDICAID PRUDENT PHARMACEUTICAL PURCHASING ACT OF 1991

     This legislation, which became effective January 1, 1991, requires all generic pharmaceutical manufacturers to pay a rebate, equal to 10% of the manufacturer's average net selling price, for each prescription of its products reimbursed by the states under Medicaid. As of January 1, 1994, the rebate percent increased to 11%.

PROPOSED HEALTH CARE REGULATION

     Numerous proposals for health-care regulation and reform have recently been proposed at both the federal and state levels. These proposals, generally, seek to reduce the cost of health care and increase its availability and efficiency. It cannot be determined at this time which, if any, of such proposals will be enacted and, to the extent enacted, what effect such proposals will have on the price, distribution and marketing of pharmaceutical products, including those of the Company.

EMPLOYEES

     At September 30, 1995, the Company employed 320 full-time employees. Of these, 38 were executive and administrative personnel. Personnel primarily engaged in research, product development and regulatory activities totaled 70. Marketing and sales personnel totaled 25. Production and distribution personnel totaled 135, while quality assurance and quality control personnel totaled 52. Collective bargaining agreements between the Company and Locals 575 and 815 of the International Brotherhood of Teamsters expiring in January 1997 and January 1996, respectively, covered 110 employees as of September 30, 1995. The Company has not experienced a material work stoppage in the past five years and believes that its current labor relations are satisfactory.

PROPERTIES

     The Company's executive offices, as well as research, production, principal warehouse and distribution facilities, are housed in a 245,000 square foot facility with two adjoining acres of parking space in Elizabeth, New Jersey. In addition, the Company leases a 13,000 square foot distribution center in Sparks, Nevada and a 38,000 square foot warehouse and office building in Linden, NJ.

     The Company believes that its facilities will be sufficient to satisfy its anticipated needs for the proximate future.

LITIGATION

     On December 20, 1994, an action was commenced against the Company and two officers of the Company in the United States District Court for the District of New Jersey entitled Dechter vs. Purepac, Inc., Robert H. Bur and Russell J. Reardon, 94 Civ. 6195. The complaint, which purported to be a class action on behalf of purchasers of Purepac, Inc. common stock, asserted, among other things, violations of Section 10(b) of the Securities Exchange Act of 1934 and certain common law claims.

     The Company believed the allegations in the Complaint to be entirely without merit, and filed a motion to dismiss the Complaint in March 1995. A hearing before the Court was held on the Company's motion to dismiss on Monday, September 11, 1995. At that hearing, the Court granted the Company's motion, and dismissed the Complaint in its entirety, finding that the Complaint failed to allege any actual violation of the U.S. securities laws on the part of Purepac, Inc. or its senior executives.

     Pursuant to the court's decision, the plaintiffs had the opportunity to consider filing a motion with the court for permission to submit a proposed amended complaint to address the deficiencies that led to the court's dismissal of the current action. The plaintiffs elected not to file such a motion, thereby terminating such litigation.

     On or about June 9, 1995, an action was commenced against the Company in the United States District Court for the District of Delaware entitled Merck & Co., Inc. v. Purepac Pharmaceutical Co. Case No. 95-495. The Complaint alleges that the Company's recent submission of an ANDA to the FDA for approval of generic drug product developed by the Company which would be the Company's generic version of a branded drug manufactured by Merck constituted an act of infringement on certain patents owned by Merck with respect to such product as listed in the FDA's Orange Book of Approved Drug Products with Therapeutic Equivalence Evaluations (15th ed. 1995).

     The Complaint alleges that the Company has represented and certified to the FDA that its proposed generic product is 'bioequivalent' to Merck's branded product, and that by virtue of this representation, Purepac would be able to rely on Merck's safety and efficacy data for such product rather than having to conduct its own safety and efficacy studies for submission to the FDA. The Complaint further alleges that Purepac has informed Merck that its proposed generic drug product will not infringe on the listed patents owned by Merck with respect to Merck's product on the grounds that the Company's generic product does not contain all of the elements of the claims of the listed Merck patents with respect to Merck's products. In the Complaint, Merck disputes the Company's assertion of non-infringement, and seeks, among other things, (a) a judgment that the Company's proposed generic product is covered by Merck's patents, (b) an order delaying any FDA approval of the Company's ANDA until the expiration of Merck's patents, (c) an order enjoining the Company from the commercial manufacture or sale of any product that infringes on Merck's patents with respect to Merck's product, and (d) alternatively, an order requiring the Company to make further disclosure to the FDA regarding the bioequivalence of its proposed product. Further, the Complaint also seeks money damages in an unspecified amount in the event that the Company manufactures, uses or sells any product found to infringe Merck's patents.

     The Company is involved in litigation incidental to the conduct of its business, in addition to the above matters, and does not believe that the ultimate adverse resolutions of any, or all, thereof would have a material adverse effect on its financial position, results of operations or cash flows.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the year ended June 30, 1995, Purepac paid F.H. Faulding $734,000 for merchandise purchases and $918,000 for research and development services. Purepac paid Faulding Services $225,000 for business development consultancy services pursuant to a consultancy agreement described below. During the year ended June 30, 1995, F.H. Faulding paid Purepac $1,919,000 for materials and services related to research and development projects.

     During the year ended June 30, 1994, Purepac paid F.H. Faulding $2,536,000 for merchandise purchases, $1,007,000 for research and development services and paid Faulding Services $127,000 for business development consultancy services. Purepac also paid Faulding Services $623,000 for engineering and consulting services related to the construction of a manufacturing suite to accommodate modified-release pharmaceutical products.

     During the year ended June 30, 1994, F.H. Faulding paid Purepac $486,000 for materials and services related to research and development projects and $200,000 for acquisition of Purepac's Poroplastic'r' technology.

     Included in other assets at June 30, 1995 and 1994 is $2,903,000 paid by Purepac to F.H. Faulding in June 1992 to acquire the proprietary technology, including the scientific information and expertise, processes and procedures, for the manufacture and sale of the generic version of certain modified-release pharmaceutical products. The acquired technology is restricted to use on an exclusive basis, in the United States of America and its territories. Purepac plans to amortize the cost of acquiring the technology over its then-estimated useful life.

     Purepac also entered into an agreement with F.H. Faulding as of December 5, 1992, pursuant to which Purepac agreed to provide services to F.H. Faulding for the tableting of pellets and micropellets on a time and materials basis. During the year ended June 30, 1995, no related services were provided by Purepac to Faulding.

     In addition, Purepac and F.H. Faulding entered into a three-year agreement, also dated as of December 5, 1992, which is automatically renewable for successive two-year periods, pursuant to which F.H. Faulding granted Purepac a non-exclusive license to import, distribute and market a modified release erythromycin product in the United States.

     On January 1, 1993, Purepac and Faulding Services entered into a consulting agreement which terminates on December 31, 1995, pursuant to which Purepac retained Faulding Services to serve as a business development consultant and advisor on a non-exclusive basis.

     On August 1, 1993, Purepac entered into a ten year agreement with Faulding Services to manufacture a specific product utilizing Faulding Services' technology, processes and manufacturing methods. The parties amended this agreement in December 1994 to resolve certain inconsistencies between it and a supply and distribution agreement (the 'Distribution Agreement') that Faulding Services had executed contemporaneously therewith, pursuant to which Faulding Services had granted to an unrelated third party the exclusive right, in the United States and its territories, to distribute the product manufactured by Purepac. In addition, on June 27, 1995 the Company and Faulding Services entered into a Services Agreement pursuant to which Purepac agreed to provide certain services, on Faulding Services' behalf, that Faulding Services had committed to provide, or arranged to provide, under the Distribution Agreement. Under these three related agreements with Faulding Services, Purepac's obligation to provide manufacturing services commences upon Faulding Services' obtaining, at its sole cost, the necessary approvals from the appropriate regulatory authorities to permit the sale of the product.

     On March 15, 1995, Purepac and F.H. Faulding entered into a three-year non-exclusive license agreement for Purepac to import and distribute a certain modified delayed release doxycycline product in the United States, in exchange for $70,000 and ongoing purchase payments for the product, as set forth in the agreement.

     Purepac and F.H. Faulding entered into two agreements as of June 26, 1995. In one, Faulding granted to Purepac an exclusive ten-year license to utilize certain technology to complete development of a modified release product and to manufacture and sell such product in the United States in exchange for (a) Purepac's reimbursement to F.H. Faulding of all of its costs in connection with the development of the technology up until the transfer of the technology to Purepac, (b) a technology transfer fee of $250,000, and (c) certain royalty payments set forth in the agreement.

     The other agreement entered into as of June 26, 1995 is a ten-year Co-development, Supply and Licensing Agreement whereby F.H. Faulding agrees to develop and deliver a certain component pellet of a sustained-release product for Purepac's use in Purepac's development, manufacture and distribution of such product in the United States. Under this agreement, F.H. Faulding will supply Purepac with pellets at a price set forth in the agreement. If the parties later concur that Purepac should manufacture the pellets, F.H. Faulding has agreed to grant Purepac an exclusive license to the pellet technology for the remainder of the term of the agreement (currently proposed as a ten-year term with successive automatic two-year renewal terms). In such case, Purepac will pay F.H. Faulding a technology transfer fee of $250,000 and ongoing royalty payments as set forth in the agreement.

     As of June 26, 1995, Purepac also entered into a one-year Services Agreement with FPC for Purepac to provide certain customer support, warehousing, information/accounting functions and quality assurance services. In addition, FPC will pay Purepac for any direct costs that Purepac incurs in providing such services.

     Purepac believes that the terms of the foregoing agreements are at least as favorable as those it could have obtained in comparable nonaffiliated third party transactions.

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative stockholder return on the Company's Common Stock against the cumulative total return of the NASDAQ Industrial Index and the NASDAQ Pharmaceutical Index for the Company's fiscal years ended June 30, 1995, June 30, 1994, June 30, 1993, June 30, 1992, and June 30, 1991, respectively.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                              AMONG PUREPAC, INC.,
                 THE NASDAQ UNITED STATES INDEX AND THE NASDAQ
                              PHARMACEUTICAL INDEX
                               [PERFORMANCE GRAPH]

                                        6/90    6/91    6/92    6/93    6/94    6/95
                                        ----    ----    ----    ----    ----    ----

Purepac, Inc.                            100     405    1038     705     610     762
NASDAQ United States                     100     106     127     160     162     215
NASDAQ Pharmaceutical                    100     159     199     176     146     196

-----------
 *  $100 Invested on 11/30/89 in Stock or Index

                         EXECUTIVE OFFICERS OF PUREPAC

     Set forth below is certain information with respect to Purepac's executive officers.

     Richard F. Moldin, age 48, was appointed President and Chief Executive Officer of the Company and President of Purepac on July 17, 1995 and was appointed to serve as a director and acting Chief Operating Officer of the Company on July 24, 1995 upon Robert H. Bur's resignation from such positions. See 'Election of Directors -- Information Concerning Nominees' for additional biographical information with respect to Mr. Moldin.

     Lee H. Craker, age 40, was appointed Chief Financial Officer of the Company on May 26, 1995. Mr. Craker has held various positions with F. H. Faulding, or certain of its affiliates, dating from his initial employment by F.H. Faulding in 1973. From May 1985 to May 1990 he served as Finance and Administration Manager of David Bull Laboratories Pty. Ltd., a wholly owned subsidiary of F.H. Faulding. From May 1990 to June 1994, he was Finance and Administration Manager of the Faulding Pharma Group and from July 1994 until joining the Company in May 1995, he was Finance and Administration Manager of Faulding Services.

     Garth Boehm, Ph.D., age 45, joined the Company as Vice President -- Scientific Affairs in April 1990 and was elected Executive Vice President in October 1991. He was Deputy Research Director of Faulding Pharmaceuticals, a division of F.H. Faulding, from July 1989 to April 1990. From 1985 to June 1989, he held senior management positions at Enterovax Limited, a joint venture of F.H. Faulding, the University of Adelaide and the Australian Industry Development Corporation. Prior thereto and from 1981, he was Development Scientist of the R&D Division of F.H. Faulding.

     The executive officers and directors of Purepac prior to the consummation of the Faulding Transaction will continue as such after such consummation.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION

     Set forth below is the aggregate compensation for services rendered in all capacities to the Company during its fiscal years ended June 30, 1995, 1994 and 1993 by each of its executive officers who served as executive officers on June 30, 1995 and whose compensation exceeded $100,000 during its fiscal year ended June 30, 1995:

                           SUMMARY COMPENSATION TABLE

                                                                                        ANNUAL COMPENSATION
                                                                                -----------------------------------
                             NAME AND                                 FISCAL                           OTHER ANNUAL
                        PRINCIPAL POSITION                             YEAR      SALARY      BONUS     COMPENSATION
-------------------------------------------------------------------   ------    --------    -------    ------------

Michael R.D. Ashton(1) ............................................     1995      (1)         (1)            (2)
  Chief Executive Officer and President                                 1994      (1)         (1)            (2)
                                                                        1993      (1)         (1)            (2)
Robert H. Bur(3) ..................................................     1995    $222,153    $     0          (2)
  Chief Operating Officer                                               1994    $195,356    $60,120          (2)
                                                                        1993    $148,000    $48,000          (2)
Garth Boehm .......................................................     1995    $160,814    $ 7,450          (2)
  Executive Vice President                                              1994    $156,344    $29,930          (2)
                                                                        1993    $143,108    $35,000          (2)
Russell J. Reardon(4) .............................................     1995    $135,992    $ 6,650          (2)
  Vice President of Administration                                      1994    $128,214    $34,020          (2)
                                                                        1993    $120,002    $35,000          (2)

------------

(1) Michael R.D. Ashton served as President and Chief Executive Officer of the Company from January 25, 1995 until his resignation, effective July 17, 1995. Mr. Ashton previously served from April 1989 to January 1, 1993, as Chief Executive Officer of the Company. During the fiscal year ended June 30, 1995 and the six-month period ended January 1, 1993, Mr. Ashton, who also served

                                              (footnotes continued on next page)

(footnotes continued from previous page) as Chairman and Chief Executive Officer of Faulding Services, Faulding and FMDC, was compensated by Faulding Services. Purepac and Faulding Services are parties to a Consulting Agreement pursuant to which Faulding Services renders business consultancy services, including the services of Mr. Ashton, to Purepac. See 'Certain Relationships and Related Transactions.'

(2) Such amounts for each of the named executive officers listed in the Summary Compensation Table are less than 10% of the total annual salary and bonus reported for each such executive officer.

(3) Robert H. Bur served as the Company's president and CEO until his resignation from such offices in January 1995. He resigned his position of Chief Operating Officer of the Company on July 24, 1995.

(4) Mr. Reardon resigned on October 11, 1995.

STOCK OPTIONS AND BONUS PLANS

     The Company's 1994 Stock Option Plan (the '1994 Plan') was adopted by the Purepac Board on August 16, 1994 and by a majority in interest of the stockholders of the Company on October 18, 1994. The 1994 Plan provides for the granting of up to 1,000,000 options which are intended to qualify either as incentive stock options ('Incentive Stock Options') within the meaning of
Section 422 of the Internal Revenue Code of 1986 or as options which are not intended to meet the requirements of such section ('Nonstatutory Stock Options'). The total number of shares of Purepac Common Stock reserved for issuance under the 1994 Plan is 1,000,000. Options to purchase shares may be granted under the 1994 Plan to persons who, in the case of Incentive Stock Options, are employees (including officers) of the Company, or, in the case of Nonstatutory Stock Options, are employees (including officers) or non-employee directors of the Company.

     The 1994 Plan is administered by a committee appointed by the Board of Directors, which has discretionary authority, subject to certain restrictions, to determine the number of shares issued pursuant to Incentive Stock Options and Nonstatutory Stock Options and the individuals to whom, the time at which, and the exercise price for which options will be granted.

     The exercise price of all Incentive Stock Options granted under the 1994 Plan must be at least equal to the fair market value of such shares on the date of the grant or, in the case of Incentive Stock Options granted to the holder of more than ten percent of Purepac's Common Stock, at least 110% of the fair market value of such shares on the date of the grant. The maximum exercise period for which Incentive Stock Options may be granted is ten years from the date of grant (five years in the case of an individual owning more than 10% of the Purepac's Common Stock). The aggregated fair market value (determined at the date of the option grant) of shares with respect to which Incentive Stock Options are exercisable for the first time by the holder of the options during any calendar year shall not exceed $100,000.

     None of the executive officers of the Company named in the Summary Compensation Table holds options to purchase shares of Purepac's Common Stock. Upon commencing employment as the Company's Chief Executive Officer and President, Richard F. Moldin, who currently is also the acting Chief Operating Officer of the Company, a director of the Company, and President of Purepac Pharmaceutical Co., was granted an Incentive Stock Option under the 1994 Plan to purchase 49,382 shares of the Company's Common Stock and non-statutory stock options to acquire 100,618 shares of Purepac Common Stock in each case exercisable at $10.125 per share. His option is not currently exercisable.

1991 RESTRICTED STOCK INCENTIVE PLAN

     The Company's 1991 Restricted Stock Incentive Plan (the '1991 Plan') was adopted by the Board of Directors on November 25, 1991 and ratified by a majority in interest of the stockholders of the Company on October 21, 1992. The stated intent of the 1991 Plan is to induce persons of outstanding ability and potential to join and remain with the Company and to enable key employees, who make substantial contribution to the Company, to acquire proprietary equity interests in the Company.

     The Board of Directors chooses the Committee, whose members are ineligible to receive stock awards under the 1991 Plan, to administer the Plan. The Committee determines the employees to whom awards of Common Stock will be granted and the amount, size and terms of each such award.

     A total of 465,000 shares of Purepac Common Stock were reserved for issuance under the 1991 Plan, of which aggregate grants of 275,000 and 50,000 were awarded in November 1991 and March 1993, respectively, at the respective values of $8.125 and $13.8125, being the respective market value thereof on the date of the grant. During the year ended June 30, 1995, due to two resignations, grants totaling 10,500 shares were terminated. During the year ended June 30, 1995, the Company issued 71,125 shares of Common Stock to employees pursuant to the 1991 Plan.

AGREEMENTS WITH OFFICERS

     Michael R.D. Ashton had served as President and Chief Executive Officer of Purepac from April 1989 to January 1993 and from January 1995 to July 1995. Mr. Ashton has entered into a consulting agreement with Purepac and F.H. Faulding pursuant to which Mr. Ashton will provide certain consulting services to such companies. Pursuant to such agreement, Purepac has paid an aggregate of $150,000 of the compensation payable to Mr. Ashton. All other compensation under such agreement is the responsibility of affiliates of F.H. Faulding.

     On July 24, 1995 the Company entered into an agreement with Robert H. Bur, the Company's Chief Operating Officer, under which the Company has agreed to pay Mr. Bur severance equal to approximately one year's salary, plus his accrued vacation, in twelve monthly payments. The Company has also agreed to continue Mr. Bur's medical and dental plan coverage for a period ending on the earlier of twelve months after the date of the agreement or Mr. Bur's enrollment in another medical plan, and to permit Mr. Bur to have continued use of a Company car until October 24, 1995.

PENSION PLAN

     The Company maintains a defined benefit pension plan, fully paid for by the Company, for the benefit of eligible employees. All non-union employees become eligible for participation in the pension plan on January 1 or July 1, as applicable, following completion of one year of service. 159 persons were participants in the pension plan as of June 30, 1995.

     A participant in the Company's pension plan will receive retirement income based on .91% of his final average annual compensation, defined in the pension plan as including salary, bonuses, overtime and commissions, plus .52% of his final average annual compensation in excess of Social Security covered compensation, multiplied by years of credited service up to 35 years. Years of service for benefit accrual purposes are only after January 1, 1976. Final average compensation is defined in the pension plan as the average of a participant's total compensation received during the highest paid five consecutive plan years during the last 10 consecutive plan years immediately prior to retirement. A participant is 100% vested in his accrued pension benefit after five years of service as defined in the plan. The vested benefit of many participants employed prior to October 31, 1989, are provided through both the Purepac Plan and the Solvay Group Pension Plan, the predecessor company's plan.

     The following table indicates the estimated annual plan benefits payable upon retirement as of June 30, 1995 at age sixty-five after fifteen, twenty, twenty-five, thirty and thirty-five years of credited service to the Company:

                               PENSION PLAN TABLE

                                                                          BENEFIT AT YEARS OF SERVICE
                          AVERAGE                             ---------------------------------------------------
                       COMPENSATION                             15         20         25         30         35
-----------------------------------------------------------   -------    -------    -------    -------    -------

 $125,000..................................................   $24,916    $33,222    $41,527    $49,832    $58,138
  150,000..................................................    30,279     40,372     50,464     60,557     70,650
  175,000..................................................    30,279     40,372     50,464     60,557     70,650
  200,000..................................................    30,279     40,372     50,464     60,557     70,650
  225,000..................................................    30,279     40,372     50,464     60,557     70,650
  250,000..................................................    30,279     40,372     50,464     60,557     70,650
  300,000..................................................    30,279     40,372     50,464     60,557     70,650
  350,000..................................................    30,279     40,372     50.464     60,557     70,650
  400,000..................................................    30,279     40,372     50,464     60,557     70,650
  450,000..................................................    30,279     40,372     50,464     60,557     70,650
  500,000..................................................    30,279     40,372     50,464     60,557     70,650

     At June 30, 1995, the credited years of service under the pension plan for Messrs. Ashton, Bur and Reardon were five, fifteen and four, respectively. Dr. Boehm is not a participant in the pension plan.

SAVINGS PLAN

     The Company has a savings plan, implemented as of January 1, 1990, covering all non-union employees of the Company and its subsidiaries. Under the savings plan, employees may defer up to 15% of their salary, to a maximum of $9,240 per annum. The Company makes an annual matching contribution equal to 50% of an employee's contribution, not exceeding 6% of the employee's salary. Matching contributions are vested at the rate of 20% per annum commencing upon one year's participation in the savings plan. All vested amounts in a participant's account, including earnings, may be distributed only following hardship, retirement, death, permanent or total disability or termination of employment.

     For the three-year period ended June 30, 1995, the Company had contributed an aggregate of $628,367 to the savings plan (net of forfeitures of non-vested amounts), for the respective accounts of 153 participants. Of such $628,367, an aggregate of $35,250 has been credited to the accounts of all current executive officers as a group, being $14,798, $6,847, and $13,605 for the respective accounts of Mr. Bur, Dr. Boehm and Mr. Reardon.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL COMPENSATION POLICIES

     The Company's Compensation Committee (the 'Committee') is responsible for establishing, approving and administering the policies which govern annual executive salary levels, increases/adjustments, incentive payments the award of stock grants under the Company's 1991 Restricted Stock Incentive Plan and the award of stock options under the Company's 1994 Stock Option Plan. The Committee is composed of three members, all of whom are non-employee directors. See 'Compensation Committee Interlocks and Insider Participation.'

     In setting salary levels, providing incentives and granting stock and option incentives, the objectives of the Committee are to encourage profitable growth of the Company in a mutuality of interest between the Company's executives and stockholders and to balance competitive pay with the Company's overall performance. Specifically, the Committee attempts to provide levels of compensation to the President/Chief Executive Officer and the Company's other executive officers which reflect the contribution of such executives to the Company's growth in sales, earnings and market share, the development of stockholder value as reflected in the increase in the Company's stock price and the implementation of corporate strategies consistent with the growth of the Company.

     Growth in earnings is a significant factor in determining compensation. In addition, contribution to the development of new product opportunities, the progress of bioavailability and other studies and of development activities required to bring products to market and the successful marketing of the Company's primary products are evaluated in setting compensation policy. As well, to assure the Company's ability to attract, motivate and retain talented executives, the Committee attempts to keep the Company's levels of executive compensation competitive with that of other health care companies of comparable size and performance.

PRESIDENT/CHIEF EXECUTIVE OFFICER AND EXECUTIVE OFFICERS COMPENSATION

     The Company's executive compensation program consists of three key components: base salary, a cash incentive scheme and long term incentives through the awards of restricted stock grants and stock options. The incentive payments have two performance components: (a) a financial budget achievement target based on net profit before taxes and (b) achievement of specific job-related objectives. The underlying principle for the design and implementation of the Company's incentive scheme is based on the concept that the Company commit in advance to predetermined annual levels of performance. Actual results achieved are measured against that commitment.

     The Company's long term incentives to date have been in the form of restricted stock and stock option grants. The object of this program has been to advance the longer term interest of the Company and its stockholders. Equity compensation is an important element of the performance-based compensation of the executive officers and helps to ensure that management's interests remain closely aligned with those of the Company's stockholders. The Committee is of the view that restricted stock awards and stock option grants provide the Company's key employees an opportunity for increased equity ownership and help to create an incentive to remain with the Company for the long term, since the grants vest over a four to six year period.

     Prior to the last six months of the fiscal year ended June 30, 1995, the compensation of the Company's President and Chief Executive Officer has
reflected the Committee's assessment of the Company's overall financial performance and of his leadership in strengthening the position of the Company. Robert H. Bur was President and Chief Executive Officer of the Company until his resignation from such positions in January 1995. He remained as the Company's Chief Operating Officer until July 24, 1995.

     Mr. Bur's compensation package for the fiscal year ended June 30, 1995 was established in July 1994. He was granted a base salary of $215,000. He was also awarded a cash incentive award of $60,120 in September 1994 in respect of work he had performed for the fiscal year ended June 30, 1994. Mr. Bur's leadership contribution to the implementation of the Company's programs during the fiscal year ended June 30, 1994 was the primary criterion used in determining his compensation package.

     In January 1995, Michael R.D. Ashton was appointed President and Chief Executive Officer of the Company. His yearly salary as President of Faulding Services had already been established by the directors of Faulding and was not altered upon his acceptance of his additional responsibilities as President and CEO of the Company. During the period from his appointment in January 1995 through the end of 1995, Faulding Services paid Mr. Ashton's compensation. Purepac and Faulding Services are parties to a Consulting Agreement dated January 1, 1993 pursuant to which Faulding Services provides consulting services to Purepac, including, among other services, the services of Mr. Ashton.

     On July 17, 1995, the Company appointed Richard F. Moldin as President and Chief Executive Officer of the Company. It is contemplated that his continued compensation will reflect the performance-based factors used by the Company in previous financial years.

$1,000,000 LIMIT ON TAX DEDUCTIBLE COMPENSATION

     As part of the Omnibus Budget Reconciliation Act passed by Congress in 1993, a new limit has been created for the deductibility of compensation paid to certain officers. These officers are the Chief

Executive Officer and the next four most highly compensated officers in office at the end of the year. Compensation paid to these officers in excess of $1,000,000, that is not performance-based, cannot be claimed by the Company as a tax deduction.

     It is the Committee's intention to continue to utilize performance-based compensation. Accordingly, these regulations should not impact the compensation paid by the Company to its officers.

Edward D. Tweddell           Members of the Compensation
Alan G. McGregor             Committee
David Beretta                August 10, 1995

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Dr. Tweddell is Group Managing Director and Chief Executive Officer and a director of F.H. Faulding. He is also a director of Faulding, FPR, FPC, FMDC and Faulding Services. Faulding owns approximately 54.4% of Purepac's Common Stock, plus preferred stock convertible into additional shares of Purepac's Common Stock. Alan G. McGregor is Chairman of the Board and a director of F.H. Faulding. See 'Principal Stockholders of Purepac' and 'Certain Relationships and Related Transactions.'

                       PRINCIPAL STOCKHOLDERS OF PUREPAC

     The following table sets forth certain information regarding shares of the Company's outstanding Purepac Common Stock beneficially owned on January 24, 1996, (i) by each person who is known by the Company to beneficially own or exercise voting or dispositive control over more than 5% of Purepac's Common Stock, and (ii) by each of the Company's Directors, and (iii) by all executive officers and Directors of the Company as a group:

                                NAME OF                                    NUMBER OF SHARES     PERCENTAGE
                           BENEFICIAL OWNER                               BENEFICIALLY OWNED     OF CLASS
-----------------------------------------------------------------------   ------------------    ----------

Faulding Holdings Inc. ................................................       11,845,108(1)        67.4%(1)
  529 Fifth Avenue
  8th Floor
  New York, New York 10017
All executive officers and directors as a group                                    5,250(2)        *
  (9 persons)..........................................................

------------

(1) Includes 5,005,128 shares issuable upon conversion of 834,188 shares of the Company's Class A Preferred Stock.

(2) Mr. McGregor is Chairman and a director, and Dr. Tweddell is Group Managing Director, Chief Executive Officer and a director, respectively, of F.H. Faulding. Dr. Tweddell is also a director of Faulding, FPR, FPC and FMDC. Each of Dr. Tweddell and Mr. McGregor, however, disclaims any beneficial interest in or voting or dispositive control over the shares of Purepac's Common Stock owned by Faulding. Does not include 150,000 shares issuable to Mr. Moldin upon the exercise of options, not presently exercisable, granted under the 1994 Stock Option Plan. Faulding disclaims any beneficial interest in or voting or dispositive control over any such shares.

* Equals a percentage less than 1% of the outstanding shares of the Company's stock.

                             STOCKHOLDER PROPOSALS

     Stockholders' proposals intended to be presented at the Company's 1996 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8, promulgated under the Exchange Act, must be received at the Company's offices not later than June 17, 1996, for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              FINANCIAL STATEMENTS

Financial Statements of the Faulding Subsidiaries
     Faulding Medical Device Co., for the years ended June 30, 1995 and 1994...............................    F-2
     Faulding Medical Device Co., for the three months ended September 30, 1995 and 1994 (unaudited).......    F-9
     Faulding Pharmaceutical Co., for the period from April 7, 1995 (date of inception) through June 30,
      1995.................................................................................................   F-14
     Faulding Pharmaceutical Co. for the three months ended September 30, 1995 (unaudited).................   F-21
     Faulding Puerto Rico, Inc., for the period April 7, 1995 (date of inception) to June 30, 1995.........   F-26
     Faulding Puerto Rico, Inc. for the three months ended September 30, 1995 (unaudited)..................   F-34
     Aguadilla Branch Operations of DuPont Merck Pharma for the period from January 1, 1995 through April
      6, 1995 (unaudited)..................................................................................   F-39
     Aguadilla Branch Operations of DuPont Merck Pharma for the years ended December 31, 1994 and 1993.....   F-44
     Financial Statements of Purepac, Inc.
          For the years ended June 30, 1995 and 1994.......................................................   F-53
          For the three months ended September 30, 1995 (unaudited)........................................   F-72

                          FAULDING MEDICAL DEVICE CO.
                              FINANCIAL STATEMENTS
                  FOR THE YEARS ENDED JUNE 30, 1995 AND 1994,
                                      AND
                          INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT

To the Stockholder of
FAULDING MEDICAL DEVICE CO.

     We have audited the accompanying balance sheets of Faulding Medical Device Co. (the 'Company') as of June 30, 1995 and 1994, and the related statements of operations and deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at June 30, 1995 and 1994 and the results of its operations and cash flows for the years then ended in accordance with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Parsippany, New Jersey
August 9, 1995

                          FAULDING MEDICAL DEVICE CO.
                                 BALANCE SHEETS
                             JUNE 30, 1995 AND 1994

                                                                                          1995           1994
                                                                                       -----------    -----------

                                       ASSETS
Current assets:
     Cash...........................................................................   $    49,736    $    34,514
     Accounts receivable -- trade...................................................       437,535        606,042
     Prepaid expenses...............................................................         6,049          4,038
                                                                                       -----------    -----------
          Total current assets......................................................       493,320        644,594
Property, plant and equipment (Note 3)..............................................     1,988,276      2,099,641
Patents and trademarks (Note 7).....................................................       366,390        191,973
                                                                                       -----------    -----------
          Total assets..............................................................   $ 2,847,986    $ 2,936,208
                                                                                       -----------    -----------
                                                                                       -----------    -----------

                      LIABILITIES AND STOCKHOLDER'S DEFICIENCY
Current liabilities:
     Accounts payable and accrued charges...........................................   $    69,962    $    16,100
     Due to a related company (Note 7)..............................................     4,928,602      4,734,512
                                                                                       -----------    -----------
          Total current liabilities.................................................     4,998,564      4,750,612
                                                                                       -----------    -----------
Stockholder's deficiency:
     Common stock -- authorized, an unlimited number of common shares, issued and
      paid, 100 common shares.......................................................           100            100
     Accumulated deficit............................................................    (2,150,678)    (1,814,504)
                                                                                       -----------    -----------
          Total stockholder's deficiency............................................    (2,150,578)    (1,814,404)
                                                                                       -----------    -----------
Total liabilities and stockholder's deficiency......................................   $ 2,847,986    $ 2,936,208
                                                                                       -----------    -----------
                                                                                       -----------    -----------

                       See Notes to Financial Statements.

                          FAULDING MEDICAL DEVICE CO.
                      STATEMENTS OF OPERATIONS AND DEFICIT
                   FOR THE YEARS ENDED JUNE 30, 1995 AND 1994

                                                                                            1995          1994
                                                                                         ----------    ----------

Sales.................................................................................   $2,454,709    $1,947,084
Cost of goods sold....................................................................    1,664,015     1,363,799
                                                                                         ----------    ----------
Gross margin..........................................................................      790,694       583,285
Research and development expenses.....................................................      696,081       503,524
Management fees (Note 7)..............................................................      138,798       123,467
Depreciation and amortization.........................................................      291,989       261,552
                                                                                         ----------    ----------
Net loss..............................................................................      336,174       305,258
Accumulated deficit, beginning of year................................................    1,814,504     1,509,246
                                                                                         ----------    ----------
Accumulated deficit, end of year......................................................   $2,150,678    $1,814,504
                                                                                         ----------    ----------
                                                                                         ----------    ----------
Loss per common share.................................................................   $    3,362    $    3,053
                                                                                         ----------    ----------
                                                                                         ----------    ----------

                       See Notes to Financial Statements.

                          FAULDING MEDICAL DEVICE CO.
                            STATEMENTS OF CASH FLOWS
                   FOR THE YEARS ENDED JUNE 30, 1995 AND 1994

                                                                                             1995         1994
                                                                                           ---------    ---------

Cash flows from operating activities:
     Net loss...........................................................................   $(336,174)   $(305,258)
     Adjustments to reconcile net loss to net cash provided by operating activities:
          Depreciation and amortization.................................................     291,989      261,552
          Write-off of accounts receivable -- other.....................................      --           46,361
     Changes in operating assets and liabilities:
          Decrease (increase) in accounts receivable -- trade...........................     168,507     (352,557)
          Increase in prepaid expenses..................................................      (2,011)      (2,430)
          Increase (decrease) in accounts payable and accrued charges...................      53,862       (9,050)
                                                                                           ---------    ---------
               Net cash provided by (used in) operating activities......................     176,173     (361,382)
                                                                                           ---------    ---------
Cash flows from investing activities:
     Purchase of property, plant and equipment..........................................    (161,424)    (131,931)
     Purchase of patents and trademarks.................................................    (193,617)      --
                                                                                           ---------    ---------
               Net cash used in investing activities....................................    (355,041)    (131,931)
                                                                                           ---------    ---------
Cash flows from financing activity:
     Net increase in amount due to a related company....................................     194,090      496,722
                                                                                           ---------    ---------
               Net cash provided by financing activity..................................     194,090      496,722
                                                                                           ---------    ---------
Net increase in cash....................................................................      15,222        3,409
Cash balance, beginning of year.........................................................      34,514       31,105
                                                                                           ---------    ---------
Cash balance, end of year...............................................................   $  49,736    $  34,514
                                                                                           ---------    ---------
                                                                                           ---------    ---------

                       See Notes to Financial Statements.

                          FAULDING MEDICAL DEVICE CO.
                         NOTES TO FINANCIAL STATEMENTS
                       YEARS ENDED JUNE 30, 1995 AND 1994

1. DESCRIPTION OF BUSINESS

     Faulding Medical Device Co. (the 'Company'), a Delaware corporation qualified in the state of Arizona, was incorporated on May 9, 1989 and is a wholly-owned subsidiary of Faulding Holdings Inc. ('Faulding'), which is a wholly-owned subsidiary of F.H. Faulding & Co. Limited ('F.H. Faulding'). As of July 26, 1995, the Company changed its name from DBL Inc. to Faulding Medical Device Co. The Company's principal business is to design, develop and commercialize injectable related disposable devices and injectable drug delivery system devices. These devices are designed to enhance the speed and safety of injectable drug delivery. While the Company has developed and/or acquire the exclusive license in the United States to commercialize three drug dependent devices and intravenous delivery systems, such products as yet are not commercially available in the United States. While two of such products, which incorporate proprietary devices with shell glass vials pre-filled with an injectable generic drug, have received FDA marketing approval, additional drug-specific approvals for these products are required before sales of these devices filled with a drug can be made. The exclusive rights to such products outside of the United States have been licensed by the Company to F. H. Faulding pursuant to an agreement dated July 1, 1995. Such agreement provides F. H. Faulding the right to sub-license such technology on a product-by-product basis to its affiliates. In accordance with such agreement, affiliates of F. H. Faulding currently market products utilizing the drug dependent technology in Canada and Portugal, F. H. Faulding and its affiliates are required to purchase the devices from the Company.

2. ACCOUNTING POLICIES

     The financial statements have been prepared in accordance with generally accepted accounting principles in the United States and include the following significant accounting policies.

     Property, Plant and Equipment -- Property, plant and equipment are stated at cost less accumulated depreciation and are depreciated using the declining balance method over the estimated useful lives as follows:

Computer equipment................................................................   4 years
Plant equipment...................................................................   10 years
Furniture and fixtures............................................................   5 years

     Patents and Trademarks -- Patents and trademarks are stated at cost and are amortized over a ten-year period.

     Income Taxes -- The Company utilizes the provisions of Statement of Financial Accounting Standard No. 109, 'Accounting for income taxes' ('SFAS 109'). SFAS 109 requires the Company to compute deferred income taxes based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse.

     Revenue Recognition -- Sales are recorded upon shipments of products to customer.

3. PROPERTY, PLANT AND EQUIPMENT

                                                                        1995          1994
                                                                     ----------    ----------

Computer equipment................................................   $   34,848    $   15,312
Plant equipment...................................................    2,818,248     2,676,360
Furniture and fixtures............................................        1,891         1,891
                                                                     ----------    ----------
                                                                      2,854,987     2,693,563
Accumulated depreciation..........................................      866,711       593,922
                                                                     ----------    ----------
                                                                     $1,988,276    $2,099,641
                                                                     ----------    ----------
                                                                     ----------    ----------

                          FAULDING MEDICAL DEVICE CO.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                       YEARS ENDED JUNE 30, 1995 AND 1994

4. PATENTS AND TRADEMARKS

                                                                           1995        1994
                                                                         --------    --------

Cost..................................................................   $385,590    $191,973
Accumulated depreciation..............................................     19,200       --
                                                                         --------    --------
                                                                         $366,390    $191,973
                                                                         --------    --------
                                                                         --------    --------

5. INCOME TAXES

     The Company has recorded a deferred tax asset of approximately $657,000 and $520,000 at June 30, 1995 and 1994, respectively, which primarily reflects the net tax effect of temporary differences between the carrying amount of property, plant and equipment for financial reporting purposes and the amounts used for income tax purposes. A full valuation allowance has been recorded against such amounts as the Company cannot currently demonstrate the ability to recognize such asset.

     The Company has net operating losses available as carryforwards to reduce future Federal income taxes. State tax losses are also available as carry forwards. At June 30, 1995, for Federal tax purposes, the net operating loss carry forward amounted to $2,507,000 and $2,692,000 for state which expire through 2008. The future utilization of the net operating loss carryforwards by the Company is subject to limitation under provisions of the Internal Revenue Code.

6. LEASE COMMITMENTS

     The Company has operating leases expiring in 1998. Minimum annual rental commitment for the next three years is as follows:

1996...............................................................................   $29,520
1997...............................................................................    13,320
1998...............................................................................     3,960
                                                                                      -------
                                                                                      $46,800
                                                                                      -------
                                                                                      -------

7. RELATED PARTY TRANSACTIONS

     During the year, the following transactions occurred with F.H. Faulding and its entities:

                                                                        1995          1994
                                                                     ----------    ----------

Purchase of goods.................................................   $1,554,967    $1,253,426
Consulting fees...................................................       40,654        59,174
Management fees...................................................      138,798       123,467

     As of June 30, 1995, the outstanding payable balance to Faulding was $4,928,602.

8. SEGMENT INFORMATION

     The Company's sales for each of the two years ended June 30, 1995 were generated by the sale of certain anti-cancer products pursuant to an agreement with Steris Inc. Management does not believe significant credit risk related to Steris Inc. exists at June 30, 1995. The accounts receivable balance from Steris Inc. amounted to $423,605 as of June 30, 1995.

                          FAULDING MEDICAL DEVICE CO.
                        FINANCIAL STATEMENTS (UNAUDITED)
             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994

                          FAULDING MEDICAL DEVICE CO.
                           BALANCE SHEET (UNAUDITED)
                            AS OF SEPTEMBER 30, 1995

                                              ASSETS
Current assets
     Cash..........................................................................................   $    17,476
     Accounts receivable -- trade..................................................................       336,920
     Prepaid expenses..............................................................................        50,238
                                                                                                      -----------
          Total current assets.....................................................................       404,634
Property, plant and equipment......................................................................     1,950,716
Patents and trademarks.............................................................................       356,789
                                                                                                      -----------
               Total assets........................................................................   $ 2,712,139
                                                                                                      -----------
                                                                                                      -----------

                             LIABILITIES AND STOCKHOLDER'S DEFICIENCY
Current liabilities
     Accounts payable and accrued charges..........................................................   $    79,959
     Due to a related company......................................................................     4,996,616
                                                                                                      -----------
          Total current liabilities................................................................   $ 5,076,575
                                                                                                      -----------
Stockholder's deficiency
     Common stock
          Authorized -- an unlimited number of common shares.......................................
          Issued paid -- 100 common shares.........................................................           100
     Accumulated deficit...........................................................................    (2,364,536)
                                                                                                      -----------
               Total stockholder's deficiency......................................................    (2,364,436)
                                                                                                      -----------
               Total liabilities and stockholder's deficiency......................................   $ 2,712,139
                                                                                                      -----------
                                                                                                      -----------

                       See Notes to Financial Statements.

                          FAULDING MEDICAL DEVICE CO.
                      STATEMENTS OF OPERATIONS AND DEFICIT
             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994

                                                                                           THREE MONTHS ENDED
                                                                                             SEPTEMBER 30,
                                                                                       --------------------------
                                                                                          1995           1994
                                                                                       -----------    -----------
                                                                                              (UNAUDITED)

Sales...............................................................................   $   337,985    $   681,029
Cost of goods sold..................................................................       219,690        469,153
                                                                                       -----------    -----------
Gross margin........................................................................       118,295        211,876
Research and Development expenses...................................................       229,695        123,941
Management fees.....................................................................        32,000         34,000
Depreciation and amortization.......................................................        70,458         45,750
                                                                                       -----------    -----------
     Net loss.......................................................................      (213,858)         8,185
Accumulated deficit, beginning of period............................................     2,150,678      1,814,504
                                                                                       -----------    -----------
Accumulated deficit, end of period..................................................   $(2,364,536)   $(1,806,319)
                                                                                       -----------    -----------
                                                                                       -----------    -----------
(Loss)/income per common share......................................................   $    (2,139)   $        82
                                                                                       -----------    -----------
                                                                                       -----------    -----------

                       See Notes to Financial Statements.

                          FAULDING MEDICAL DEVICE CO.
                            STATEMENTS OF CASH FLOWS
             FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994

                                                                                             THREE MONTHS ENDED
                                                                                               SEPTEMBER 30,
                                                                                           ----------------------
                                                                                             1995         1994
                                                                                           ---------    ---------
                                                                                                (UNAUDITED)

Cash flows from operating activities
     Net loss...........................................................................   $(213,858)   $   8,185
     Adjustments to reconcile net loss to net cash provided by operating activities.....
     Depreciation and amortization......................................................      47,161       45,750
     Changes in operating assets and liabilities
          Decrease in accounts receivable -- trade......................................     100,615      256,886
          Increase in prepaid expenses..................................................     (44,189)
          Increase in accounts payable and accrued charges..............................       9,997       36,800
                                                                                           ---------    ---------
     Net cash provided by (used in) operating activities................................    (100,274)     347,621
                                                                                           ---------    ---------
Cash flows from investing activities
     Purchase of property, plant and equipment..........................................
     Purchase of patents and trademarks.................................................      --           --
                                                                                           ---------    ---------
     Net cash (used in) investing activities............................................      --           --
                                                                                           ---------    ---------
Cash flows from financing activity
     Net increase (decrease) in amount due to a related company.........................      68,014     (328,860)
     Net cash provided by (used in) financing activity..................................      68,014     (328,860)
                                                                                           ---------    ---------
Net increase (decrease) in cash.........................................................     (32,260)      18,761
Cash balance, beginning of period.......................................................      49,736       34,514
                                                                                           ---------    ---------
Cash balance, end of period.............................................................   $  17,476    $  52,275
                                                                                           ---------    ---------
                                                                                           ---------    ---------

                       See Notes to Financial Statements.

                          FAULDING MEDICAL DEVICE CO.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     The notes to the financial statements of the Faulding Medical Device Co. for the years ended June 30, 1995 and 1994 contain information pertinent to the accompanying financial statements. There has been no material change in the information contained in such footnotes. The balance sheet at September 30, 1995 and the related statements of operations and deficit and cash flows for the three months ended September 30, 1995 and September 30, 1994, have not been audited.

     In the opinion of management, all adjustments (consisting only of normal recurring entries) necessary for a fair presentation of such financial results have been included.

BASIS OF PRESENTATION

     The financial statements have been prepared in accordance with general accepted accounting principles.

INCOME TAXES

     The Company utilizes the provisions of Statement Financial Accounting Standard No. 109 'Accounting for income taxes' ('SFAS 109'). SFAS 109 requires the Company to compute deferred income taxes based on the difference between the financial statement and tax basis of assets and liabilities using tax rates in effect in the years in which the differences are expected to reverse.

     The Company has recorded a deferred tax asset of approximately $690,000 at September 30, 1995, which primarily reflects the net tax effect of temporary differences between the carrying amount of property, plant and equipment for financial reporting purposes and the amounts used for income tax purposes. A full valuation allowance has been recorded against such amounts as the Company cannot currently demonstrate the ability to recognize such asset.

     The Company has net operating losses available as carry forwards to reduce future federal income taxes. State tax losses are also available as carry forwards. At September 30, 1995, for federal tax purposes, the net operating loss carry forward amounted to $2,607,000 and $2,792,000 for state which expire through 2008. The future utilization of the net operating loss carry forwards by the Company is subject to limitation under provisions of the Internal Revenue Code.

                          FAULDING PHARMACEUTICAL CO.
                              FINANCIAL STATEMENTS
             FOR THE PERIOD FROM APRIL 7, 1995 (DATE OF INCEPTION)
                             THROUGH JUNE 30, 1995
                                      AND
                          INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
OF FAULDING PHARMACEUTICAL CO.

     We have audited the accompanying balance sheet of Faulding Pharmaceutical Co. (the 'Company') as of June 30, 1995, and the related statement of operations and of cash flows for the period from April 7, 1995 (date of inception) to June 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Faulding Pharmaceutical Co. as of June 30, 1995, and the results of its operations and its cash flows for the period April 7, 1995 (date of inception) to June 30, 1995 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Parsippany, New Jersey
August 16, 1995

                          FAULDING PHARMACEUTICAL CO.
                                 BALANCE SHEET
                                 JUNE 30, 1995

                                               ASSETS
Current assets
     Cash...........................................................................................   $   18,451
     Accounts receivable (net of allowance for chargebacks of $561,448) (Note 3)....................      543,314
     Inventory (Note 1).............................................................................      832,894
     Prepaids.......................................................................................        7,104
                                                                                                       ----------
          Total current assets......................................................................    1,401,763
Furniture, fixtures, and equipment (Note 1).........................................................       53,970
                                                                                                       ----------
Total Assets........................................................................................   $1,455,733
                                                                                                       ----------
                                                                                                       ----------

                               LIABILITIES & STOCKHOLDER'S DEFICIENCY
Liabilities:
     Accounts payable...............................................................................   $   81,793
     Accrued expenses...............................................................................       47,185
     Accrued income taxes (Note 5)..................................................................       30,000
     Due to affiliated companies (Note 2)...........................................................    1,549,460
                                                                                                       ----------
          Total current liabilities.................................................................    1,708,438
                                                                                                       ----------
Stockholder's Deficiency:
Common stock -- authorized 200 shares with no par value; 100 shares issued and outstanding at
  assigned value....................................................................................          100
Accumulated deficit.................................................................................     (252,805)
                                                                                                       ----------
          Total stockholder's deficiency............................................................     (252,705)
                                                                                                       ----------
          Total liabilities and stockholder's deficiency............................................   $1,455,733
                                                                                                       ----------
                                                                                                       ----------

                       See Notes to Financial Statements.

                          FAULDING PHARMACEUTICAL CO.
                            STATEMENT OF OPERATIONS
      PERIOD FROM APRIL 7, 1995 (DATE OF INCEPTION) THROUGH JUNE 30, 1995

Net sales (Note 3)...................................................................................   $ 515,834
Cost of sales........................................................................................     350,413
                                                                                                        ---------
     Gross profit....................................................................................     165,421
                                                                                                        ---------
Expenses:
     Distribution expenses...........................................................................      14,517
     Administrative expenses.........................................................................      20,215
     Sales and marketing expenses....................................................................     353,494
                                                                                                        ---------
          Total expenses.............................................................................     388,226
                                                                                                        ---------
Loss before provision for income taxes...............................................................    (222,805)
Provision for income taxes (Note 5)..................................................................     (30,000)
                                                                                                        ---------
Net loss.............................................................................................   $(252,805)
                                                                                                        ---------
                                                                                                        ---------

                       See Notes to Financial Statements.

                          FAULDING PHARMACEUTICAL CO.
                            STATEMENT OF CASH FLOWS
      PERIOD FROM APRIL 7, 1995 (DATE OF INCEPTION) THROUGH JUNE 30, 1995

Net loss............................................................................................   $ (252,805)
Changes in operating assets and liabilities:
     Increase in accounts receivable................................................................     (543,314)
     Increase in inventory..........................................................................     (832,894)
     Increase in prepaids...........................................................................       (7,104)
     Increase in accounts payable...................................................................       81,793
     Increase in accrued income taxes...............................................................       30,000
     Increase in accrued expenses...................................................................       47,185
     Increase in due to affiliates..................................................................    1,549,460
                                                                                                       ----------
          Net cash provided by operating activities.................................................       72,321
                                                                                                       ----------
Investing activities:
     Capital expenditures...........................................................................      (53,970)
                                                                                                       ----------
          Net cash used in investing activities.....................................................      (53,970)
                                                                                                       ----------
Financing activities:
     Proceeds from issuance of common stock.........................................................          100
                                                                                                       ----------
     Net cash provided by financing activities......................................................          100
                                                                                                       ----------
Net increase in cash................................................................................       18,451
Cash, beginning of period...........................................................................       --
                                                                                                       ----------
Cash, end of period.................................................................................   $   18,451
                                                                                                       ----------
                                                                                                       ----------

                       See Notes to Financial Statements.

                          FAULDING PHARMACEUTICAL CO.
                         NOTES TO FINANCIAL STATEMENTS
                           PERIOD ENDED JUNE 30, 1995

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization -- Faulding Pharmaceutical Co. (the 'Company') began operations on April 7, 1995 and is a wholly-owned subsidiary of Faulding Holdings Inc. ('Faulding') which is a wholly-owned subsidiary of F.H. Faulding & Co. Limited (the 'Parent'). The Company's principal business is to act as liaison between certain Faulding operating companies and North American suppliers and customers in the sales and marketing of generic injectibles in the pharmaceutical industry.

     Effective July 25, 1995, the Company changed its name from Faulding Hospital Products, Inc. to Faulding Pharmaceutical Co.

     Revenue Recognition -- Sales revenue, net of an allowance for chargebacks, is recognized upon shipment of the Company's product.

     Inventory -- Inventory is comprised of finished goods only and is stated at the lower of cost (first-in, first out) or market.

     Furniture, Fixtures and Equipment -- Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives as follows:

Computer equipment......................................................    4 years
Office equipment........................................................    7 years
Furniture and fixtures..................................................   10 years

     In accordance with the depreciation policy followed by the Parent, assets purchased in the third and fourth quarter of a fiscal year begin being depreciated in the first quarter of the subsequent fiscal year. As such, no depreciation expense has been recorded for the period from April 7, 1995 (date of inception) through June 30, 1995.

     Income Taxes -- The Company utilizes the provisions of Statement of Financial Accounting Standards No. 109, 'Accounting for Income Taxes' ('SFAS 109'). SFAS 109 requires the Company to compute deferred income taxes based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in expected to apply the years in which the differences are expected to reverse.

2. RELATED PARTY TRANSACTIONS

     The Company purchased $1,170,942 of finished goods inventory from Faulding Puerto Rico, Inc., an affiliate of the Company.

     The Company also received cash in the amount of $368,993 to fund initial operations from Faulding Inc., an affiliate of the Company.

     The following balances were due to affiliates at June 30, 1995:

Faulding Puerto Rico, Inc.............................................   $1,170,942
Faulding Inc..........................................................      368,993
Purepac Pharmaceutical Co.............................................        9,525
                                                                         ----------
Due to affiliates.....................................................   $1,549,460
                                                                         ----------
                                                                         ----------

3. CHARGEBACK ALLOWANCE

     The Company has recorded an allowance for the effect of customer chargebacks to sales and accounts receivable in the amount of $561,448. This reserve is based upon management's best estimate of the amounts that will be charged back to the Company for the difference between the wholesale invoiced price and the contract price with an individual customer.

                          FAULDING PHARMACEUTICAL CO.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                           PERIOD ENDED JUNE 30, 1995

4. LEASES

     The Company is obligated under a non-cancelable operating lease for office space expiring in fiscal 1996. Total rental expense for this lease was $4,238 for the period from April 7, 1995 (date of inception) through June 30, 1995. Future minimum commitments under this operating lease at June 30, 1995 are $17,100 in the year ended June 30, 1996.

5. PROVISION FOR INCOME TAXES

     Faulding files a consolidated Federal income tax return. As Faulding is in a taxable loss situation, no Federal income tax provision has been recorded. There is no sharing agreement in existence between Faulding and the Company. The tax provision booked by the Company relates to state taxes to be paid due to temporary differences between book and taxable income at an effective rate of 8%.

     The Company has recorded a deferred tax asset of approximately $228,000 which primarily reflects the net tax effect of temporary differences between the carrying amount of the allowance for chargebacks for financial reporting purposes and the amounts used for income tax purposes. A full valuation allowance has been recorded against such amount as the Company cannot currently demonstrate the ability to recognize such asset.

                          FAULDING PHARMACEUTICAL CO.
                        FINANCIAL STATEMENTS (UNAUDITED)
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995

                          FAULDING PHARMACEUTICAL CO.
                           BALANCE SHEET (UNAUDITED)
                            AS OF SEPTEMBER 30, 1995

                                               ASSETS
Current assets
     Cash...........................................................................................   $  165,107
     Accounts receivable, net of allowance for chargebacks of $941,720..............................      432,732
     Inventory......................................................................................    1,786,809
     Prepaids.......................................................................................       42,212
                                                                                                       ----------
          Total current assets......................................................................    2,426,860
Furniture, fixtures & equipment -- net..............................................................       55,512
                                                                                                       ----------
Total assets........................................................................................   $2,482,372
                                                                                                       ----------
                                                                                                       ----------

                               LIABILITIES & STOCKHOLDER'S DEFICIENCY
Current liabilities:
     Accounts payable & accrued expenses............................................................   $  204,632
     Due to affiliated companies....................................................................    3,178,503
                                                                                                       ----------
          Total current liabilities.................................................................    3,383,135
                                                                                                       ----------
Stockholder's Deficiency
Common stock -- authorized 200 shares with no par value 100 shares issued and outstanding at
  assigned value....................................................................................          100
Accumulated deficit.................................................................................     (900,863)
                                                                                                       ----------
     Total stockholder's deficiency.................................................................     (900,763)
                                                                                                       ----------
          Total liabilities & stockholder's deficiency..............................................   $2,482,372
                                                                                                       ----------
                                                                                                       ----------

                       See Notes to Financial Statements.

                          FAULDING PHARMACEUTICAL CO.
                      STATEMENT OF OPERATIONS (UNAUDITED)
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995

Net sales............................................................................................   $ 537,667
Cost of sales........................................................................................     517,707
                                                                                                        ---------
Gross margin.........................................................................................      19,960
Selling, general & administrative costs..............................................................     617,632
Research & Development...............................................................................      50,386
                                                                                                        ---------
Net loss.............................................................................................   $(648,058)
                                                                                                        ---------
                                                                                                        ---------

                       See Notes to Financial Statements.

                          FAULDING PHARMACEUTICAL CO.
                      STATEMENT OF CASH FLOWS (UNAUDITED)
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995

Operating Activities:
Net loss............................................................................................   $ (648,058)
Adjustments to reconcile net loss to net cash provided by operating activities:
     Depreciation and amortization..................................................................        2,415
Changes in operating assets & liabilities:
     Decrease in accounts receivable................................................................      110,582
     Increase in inventory..........................................................................     (953,915)
     Increase in prepaids...........................................................................      (35,108)
     Increase in accounts payable and accrued expenses..............................................       75,654
     Decrease in accrued income taxes...............................................................      (30,000)
     Increase in due to affiliates..................................................................    1,629,043
                                                                                                       ----------
Net cash provided by operating activities...........................................................      150,613

Investing activities:
Capital expenditures................................................................................       (3,957)
                                                                                                       ----------
Net cash (used in) investing activities.............................................................       (3,957)
                                                                                                       ----------
Net increase in cash................................................................................      146,656
Cash, beginning of period...........................................................................       18,451
                                                                                                       ----------
Cash, end of period.................................................................................   $  165,107
                                                                                                       ----------
                                                                                                       ----------

                       See Notes to Financial Statements.

                          FAULDING PHARMACEUTICAL CO.
                         NOTES TO FINANCIAL STATEMENTS

     The notes to the financial statements of the Faulding Pharmaceutical Co. for the period April 7, 1995 (inception) through June 30, 1995 contains information pertinent to the accompanying financial statements. There has been no material change in the information contained in such footnotes. The balance sheet at September 30, 1995 and the related statements of operations and deficit and cash flows for the three months ended September 30, 1995, have not been audited.

     In the opinion of management, all adjustments (consisting only of normal recurring entries) necessary for a fair presentation of such financial results have been included.

CHARGEBACK ALLOWANCE

     At September 30, 1995, the Company has recorded an allowance for the effect of customer chargebacks to sales and accounts receivable in the amount of $941,720. This reserve is based upon management's best estimate of the amounts that will be charged back to the Company for the difference between the wholesale invoiced price and the contract price with an individual customer.

PROVISION FOR INCOME TAXES

     The Company utilizes the provisions of Statement of Financial Accounting Standards No. 109, 'Accounting for Income Taxes' ('SFAS 109'). SFAS 109 requires the Company to compute deferred income taxes based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in expected to apply the years in which the differences are expect to reverse.

     Faulding files a consolidated Federal income tax return. As Faulding is in a taxable loss situation, no Federal income tax provision has been recorded. There is no sharing agreement in existence between Faulding and the Company.

     The Company has recorded a deferred tax asset of approximately $300,000 which primarily reflects the net tax effect of temporary differences between the carrying amount of the allowance for chargebacks for financial reporting purposes and the amounts used for income tax purposes. A full valuation allowance has been recorded against such amounts as the Company cannot currently demonstrate the ability to recognize such asset.

                           FAULDING PUERTO RICO, INC.
                              FINANCIAL STATEMENTS
     FOR THE PERIOD FROM APRIL 7, 1995 (DATE OF INCEPTION) TO JUNE 30, 1995
                                      AND
                          INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of FAULDING PUERTO RICO, INC.

     We have audited the accompanying balance sheet of Faulding Puerto Rico, Inc. as of June 30, 1995, and the related statements of operations and deficit and of cash flows for the period from April 7, 1995 (date of inception) through June 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Faulding Puerto Rico, Inc. as of June 30, 1995, and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Parsippany, New Jersey
August 1, 1995

                           FAULDING PUERTO RICO, INC.
                                 BALANCE SHEET
                                 JUNE 30, 1995

                                              ASSETS
Current assets:
     Cash..........................................................................................   $       503
     Accounts receivable:
          Affiliates (Note 5)......................................................................     1,170,942
          Trade and other..........................................................................       414,804
     Inventories (Note 3)..........................................................................     2,173,177
     Prepaid expenses..............................................................................       478,965
                                                                                                      -----------
               Total current assets................................................................     4,238,391
Property, plant and equipment -- net (Note 4)......................................................    11,919,289
                                                                                                      -----------
                    Total..........................................................................   $16,157,680
                                                                                                      -----------
                                                                                                      -----------

                             LIABILITIES AND STOCKHOLDER'S DEFICIENCY
Current liabilities:
     Note payable to affiliate (Notes 2 and 5).....................................................   $12,442,998
     Accounts payable -- affiliates (Notes 2 and 5)................................................     2,713,293
     Other accounts payable and accrued liabilities................................................     1,183,489
                                                                                                      -----------
               Total current liabilities...........................................................    16,339,780
                                                                                                      -----------
Stockholder's deficiency:
     Common stock -- authorized 200 shares with no par value; 10 shares issued and outstanding.....           100
     Deficit.......................................................................................      (182,200)
                                                                                                      -----------
               Total stockholder's deficiency......................................................      (182,100)
                                                                                                      -----------
                    Total..........................................................................   $16,157,680
                                                                                                      -----------
                                                                                                      -----------

                       See Notes to Financial Statements.

                           FAULDING PUERTO RICO, INC.
                      STATEMENT OF OPERATIONS AND DEFICIT
      PERIOD FROM APRIL 7, 1995 (DATE OF INCEPTION) THROUGH JUNE 30, 1995

Net sales:
     Affiliates (Note 5)............................................................................   $1,170,942
     Trade..........................................................................................      788,687
                                                                                                       ----------
               Total net sales......................................................................    1,954,233
                                                                                                       ----------
Cost and expenses:
     Cost of sales..................................................................................    1,959,629
     Interest expense...............................................................................      187,596
                                                                                                       ----------
               Total costs and expenses.............................................................    2,141,829
                                                                                                       ----------
Net loss and deficit at June 30, 1995...............................................................   $ (182,200)
                                                                                                       ----------
                                                                                                       ----------

                       See Notes to Financial Statements.

                           FAULDING PUERTO RICO, INC.
                            STATEMENT OF CASH FLOWS
      PERIOD FROM APRIL 7, 1995 (DATE OF INCEPTION) THROUGH JUNE 30, 1995

Cash flows from operating activities:
     Net loss......................................................................................   $  (182,200)
     Adjustment to reconcile net income to net cash provided by operating activities:
          Depreciation and amortization............................................................       153,038
     Changes in operating assets and liabilities:
          Increase in:
               Accounts receivable -- affiliates...................................................    (1,170,942)
               Accounts receivable -- trade and other..............................................      (200,884)
               Inventories.........................................................................      (986,577)
               Prepaid expenses....................................................................       (65,942)
          Increase in:
               Accounts payable -- affiliates......................................................     2,186,484
               Other accounts payable and accrued liabilities......................................       415,320
                                                                                                      -----------
                    Net cash provided by operating activities......................................       148,297
Cash flows used in investing activities:
     Capital expenditures..........................................................................      (147,894)
Cash flows from financing activities:
     Issuance of common stock......................................................................           100
                                                                                                      -----------
Net increase in cash and cash balance at June 30, 1995.............................................   $       503
                                                                                                      -----------
                                                                                                      -----------

                       See Notes to Financial Statements.

                           FAULDING PUERTO RICO, INC.
                         NOTES TO FINANCIAL STATEMENTS
      PERIOD FROM APRIL 7, 1995 (DATE OF INCEPTION) THROUGH JUNE 30, 1995

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization -- Faulding Puerto Rico, Inc. (the 'Company') is a wholly-owned subsidiary of Faulding Holdings Inc. ('Faulding') which in turn is a wholly-owned subsidiary of F. H. Faulding & Co. Limited, a major Australian pharmaceutical company. The Company, which was organized under the laws of Delaware, is engaged in manufacturing pharmaceutical products in Aguadilla, Puerto Rico and commenced operations on April 7, 1995, upon completing the acquisition described in Note 2.

     Revenue recognition -- Sales revenue is recognized upon shipment of the Company's products.

     Inventory -- Inventories are stated at the lower of cost (first-in, first-out basis) or market. Cost includes direct labor and materials and an appropriate amount for fixed and variable overhead.

     Property, plant and equipment -- Property, plant and equipment are recorded at cost. Depreciation and amortization is provided using the straight-line method over the following estimated useful lives:

Leasehold improvements..........................................................   25 years
Machinery and equipment.........................................................   15 years
Furniture, fixtures and other...................................................   4 - 10 years

     Accounting for income taxes -- The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. This statement requires an asset and liability approach for financial accounting and reporting for income taxes.

2. BUSINESS ACQUISITION

     On April 7, 1995, the Company completed the acquisition of the parenteral pharmaceutical products and related assets of DuPont Merck Pharma, a manufacturer of pharmaceutical products in Aguadilla, Puerto Rico for an aggregate purchase price of $12,969,807. The acquisition was accounted for by the purchase method of accounting. Accordingly, the purchase price was allocated to assets acquired and liabilities assumed based on their market values at the date of acquisition.

     The following is a summary of management's best estimate of the fair market value of the acquired assets and liabilities on the date of the acquisition:

Assest acquired:
     Accounts receivable.......................................................   $   213,920
     Inventories...............................................................     1,186,600
     Other assets..............................................................       413,023
     Fixed assets..............................................................    11,924,433
                                                                                  -----------
Total assets acquired..........................................................    13,737,976
Liabilities assumed:
     Accounts payable and accrued liabilities..................................       768,169
                                                                                  -----------
Total net assets acquired......................................................   $12,969,807
                                                                                  -----------
                                                                                  -----------

     A portion of the cost of the acquisition was paid by an affiliated company and charged to the Company through a demand loan payable of $12,442,998, bearing interest at 6.63%. The remaining cost of the acquisition amounting to $526,809 was paid by an affiliated company and charged to the Company through an intercompany account. These noncash transactions were excluded from the statement of cash flows.

                           FAULDING PUERTO RICO, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
      PERIOD FROM APRIL 7, 1995 (DATE OF INCEPTION) THROUGH JUNE 30, 1995

3. INVENTORIES

     Inventories at June 30, 1995 consisted of:

Raw materials...................................................................   $1,265,097
Work in process.................................................................      786,195
Finished goods..................................................................      121,885
                                                                                   ----------
     Total......................................................................   $2,173,177
                                                                                   ----------
                                                                                   ----------

4. PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment at June 30, 1995 consisted of:

Leasehold improvements.........................................................   $ 4,789,734
Machinery and equipment........................................................     5,901,037
Furniture, fixtures and other..................................................       231,528
Construction in progress.......................................................     1,150,028
                                                                                  -----------
     Total.....................................................................    12,072,327
Less accumulated depreciation and amortization.................................       153,038
                                                                                  -----------
Property, plant and equipment -- net...........................................   $11,919,289
                                                                                  -----------
                                                                                  -----------

5. TRANSACTIONS WITH AFFILIATES

     The Company had sales during the period to an affiliated company, Faulding Pharmaceutical Co., of $1,170,942 of which no amount had been collected as of June 30, 1995.

     The Company has a demand note payable to Faulding at June 30, 1995 of $12,442,998 related to the acquisition described in Note 1. The note bears interest at 6.63%.

     The Company has other amounts due to Faulding of $2,713,293 for additional costs related to the initial acquisition, interest on the demand note payable and amounts received to fund initial operations.

6. INCOME TAXES

     The Company has requested a partial tax exemption from the Puerto Rico government under the 1987 Puerto Rico Tax Incentives Act. Such grant would provide for a 90% tax exemption from industrial development income and property tax and a 60% exemption from municipal license tax for a period of fifteen (15) years. In the opinion of management, the tax exemption decree should be approved by the government during the current fiscal year. The Company's Puerto Rico effective income tax rate would be 4.5%.

     The Company has recorded a deferred tax asset of approximately $7,000 at June 30, 1995, which reflects the net tax effect of temporary differences between the carrying amount of certain items for financial reporting purposes and the amounts used for income tax purposes. A full valuation allowance has been recorded against such amount as the Company cannot currently demonstrate the ability to recognize such asset.

     The Company's income attributable to the Puerto Rico operations is included in the consolidated return of the parent company.

                           FAULDING PUERTO RICO, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
      PERIOD FROM APRIL 7, 1995 (DATE OF INCEPTION) THROUGH JUNE 30, 1995

7. COMMITMENTS

     The Company leases its manufacturing facilities, office equipment and vehicles under operating leases which expire through 2020. Future minimum lease payments are as follows:

YEAR ENDING
 JUNE 30,                                                                                   AMOUNT
-----------                                                                               ----------

    1996      .........................................................................   $  301,000
    1997      .........................................................................      262,000
    1998      .........................................................................      232,000
    1999      .........................................................................      180,000
    2000      .........................................................................      178,000
Thereafter.............................................................................    3,564,000
                                                                                          ----------
                                                                                          $4,717,000
                                                                                          ----------
                                                                                          ----------

     Rent expense for the period ended June 30, 1995 was $85,348.

8. SAVINGS PLAN

     The Company has a savings and investment plan which allows employees to defer up to 10% of their salary, with the Company matching 50% of each employee's contribution not exceeding 6% of an employee's salary. The Company's contribution charged to operations for the period ended June 30, 1995 was $13,853.

9. SUPPLEMENTAL CASH FLOWS INFORMATION

     There were no interest or income tax payments for the period ended June 30, 1995. Refer to Note 2 for certain noncash transactions excluded from the statement of cash flows.

10. SEGMENT INFORMATION

     The Company operates in one business segment, i.e. the manufacture and sale of pharmaceutical products. For the period from April 7, 1995 (date of inception) through June 30, 1995, two customers each accounted for approximately 60% and 34% of sales. Sales to the two customers were $1,171,000 and $662,000, respectively.

                           FAULDING PUERTO RICO, INC.
                        FINANCIAL STATEMENTS (UNAUDITED)
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995

                           FAULDING PUERTO RICO, INC.
                           BALANCE SHEET (UNAUDITED)
                            AS OF SEPTEMBER 30, 1995

                                              ASSETS
Current assets:
     Cash..........................................................................................   $   (57,887)
     Accounts receivable:
          Affiliates...............................................................................     2,595,127
          Trade and other..........................................................................       487,982
     Inventory.....................................................................................     2,035,427
     Other current assets..........................................................................       491,040
                                                                                                      -----------
               Total current assets................................................................     5,551,689
     Property, plant & equipment -- net............................................................    11,956,723
                                                                                                      -----------
               Total assets........................................................................   $17,508,412
                                                                                                      -----------
                                       LIABILITIES & EQUITY
Current liabilities:
     Note payable to affiliates....................................................................   $12,442,998
     Accounts payable affiliates...................................................................     4,815,250
     Other accounts payable, accrued liabilities...................................................     1,343,986
                                                                                                      -----------
               Total current liabilities...........................................................    18,602,234
                                                                                                      -----------
Stockholder's deficiency
     Common Stock -- authorized 200 shares with no par value; 10 shares
       issued and outstanding......................................................................           100
     Deficit.......................................................................................    (1,093,922)
                                                                                                      -----------
     Total stockholder's deficit...................................................................    (1,093,822)
                                                                                                      -----------
     Total liabilities & stockholder's deficit.....................................................   $17,508,412
                                                                                                      -----------
                                                                                                      -----------

                       See Notes to Financial Statements.

                           FAULDING PUERTO RICO, INC.
                STATEMENT OF OPERATIONS AND DEFICIT (UNAUDITED)
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995

Net Sales
     Affiliates....................................................................................   $ 1,424,185
     Trade.........................................................................................       529,664
                                                                                                      -----------
          Total net sales..........................................................................     1,953,849
Cost of sales......................................................................................     2,689,885
                                                                                                      -----------
Gross margin.......................................................................................      (736,036)
Selling, general & administrative expenses.........................................................         6,943
                                                                                                      -----------
Loss from operations...............................................................................      (742,979)
Other expense......................................................................................       168,743
                                                                                                      -----------
Net loss...........................................................................................      (911,722)
Accumulated deficit, beginning of period...........................................................      (182,200)
                                                                                                      -----------
Accumulated deficit, end of period.................................................................   $(1,093,922)
                                                                                                      -----------
                                                                                                      -----------

                       See Notes to Financial Statements.

                           FAULDING PUERTO RICO, INC.
                      STATEMENT OF CASH FLOWS (UNAUDITED)
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995


Cash flows from operating activities:
     Net loss......................................................................................   $  (911,722)
     Adjustment to reconcile net income to net cash provided by operating activities:
          Depreciation and amortization............................................................       162,441
          Changes in operating assets & liabilities:
               Increase in accounts receivable -- affiliates.......................................    (1,424,185)
               Increase in accounts receivable -- trade & other....................................       (73,178)
               Decrease in inventory...............................................................       137,750
               Increase in prepaid expenses........................................................       (12,075)
               Increase in accounts payable -- affiliates..........................................     2,101,967
               Increase in accounts payable and accrued liabilities................................       160,497
                                                                                                      -----------
                    Net cash provided by operating activities......................................       141,495

Cash flows used in investing activities:
     Capital expenditures..........................................................................      (199,865)
                                                                                                      -----------
     Net decrease in cash..........................................................................       (58,370)
     Cash balance at the beginning of the period...................................................           503
                                                                                                      -----------
     Cash balance at the end of the period.........................................................   $   (57,887)
                                                                                                      -----------
                                                                                                      -----------

                       See Notes to Financial Statements.

                           FAULDING PUERTO RICO, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     The notes to the financial statements of the Faulding Puerto Rico, Inc. for the period April 7, 1995 (inception) through September 30, 1995 contains information pertinent to the accompanying financial statements. There has been no material change in the information contained in such footnotes. The balance sheet at September 30, 1995 and the related statements of operations and deficit and cash flows for the three months ended September 30, 1995, have not been audited.

     In the opinion of management, all adjustments (consisting only of normal recurring entries) necessary for a fair presentation of such financial results have been included.

                                  INVENTORIES

     Inventories at September 30, 1995 consisted of:

Raw materials...................................................................   $1,180,548
Work in process.................................................................      732,754
Finished goods..................................................................      122,125
                                                                                   ----------
          Total.................................................................   $2,035,427
                                                                                   ----------
                                                                                   ----------

                                  INCOME TAXES

     The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. This statement requires an asset and liability approach for financial accounting and reporting for income taxes.

     The Company has requested a partial tax exemption from the Puerto Rico government under the 1987 Puerto Rico Tax Incentives Act. Such grant would provide for a 90% tax exemption from industrial development income and property tax and a 60% exemption from municipal license tax for a period of fifteen (15) years. In the opinion of management, the tax exemption decree should be approved by the government during the current fiscal year. The Company's Puerto Rico effective income tax rate would be 4.5%.

     The Company's income attributable to the Puerto Rico operations is included in the consolidated return of the parent company.

                          AGUADILLA BRANCH OPERATIONS
                             OF DUPONT MERCK PHARMA
                        FINANCIAL STATEMENTS (UNAUDITED)
           FOR THE PERIOD FROM JANUARY 1, 1995 THROUGH APRIL 6, 1995

               AGUADILLA BRANCH OPERATIONS OF DUPONT MERCK PHARMA
   STATEMENTS OF ASSETS AND LIABILITIES AND JOINT VENTURE EQUITY (UNAUDITED)
                                 APRIL 6, 1995

                                              ASSETS
Current Assets:
     Cash..........................................................................................   $   252,404
     Accounts receivable, trade....................................................................       759,899
     Inventories...................................................................................     1,602,700
     Other current assets..........................................................................       436,764
                                                                                                      -----------
          Total current assets.....................................................................     3,051,767
Property, plant and equipment, Net.................................................................     9,446,526
                                                                                                      -----------
               Total...............................................................................   $12,498,293
                                                                                                      -----------
                                                                                                      -----------

                               LIABILITIES AND JOINT VENTURE EQUITY
Current Liabilities:
     Accounts payable..............................................................................   $   261,781
     Accrued liabilities...........................................................................     2,698,081
                                                                                                      -----------
          Total current liabilities................................................................     2,959,862
Joint venture equity in Aguadilla operations.......................................................     9,538,431
                                                                                                      -----------
               Total...............................................................................   $12,498,293
                                                                                                      -----------
                                                                                                      -----------

                       See Notes to Financial Statements.

               AGUADILLA BRANCH OPERATIONS OF DUPONT MERCK PHARMA
      STATEMENTS OF NET COST ATTRIBUTABLE TO OWNERS' INTEREST (UNAUDITED)
               PERIOD FROM JANUARY 1, 1995 THROUGH APRIL 6, 1995

Costs of goods sold to third parties and/or transferred to affiliates...............................   $3,378,522
Other operating expenses............................................................................      141,861
                                                                                                       ----------
     Total..........................................................................................    3,520,383
Revenues -- sales to third parties..................................................................     (716,774)
                                                                                                       ----------
Net cost attributable to owners' interest...........................................................   (2,803,609)
Joint venture equity, beginning of year.............................................................   10,089,504
Cash settlements and transfers -- net...............................................................    2,252,536
                                                                                                       ----------
Joint venture equity, end of year...................................................................   $9,538,431
                                                                                                       ----------
                                                                                                       ----------

                       See Notes to Financial Statements.

               AGUADILLA BRANCH OPERATIONS OF DUPONT MERCK PHARMA
                      STATEMENTS OF CASH FLOWS (UNAUDITED)
               PERIOD FROM JANUARY 1, 1995 THROUGH APRIL 6, 1995

Cash flows from operating activities:
     Net cost attributable to owners' interest....................................................   $ (2,803,609)
     Depreciation and amortization................................................................        318,583
     Increase (decrease) in cash from:
          Accounts receivable.....................................................................       (183,512)
          Inventories.............................................................................        (13,819)
          Other current assets....................................................................          3,130
          Accounts payable........................................................................         24,899
          Accrued liabilities.....................................................................        309,136
                                                                                                     ------------
               Net cash used in operating activities..............................................     (2,345,192)
Cash flows from investing activities --
     Purchase of property, plant and equipment....................................................        (68,509)
Cash flows from financing activities --
     Cash settlements and transfers -- net........................................................      2,252,536
                                                                                                     ------------
Decrease in cash and cash equivalents.............................................................       (161,165)
Cash and cash equivalents, beginning of year......................................................        413,569
                                                                                                     ------------
Cash and cash equivalents, end of year............................................................   $    252,404
                                                                                                     ------------
                                                                                                     ------------

                       See Notes to Financial Statements.

               AGUADILLA BRANCH OPERATIONS OF DUPONT MERCK PHARMA
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
               PERIOD FROM JANUARY 1, 1995 THROUGH APRIL 6, 1995

     The notes to the financial statements of the Aguadilla Branch Operations of Dupont Merck Pharma for the years ended December 31, 1994 and 1993 contain information pertinent to the accompanying financial statements. There has been no material change in the information contained in such footnotes. The balance sheet at April 6, 1995 and the related statements of net cost attributable to owners' interest and cash flows for the period from January 1, 1995 through April 6, 1995 have not been audited.

     The accrued liability for the cost of the pension plan and postretirement benefits other than pensions was not assumed by Faulding Puerto Rico, Inc. when the Aguadilla Plant was acquired on April 7, 1995.

     In the opinion of management, all adjustments (consisting only of normal recurring entries) necessary for a fair presentation of such financial results have been included.

     Basis of Presentation -- The accompanying financial statements have been prepared from the separate accounting records maintained by the Aguadilla Operations of the Partnership and may not necessarily be indicative of the conditions that would have existed if the Plant had been operated as an unaffiliated company. Amounts collected in excess of cost of products transferred to related parties were classified as increases in joint venture equity and amounts distributed to partners were reflected as net cash settlements or transfers in the accompanying financial statements. These financial statements are intended to present the statements of assets and liabilities and joint venture equity and statements of net cost attributable to owners' interest and cash flows of the business of the Aguadilla Operations of the Partnership acquired by Faulding Puerto Rico, Inc. on April 7, 1995.

     Income taxes -- As a partnership operating in Puerto Rico, the Partnership is subject to Puerto Rico income taxes in a manner similar to a corporation. However, in December 1992 the Puerto Rico Government granted the Partnership a tax ruling whereby income from the Partnership's operations will accrue directly to the partners for tax purposes. Therefore, the Partnership will not be subject to income taxes, but its partners will include their participation in the Partnership's profits in their individual tax returns. Accordingly, no provision for income taxes has been reflected in the accompanying financial statements.

     Inventory at April 6, 1995 consisted of:

Raw materials.........................................................   $1,072,486
Work in process.......................................................      509,537
Finished goods........................................................       20,677
                                                                         ----------
     Total............................................................   $1,602,700
                                                                         ----------
                                                                         ----------

                          AGUADILLA BRANCH OPERATIONS
                             OF DUPONT MERCK PHARMA
                              FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993
                                      AND
                          INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT

DUPONT MERCK PHARMA

     We have audited the accompanying statements of assets and liabilities and joint venture equity of the Aguadilla Branch Operations of DuPont Merck Pharma (the 'Plant') as of December 31, 1994 and 1993, and the related statements of net cost attributable to owners' interest and of cash flows for the years then ended. These financial statements are the responsibility of the Plant's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As discussed in Note 1, the accompanying financial statements have been prepared from the separate records maintained by the Plant and may not necessarily be indicative of the conditions that would have existed with respect to the results of operations if the Plant had been operated as an unaffiliated company.

     In our opinion, such financial statements present fairly, in all material respects, the statements of assets and liabilities and joint venture equity of Aguadilla Branch Operations of DuPont Merck Pharma at December 31, 1994 and 1993, and the related net cost attributable to owners' interest and the cash flows for the years then ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Parsippany, New Jersey
August 25, 1995

               AGUADILLA BRANCH OPERATIONS OF DUPONT MERCK PHARMA
         STATEMENTS OF ASSETS AND LIABILITIES AND JOINT VENTURE EQUITY
                           DECEMBER 31, 1994 AND 1993

                                                                                         1994           1993
                                                                                      -----------    -----------

                                      ASSETS
Current assets:
     Cash and cash equivalents.....................................................   $   413,569    $13,384,395
     Accounts receivable, trade....................................................       576,387        449,155
     Inventories (Note 2)..........................................................     1,588,881      1,148,981
     Other current assets..........................................................       439,894        477,222
                                                                                      -----------    -----------
          Total current assets.....................................................     3,018,731     15,459,753
Property, plant and equipment, net (Note 3)........................................     9,696,600      9,888,612
                                                                                      -----------    -----------
               Total...............................................................   $12,715,331    $25,348,365
                                                                                      -----------    -----------
                                                                                      -----------    -----------

                       LIABILITIES AND JOINT VENTURE EQUITY
Current liabilities:
     Accounts payable..............................................................   $   236,882    $   258,526
     Accrued liabilities (Note 4)..................................................     2,388,945      1,272,942
                                                                                      -----------    -----------
          Total current liabilities................................................     2,625,827      1,531,468
Joint venture equity...............................................................    10,089,504     23,816,897
                                                                                      -----------    -----------
               Total...............................................................   $12,715,331    $25,348,365
                                                                                      -----------    -----------
                                                                                      -----------    -----------

                       See Notes to Financial Statements.

               AGUADILLA BRANCH OPERATIONS OF DUPONT MERCK PHARMA
            STATEMENTS OF NET COST ATTRIBUTABLE TO OWNERS' INTEREST
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                                                         1994           1993
                                                                                      -----------    -----------

Costs of goods sold to third parties and/or transferred to affiliates..............   $10,224,109    $11,089,667
Other operating expenses...........................................................     1,281,134        380,661
Property impairment (Note 3).......................................................                    5,000,000
                                                                                      -----------    -----------
          Total....................................................................    11,505,243     16,470,328
                                                                                      -----------    -----------
Revenues
     Sales to third parties........................................................    (1,490,414)    (1,840,498)
     Interest income...............................................................      (188,514)       (66,778)
                                                                                      -----------    -----------
          Total....................................................................    (1,678,928)    (1,907,276)
                                                                                      -----------    -----------
Net cost attributable to owners' interest..........................................    (9,826,315)   (14,563,052)
Joint venture equity, beginning of year............................................    23,816,897     16,604,767
Cash settlements and transfers -- net..............................................    (3,901,078)    21,775,182
                                                                                      -----------    -----------
Joint venture equity, end of year..................................................   $10,089,504    $23,816,897
                                                                                      -----------    -----------
                                                                                      -----------    -----------

                       See Notes to Financial Statements.

               AGUADILLA BRANCH OPERATIONS OF DUPONT MERCK PHARMA
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                                                         1994            1993
                                                                                     ------------    ------------

Cash flows from operating activities:
     Net cost attributable to owners' interest....................................   $ (9,826,315)   $(14,563,052)
     Depreciation and amortization................................................      1,174,623         969,123
     Property impairment (Note 3).................................................                      5,000,000
     Increase (decrease) in cash from:
     Accounts receivable..........................................................       (127,232)       (447,789)
     Inventories..................................................................       (439,900)        879,759
     Other current assets.........................................................         37,328         (31,943)
     Accounts payable.............................................................        (21,644)       (263,133)
     Accrued liabilities..........................................................      1,116,003         240,349
                                                                                     ------------    ------------
          Net cash used in operating activities...................................     (8,087,137)     (8,216,686)
                                                                                     ------------    ------------
Cash flows from investing activities
     Purchase of property, plant and equipment....................................       (982,611)     (2,082,940)
Cash flows from financing activities
     Cash settlements and transfers -- net........................................     (3,901,078)     21,775,182
                                                                                     ------------    ------------
Increase (decrease) in cash and cash equivalents..................................    (12,970,826)     11,475,556
Cash and cash equivalents, beginning of year......................................     13,384,395       1,908,839
                                                                                     ------------    ------------
Cash and cash equivalents, end of year............................................   $    413,569    $ 13,384,395
                                                                                     ------------    ------------
                                                                                     ------------    ------------

                       See Notes to Financial Statements.

               AGUADILLA BRANCH OPERATIONS OF DUPONT MERCK PHARMA
                         NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization -- DuPont Merck Pharma (the 'Partnership') is a joint venture between wholly-owned subsidiaries of E.I. DuPont de Nemours and Company ('DuPont') and Merck and Co., Inc. ('Merck') formed as of January 1, 1991. The Partnership is engaged in the manufacture and sale of pharmaceutical products, radiopharmaceutical products and other related product lines and has production facilities in Manati, Aguadilla and Caguas, Puerto Rico. The Partnership agreements, as amended (the 'Agreements') primarily comprise the Master Agreement dated October 15, 1990, the Partnership Agreement dated January 1, 1991 and the Asset Contribution Agreement dated January 1, 1991.

     The Aguadilla Plant primarily exists to provide certain products to the partnership for sale and distribution outside of Puerto Rico. Technology rights, product rights and other services have been provided to the Plant by the joint venture partners. No cost associated with the use of these rights or these other services provided to the Plant have been reflected in the accompanying statements.

     Basis of Presentation -- The accompanying financial statements have been prepared from the separate accounting records maintained by the Aguadilla Operations of the Partnership and may not necessarily be indicative of the conditions that would have existed if the Plant had been operated as an unaffiliated company. Amounts collected from related parties and amounts distributed to partners are reflected as cash settlements and transfers -- net in the accompanying financial statements. These financial statements are intended to present the statements of assets and liabilities and joint venture equity and statements of net cost attributable to owners' interest and cash flows of the business of the Aguadilla Operations of the Partnership acquired by Faulding Puerto Rico, Inc. on April 7, 1995.

     Income taxes -- As a partnership operating in Puerto Rico, the Partnership is subject to Puerto Rico income taxes in a manner similar to a corporation. However, in December 1992 the Puerto Rico Government granted the Partnership a tax ruling whereby income from the Partnership's operations accrues directly to the partners for tax purposes. Therefore, the Partnership is not subject to income taxes, but its partners include their participation in the Partnership's profits in their individual tax returns. Accordingly, no provision for income taxes has been reflected in the accompanying financial statements.

     Cash equivalents -- The Partnership considers highly liquid investments with original maturities at the time of purchase of three months or less to be cash equivalents. Cash equivalents consist of time deposits with institutions with strong credit ratings. The carrying amount of cash and cash equivalents is a reasonable estimate of its fair value.

     Inventories -- Inventories are valued at cost or market, whichever is lower. Cost is determined on the average cost method.

     Property, plant and equipment -- Property, plant and equipment contributed by DuPont and Merck are carried at their net basis as of January 1, 1991 and are depreciated over the estimated useful lives of the assets, using the straight-line method. Major additions are capitalized and depreciated over the estimated useful lives of the assets using the straight-line method. Maintenance and repairs are expensed when incurred.

               AGUADILLA BRANCH OPERATIONS OF DUPONT MERCK PHARMA
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

2. INVENTORIES

     Inventories at December 31, 1994 and 1993 consisted of:

                                                                        1994          1993
                                                                     ----------    ----------

Raw materials.....................................................   $1,039,090    $1,019,847
Work in progress..................................................      548,266       120,037
Finished goods....................................................        1,525         9,097
                                                                     ----------    ----------
     Total........................................................   $1,588,881    $1,148,981
                                                                     ----------    ----------
                                                                     ----------    ----------

3. PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment at December 31, 1994 and 1993 consisted of:

                                                                     1994           1993
                                                                  -----------    -----------

Leasehold improvements.........................................   $ 6,556,465    $ 6,048,539
Machinery and equipment........................................     9,770,079      7,322,957
Furniture, fixtures and other..................................       752,230        674,534
Construction in progress.......................................     1,159,099      3,209,232
                                                                  -----------    -----------
     Total.....................................................    18,237,873     17,255,262
Accumulated depreciation and amortization......................    (3,541,273)    (2,366,650)
Reserve for property impairment................................    (5,000,000)    (5,000,000)
                                                                  -----------    -----------
Property, plant and equipment -- net...........................   $ 9,696,600    $ 9,888,612
                                                                  -----------    -----------
                                                                  -----------    -----------

     In 1993, as a result of excess capacity for the manufacture of injectables based on current market projections, a decision was made to sell the Aguadilla Plant. In the fourth quarter of 1993, as part of the partnership's restructuring plan, a reserve of $5,000,000 was established to reflect the net realizable value of the Plant.

4. ACCRUED LIABILITIES

     Accrued liabilities at December 31, 1994 and 1993 consisted of:

                                                                        1994          1993
                                                                     ----------    ----------

Pension plan (Note 5).............................................   $  724,695    $  308,160
Postretirement benefits other than pensions (Note 5)..............    1,083,022       405,236
Vacation..........................................................      188,819       136,504
Sick-leave........................................................      190,039       209,223
Other.............................................................      202,370       213,819
                                                                     ----------    ----------
     Total........................................................   $2,388,945    $1,272,942
                                                                     ----------    ----------
                                                                     ----------    ----------

5. RETIREMENT PLANS

     Pension coverage for the Aguadilla Plan employees of the Partnership is provided through a noncontributory defined benefit pension and retirement plan (the 'Plan'). Benefits under the Plan are based principally on years of service and employees' pay near retirement. The Partnership's funding policy is consistent with the requirements of federal and Puerto Rico tax laws and regulations. The Aguadilla Plant components of net pension costs, present value of accumulated plan benefits and net assets available for the payment of such benefits are not presented because such information is not determined by plant but rather at the Partnership level. Retirement plan costs are allocated based on the number of participants at each location.

               AGUADILLA BRANCH OPERATIONS OF DUPONT MERCK PHARMA
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

     Net pension costs allocated to the Aguadilla Plant for the year ended December 31, 1994 and 1993 were $600,796 (including $307,396 related to an early retirement option) and $204,135, respectively.

     In addition to providing pension benefits, the Partnership provides medical, dental and life insurance benefits for certain pensioners and beneficiaries. Substantially all of the employees of the Partnership who are eligible to retire under the pension plan, and provided they reach retirement age while working for the partnership, may become eligible for these benefits. No disbursements for providing these benefits were made during 1994.

     The Aguadilla Plant's components of net postretirement benefit costs and accrued postretirement benefit costs are not presented because such information is not determined by plant but rather at the Partnership level. These costs are allocated based on the number of employees at each location. Net postretirement benefit costs allocated to the Aguadilla Plant for the years ended December 31, 1994 and 1993 were $677,786 (includes $439,106 related to an early retirement option) and $131,536, respectively.

     During the year ended December 31, 1994, the Partnership offered its employees a voluntary early retirement option which resulted in a charge to other operating expenses by the Aguadilla Plant of $746,502.

6. COMMITMENTS

     DuPont Merck Pharma has an operating lease for the Aguadilla facilities. Such agreement is with the Puerto Rico Land Authority and expires in 2010. Future minimum lease payments are as follows:

YEAR
------------------------------------------------------------

1995........................................................      180,000
1996........................................................      180,000
1997........................................................      180,000
1998........................................................      180,000
1999........................................................      180,000
Thereafter..................................................    1,980,000
                                                               ----------
                                                               $2,880,000
                                                               ----------
                                                               ----------

     Rent expense for the years ended December 31, 1993 and 1994 amounted to $158,274 and $157,467, respectively.

7. SALE OF AGUADILLA PLANT FACILITIES

     On April 7, 1995, Faulding Puerto Rico, Inc. acquired from the Partnership the Aguadilla Plant assets and certain intellectual property rights and certain marketing rights relating to products manufactured at the facility and assumed certain liabilities of the Plant for an amount approximately equal to the net book value of the acquired assets and assumed liabilities at the date of sale. The Aguadilla Plant manufactures ampules, syringes and vials containing pharmaceutical products in injectable form, including Tridil'r', Intropin'r', acetylcysteine, metoclopramide and amikacin.

               AGUADILLA BRANCH OPERATIONS OF DUPONT MERCK PHARMA
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                     YEARS ENDED DECEMBER 31, 1994 AND 1993

     In connection with the sale of the Aguadilla Plant facilities, the following assets and liabilities, which appear in the accompanying financial statements and related notes, were excluded from the sale and were not acquired or assumed by Faulding Puerto Rico, Inc.:

Cash and cash equivalents
Accounts receivable -- except for accounts receivable due from Faulding, Inc. Accrued liabilities:
     Pension plan
     Postretirement benefits other than pensions
     Other

     All liabilities not assumed by Faulding Puerto Rico, Inc. were retained by, and remain the responsibility of, DuPont Merck Pharma.

8. SUPPLEMENTAL CASH FLOWS INFORMATION

     There were no interest or income tax payments during the year ended December 31, 1994 and 1993.

                                 PUREPAC, INC.
                              FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED JUNE 30, 1995 AND 1994

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of PUREPAC, INC.:

     We have audited the accompanying consolidated balance sheets of Purepac, Inc. and subsidiary as of June 30, 1995 and 1994 and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the three years in the period ended June 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Purepac, Inc. and its subsidiary at June 30, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended June 30, 1995 in conformity with generally accepted accounting principles.

     As discussed in Note 14 to the financial statements, the Company changed its method of accounting for income taxes effective July 1, 1993, to conform with Statement of Financial Accounting Standards No. 109.

DELOITTE & TOUCHE LLP

Parsippany, New Jersey
August 16, 1995

                                 PUREPAC, INC.
                          CONSOLIDATED BALANCE SHEETS

                                                                                               JUNE 30,
                                                                                      --------------------------
                                                                                         1995           1994
                                                                                      -----------    -----------

                                      ASSETS
Current assets:
     Cash and cash equivalents.....................................................   $ 1,156,109    $ 3,153,844
     Accounts receivable, trade (less reserves for doubtful accounts and sales allowances of $2,054,000 and $1,552,000 at June 30, 1995, and 1994,
      respectively)................................................................     9,702,889     10,973,351
     Inventory (Note 3)............................................................    17,831,934     19,189,435
     Due from affiliated companies (Note 5)........................................       172,689        --
     Other current assets..........................................................     1,806,231        504,766
     Deferred income taxes (Note 14)...............................................     3,513,038      2,806,000
                                                                                      -----------    -----------
          Total current assets.....................................................    34,182,890     36,627,396
                                                                                      -----------    -----------
Property, plant and equipment, net (Note 4)........................................    26,603,069     25,705,262
Other assets (Note 5)..............................................................     3,229,140      3,241,644
Deferred income taxes (Note 14)....................................................       914,346      1,693,000
                                                                                      -----------    -----------
          Total Assets.............................................................   $64,929,445    $67,267,302
                                                                                      -----------    -----------
                                                                                      -----------    -----------
                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable..............................................................   $ 4,843,679    $ 7,051,025
     Due to affiliated companies (Note 5)..........................................       --             119,593
     Loan payable to bank (Note 7).................................................     2,000,000        --
     Accrued expenses (Note 6).....................................................     5,008,267      4,411,866
     Accrued income taxes (Note 14)................................................       --             304,241
     Accrued preferred dividends (Note 11).........................................       520,095        520,095
                                                                                      -----------    -----------
          Total current liabilities................................................    12,372,041     12,406,820
                                                                                      -----------    -----------
Commitments and contingencies (Note 12)............................................       --             --
                                                                                      -----------    -----------
Stockholders' equity (Notes 8, 9, 10 and 11):
     Class A convertible preferred stock; par value $.01, authorized 1,834,188
      shares; issued and outstanding 834,188 (liquidation value $24,995,171).......         8,342          8,342
Common stock; par value $.01, authorized 25,000,000 shares; issued and outstanding
  12,581,223 and 12,510,098 at June 30, 1995 and 1994, respectively................       125,812        125,101
Capital in excess of par value.....................................................    24,804,252     26,261,185
Retained earnings..................................................................    27,618,998     28,465,854
                                                                                      -----------    -----------
          Total stockholders' equity...............................................    52,557,404     54,860,482
                                                                                      -----------    -----------
          Total Liabilities and Stockholders' Equity...............................   $64,929,445    $67,267,302
                                                                                      -----------    -----------
                                                                                      -----------    -----------

  The accompanying notes are an integral part of these consolidated financial statements.

                                 PUREPAC, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                  YEAR ENDED JUNE 30,
                                                                       -----------------------------------------
                                                                          1995           1994           1993
                                                                       -----------    -----------    -----------

Net sales...........................................................   $61,146,088    $70,004,673    $70,507,655
Cost of sales.......................................................    46,475,507     47,170,793     41,230,869
                                                                       -----------    -----------    -----------
Gross profit........................................................    14,670,581     22,833,880     29,276,786
                                                                       -----------    -----------    -----------
Expenses:
     Selling, general and administrative............................     9,817,278      9,409,492      9,858,130
     Research and development.......................................     6,741,066      6,796,967      5,943,651
                                                                       -----------    -----------    -----------
Total expenses......................................................    16,558,344     16,206,459     15,801,781
                                                                       -----------    -----------    -----------
Income (loss) from operations.......................................    (1,887,763)     6,627,421     13,475,005
                                                                       -----------    -----------    -----------
Other income (expense), net.........................................       (63,093)       272,695        301,043
                                                                       -----------    -----------    -----------
Income (loss) before income taxes...................................    (1,950,856)     6,900,116     13,776,048
Provision (benefit) for income taxes (Note 14)......................    (1,104,000)     2,602,000      4,616,000
                                                                       -----------    -----------    -----------
Income (loss) before preferred stock dividends......................      (846,856)     4,298,116      9,160,048
Preferred stock dividends...........................................     2,080,380      2,080,380      2,080,380
                                                                       -----------    -----------    -----------
Income (loss) before cumulative effect of a change in accounting for
  income taxes......................................................    (2,927,236)     2,217,736      7,079,668
Cumulative effect of a change in accounting for income taxes (Note
  14)...............................................................       --           4,149,000        --
                                                                       -----------    -----------    -----------
Net income (loss), available for common stock.......................   $(2,927,236)   $ 6,366,736    $ 7,079,668
                                                                       -----------    -----------    -----------
                                                                       -----------    -----------    -----------
Primary earnings per common share (Note 2)
     Income (loss) before cumulative effect of a change in
       accounting for income taxes..................................     $(.23)          $.18           $.57
     Cumulative effect of a change in accounting for income taxes
       (Note 14)....................................................       --             .33            --
     Net income (loss)..............................................     $(.23)          $.51           $.57
Weighted average number of common shares outstanding................    12,538,537     12,468,184     12,417,536
                                                                       -----------    -----------    -----------
Earnings per share assuming full dilution (Note 2):
     Income before cumulative effect of a change in accounting for
       income taxes.................................................                     $.24           $.52
     Cumulative effect of a change in accounting for income taxes
       (Note 14)....................................................                      .24            --
     Net income.....................................................                     $.48           $.52
Weighted average number of fully diluted shares.....................                   17,558,610     17,520,852

  The accompanying notes are an integral part of these consolidated financial statements.

                                 PUREPAC, INC.
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                        COMMON STOCK         CLASS A PREFERRED
                                         (NOTE 10)            STOCK (NOTE 11)     CAPITAL IN      RETAINED
                                   ----------------------    -----------------     EXCESS OF      EARNINGS
                                     SHARES       AMOUNT     SHARES     AMOUNT     PAR VALUE      (DEFICIT)        TOTAL
                                   ----------    --------    -------    ------    -----------    -----------    -----------

Balance, June 30, 1992..........   12,400,848    $124,008    834,188    $8,342    $28,708,065    $10,858,690    $39,699,105
                                   ----------    --------    -------    ------    -----------    -----------    -----------
Exercise of stock options (Note
  8)............................       27,000         270      --        --            48,668        --              48,938
Class A preferred stock dividend
  (Note 11).....................       --           --         --        --        (2,080,380)       --          (2,080,380)
Stock grant amortization........       --           --         --        --           360,546        --             360,546
Reduction of income tax
  liability from exercise of
  warrants (Note 10)............       --           --         --        --           872,185        --             872,185
Net income......................       --           --         --        --           --           9,160,048      9,160,048
                                   ----------    --------    -------    ------    -----------    -----------    -----------
Balance, June 30, 1993..........   12,427,848     124,278    834,188    8,342      27,909,084     20,018,738     48,060,442
                                   ----------    --------    -------    ------    -----------    -----------    -----------
Common stock issued pursuant to
  stock grant plan (Note 9).....       82,250         823      --        --              (823)       --             --
Class A preferred stock dividend
  (Note 11).....................       --           --         --        --        (2,080,380)       --          (2,080,380)
Stock grant amortization........       --           --         --        --           371,126        --             371,126
Reduction of income tax
  liability from exercise of
  stock options (Note 8)........       --           --         --        --            62,178        --              62,178
Net income......................       --           --         --        --           --           8,447,116      8,447,116
                                   ----------    --------    -------    ------    -----------    -----------    -----------
Balance, June 30, 1994..........   12,510,098     125,101    834,188    8,342      26,261,185     28,465,854     54,860,482
                                   ----------    --------    -------    ------    -----------    -----------    -----------
Common stock issued pursuant to
  stock grant plan (Note 9).....       71,125         711      --        --              (711)       --             --
Class A preferred stock dividend
  (Note 11).....................       --           --         --        --        (2,080,380)       --          (2,080,380)
Stock grant amortization........       --           --         --        --           366,304        --             366,304
Reduction of income tax
  liability from issuance of
  stock pursuant to stock grant
  plan (Note 9).................       --           --         --        --           257,854        --             257,854
Net income (loss)...............       --           --         --        --           --            (846,856)      (846,856)
                                   ----------    --------    -------    ------    -----------    -----------    -----------
Balance, June 30, 1995..........   12,581,223    $125,812    834,188    $8,342    $24,804,252    $27,618,998    $52,557,404
                                   ----------    --------    -------    ------    -----------    -----------    -----------
                                   ----------    --------    -------    ------    -----------    -----------    -----------

  The accompanying notes are an integral part of these consolidated financial statements.

                                 PUREPAC, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                               YEAR ENDED JUNE 30,
                                                                                    -----------------------------------------
                                                                                       1995           1994           1993
                                                                                    -----------    -----------    -----------
Cash flows from operating activities:
     Net income (loss), avaliable for common stock...............................   $(2,927,236)   $ 6,366,736    $ 7,079,668
     Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
          Depreciation and amortization..........................................     2,068,534      1,864,240      1,574,657
          Compensation expense -- stock grants...................................       366,304        371,126        360,546
          Provision for deferred taxes (including cumulative effect of accounting
            change)..............................................................       --          (2,834,000)       --
          Deferred income tax, asset.............................................        71,616        --             951,000
          Increase (decrease) in cash from:
               Accounts receivable, trade........................................     1,270,462       (667,572)    (4,052,069)
               Inventory.........................................................     1,357,501     (4,272,320)    (2,427,164)
               Other current assets..............................................      (172,465)      (231,541)        67,712
               Other assets......................................................       --             --             183,484
               Accounts payable..................................................    (2,207,346)       107,575      3,781,413
               Accrued expenses..................................................       596,401     (1,062,799)      (698,839)
               Accrued income taxes..............................................    (1,175,387)    (1,065,560)      (257,000)
               Due to/from affiliates............................................      (292,282)      (314,075)       446,245
                                                                                    -----------    -----------    -----------
                    Total adjustments............................................     1,883,338     (8,104,926)       (70,015)
                                                                                    -----------    -----------    -----------
Net cash provided by (used for) operating activities.............................    (1,043,898)    (1,738,190)     7,009,653
                                                                                    -----------    -----------    -----------
Cash flows from investing activities:
     Purchases of property, plant and equipment..................................    (2,953,837)    (5,747,689)    (7,429,619)
                                                                                    -----------    -----------    -----------
Net cash provided by (used for) investing activities.............................    (2,953,837)    (5,747,689)    (7,429,619)
                                                                                    -----------    -----------    -----------
Cash flows from financing activities:
     Proceeds from issuance of common stock......................................       --             --              48,938
     Borrowings from bank........................................................     2,000,000        --             --
                                                                                    -----------    -----------    -----------
Net cash provided by (used for) financing activities.............................     2,000,000        --              48,938
                                                                                    -----------    -----------    -----------
Increase (decrease) in cash and cash equivalents.................................   $(1,997,735)   $(7,485,879)   $  (371,028)
                                                                                    -----------    -----------    -----------
                                                                                    -----------    -----------    -----------
Cash and cash equivalents, beginning of year.....................................     3,153,844     10,639,723     11,010,751
                                                                                    -----------    -----------    -----------
Cash and cash equivalents, end of year...........................................   $ 1,156,109    $ 3,153,844    $10,639,723
                                                                                    -----------    -----------    -----------
                                                                                    -----------    -----------    -----------
Supplemental disclosure of cash flow information:
     Cash paid during the year for:
          Interest...............................................................   $    77,299    $    29,253    $    25,768
          Income taxes...........................................................   $    89,289    $ 2,355,000    $ 3,922,000
                                                                                    -----------    -----------    -----------

   The accompanying notes are an integral part of these financial statements.

                                 PUREPAC, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     At June 30, 1995, 1994 and 1993, 54%, 55% and 55%, respectively, of the outstanding common stock of Purepac, Inc. (the 'Company') was owned by Faulding Holdings Inc. ('Holdings'), a wholly-owned subsidiary of F. H. Faulding & Co. Limited ('Faulding'), a major Australian pharmaceutical company.

     On November 2, 1992, the Company changed its name from Moleculon, Inc. to Purepac, Inc.

2. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Purepac Pharmaceutical Co. ('Purepac'). All intercompany accounts and transactions have been eliminated.

REVENUE RECOGNITION

     Sales revenue is recognized upon shipment of the Company's products.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of cash, certificates of deposit and commercial paper having original maturities of three months or less.

INVENTORY

     Inventory is stated at the lower of cost (first-in, first-out) or market.

PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment is recorded at cost. Depreciation and amortization is computed using the straight-line method over the following estimated useful lives:

Building and improvements.......................................   30 years
Machinery and equipment.........................................   4-10 years
Furniture and fixtures..........................................   7-10 years
Leasehold improvements..........................................   remaining term of lease

TRADEMARKS

     Trademarks, included in other assets, are amortized over 40 years using the straight-line method, consist of the following:

                                                                         JUNE 30,    JUNE 30,
                                                                           1995        1994
                                                                         --------    --------

Cost..................................................................   $500,000    $500,000
Accumulated amortization..............................................    195,000     183,000
                                                                         --------    --------
Net book value........................................................   $305,000    $317,000
                                                                         --------    --------
                                                                         --------    --------

                                 PUREPAC, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

RESEARCH AND DEVELOPMENT COSTS

     Research and development costs, including charges for such services provided by Faulding, are charged to operations as incurred and represent the Company's independent research and development efforts.

RECLASSIFICATIONS

     Certain amounts in the 1994 and 1993 statements of operations and statements of cash flows have been reclassified to conform with the 1995 presentation.

EARNINGS PER COMMON SHARE

     Primary earnings per common share is calculated by (i) dividing income before cumulative effect of a change in accounting for income taxes less preferred dividends by the weighted average number of common shares outstanding during the year and (ii) by dividing the cumulative effect of a change in accounting for income taxes, if any, by such average number of common shares. Common stock equivalents are excluded as the effect is either not material or anti-dilutive. Earnings per share, assuming full dilution (principally from convertible preferred shares), is also presented for the years ended June 30, 1994 and 1993 and is based on the assumption that all contingently issuable shares were outstanding from the beginning of the year to the extent dilution results. For the current year ended June 30, 1995, fully diluted earnings per share is not presented as the effect would be anti-dilutive.

SUPPLEMENTAL CASH FLOW INFORMATION

     During the year ended June 30, 1995, the Company recognized a tax benefit when the Company issued 82,250 shares of common stock to employees pursuant to the Company's 1991 Restricted Stock Incentive Plan. This transaction provided the Company a tax benefit equal to the fair market value of the stock on the date of issuance. For financial reporting purposes, the tax benefit was recorded as a reduction of the deferred tax asset to the extent previously provided and the remainder of the benefit was recorded as additional capital in excess of par value. It is not reflected in the current tax provision.

     During the year ended June 30, 1994, the Company recognized a tax benefit when a holder of nonstatutory stock options purchased 14,000 shares of common stock at $1.81 per share. This transaction provided the Company a tax benefit to the extent that the fair market value of the stock issued on the exercise date exceeded the option price. For financial reporting purposes, this benefit was recorded as additional capital in excess of par value and is not reflected in the current tax provision.

     During the year ended June 30, 1993, the Company recognized a tax benefit when a holder of warrants purchased 300,000 shares of common stock at an average price of $5.17 per share. This transaction provided the Company a tax benefit to the extent that the fair market value of the stock issued on the exercise date exceeded the warrant price. For financial reporting purposes, this benefit was recorded as additional capital in excess of par value and is not reflected in the current tax provision.

3. INVENTORY

                                                                   JUNE 30,       JUNE 30,
                                                                     1995           1994
                                                                  -----------    -----------

Raw materials..................................................   $ 4,813,344    $ 7,734,277
Work-in-process................................................     5,327,342      3,676,862
Finished goods.................................................     7,691,248      7,778,296
                                                                  -----------    -----------
     Total.....................................................   $17,831,934    $19,189,435
                                                                  -----------    -----------
                                                                  -----------    -----------

                                 PUREPAC, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4. PROPERTY, PLANT AND EQUIPMENT

                                                                             JUNE 30,       JUNE 30,
                                                                               1995           1994
                                                                            -----------    -----------

Land.....................................................................   $ 2,198,968    $ 2,198,968
Buildings and improvements...............................................    13,020,845     12,592,250
Machinery and equipment..................................................    13,995,485     13,304,732
Construction in progress.................................................     6,157,784      4,342,695
                                                                            -----------    -----------
     Total cost..........................................................    35,373,082     32,438,645
Less accumulated depreciation and amortization...........................    (8,770,013)    (6,733,383)
                                                                            -----------    -----------
     Net book value......................................................   $26,603,069    $25,705,262
                                                                            -----------    -----------
                                                                            -----------    -----------

5. RELATED-PARTY TRANSACTIONS

     During the years ended June 30, 1995, 1994 and 1993, the Company paid Faulding $734,000, $2,536,000 and $2,006,000, respectively, for merchandise purchases (pursuant to agreements to market erythromycin and doxycycline, both described herein), $918,000, $1,007,000 and $458,000, respectively, for research and development services and paid Faulding Services Inc. (formerly Faulding Inc.) $225,000, $127,000 and $100,000, respectively, for business development services (pursuant to an agreement with Faulding Services Inc., described herein). Faulding Services Inc. is a 100% owned subsidiary of Holdings.

     Additionally, during the years ended June 30, 1995 and 1994, the Company was reimbursed $1,919,000 and $486,000, respectively, by Faulding for materials and services related to research and development projects and $200,000 during the year ended June 30, 1994 for the sale to Faulding of the Company's Poroplastic' technology.

     During the year ended June 30, 1994, the Company paid Faulding Services Inc. $623,000 for engineering and consulting services related to the construction of a manufacturing suite to accommodate the modified-release technology.

     During the year ended June 30, 1993, the Company paid Faulding $194,000 for engineering and consulting services related to the construction of the manufacturing suite and a $250,000 transfer fee, both to accommodate the modified-release technology.

     Included in other assets at June 30, 1995 and 1994 is $2,903,000 paid by the Company to Faulding in June 1992 to acquire the proprietary technology, including the scientific information and expertise, processes and procedures, for the manufacture and sale of the generic version of certain modified-release pharmaceutical products. The acquired technology is restricted to use, on an exclusive basis, in the United States of America and its territories.

     Amounts due from (due to) affiliated companies are payable on demand and were as follows as of:

                                                                   JUNE 30, 1995    JUNE 30, 1994
                                                                   -------------    -------------

Faulding........................................................     $ 200,007        $(123,455)
Holdings........................................................         9,677            3,000
Faulding Services Inc...........................................       (36,995)             862
                                                                   -------------    -------------
                                                                     $ 172,689        $(119,593)
                                                                   -------------    -------------
                                                                   -------------    -------------

     Purepac entered into an agreement with Faulding as of December 5, 1992, pursuant to which Purepac agreed to provide services to Faulding for the tableting of pellets and micropellets on a time and materials basis. During the year ended June 30, 1995, no related services were provided by Purepac to Faulding.

                                 PUREPAC, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition, Purepac and Faulding entered into a three-year agreement, also dated as of December 5, 1992, which is automatically renewable for successive two-year periods, pursuant to which Faulding granted Purepac a non-exclusive license to import, distribute and market an erythromycin product in the United States and the Latin American Countries, subject to certain minimum purchase requirements.

     On January 1, 1993, Purepac and Faulding Services Inc. entered into a consulting agreement, which terminates on December 31, 1995, pursuant to which Purepac retained Faulding Services Inc. to serve as a business development consultant and advisor on a non-exclusive basis.

     On August 1, 1993, Purepac entered into a ten-year agreement with Faulding Services Inc. to manufacture a specific product utilizing Faulding Services Inc. technology, processes and manufacturing methods. Faulding Services Inc., at its sole cost, shall seek all necessary approvals and/or registrations from the appropriate regulatory authority to enable the sale of the product and, upon such approval, Purepac's obligation to provide manufacturing services will commence. The parties amended this agreement in December 1994 to resolve certain inconsistencies between this agreement and an agreement with an unrelated third party, to distribute the product manufactured by Purepac. On June 27, 1995 the Company and Faulding Services Inc. entered into a Services Agreement pursuant to which Purepac agreed to provide certain services on Faulding Services Inc.'s behalf that Faulding Services Inc. had agreed to provide under the agreement with the third party.

     On  March  15,  1995  Purepac  and  Faulding  entered  into  a   three-year
non-exclusive license agreement for Purepac to import and distribute doxycycline, a delayed-release product, in the United States in exchange for certain payments to Faulding for its supply of the product to Purepac.

     Purepac and Faulding entered into two agreements as of June 26, 1995. One is a licensing agreement pursuant to which Faulding granted to Purepac an exclusive ten-year license to utilize certain technology to complete the development of a modified-release product and manufacture and sell the product in the United States. Relating to the product development, Purepac paid to Faulding most of the technology licensing fees prior to June 30, 1994 (expensed as research and development costs) with a projection of approximately $600,000 still to be paid as incurred. In addition, Purepac will be obligated to pay royalties related to net sales of the product.

     The second agreement dated as of June 26, 1995 is a ten-year Co-development, Supply and Licensing Agreement whereby Faulding will develop and deliver a certain component pellet of a modified-release product for Purepac's use in developing, manufacturing and distributing such product in the United States. Faulding will supply Purepac with pellets at a price set forth in the agreement. If the parties later concur that Purepac will manufacture the pellets, Faulding will grant Purepac an exclusive license to the pellet technology for the remainder of the term of the agreement in consideration of a technology transfer fee of $250,000 and ongoing royalty payments.

     As of June 26, 1995, Purepac entered into a one-year Services Agreement with Faulding Pharmaceutical Co., a wholly owned subsidiary of Holdings, for Purepac to provide certain customer support, warehousing, accounting and quality assurance services.

     The Company believes that the terms of the foregoing agreements are at least as favorable as those it could have obtained in comparable nonaffiliated third party transactions.

                                 PUREPAC, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

6. ACCRUED EXPENSES

                                                                                JUNE 30,      JUNE 30,
                                                                                  1995          1994
                                                                               ----------    ----------

Advertising and promotion programs..........................................   $1,320,489    $1,164,038
Medicaid rebate.............................................................      519,947       654,639
Professional fees...........................................................      825,205       644,279
Compensation and payroll taxes..............................................    1,299,511     1,024,798
All other...................................................................    1,043,115       924,112
                                                                               ----------    ----------
     Total..................................................................   $5,008,267    $4,411,866
                                                                               ----------    ----------
                                                                               ----------    ----------

7. LONG-TERM DEBT

     On May 24, 1990, the Company entered into an uncollateralized financing agreement with a commercial bank, which agreement was amended on May 24, 1992. The agreement permits the Company to borrow up to $10,000,000, of which a maximum of $5,000,000 may be borrowed under a term loan facility. Borrowings under the term loan facility mature five years from the date of the borrowing. The difference between the total financing agreement of $10,000,000 and any borrowings under the term loan facility may be utilized as revolving debt. The Company is required to meet certain financial covenants, including a minimum debt-to-equity ratio and a minimum aggregate net asset amount.

     In August 1994, the aforementioned agreement was further amended to permit the Company to borrow up to $15,000,000.

     At June 30, 1995, the Company had an outstanding loan from the bank of $2,000,000 at an interest rate of 6.64% per annum. Due to the short-term nature of this debt and related interest rates, the Company believes that the recorded amount is a reasonable estimate of fair value for the outstanding loan. At June 30, 1995, there were no outstanding letters of credit.

     At June 30, 1994, the Company had no outstanding borrowings from the bank and had an outstanding standby letter of credit of $250,000 for an alcohol drawback bond.

8. STOCK OPTIONS

1994 STOCK OPTION PLAN

     On October 18, 1994, the shareholders approved the 1994 Stock Option Plan (the '1994 Plan') which provides for issuance of up to 1,000,000 options to acquire shares of the Company's authorized common stock. The options are intended to qualify as Incentive Stock Options (statutory options) as defined by the Internal Revenue Code or as Nonstatutory Stock Options.

     Under the 1994 Plan, the Incentive Stock Options may be granted to key employees of the Company or a subsidiary of the Company and the Nonstatutory Stock Options may be granted to any key employee, officer, non-employee director or consultant to the Company or a subsidiary of the Company, with the exception that Nonstatutory Stock Options may not be granted to a holder of more than 10% of the total voting power of the Company.

     The exercise price of all Incentive Stock Options must be at least equal to the fair market value of such shares on the date of grant. The exercise price of all Nonstatutory Stock Options granted under the 1994 Plan shall be determined by the Board of Directors of the Company at the time of grant. No option granted shall be exercisable after the expiration of ten (10) years from the date of grant.

     During the year ended June 30, 1995, the Company awarded two employees 33,000 Incentive Stock Options exercisable at $9.25 per share. In July 1995, 4,600 of those options were exercisable.

                                 PUREPAC, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On July 17, 1995 the Company granted Richard Moldin, the Chief Executive Officer and President of the Company, options to purchase 150,000 shares, of which 49,382 were Incentive Stock Options and 100,618 were Nonstatutory Stock
Options,   all  at  $10.125  per  share.  None  of  the  options  are  currently exercisable.

INCENTIVE STOCK OPTIONS, TERMINATED YEAR ENDED JUNE 30, 1993

     The Company had a Stock Option Plan which was terminated in accordance with its own provisions on September 1, 1992. Under this plan, incentive stock options were granted to key employees of the Company at not less than fair market value as determined by the Board of Directors on the date of the grant. Nonstatutory options were granted at not less than 50% of the fair market value, as determined by the Board of Directors on the date of grant.

     During the year ended June 30, 1993, an employee exercised options to purchase 7,000 shares of common stock. This was the last remaining exercisable incentive stock option. The net proceeds from the 7,000 share transaction amounted to $12,688.

     Information on incentive stock option activity under the Stock Option Plan is as follows:

                                                                                      EXERCISE
                                                                         NUMBER OF      PRICE
                                                                          SHARES      PER SHARE
                                                                         ---------    ---------

Outstanding at June 30, 1991..........................................     10,000       $1.81
                                                                         ---------
Exercised.............................................................     (3,000)       1.81
                                                                         ---------
Outstanding at June 30, 1992..........................................      7,000        1.81
                                                                         ---------
Exercised.............................................................     (7,000)       1.81
                                                                         ---------
Outstanding at June 30, 1993, Final...................................     -0-
                                                                         ---------
                                                                         ---------

NON-QUALIFIED STOCK OPTIONS, TERMINATED YEAR ENDED JUNE 30, 1993

     On January 19, 1988, the Board of Directors granted five-year non-qualified stock options to a then director to purchase 30,000 shares of common stock at the fair market value of $1.8125 per share. These options were exercisable at the rate of 25% per year commencing one year from the date of grant and expiring five years from the date of grant. During the year ended June 30, 1992, the former director exercised options to purchase 10,000 shares of common stock. During the year ended June 30, 1993, the former director exercised the balance of his options and purchased 20,000 shares of common stock. This was the last remaining exercisable non-qualified stock option. The net proceeds from the 20,000 shares amounted to $36,250.

9. RESTRICTED STOCK INCENTIVE PLAN

     The shareholders approved the Company's 1991 Restricted Stock Incentive Plan (the 'Plan') for key employees of the Company. The Board of Directors have allotted 465,000 shares for the stock grant plan.

     On November 25, 1991, the Company awarded grants aggregating 275,000 shares of the Company's common stock to 15 employees. Such grants were valued at $8.125 per share, being the market value thereof on the date of grant. During the year ended June 30, 1993, due to two resignations, grants totaling 20,000 shares were terminated. During the year ended June 30, 1994, due to one resignation, grants totaling 20,000 shares were terminated. During the year ended June 30, 1995, due to two resignations, grants totaling 10,500 shares were terminated.

     On March 5, 1993, the Company awarded grants aggregating 50,000 shares of the Company's common stock to six employees. Such grants were valued at $13.8125 per share, being the market value

                                 PUREPAC, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

thereof on the date of grant. During the year ended June 30, 1994, due to one resignation, grants totaling 7,500 shares were terminated.

     During the year ended June 30, 1995, the Company issued 71,125 shares of common stock to employees pursuant to the Plan. As a result of the issuance of these shares, the Company will have an income tax deduction of $759,063 in the year ending June 30, 1996. The deduction will result in a reduction in taxes payable of approximately $288,000. In the same year, for financial reporting purposes, the tax benefit will be recorded as a reduction of the deferred tax asset to the extent previously provided and the remainder of the benefit will be recorded as additional capital in excess of par value. It will not be reflected in the reported earnings or the earnings per share calculations.

     During the year ended June 30, 1994, the Company issued 82,250 shares of common stock to employees pursuant to the Plan. As a result of the issuance of these shares, the Company had an income tax deduction of $1,346,844 in the year ended June 30, 1995. The deduction resulted in a reduction in taxes payable of approximately $512,000. In that year, for financial reporting purposes, the tax benefit was recorded as a reduction of the deferred tax asset to the extent previously provided and the remainder of the benefit was recorded as additional capital in excess of par value. It was not reflected in the reported earnings or the earnings per share calculations.

     Information on the Restricted Stock Incentive Plan activity is as follows:

                                                                     NUMBER OF GRANTS AWARDED, BY DATE
                                                                    ------------------------------------
                                                                    NOVEMBER 25, 1991      MARCH 5, 1993
                                                                    -----------------      -------------

Outstanding at June 30, 1992.....................................        275,000
                                                                    -----------------
     Terminated..................................................        (20,000)
     Grants awarded..............................................        --                    50,000
                                                                    -----------------      -------------
Outstanding at June 30, 1993.....................................        255,000               50,000
                                                                    -----------------      -------------
     Terminated..................................................        (20,000)              (7,500)
     Shares Issued...............................................        (82,250)              --
                                                                    -----------------      -------------
Outstanding at June 30, 1994.....................................        152,750               42,500
                                                                    -----------------      -------------
     Terminated..................................................        (10,500)              --
     Shares Issued...............................................        (56,250)             (14,875)
                                                                    -----------------      -------------
Outstanding at June 30, 1995.....................................         86,000               27,625
                                                                    -----------------      -------------
                                                                    -----------------      -------------

10. COMMON STOCK AND WARRANTS

     On February 1, 1987, the Company granted to Allen & Company Incorporated five-year warrants to purchase an aggregate of 400,000 shares of common stock of which 200,000 were exercisable at $4.00 per share (Series A Warrants) and 200,000 at $10.00 per share (Series B Warrants). Pursuant to a written agreement entered into in January 1992, the Series B Warrants originally issued to purchase 200,000 shares at $10.00 per share were amended to purchase 100,000 shares at $7.50 per share. In addition, the amendment extended the expiration date of exercise of both series of warrants from February 1, 1992 to a period of 90 days commencing on the effective date of the related Form S-3 Registration Statement. The Form S-3 and related prospectus became effective on April 24, 1992 and, during the year ended June 30, 1992, the warrants were exercised to purchase 300,000 shares of common stock. The gross proceeds from this transaction amounted to $1,550,000.

     During the year ended June 30, 1993, the Company issued in aggregate 27,000 shares of common stock upon exercises of both incentive stock options and non-qualified stock options discussed in Note 8. The net proceeds from these transactions amounted to $48,938.

                                 PUREPAC, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     During the year ended June 30, 1994, the Company issued in aggregate 82,250 shares of common stock to employees, pursuant to the Company's 1991 Restricted Stock Incentive Plan discussed in Note 9. The Company received no proceeds from this transaction.

     During the year ended June 30, 1995, the Company issued in aggregate 71,125 shares of common stock to employees, pursuant to the Company's 1991 Restricted Stock Incentive Plan discussed in Note 9. The Company received no proceeds from this transaction.

11. PREFERRED STOCK

     The authorized but unissued preferred stock may be issued from time to time, in one or more series, by the Board of Directors.

     In 1987, the Company issued and sold to Holdings 834,188 shares of the Class A preferred stock at $29.34 per share, or $23,133,223, net of expenses of $1,341,853. These shares provide for a cumulative dividend of 8.5% per annum, which dividend accrues until such time as the Company shall have profits, surpluses or other funds legally available for payment of dividends. Dividends accrue on each share of Class A preferred stock on a daily basis at 8.5% per annum of liquidation value and are payable quarterly on the first days of January, April, July and October, beginning in January 1988. If any accrued dividends, for any reason, are not paid on these days, then such dividend shall be considered in arrears and, until paid, shall continue to be accrued on the liquidation value (purchase price less dividends paid) plus dividends in arrears.

     During the years ended June 30, 1995, 1994 and 1993, all current year preferred dividends totaling $2,080,380, each year were paid. The quarterly dividend of $520,095 was declared and accrued at June 30, 1995 and subsequently paid on July 3, 1995.

     Each share of Class A preferred stock may be converted, at the election of the holder, into six shares of common stock. At June 30, 1995, 5,005,128 shares of common stock were reserved for issuance under the terms of the Class A preferred stock.

     In the event of any liquidation, dissolution or winding up of the Company, the holders of Class A preferred stock shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, whether from capital, surplus or earnings, amounts in cash equal to the sum of $29.34 per share plus all accrued and unpaid dividends.

     On or after December 1, 1997, the Company may, at its election, redeem any or all shares of Class A preferred stock. For each share of Class A preferred stock redeemed, the Company shall be obligated to pay a redemption price of $29.34 per share plus any accrued and unpaid dividends.

12. COMMITMENTS AND CONTINGENCIES

LEASES

     The Company leases certain of its equipment and property under operating leases which provide for monthly lease payments and, in certain instances, provide options to purchase the property at fair market value. For the years ended June 30, 1995, 1994 and 1993, total rental expense for operating leases amounted to $427,000, $315,000 and $341,000, respectively. The following is a schedule of future minimum rental payments under such operating leases:

FISCAL YEAR ENDING JUNE 30,
---------------------------

            1996              .........................................................   $362,000
            1997              .........................................................    297,000
            1998              .........................................................    209,000
            1999              .........................................................     34,000
            2000              .........................................................          0

                                 PUREPAC, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In prior years, the Company had a contingent liability associated with a property lease it had previously occupied in Cambridge, Massachusetts. During the year ended June 30, 1995, this property was purchased by the tenant, thereby extinguishing that contingent liability.

LITIGATION

     Purepac, Inc. announced on January 4, 1995 that it had been named as a defendant in a lawsuit filed in the United States District Court for the District of New Jersey entitled Dechter vs. Purepac, Inc., Robert H. Bur and Russell J. Reardon, 94 Civ. 6195. The complaint, which purported to be a class action on behalf of purchasers of Purepac, Inc. common stock, challenged the timeliness of the Company's prior public disclosure concerning compliance by its wholly-owned subsidiary, Purepac Pharmaceutical Co., with current Good Manufacturing Practices and the receipt by that subsidiary of a warning letter from the U.S. Food and Drug Administration ('FDA'). The lawsuit asserted, among other things, violations of Section 10(b) of the Securities Exchange Act of 1934 and certain common law claims.

     The Company believed the allegations in the complaint to be entirely without merit, and filed a motion to dismiss the complaint in March 1995. A hearing before the court was held on the Company's motion to dismiss on Monday, September 11, 1995. At that hearing, the court granted the Company's motion, and dismissed the complaint in its entirety, finding that the complaint failed to allege any actual violation of the U.S. securities laws on the part of Purepac, Inc. or its senior executives.

     The court's dismissal of the complaint technically ends the case. Pursuant to the court's decision, the plaintiffs have the opportunity to consider filing a motion with the court for permission to submit a proposed amended complaint to address the deficiencies that led to the court's dismissal of the current action. If this occurs, the Company will have the opportunity to oppose such a motion, and intends to do so vigorously.

     On or about June 9, 1995, an action was commenced against the Company in the United States District Court for the District of Delaware entitled Merck & Co., Inc. v. Purepac Pharmaceutical Co. Case No. 95-495. The complaint alleges that the Company's recent submission of an Abbreviated New Drug Application ('ANDA') to the FDA for approval of a generic drug product developed by the Company which would be the Company's generic version of a branded drug manufactured by Merck constituted an act of infringement on certain patents owned by Merck with respect to such product as listed in the FDA's Orange Book of Approved Drug Products with Therapeutic Equivalence Evaluations (15th ed.
1995).

     The complaint alleges that the Company has represented and certified to the FDA that its proposed generic product is 'bioequivalent' to Merck's branded product, and that by virtue of this representation, Purepac would be able to rely on Merck's safety and efficacy data for such product rather than having to conduct its own safety and efficacy studies for submission to the FDA. The complaint further alleges that Purepac has informed Merck that its proposed generic drug product will not infringe on the listed patents owned by Merck with respect to Merck's product on the grounds that the Company's generic product does not contain all of the elements of the claims of the listed Merck patents with respect to Merck's products. In the complaint, Merck disputes the Company's assertion of non-infringement, and seeks, among other things, (a) a judgment that the Company's proposed generic product is covered by Merck's patent, (b) an order delaying any FDA approval of the Company's ANDA until the expiration of Merck's patents, (c) an order enjoining the Company from the commercial manufacture or sale of any product that infringes on Merck's patents with respect to Merck's product, and (d) alternatively, an order requiring the Company to make further disclosure to the FDA regarding the bioequivalence of its proposed product. Further, the complaint also seeks money damages in an unspecified amount in the event that the Company manufactures, uses or sells any product found to infringe Merck's patents.

                                 PUREPAC, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company is involved in litigation incidental to the conduct of its business, in addition to the above matters, and does not believe that the ultimate adverse resolutions of any, or all, thereof would have a material adverse effect on its financial position, results of operations or cash flows.

13. EMPLOYEE BENEFIT PLANS

     In January 1990, the Company adopted a defined benefit pension plan (the 'Plan'). The Plan covers employees who have one year or more of credited service and whose employment is not governed by a collective bargaining agreement. Net periodic pension cost is comprised of the components listed below, as determined using the projected unit credit actuarial cost method. The Company's funding policy is to make annual contributions to the Plan in such amounts necessary to fund benefits provided under the Plan on the basis of information furnished by the Company's actuary.

                                                                                      YEAR ENDED JUNE 30,
                                                                                --------------------------------
                                                                                  1995        1994        1993
                                                                                --------    --------    --------

Net Periodic Pension Cost
     Service cost for benefits earned during the period......................   $298,412    $327,922    $234,223
     Interest cost on projected benefit obligation...........................    151,444     118,241      82,294
     Return on plan assets...................................................    (87,570)    (63,115)    (34,228)
     Amortization of prior service cost......................................     18,423      26,737      26,737
     Amortization of actuarial loss..........................................        561      33,037      11,918
                                                                                --------    --------    --------
          Total..............................................................   $381,270    $442,822    $320,944
                                                                                --------    --------    --------
                                                                                --------    --------    --------

                                                                                        JUNE 30,       JUNE 30,
                                                                                          1995           1994
                                                                                       -----------    -----------

Funded Status and Obligations of the Plan
     Actuarial present value of accumulated benefit obligations.....................   $ 1,080,476    $   965,302
     Vested benefits included in above..............................................   $   962,519    $   828,390
                                                                                       -----------    -----------
     Projected benefit obligation...................................................   $ 2,342,912    $ 2,265,250
     Plan assets at fair value......................................................    (1,446,850)    (1,056,776)
     Unrecognized prior service cost................................................      (158,606)      (293,504)
     Unrecognized net gain (loss)...................................................      (198,720)      (610,429)
                                                                                       -----------    -----------
          Accrued pension obligation................................................   $   538,736    $   304,541
                                                                                       -----------    -----------
                                                                                       -----------    -----------

     The discount rate used in determining the projected benefit obligations was 8% at June 30, 1995, an increase of 1.5% from June 30, 1994. The rate of increase in future compensation levels used in the determination was 5.5% and 4.5% for June 30, 1995 and 1994, respectively. The expected long-term rate of return on the Plan's assets used in determining pension cost was 8% for both years.

     The Company also has a 401(K) savings and investment plan established January 1, 1990, which allows employees to defer up to 15% of their salary, with the Company matching 25% of employees' contributions not exceeding 5% of their salary. The plan was amended, effective January 1, 1991, to increase the Company match from 25% to 50% of the first 5% of employees' contribution and, effective July 1, 1991, to increase the Company matching contribution to 50% of each employee's contribution not exceeding 6% of an employee's salary. The Company's contribution charged to operations for the years ended June 30, 1995, 1994 and 1993 was $222,000, $197,000 and $183,000, respectively.

14. INCOME TAXES

     The Company adopted Statement of Financial Accounting Standard No. 109, 'Accounting for Income Taxes' ('SFAS 109'), effective July 1, 1993. This statement supersedes Statement of Financial Accounting Standard No. 96, 'Accounting for Income Taxes' ('SFAS 96'). The cumulative effect of

                                 PUREPAC, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

adopting SFAS 109 on the Company's financial statements for the year ended June 30, 1994, was to increase income by $4,149,000 ($.33 per primary common share and $.24 per share on a fully diluted basis) with a corresponding increase in the deferred tax asset.

     Deferred income tax assets, both current and non-current, reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating loss and tax credit carryforwards.

     In current and subsequent years, the income tax expense provision will not include the benefit of recognizing available loss carryforwards to the extent they have already been recognized as a deferred tax asset. Instead, there will be a reduction in the deferred tax asset when such benefits are utilized to reduce taxes payable.

     The decrease in the current year's deferred tax assets resulted primarily from the recognition of tax deductible items in the current year.

     Net deferred tax assets consisted of the following as of:

                                                                                          JUNE 30,      JUNE 30,
                                                                                            1995          1994
                                                                                         ----------    ----------
Current Deferred Tax Asset:
     Reserve for doubtful accounts....................................................   $  779,000    $  589,000
     Reserve for inventory obsolescence...............................................      509,000       623,000
     Sundry accruals..................................................................      557,000       656,000
     Stock grant amortization.........................................................       --            97,000
     Federal operating loss carryforwards.............................................    1,021,000       533,000
     Federal tax credit carryforwards.................................................      707,000       404,000
     State operating loss carryforwards...............................................      198,000        --
                                                                                         ----------    ----------
                                                                                          3,771,000     2,902,000
                                                                                         ----------    ----------
Current Deferred Tax Liability:
     Stock grant amortization.........................................................      158,000        --
     Prepaids.........................................................................       96,000        77,000
     Property, plant and equipment....................................................        4,000        19,000
                                                                                         ----------    ----------
                                                                                            258,000        96,000
                                                                                         ----------    ----------
Net Current Deferred Tax Asset........................................................   $3,513,000    $2,806,000
                                                                                         ----------    ----------
                                                                                         ----------    ----------
Non-Current Deferred Tax Asset:
     Stock grant amortization.........................................................   $  392,000    $  252,000
     Federal operating loss carryforwards.............................................    3,416,000     3,904,000
     Federal tax credit carryforwards.................................................       --           303,000
                                                                                         ----------    ----------
                                                                                          3,808,000     4,459,000
                                                                                         ----------    ----------
Non-Current Deferred Tax Liability:
     Property, plant and equipment....................................................    2,609,000     2,591,000
     License amortization.............................................................      285,000       175,000
                                                                                         ----------    ----------
                                                                                          2,894,000     2,766,000
                                                                                         ----------    ----------
Net Non-Current Deferred Tax Asset....................................................   $  914,000    $1,693,000
                                                                                         ----------    ----------
                                                                                         ----------    ----------

                                 PUREPAC, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The provision for income taxes was comprised of the following:

                                                                          YEAR ENDED JUNE 30,
                                                                ---------------------------------------
                                                                   1995           1994          1993
                                                                -----------    ----------    ----------

Current
     Federal.................................................   $(1,026,000)   $1,047,000    $2,580,000
     State...................................................      (150,000)      366,000     1,085,000
                                                                -----------    ----------    ----------
                                                                 (1,176,000)    1,413,000     3,665,000
Deferred
     Federal.................................................        61,000     1,149,000       951,000
     State...................................................        11,000        40,000        --
                                                                -----------    ----------    ----------
          Total provision (benefit)..........................   $(1,104,000)   $2,602,000    $4,616,000
                                                                -----------    ----------    ----------
                                                                -----------    ----------    ----------

     The current year's provision for income taxes includes a $325,000 benefit related to a reversal of prior years tax provisions resulting from completed income tax examinations.

     The Company has net operating losses and tax credits available as carryforwards to reduce future federal income taxes. State tax losses are also available as carryforwards. At June 30, 1995, for federal tax purposes, the net operating loss and tax credit carryforwards amounted to $13,048,000 and $707,000, respectively; they expire through 2003. The future utilization of the net operating loss carryforwards by the Company is subject to limitation under provisions of the Internal Revenue Code. In addition, the Company will carryback its current year's federal net operating loss and recover approximately $1,000,000 of federal income tax.

     A reconciliation of the statutory federal rate to the effective tax rate is as follows:

                                                                                  YEAR ENDED JUNE 30,
                                                                                ------------------------
                                                                                1995      1994      1993
                                                                                ----      ----      ----

Statutory federal rate.......................................................   (34 %)     34 %      34 %
State taxes net of federal benefit...........................................    (4 )       4         6
Benefit of utilizing net operating loss carryforwards........................   --        --        (7)
Reversal of prior year provisions............................................   (17 )     --        --
Other........................................................................   (2)       --          1
                                                                                ----      ----      ----
     Effective tax rate......................................................   (57 %)     38 %      34 %
                                                                                ----      ----      ----
                                                                                ----      ----      ----

15. SEGMENT INFORMATION

     The Company operates in one business segment, i.e., the manufacture and sale of generic pharmaceutical products. For the year ended June 30, 1995, three customers each accounted for approximately 13%, 11% and 10% of sales. Sales to the three customers were $7.8 million, $6.9 million and $6.3 million, respectively. For the year ended June 30, 1994, two customers each accounted for approximately 12% and 11% of sales. Sales to the two customers were $8.3 million and $8.1 million, respectively. For the fiscal year ended June 30, 1993, one customer with sales of $7.1 million accounted for 10% of sales.

16. SUBSEQUENT EVENTS

     On August 10, 1995, the Company announced its intent to (a) execute a Stock Purchase Agreement with its majority stockholder, Holdings, providing for Holdings to exchange all of the capital stock of each of Faulding Puerto Rico, Inc., a Delaware corporation ('FPR'), Faulding Pharmaceutical Co., a Delaware corporation ('FPC'), and Faulding Medical Device Co., a Delaware corporation ('FMDC'), each a wholly-owned subsidiary of Holdings (collectively, the 'Acquired Companies'), for 2,253,521 shares of the Company's Common Stock, subject to adjustment as a result of changes in the net asset

                                 PUREPAC, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

value of the Acquired Companies from June 30, 1995 through the closing date ('Share Exchange'), and (b) execute a Preferred Stock Purchase Agreement providing for Holdings to purchase on the closing date of the Share Exchange for an aggregate purchase price of $15 million, 150,000 shares of a newly designated Class B Preferred Stock, which shall accrue dividends at the rate of 4.5% per annum, have a liquidation preference of $100 per share, plus the amount of any accrued but unpaid dividends, and shall be convertible after the first anniversary of issuance, at the ratio of 10.433 for one, into shares of Purepac Common Stock.

     Faulding Puerto Rico, Inc. was organized to acquire a small volume parenteral product and oral liquid pharmaceutical product manufacturing facility located in Aguadilla, Puerto Rico (the 'Facility') from the DuPont Merck Pharmaceutical Company and DuPont Merck Pharma. The Facility, which was acquired in April 1995, manufactures ampules, syringes and vials of 2 ml to 30 ml containing six generic pharmaceutical products in injectable form, Tridil'r', Intropin'r', Bretylol'r', acetylcysteine, metoclopramide and amikacin. In addition to acquiring the Facility, FPR acquired the intellectual property rights, including the United States trademarks for Tridil'r' and Intropin'r', and the rights to market and sell the majority of such products in the United States. The Facility also acts as a contract manufacturer for two unrelated pharmaceutical companies.

     Faulding Pharmaceutical Co., originally organized as Faulding Hospital Products, Inc., was recently established to perform the United States sales and marketing activities for the products produced by FPR at its Aguadilla facility and for certain of Faulding's products manufactured at its Mulgrave, Victoria, Australia manufacturing facility, including certain of its anti-cancer products. The products currently marketed and sold by FPC are injectable pharmaceutical products, however, additional forms of products, including oral solids, may be sold by FPC in the future, particularly if such products are complementary with FPC's injectable product portfolio.

     Faulding Medical Device Co., originally organized as DBL Inc., was established to design, develop, manufacture and market injectable related disposable devices and drug delivery system devices. The devices are designed to enhance either the speed, safety, or sterility of injectable drug delivery. While FMDC has developed and/or acquired the exclusive license in the United States to several of such products, to date none of such products is commercially available in the United States and only one of such products has received FDA marketing approval. However, additional drug-specific approvals are required from the FDA for this product before the medical device, pre-filled with a drug, can be sold.

     The proposed transactions described above are subject to a number of conditions, including, without limitation, the approval of the Company's non-Holdings stockholders and other conditions to closing. It is currently anticipated that the closing will occur on or about December 31, 1995.

                                 PUREPAC, INC.
                              FINANCIAL STATEMENTS
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)

                                 PUREPAC, INC.
                          CONSOLIDATED BALANCE SHEETS

                                                                                      SEPTEMBER 30,     JUNE 30,
                                                                                          1995            1995
                                                                                      -------------    -----------
                                                                                       (UNAUDITED)

                                      ASSETS
Current assets:
     Cash and cash equivalents.....................................................    $   743,113     $ 1,156,109
     Accounts receivable...........................................................      9,756,128       9,702,889
     Inventory (Note 3)............................................................     16,832,640      17,831,934
     Due from affiliated companies.................................................        --              172,689
     Other current assets..........................................................      3,135,075       1,806,231
     Deferred income taxes (Note 5)................................................      3,513,038       3,513,038
                                                                                      -------------    -----------
          Total current assets.....................................................     33,979,994      34,182,890
                                                                                      -------------    -----------
Property, plant and equipment, net.................................................     26,509,150      26,603,069
Other assets.......................................................................      3,226,014       3,229,140
Deferred income taxes (Note 5).....................................................        724,346         914,346
                                                                                      -------------    -----------
          Total assets.............................................................    $64,439,504     $64,929,445
                                                                                      -------------    -----------
                                                                                      -------------    -----------

                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable..............................................................    $ 5,493,784     $ 4,843,679
     Due to affiliated companies...................................................         91,145         --
     Loan payable to bank..........................................................      3,000,000       2,000,000
     Accrued expenses..............................................................      4,269,699       5,008,267
     Accrued preferred dividends...................................................        520,095         520,095
                                                                                      -------------    -----------
          Total current liabilities................................................     13,374,723      12,372,041
                                                                                      -------------    -----------
Stockholders' equity (Note 4)
     Class A convertible preferred stock; par value $.01, authorized 1,834,188
      shares; issued and outstanding 834,188 (liquidation value $24,995,171).......          8,342           8,342
     Common stock; par value $.01, authorized 25,000,000 shares; issued and outstanding 12,581,223 at September 30, 1995 and June 30, 1995,
      respectively.................................................................        125,812         125,812
     Capital in excess of par value................................................     24,387,800      24,804,252
     Retained earnings.............................................................     26,542,827      27,618,998
                                                                                      -------------    -----------
          Total stockholders' equity...............................................     51,064,781      52,557,404
                                                                                      -------------    -----------
          Total liabilities and stockholders' equity...............................    $64,439,504     $64,929,445
                                                                                      -------------    -----------
                                                                                      -------------    -----------

  The accompanying notes are an integral part of these consolidated financial statements.

                                 PUREPAC, INC.
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                                          THREE MONTHS ENDED
                                                                                            SEPTEMBER 30,
                                                                                      --------------------------
                                                                                         1995           1994
                                                                                      -----------    -----------

Net sales..........................................................................   $14,166,712    $16,876,313
Cost of sales......................................................................    11,654,559     12,678,729
                                                                                      -----------    -----------
Gross profit.......................................................................     2,512,153      4,197,584
                                                                                      -----------    -----------
Expenses:
     Selling, general and administrative...........................................     2,255,102      2,471,463
     Research and development......................................................     1,950,591      1,764,533
                                                                                      -----------    -----------
          Total expenses...........................................................     4,205,693      4,235,996
                                                                                      -----------    -----------
Income (loss) from operations......................................................    (1,693,540)       (38,412)
                                                                                      -----------    -----------
Other income (expense), net........................................................       (40,631)          (393)
                                                                                      -----------    -----------
Income (loss) before income taxes..................................................    (1,734,171)       (38,805)
Provision (benefit) for income taxes (Note 5)......................................      (658,000)       (14,000)
                                                                                      -----------    -----------
Income (loss) before preferred stock dividends.....................................    (1,076,171)       (24,805)
Preferred stock dividends..........................................................       520,095        520,095
                                                                                      -----------    -----------
Net income (loss), available for common stock......................................   $(1,596,266)   $  (544,900)
                                                                                      -----------    -----------
                                                                                      -----------    -----------
Primary earnings per common share (Note 2):
     Net income (loss).............................................................         $(.13)         $(.04)
                                                                                      -----------    -----------
Weighted average number of common shares outstanding...............................    12,581,223     12,510,098
                                                                                      -----------    -----------
Earnings per share, assuming full dilution (Note 2)................................
                                                                                      -----------    -----------

  The accompanying notes are an integral part of these consolidated financial statements.

                                 PUREPAC, INC.
               CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                                                           THREE MONTHS ENDED
                                                                                             SEPTEMBER 30,
                                                                                       --------------------------
                                                                                          1995           1994
                                                                                       -----------    -----------

Cash flows from operating activities:
Net income (loss), available for common stock.......................................   $(1,596,266)   $  (544,900)
Adjustments to reconcile net income (loss) to net cash provided by (used for)
  operating activities:
     Depreciation and amortization..................................................       519,543        520,404
     Compensation expense -- stock grants...........................................        66,946         96,316
     Deferred income tax, asset.....................................................       190,000        247,947
     Increase (decrease) in cash from:
          Accounts receivable.......................................................       (53,239)    (1,112,878)
          Inventory.................................................................       999,294        575,816
          Other current assets......................................................      (444,147)      (447,407)
          Accounts payable..........................................................       650,105       (518,350)
          Accrued expenses..........................................................      (738,568)      (569,294)
          Accrued income taxes......................................................      (848,000)        57,403
          Due to/from affiliates....................................................       263,834        (24,834)
                                                                                       -----------    -----------
               Total adjustments....................................................       605,768     (1,174,877)
                                                                                       -----------    -----------
Net cash provided by (used for) operating activities................................      (990,498)    (1,719,777)
                                                                                       -----------    -----------
Cash flows from investing activities:
Purchases of property, plant and equipment..........................................      (422,498)      (725,325)
                                                                                       -----------    -----------
Net cash provided by (used for) investing activities................................      (422,498)      (725,325)
                                                                                       -----------    -----------
Cash flows from financing activities:
Borrowings from bank................................................................     1,000,000        --
                                                                                       -----------    -----------
Net cash provided by (used for) financing activities................................     1,000,000        --
                                                                                       -----------    -----------
Increase (decrease) in cash and cash equivalents....................................   $  (412,996)   $(2,445,102)
                                                                                       -----------    -----------
                                                                                       -----------    -----------
Cash and cash equivalents, beginning of period......................................     1,156,109      3,153,844
                                                                                       -----------    -----------
Cash and cash equivalents, end of period............................................   $   743,113    $   708,742
                                                                                       -----------    -----------
                                                                                       -----------    -----------
Supplemental disclosure of cash flow information:
     Cash paid during the period for:
          Interest..................................................................   $    54,332    $     6,764
          Income taxes..............................................................   $   --         $   --
                                                                                       -----------    -----------

  The accompanying notes are an integral part of these consolidated financial statements.

                                 PUREPAC, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

     Notes  to  the  Financial  Statements  included  in  Purepac,  Inc.'s  (the
'Company') Form 10-K for the year ended June 30, 1995 contain information pertinent to the accompanying financial statements. There has been no material change in the information contained in such footnotes except as set forth below. The Consolidated Balance Sheet at September 30, 1995, the Consolidated Statements of Operations for the three months ended September 30, 1995 and 1994 and the Consolidated Statements of Cash Flows for the three months ended September 30, 1995 and 1994 have not been audited.

     In the opinion of management, all adjustments (consisting only of normal recurring entries) necessary for a fair presentation of such financial results have been included.

1. CONSOLIDATION

     The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Purepac Pharmaceutical Co. ('Purepac').

2. EARNINGS PER COMMON SHARE

     Primary earnings per common share is calculated by (i) dividing income before the cumulative effect of a change in accounting for income taxes less preferred dividends by the weighted average number of common shares outstanding during the period and (ii) by dividing the cumulative effect of a change in accounting for income taxes, if any, by such average number of common shares. Common stock equivalents are excluded as the effect is either not material or anti-dilutive. Earnings per share assuming full dilution is not presented as the effect would be anti-dilutive.

3. INVENTORY

                                                                            SEPTEMBER 30,     JUNE 30,
                                                                                1995            1995
                                                                            -------------    -----------

Raw materials............................................................    $ 6,889,121     $ 4,813,344
Work-in-process..........................................................      3,515,696       5,327,342
Finished goods...........................................................      6,427,823       7,691,248
                                                                            -------------    -----------
     Total...............................................................    $16,832,640     $17,831,934
                                                                            -------------    -----------
                                                                            -------------    -----------

4. CAPITAL STOCK

     During the quarter ended September 30, 1995, no additional shares were issued.

     A reconciliation of the change in total stockholders' equity is as follows:

                                               PAR VALUE
                                                  OF
                                              COMMON AND     CAPITAL IN                        TOTAL
                                               PREFERRED      EXCESS OF      RETAINED      STOCKHOLDERS'
                                                 STOCK        PAR VALUE      EARNINGS         EQUITY
                                              -----------    -----------    -----------    -------------

Balance, June 30, 1995.....................   $   134,154    $24,804,252    $27,618,998     $ 52,557,404
Class A preferred stock dividend...........                     (520,095)                       (520,095)
Stock grant amortization...................                       66,946                          66,946
Reduction of income tax liability from
  issuance of stock grants.................                       36,697                          36,697
Net income (loss)..........................                                  (1,076,171)      (1,076,171)
                                              -----------    -----------    -----------    -------------
Balance, September 30, 1995................   $   134,154    $24,387,800    $26,542,827     $ 51,064,781
                                              -----------    -----------    -----------    -------------
                                              -----------    -----------    -----------    -------------

                                 PUREPAC, INC.
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
                                  (UNAUDITED)

5. ACCOUNTING FOR INCOME TAXES

     The Company adopted Statement of Financial Accounting Standard No. 109 ('SFAS 109'), 'Accounting for Income Taxes,' effective July 1, 1993. Beginning with the adoption of SFAS 109, the income tax expense provision will not include the benefit of recognizing available loss carryforwards to the extent they have already been recognized as a deferred tax asset. Instead, there will be a reduction in the deferred tax asset when such benefits are utilized to reduce taxes payable.

     Deferred income tax assets, both current and non-current, reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (b) operating loss and tax credit carryforwards.

     The provision (benefit) for income tax expense was comprised of the following:

                                                                                   THREE MONTHS ENDED
                                                                                      SEPTEMBER 30,
                                                                                  ---------------------
                                                                                    1995         1994
                                                                                  ---------    --------

Current
     Federal...................................................................   $(533,000)   $ (6,000)
     State.....................................................................     (63,000)     (2,000)
                                                                                  ---------    --------
                                                                                   (596,000)     (8,000)
Deferred
     Federal...................................................................     (24,000)     (5,000)
     State.....................................................................     (38,000)     (1,000)
                                                                                  ---------    --------
          Total provision (benefit)............................................   $(658,000)   $(14,000)
                                                                                  ---------    --------
                                                                                  ---------    --------

                            ------------------------

     The Company has net operating losses and tax credits available as carryforwards to reduce future payments of federal income taxes. State tax losses are also available as carryforwards. At September 30, 1995, for federal tax purposes, the net operating loss and tax credit carryforwards amounted to $13,048,000 and $707,000, respectively; they expire through 2003. The future utilization of the net operating loss carryforwards is subject to limitation under provisions of the Internal Revenue Code.

6. LEGAL PROCEEDINGS

     On September 11, 1995, the United States District Court for the District of New Jersey granted the Company's motion to dismiss the complaint filed against the Company and certain of its senior executives in a lawsuit entitled Dechter vs. Purepac, Inc., Robert H. Bur and Russell J. Reardon, 94 Civ. 6195. The complaint, which purported to be a class action on behalf of purchasers of Purepac, Inc. common stock, asserted, among other things, violations of Section 10(b) of the Securities Exchange Act of 1934 and certain common law claims. At that hearing, the court dismissed the complaint in its entirety, finding that the complaint failed to allege any actual violation of the U.S. Securities laws on the part of Purepac, Inc. or its senior executives. Pursuant to the court's decision, the plaintiffs had the opportunity to consider filing a motion with the court for permission to submit a proposed amended complaint to address the deficiencies that led to the court's dismissal of the current action. The plaintiffs elected not to file such a motion, thereby terminating such litigation.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                       EXHIBIT A

                            STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT, dated as of January 23, 1996, between Faulding Holdings Inc., a Delaware corporation (the 'Seller'), and Purepac, Inc., a Delaware corporation (the 'Buyer').

                                   WITNESSETH

     WHEREAS, the Seller is the owner of (i) all of the issued and outstanding shares (the 'FPR Shares') of the common stock of Faulding Puerto Rico, Inc., a Delaware corporation ('FPR'), representing all of the issued and outstanding capital stock of FPR, (ii) all of the issued and outstanding shares (the 'FPC Shares') of the common stock of Faulding Pharmaceutical Co., a Delaware corporation ('FPC'), representing all of the issued and outstanding capital stock of FPC, and (iii) all of the issued and outstanding shares (the 'FMDC Shares') of the common stock of Faulding Medical Device Co., a Delaware corporation ('FMDC'), representing all of the issued and outstanding capital stock of FMDC, and wishes to transfer the ownership of FPR, FPC and FMDC (the 'Acquired Companies') to the Buyer in a transaction qualifying as a tax-free reorganization, as contemplated by Section 368 of the Internal Revenue Code of 1986, as amended;

     WHEREAS, to accomplish the foregoing, the Seller wishes to exchange all of the FPR Shares, FPC Shares and FMDC Shares (collectively, the 'Shares') for newly issued shares of capital stock of the Buyer, on the terms and conditions and for the consideration described below in this Agreement; and

     WHEREAS, simultaneously with the execution of this Agreement, the Seller and the Buyer are executing and delivering an agreement (the 'Preferred Stock Purchase Agreement'), providing, among other things, for the purchase by the Seller of shares of a new class of convertible preferred stock of the Buyer having an aggregate liquidation/redemption preference of $15,000,000, and convertible into shares of Common Stock of the Buyer, for a purchase price of $15,000,000 in cash, all as set forth in such Preferred Stock Purchase Agreement;

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties made herein and of the mutual benefits to be derived herefrom, the parties hereto agree as follows:

                                       I
                        PURCHASE AND SALE OF THE SHARES

     1.1 Purchase and Sale of the Shares. Subject to the terms and conditions hereof, the Seller will sell all of the Shares to the Buyer and the Buyer will purchase all of the Shares from the Seller in consideration for the delivery to the Seller at the Closing of 2,253,521 shares of Common Stock, $.01 par value, of the Buyer, such number of shares of Common Stock being subject to adjustment in accordance with Section 1.4 hereof (the 'Purepac Stock').

     1.2 Closing. The closing of the sale and purchase of the Shares (the 'Closing') shall take place at the offices of Parker Duryee Rosoff & Haft, a professional corporation, 529 Fifth Avenue, New York, New York 10017, at 1:00 p.m. on February 29, 1996, or such other time and date as the parties may agree to in writing (the 'Closing Date').

     At the Closing:

          (a) the Seller will deliver to the Buyer, free and clear of all liens, claims, charges and encumbrances, certificates representing all of the Shares duly endorsed for transfer to the Buyer or accompanied by stock powers or other instruments of transfer duly executed for transfer to the Buyer, and accompanied by all requisite stock transfer stamps;

          (b) the Buyer will deliver to the Seller, free and clear of all liens, claims, charges and encumbrances, a certificate representing 2,253,521 shares of Purepac Stock (subject to the provisions of Section 1.4) registered in the name of the Seller;

          (c) the Seller will deliver to the Buyer the Estimated Closing Balance Sheet, as hereinafter defined; and

          (d) the Buyer and the Seller shall each deliver to the other those items required to be delivered pursuant to Article VII hereof.

     1.3 Preparation of Closing Balance Sheets.

     (a) The Seller shall prepare an estimated balance sheet (the 'Estimated Closing Balance Sheet') of the Acquired Companies as at February 29, 1996 in accordance with generally accepted accounting principles consistently applied in accordance with the past practices of the Acquired Companies ('GAAP'), which Estimated Closing Balance Sheet shall be based upon the January 31, 1996 balance sheets of the Acquired Companies as adjusted to give effect to estimated changes therein and adjustments thereto through February 29, 1996. At the Closing, the Seller shall deliver the Estimated Closing Balance Sheet to the Buyer and provide the Buyer with a calculation of the estimated Net Asset Value of the Acquired Companies as at February 29, 1996 (the 'Estimated Net Asset Value').

     (b) On or prior to April 15, 1996, the Seller shall deliver to the Buyer a balance sheet of the Acquired Companies as at February 29, 1996 (the 'Actual Closing Balance Sheet') together with a calculation of the Net Asset Value as at February 29, 1996 (the 'Audited Net Asset Value'). The calculation of the
Audited  Net  Asset  Value  shall  be audited  by  Deloitte  &  Touche  LLP (the
'Accountants'), and shall be accompanied by a report from the Accountants stating that the Audited Net Asset Value presents fairly in all material respects the Net Asset Value of the Acquired Companies at February 29, 1996. The determination of the Audited Net Asset Value as so reported on by the Accountants shall be conclusive and binding on the parties. The costs of the audit will be borne by the Buyer.

     (c) For the purposes of this Agreement, 'Net Asset Value' shall mean the value of the tangible assets of the Acquired Companies plus the book value of the patents and trademarks of such companies, less all liabilities of the Acquired Companies other than intercompany debt owed to Faulding or F. H. Faulding & Co. Limited, all as determined in accordance with GAAP as of the relevant date. Any changes in Net Asset Value arising from costs associated with patents and trademarks incurred prior to June 30, 1995, but which were not reflected on the balance sheets of the Acquired Companies as at June 30, 1995, shall be excluded from the calculation of Net Asset Value.

     1.4 Adjustments to Purchase Price. In the event that the Estimated Net Asset Value is less than $17,878,028, the number of shares of Purepac Stock set forth in Section 1(b) delivered by the Buyer to the Seller at the Closing shall be reduced by such whole number of shares (rounded down to the nearest whole number of shares) as shall equal (x) the amount of the shortfall divided by (y)
8.875. In the event the Estimated Net Asset Value is greater than $17,878,028, the number of shares of Purepac Stock to be delivered by the Buyer to the Seller pursuant to Section 1(b) shall be increased by such number of whole additional shares (rounded down to the nearest whole number of shares) of Purepac Stock as shall equal (x) the amount of such excess divided by (y) 8.875. Upon the determination by the Accountants of the Audited Net Asset Value, (i) if the Audited Net Asset Value exceeds the Estimated Net Asset Value, then the Buyer shall, within three business days, deliver to the Seller certificates representing such number of additional shares of Purepac Stock as shall equal
(x) the amount of such excess divided by (y) 8.875, or (ii) if the Audited Net Asset Value is less than the Estimated Net Asset Value, then the Seller shall, within three business days, surrender to the Buyer a certificate representing such number of whole shares (rounded down to the nearest whole share) of Purepac Stock as shall equal (x) the amount of such shortfall divided by (y) 8.875, together with a stock power duly endorsed for transfer of such number of shares to the Buyer.

                                       II
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                       AS TO THE AGREEMENT AND THE SHARES

     The Seller represents and warrants to the Buyer as follows with the knowledge and understanding that the Buyer is relying materially on such representations and warranties.

     2.1 Organization and Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Seller has all requisite corporate power to carry on its business as it is now being conducted.

     2.2 Capitalization; Title to Shares. The authorized capital stock of each of the Acquired Companies, the number of shares of capital stock which are issued and outstanding and the par value thereof are as set forth in Section 2.2 of the Seller's Disclosure Schedule. All of such shares of capital stock that are issued and outstanding are duly authorized, validly issued and outstanding, fully paid and nonassessable, and owned of record and beneficially by the Seller free and clear of all liens, claims, charges and encumbrances, and were not issued in violation of the preemptive rights of any person. Upon the closing of the transactions contemplated hereby, the Buyer will acquire title to the Shares, free and clear of all liens, claims, charges and encumbrances. There are no subscriptions, options, warrants, rights or calls or other commitments or agreements to which the Seller or any of the Acquired Companies is a party or by which any of them is bound, calling for any issuance, transfer, sale or other disposition of any class of securities of any of the Acquired Companies. There are no outstanding securities convertible or exchangeable, actually or contingently, into shares of capital stock or any other securities of any of the Acquired Companies.

     2.3 Authority. The Seller has the full power and authority to execute this Agreement and each other agreement to be executed by the Seller in connection with the transactions contemplated hereby, and this Agreement constitutes, and all such other agreements will constitute, when executed and delivered by the Seller in accordance herewith, the valid and binding obligations of the Seller, enforceable in accordance with their respective terms, subject to general principles of equity and bankruptcy or other laws relating to or affecting the rights of creditors generally. The execution and delivery of this Agreement and the agreements contemplated hereby, and the performance of the Seller's obligations hereunder and thereunder have been duly authorized by the Board of Directors of the Seller, and ratified by the sole stockholder of the Seller, F.H. Faulding & Co. Limited, an Australian corporation ('FHF').

     2.4 Acquisition of Purepac Stock for Investment. The Seller is acquiring the Purepac Stock for investment purposes, with no present intention to distribute or liquidate such stock or to transfer such stock in violation of applicable securities laws, including without limitation the Securities Act of 1933, as amended (the 'Act').

     2.5 No Conflicts, etc. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default under any provision of the certificate of incorporation or by-laws of the Seller or of any of the Acquired Companies, or any mortgage, indenture, lease, stockholders' agreement or other agreement, instrument, applicable law or license applicable to the Seller or any of the Acquired Companies or any of the properties of the Acquired Companies.

     2.6 Governmental Approvals. No license, permit, franchise, approval, order or consent of, and no registration, declaration or filing with, any federal, state or local, or any foreign governmental authority is required on the part of the Seller or any of the Acquired Companies in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, the failure of which to obtain would have a material adverse effect upon the financial condition, properties, assets, liabilities or business of any of the Acquired Companies. Except as set forth in Section 2.6 of the Seller's Disclosure Schedule, no consent of any third party is required to be obtained by the Seller or any of the Acquired Companies in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, the failure of which to obtain would have a material adverse effect upon the financial condition, properties, assets, liabilities or business of any of the Acquired Companies.

     2.7 Brokers. Neither the Seller, FPR, FPC nor FMDC has made any agreement or taken any action with any person or taken any action which would cause any person to be entitled to any agent's, broker's or finder's fee or commission in connection with the transactions contemplated by this Agreement.

     2.8 Disclosure Schedule Complete. The Seller shall promptly supplement the Seller's Disclosure Schedule if events occur prior to the Closing Date that would have been required to be disclosed had they existed at the time of executing this Agreement. The Seller's Disclosure Schedule, as supplemented prior to the Closing, will contain a true, correct and complete list and description of all items required to be set forth therein. The Seller's Disclosure Schedule is expressly incorporated herein by reference. Notwithstanding the foregoing, any such supplement to the Seller's Disclosure Schedule following the date hereof shall not in any way affect the Buyer's right not to consummate the transactions contemplated hereby as set forth in Article VIII hereof.

     2.9 No Omissions or Untrue Statements. None of the information relating to any of the Acquired Companies or the Seller supplied in writing or to be supplied in writing by any of the Acquired Companies or the Seller specifically for inclusion in the Proxy Statement (as defined in Section 7.6) to be distributed to the Buyer's stockholders in connection with the Stockholders' Meeting (as defined in Section 7.5), at the respective times that the Proxy Statement is filed with the Securities and Exchange Commission (the 'Commission'), first mailed to the Buyer's stockholders and the Stockholders' Meeting takes place, as the case may be, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Buyer shall give notice to the Seller in advance of the dates of such filing, mailing and meeting sufficient to permit the Seller to give notice to the Buyer of any change in facts or circumstances which would result in any such statement or omission.

                                      III
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                                   AS TO FPR

     The Seller represents and warrants to the Buyer as follows with the knowledge and understanding that the Buyer is relying materially on such representations and warranties. To the extent that the representations and warranties set forth in this Article III relate to facts and circumstances prior to April 7, 1995, such representations and warranties are made to the knowledge of the Seller, based solely on the representations and warranties made to the Seller contained in the Purchase and Sale Agreement dated March 10, 1995 among FPR, The DuPont Merck Pharmaceutical Company and DuPont Merck Pharma (the 'DuPont Acquisition Agreement'), a copy of which has been provided to the Buyer.

     3.1 Organization and Standing. FPR is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. FPR has all requisite corporate power to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary under applicable law except where the failure to qualify (individually or in the aggregate) does not have any material adverse effect on the business of FPR. The copies of the Certificate of Incorporation and by-laws of FPR (certified by the Secretary of FPR), as amended to date, delivered to the Buyer, are true and complete copies of these documents as now in effect. FPR does not own any capital stock in any other corporation, business trust or similar entity. The minute books of FPR are accurate in all material respects.

     3.2 Properties. FPR has good and marketable title to all of the assets and properties reflected on the balance sheet included in the FPR Financial Statements (as hereinafter defined), or thereafter acquired, in each case free and clear of any liens, claims or encumbrances. Any lease of material real or personal property to which FPR is a party is a valid, binding and enforceable obligation of FPR, and, to the knowledge of the Seller, the other parties thereto in accordance with its terms. FPR is not in material default in the performance of any material provision thereunder. The use thereof by FPR of the real property leased by it does not materially violate any local zoning or similar land use laws.

     3.3 Financial Statements. Section 3.3 of the Seller's Disclosure Schedule contains (i) balance sheets of the Facility acquired by FPR from DuPont Merck Pharma as of December 31, 1993, September 30, 1994, and December 31, 1994, (ii) the balance sheet of FPR as of September 30, 1995 and the related statement of operations for the three months then ended (collectively with the foregoing 'Unaudited Financial Statements') and (iii) the balance sheet of FPR as of June 30, 1995 and the related statement of operations, statement of cash flows and statement of stockholders' equity of FPR for the period beginning April 7, 1995 and ending June 30, 1995, together with the report of Deloitte & Touche LLP thereon (the 'Audited FPR Financial Statements', and together with the Unaudited Financial Statements, the 'FPR Financial Statements'). The FPR Financial Statements, including the notes thereto, present fairly, in all material respects, the financial position and results of operations of FPR as of the dates and periods indicated, prepared in accordance with generally accepted accounting principles consistently applied ('GAAP'). Without limiting the generality of the foregoing, (i) except as set forth in Section 3.3 of the Seller's Disclosure Schedule, to the knowledge of the Seller, there is no basis for any assertion against FPR as of the date of said balance sheets of any material debt, liability or obligation of any nature not fully reflected or reserved against in such balance sheets or in the notes thereto; and (ii) there are no assets of FPR the value of which (in the reasonable judgment of FPR) are materially overstated in said balance sheets. Except as disclosed therein or in
Section 3.3 of the Seller's Disclosure Schedule or as incurred in the ordinary course of business since the date of the most recent balance sheet, FPR does not have any known material contingent liabilities (including liabilities for taxes).

     3.4 Accounts Receivable; Inventories. The accounts receivable of FPR on the latest balance sheet contained in the FPR Financial Statements (except those collected since such date) and such additional accounts receivable as are reflected in Section 3.4 of the Seller's Disclosure Schedule (which sets forth the accounts receivable on the books of FPR as of September 30, 1995 and an aging schedule (to the nearest month) of such receivables) have been generated in the ordinary course of business and reflect a bona fide obligation for the payment of goods or services provided by FPR. The inventories reflected on the latest balance sheet contained in the FPR Financial Statements and those inventories owned by FPR on the date hereof are in good, merchantable and usable condition and include no obsolete or discontinued items, or items which have failed quality testing, in each case except to the extent reserved against on such balance sheet.

     3.5  Absence of Certain Changes  or Events. Except as  set forth in Section
3.5 of the Seller's Disclosure Schedule, since Septmber 30, 1995 there has not been:

          (i)   any  material   adverse  change  in   the  financial  condition,
     properties, assets, liabilities or business of FPR;

          (ii) any material damage, destruction or loss of any material properties of FPR, whether or not covered by insurance;

          (iii) any material adverse change in the manner in which the business of FPR has been conducted;

          (iv) any material adverse change in the treatment and protection of trade secrets or other confidential information of FPR;

          (v) any material change in the business or contractual relationship of FPR with any employee, customer or supplier which might reasonably be expected to materially and adversely affect the business of FPR;

          (vi) declared, set aside, made or paid any dividend with respect to its capital stock or otherwise purchased or redeemed any shares of its capital stock;

          (vii) incurred, prepaid, forgiven or cancelled any indebtedness other than in the ordinary course of business;

          (viii) acquired or disposed of any assets, or entered into any agreement or arrangement of any nature except in the ordinary course of business; and

          (ix) any agreement by FPR, whether written or oral, to do any of the foregoing.

     3.6 Taxes.

     (a) For purposes of this Agreement, (1) 'Tax' (and, with correlative meaning, 'Taxes') shall mean any federal, state, local or foreign income, alternative or add-on minimum, business, employment, franchise, occupancy, payroll, property, sales, transfer, use, value added, withholding or other tax, levy, impost, fee, imposition, assessment or similar charge together with any related addition to tax, interest, penalty or fine thereon; and (2) 'Returns' shall mean all returns (including, without limitation, information returns and other material information), reports and forms relating to Taxes.

     (b) FPR has duly filed all Returns required to be filed by it. All such Returns were, when filed, and to the knowledge of the Seller are, accurate and complete in all material respects and were prepared in conformity with applicable laws and regulations in all material respects. FPR has paid or, if not yet due, will pay in full or has adequately reserved against all Taxes otherwise assessed against it through the Closing Date.

     (c) FPR is not a party to any pending action or proceeding by any governmental authority for the assessment of any Tax, and no claim for assessment or collection of any Tax related to FPR has been asserted against FPR that has not been paid. No Return of FPR is currently under audit by the Internal Revenue Service or any other governmental authority. There are no Tax liens upon the assets (other than the lien of property taxes not yet due and payable) of FPR. There is no valid basis, to the knowledge of the Seller, for any assessment, deficiency, notice, 30-day letter or similar intention to assess any Tax to be issued to FPR by any governmental authority.

     (d) All Taxes which FPR is required to collect or withhold have been duly and timely collected and withheld and have been set aside in accounts for such purposes, or to the extent required when due, have been duly and timely paid to the proper governmental authority.

     (e) FPR has submitted to the Commonwealth of Puerto Rico an application for an industrial tax exemption, a copy of which, and copies of all responses and correspondence relating thereto, have been provided in full to the Buyer.

     3.7 Contracts Listed; No Default. Section 3.7 of the Seller's Disclosure Schedule contains a complete and correct list as of the date hereof of all agreements, contracts and commitments of the following types, written or oral, to which FPR is a party or by which FPR or any of its properties is bound as of the date hereof: (i) mortgages, indentures, security agreements, letters of credit, loan agreements and other agreements, guarantees and instruments relating to the borrowing of money or extension of credit; (ii) employment, consulting, severance and agency agreements; (iii) collective bargaining agreements; (iv) bonus, profit-sharing, compensation, stock option, stock purchase, pension, severance, retirement, deferred compensation or other plans, trusts or funds for the benefit of employees, officers, agents or directors (whether or not legally binding); (v) sales agency, manufacturer's representative or distributorship agreements; (vi) agreements, orders or commitments for the purchase of raw materials, supplies or finished products exceeding $100,000; (vii) agreements, orders or commitments for the sale of its products exceeding $100,000; (viii) licenses of Intellectual Property (as hereinafter defined), transfer of technology or know how and other intellectual property rights; (ix) confidentiality agreements (including agreements binding any of FPR's employees and their respective former employers); (x) agreements or commitments for capital expenditures in excess of $20,000 for any single project (it being warranted that all undisclosed agreements or commitments for capital projects do not exceed $20,000 in the aggregate for all projects); (xi) brokerage or finder's agreements; (xii) stockholders' agreements and any agreements restricting the transfer of any of the FPR Shares; and (xiii) joint venture and partnership agreements; (xiv) leases for real and personal property; and other agreements, contracts and commitments which in any case involve payments or receipts of more than $100,000. The Seller has made available to the Buyer complete and correct copies of all such written agreements, contracts and commitments, together with all amendments thereto, and provided accurate descriptions of all oral agreements listed in Section 3.7 of the Seller's Disclosure Schedule. All agreements, contracts and commitments of the type described in this Section 3.7 are in full force and effect in accordance with their respective terms and there does not exist thereunder as of the date hereof any default by FPR or to the Seller's knowledge, any other party thereto, or event or condition which, after notice or lapse of time or both, would constitute a default thereunder on the part of FPR or, to the Seller's knowledge, any other party thereto.

     3.8 Litigation. There is no judicial or administrative action, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened which affects or could affect materially FPR or result in any liability on the part of FPR in excess of $25,000 in the aggregate, or which involves or could involve the validity of this Agreement or any agreement or instrument executed or to be executed in connection herewith or of any action taken or to be taken in connection therewith. The Seller has delivered or made available to the Buyer in accordance with the terms of this Agreement copies of the files of FPR containing all information with respect to (i) customer complaints relating to product performance since January 1, 1989, (ii) recalls of products or notifications therefor by any Governmental Authority or voluntarily by FPR since January 1, 1989, and (iii) claims made or threatened which FPR has put in the hands of its insurance carriers since January 1, 1989 relating to personal or other injuries or other damages resulting from the production, manufacture, sale or use of any products produced, manufactured or sold by FPR.

     3.9 Compliance with Laws and Regulations. FPR is in compliance, in all material respects, with all laws, rules, regulations, orders and requirements (federal, state and local and foreign) applicable to it in all jurisdictions where its business is conducted or to which it is subject, including, without limitation, all applicable civil rights and equal opportunity employment laws and regulations, and all federal, antitrust, antimonopoly and fair trade practice laws, except where the failure to comply would not have a material adverse effect upon FPR. The Seller knows of no assertion by any party that FPR is in violation in any material respect of any such laws, rules, regulations, orders, restrictions or requirements with respect to its operations and no notice in that regard has been received by FPR.

     3.10 Governmental Licenses, Permits, Etc. FPR has all material governmental licenses, permits, authorizations and approvals necessary for the conduct of its business as currently conducted ('FPR Licenses and Permits'). Section 3.10 of the Seller's Disclosure Schedule includes a list of all FPR Licenses and Permits. All FPR Licenses and Permits are in full force and effect, and no proceedings for the suspension or cancellation of any thereof is pending or threatened. Specifically identified in Section 3.10 of the Seller's Disclosure
Schedule is a complete list of all Approved New Drug Applications ('ANDAS') and all Abbreviated Antibiotic Applications filed with the United States Food and Drug Administration (the 'FDA'), and any similar filings with any agency or department of any foreign government which regulates the production or sale of pharmaceutical products, as well as all pending applications and amendments thereto in connection with obtaining any of such registrations, approvals or authorizations. Except as disclosed in Section 3.10 of the Seller's Disclosure Schedule, all applications and amendments previously filed by FPR in connection with receiving such FPR Licenses and Permits were correct at the time such applications were granted and made in accordance and substantial compliance with all applicable rules, regulations and instructions for the filing of the same. Access to all applications previously made or pending, including all related files, correspondence, notes and telephone logs (as well as all written reports known to FPR relating to field trials, clinical studies or laboratory testing relating to its products or products being developed by it) in connection therewith, all of which documents are maintained at FPR's principal office, has been provided to the Buyer. Following the Closing, the Seller shall assist the Buyer in obtaining the continuation or transfer of such permits, licenses, franchises, orders, registrations or other approvals as may be required by the transaction contemplated hereby. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will result in the revocation, cancellation or suspension of any of the FPR Licenses and Permits.

      3.11 Environmental Compliance.

     (a) Except  as  set  forth  in Section  3.11  of  the  Seller's  Disclosure
Schedule, the business, operations, property and assets of FPR (and, to the knowledge of the Seller, the business of any subtenant or licensee which is occupying or has occupied any space on any premises of FPR, the activities of which could result in any material adverse liability to FPR) have been and are in compliance in all material respects with all, and are not in material violation of any, applicable federal, state and local or foreign laws, rules and regulations, including but not limited to the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, including the 1986 Amendments thereto, the Superfunds Amendments and Reauthorization Act ('CERCLA') and the Resource Conservation and

Recovery Act ('RCRA'), as well as any other laws, rules or regulations relating to environmental protection or hazardous or toxic waste (collectively, the 'Environmental Laws').

     (b) Except as set forth in Section 3.11 of the Seller's Disclosure Schedule, no suit, action, claim, proceeding, nor investigation, review or inquiry by any court or federal, state, county, municipal or local governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (all of the foregoing collectively referred to as 'Governmental Entity') concerning any material violation of any Environmental Laws by FPR is pending or, to the knowledge of the Seller, threatened in writing, including but not limited to matters relating to environmental protection or hazardous or toxic waste. The Seller does not know of any reasonable basis or ground for any such suit, claim, investigation, inquiry or proceeding.

     3.12 Insurance. FPR is covered by insurance policies, or renewals thereof, as identified and described in Section 3.12 of the Seller's Disclosure Schedule. The Seller will maintain such insurance (other than insurance relating to liability of officers and directors) up to and including June 30, 1996. FPR has not received written notice from any insurer or agent of such insurer that improvements or expenditures are required to be made in order to continue such insurance in effect and, so far as known to the Seller, no such improvements or expenditures are required (other than premium payments). There is no liability under any insurance policy in the nature of a retroactive rate adjustment or loss sharing or similar arrangement except as set forth in Section 3.12 of the Seller's Disclosure Schedule.

     3.13 Condition of Assets. The equipment, fixtures and other personal property of FPR are in good operating condition and repair (ordinary wear and tear excepted) for the conduct of the business of FPR as now being conducted.

     3.14 Employees, Labor Matters, etc.

     (a) Section 3.14 of the Seller's Disclosure Schedule contains a complete and correct list of the names of all directors, officers and salaried employees of FPR as of October 17, 1995. There is no payment of salary or other deferred cash compensation for services that has not been paid for more than 30 days past the date on which such payment would ordinarily be made in the ordinary course of business that is owed by FPR to any of its directors, officers, employees, trustees, agents, brokers, representatives or other personnel, current and former, or any beneficiaries, dependents or survivors of the foregoing, in an amount in excess of $10,000 in the aggregate (including, without limitation, expense reimbursement and severance payments), in accordance with the terms of their respective employment arrangements or under their employment, severance or agency agreements, if any.

     (b) Except as set forth in Section 3.14 of the Seller's Disclosure Schedule, none of the employees of FPR is represented by any labor union or collective bargaining unit and the Seller is not aware of any organizational efforts taking place with respect to such representation of its employees.

     3.15 Employee Agreements.

     (a) For purposes of this Agreement, the following definitions apply:

          (i) 'ERISA' means the Employee Retirement Income Security Act of 1974, as amended, and any regulations promulgated thereunder.

          (ii) 'Multi-employer Plan' means a plan, as defined in ERISA Section 3(37), to which FPR or any Related Entity (as hereinafter defined) contributes or is required to contribute.

          (iii) 'Employee Plan' means any plan described in Section 3(3) of ERISA (other than a Multi-employer Plan) to which FPR or any Related Entity contributes, sponsors, maintains or otherwise is bound to with regard to any benefits on behalf of the employees of FPR.

          (iv)  'Employee  Pension Plan'  means any  Employee Plan  described in
     Section 3(2) of ERISA.

          (v) 'Employee Welfare Plan' means any Employee Plan other than an Employee Pension Plan.

          (vi) 'Compensation Arrangement' means any plan or compensation arrangement other than an Employee Plan, whether written or unwritten, to which FPR is subject to liability, which provides to employees of FPR, former employees, officers, directors or stockholders of FPR any material compensation or other material benefits, whether deferred or not, in excess of base salary or wages, including, but not limited to, any bonus or incentive plan, stock rights plan, deferred compensation arrangement, life insurance, stock purchase plan, severance pay plan and any other employee fringe benefit plan.

          (vii) 'Related Entity' means any entity which is a member of a controlled group of corporations which includes FPR or the Buyer, as applicable, or which is under common control with FPR or the Buyer, as applicable, as set forth in Sections 414(b), (c), (m) and (o) of the Code.

     (b) Section 3.15 of the Seller's Disclosure Schedule lists, all (1) written employment agreements and collective bargaining agreements to which FPR is a party; (2) material Compensation Arrangements; (3) Employee Welfare Plans, Employee Pension Plans and consulting agreements under which FPR or any Related Entity has or may have any material monetary obligations to employees of FPR, or consultants of FPR or their beneficiaries or legal representatives or under which any such persons may have any rights against FPR. FPR has previously made available to the Buyer true and complete copies of all of the foregoing employment  contracts,  collective  bargaining  agreements,  Employee  Plans and
Compensation Arrangements, including descriptions of any material unwritten contracts, agreements, Compensation Arrangements or Employee Plans, as amended to date. In addition, with respect to any Employee Plan which continues after the Closing Date, FPR has previously delivered or made available to the Buyer
(1) any related trust agreements, master trust agreements, annuity contracts or insurance contracts; (2) certified copies of all Board of Directors' resolutions adopting such plans and trust documents and amendments thereto; (3) current investment management agreements; (4) custodial agreements; (5) fiduciary liability insurance policies; (6) indemnification agreements; (7) the most recent determination letter issued by the Internal Revenue Service with respect to the qualification of any Employee Plan under the provisions of Section 401(a) of the Code; (8) copies of all 'advisory opinion letters', 'private letter rulings' and 'no action letters' that were issued by any governmental or quasi-governmental agency with respect to any Employee Plan; (9) Annual Reports (Form 5500 Series) and Schedules A and B thereto for the last plan year; (10) all actuarial reports prepared for the last plan year; (11) all certified financial statements for the last plan year; and (12) all current Summary Plan Descriptions, Summaries of Material Modifications and Summary Annual Reports.

     (c) Except as otherwise disclosed in Section 3.15 of the Seller's Disclosure Schedule:

          (i) No Employee Pension Plan is subject to Title IV of ERISA.

          (ii) Each Employee Plan and Compensation Arrangement, to the knowledge of the Seller, currently substantially complies and has substantially complied in the past, both as to form and operation, with its terms and with the applicable provisions of ERISA, the Age Discrimination in Employment Act and all other applicable Federal or State or foreign laws, rules and regulations. Each Employee Plan and Compensation Arrangement has been administered to date in substantial compliance with the requirements of ERISA and the Code, and FPR has substantially complied with all reporting and disclosure requirements by any governmental agency.

          (iii) With respect to any Multi-employer Plan, neither FPR nor any Related Entity is required to make any contribution thereto.

          (iv) FPR has complied in all material respects with the continuation coverage requirements, as defined in Section 4980B(f) of the Code.

          (v) There are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of the Seller, which could reasonably be expected to be asserted against any Employee Plan or
     Compensation Arrangement or the assets of any such Plan. No civil or criminal action brought pursuant to the Code or ERISA with respect to any Employee Plan or Compensation Arrangement is pending or, to the knowledge of the Seller, threatened against any fiduciary which is a Related Entity or employee thereof. None of the Employee Plans or Compensation Arrangements, or any fiduciary of any Employee Plan or Compensation Arrangement which is a Related Entity or employee thereof, to the knowledge of the Seller, currently is the subject of any audit, investigation or examination by any governmental or quasi-governmental agency, nor is FPR aware of the existence of any facts that would lead it to believe that any such audit, investigation or examination is pending or threatened.

          (vi) FPR does not sponsor, maintain or contribute to any Employee Plan or Compensation Arrangement that provides retiree medical or retiree life insurance coverage to former employees of FPR other than any such benefits described under Section 4980B of the Code or Part 6 of Title I of ERISA.

          (vii) With respect to each Employee Plan:

             (A) each Employee Pension Plan has received a favorable determination letter (or is the subject of an outstanding request for such a letter) with regard thereto or is based on a prototype plan which has received a favorable determination letter;

             (B) to the knowledge of the Seller, neither FPR nor any Related Entity has, with respect to any Employee Plan, engaged in a prohibited transaction, as such term is defined in Code Section 4975 or ERISA
        Section 406, which would subject FPR or the Buyer to any taxes, penalties or other liabilities resulting from prohibited transactions under Code Section 4975 or under ERISA Sections 409 or 502(i);

             (C) to the knowledge of the Seller, no event has occurred and no condition exists that would subject FPR or the Buyer to any tax under Code Sections 4971, 4972, 4976, 4977 or 4979 or a fine under ERISA
        Section 502(c);

             (D) all insurance premiums, including PBGC premiums, required to be paid on or prior to the Closing Date with regard to each Employee Plan have been or will be paid; and

             (E) FPR and each Related Entity has or will have, as of the Closing Date, made all contributions or payments to or under such Employee Plans required by law or by the terms of such Plans or any contract or agreements to have been made by the Closing Date. To the knowledge of the Seller, as of the date of this Agreement, the aggregate current value of all vested accrued benefit obligations under all Employee Pension Plans does not exceed the aggregate current value of all assets of such plans allocable to such vested accrued benefit obligations.

     3.16 Business Locations. FPR does not own or lease any real or personal property in any state or country except as set forth in Section 3.16 of the Seller's Disclosure Schedule.

     3.17 Intellectual Property. Section 3.17 of the Seller's Disclosure Schedule lists all of the Intellectual Property (as hereinafter defined) used by FPR which constitutes a material patent, trade name, trademark, service mark, copyright or application for any of the foregoing. Intellectual Property means all of FPR's right, title and interest in and to all patents, trade names, assumed names, trademarks, service marks, proprietary technology, processes and rights, proprietary names, copyrights (including any registration and pending applications for any such registration for any of them) together with all the goodwill relating thereto, and all other intellectual property of FPR. Other than as disclosed in Section 3.17 of the Seller's Disclosure Schedule, FPR has not any licenses granted by or to it or other agreements to which it is a party, relating in whole or in part to any Intellectual Property, whether owned by it or otherwise. All of the patents, trademark registrations and copyrights listed in Section 3.17 of the Seller's Disclosure Schedule as owned by FPR are to the knowledge of the Seller valid and in full force and effect. To the knowledge of the Seller, FPR is not infringing upon, or otherwise violating, the rights of any third party with respect to any Intellectual Property. Except as otherwise set forth in Section 3.17 of the Seller's Disclosure Schedule, no proceedings have been instituted against or claims in writing received by FPR, nor to the knowledge of the Seller are any proceedings threatened alleging any such violation.

     3.18 Bank Accounts. Section 3.18 of the Seller's Disclosure Schedule contains a correct and complete list of each bank and financial institution in which FPR maintains an account or a safe deposit box, the account numbers of such accounts and the names of the authorized signatories for each such account.

     3.19 Selling Materials and Policies. The Seller has delivered to the Buyer copies of all current catalogs and brochures relating to products manufactured and or sold by FPR and the pricing structure for volume and promotional discounts relating to such products.

     3.20 Warranties. Section 3.20 of the Seller's Disclosure Schedule sets forth a true and complete list of the forms of all express warranties and guaranties made by FPR to third parties with respect to any products sold or leased, or services rendered. No product or service of FPR has, at any time, been subject to any voluntary or governmental recall and the Seller knows of no presently existing circumstances that would constitute a valid basis therefor.

     3.21 Customers and Suppliers. Neither the Seller nor FPR has reason to believe that, either as a result of the transactions contemplated hereby or for any other reason (exclusive of expiration of a contract upon the passage of time), any present material customer or supplier of FPR will not continue to conduct business with FPR after the Closing Date in substantially the same manner as it has conducted business with FPR in the past.

                                       IV
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                                   AS TO FPC

     The Seller represents and warrants to the Buyer as follows with the knowledge and understanding that the Buyer is relying materially on such representations and warranties.

     4.1 Organization and Standing. FPC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. FPC has all requisite corporate power to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary under applicable law except where the failure to qualify (individually or in the aggregate) does not have any material adverse effect on the business of FPC. The copies of the Certificate of Incorporation and by-laws of FPC (certified by the Secretary of FPC), as amended to date, delivered to the Buyer, are true and complete copies of these documents as now in effect. FPC does not own any capital stock in any other corporation, business trust or similar entity. The minute books of FPC are accurate in all material respects.

     4.2 Properties. FPC has good and marketable title to all of the assets and properties reflected on the balance sheet included in the Financial Statements (as hereinafter defined), or thereafter acquired, in each case free and clear of any liens, claims or encumbrances. Any lease of material, real or personal property to which FPC is a party is a valid, binding and enforceable obligation of FPC, and, to the knowledge of the Seller, the other parties thereto in accordance with its terms. FPC is not in material default in the performance of any material provision thereunder. The use thereof by FPC of the real property leased by it does not materially violate any local zoning or similar land use laws.

     4.3 Financial Statements. Section 4.3 of the Seller's Disclosure Schedule contains (i) the balance sheet of FPC as of June 30, 1995 and the related statement of operations, statement of cash flows and statement of stockholders' equity of FPC for the period beginning April 7, 1995 and ending June 30, 1995 together with the report of Deloitte & Touche LLP thereon (the 'FPC Audited Financial Statements') and the balance sheet of FPC as of September 30, 1995 and the related statement of operations, statement of cash flows and statement of stockholders' equity of FPC for the three month period ending September 30, 1995 (together with the Audited Financial Statements, the 'FPC Financial Statements'). The FPC Audited Financial Statements have been examined, audited and reported upon by Deloitte & Touche LLP without qualification. The FPC
Financial Statements, including the notes thereto, present fairly, in all material respects, the financial position and results of operations of FPC as of the dates and periods indicated, prepared in accordance with GAAP. Without limiting the generality of the foregoing, to the knowledge of the Seller (i) there is no basis for any assertion against FPC as of the date of said balance sheet of any material debt, liability or obligation of any nature not fully reflected or reserved against in such balance sheet or in the notes thereto; and
(ii) there are no assets of FPC the value of which (in the reasonable judgment of FPC) are materially overstated in said balance sheet. Except as disclosed therein or in Section 4.3 of the Seller's Disclosure Schedule or as incurred in the ordinary course of business since the date of the balance sheet, FPC does not have any known material contingent liabilities (including liabilities for taxes).

     4.4 Accounts Receivable; Inventories. The accounts receivable of FPC on the balance sheet contained in the FPC Financial Statements (except those collected since such date) and such additional

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
accounts receivable as are reflected in Section 4.4 of the Seller's Disclosure Schedule (which sets forth the accounts receivable on the books of FPC as of September 30, 1995 and an aging schedule (to the nearest month) of such receivables) have been generated in the ordinary course of business and reflect a bona fide obligation for the payment of goods or services provided by FPC. The inventories reflected on the balance sheet contained in the FPC Financial Statements and those inventories owned by FPC on the date hereof are in good, merchantable and usable condition and have been reflected on such balance sheet at the transfer price from FPR, or, if acquired from a third party, at the purchase price paid to such third party, in each case in accordance with GAAP, and include no obsolete or discontinued items, or items which have failed quality testing, in each case except to the extent reserved against on such balance sheet.

     4.5 Absence of Certain Changes or Events. Since September 30, 1995 there has not been:

          (i)   any  material   adverse  change  in   the  financial  condition,
     properties, assets, liabilities or business of FPC;

          (ii) any material damage, destruction or loss of any material properties of FPC, whether or not covered by insurance;

          (iii) any material adverse change in the manner in which the business of FPC has been conducted;

          (iv) any material adverse change in the treatment and protection of trade secrets or other confidential information of FPC;

          (v) any material change in the business or contractual relationship of FPC with any employee, customer or supplier which might reasonably be expected to materially and adversely affect the business of FPC;

          (vi) declared, set aside, made or paid any dividend with respect to its capital stock or otherwise purchased or redeemed any shares of its capital stock;

          (vii) incurred, prepaid, forgiven or cancelled any indebtedness other than in the ordinary course of business;

          (viii) acquired or disposed of any assets, or entered into any agreement or arrangement of any nature except in the ordinary course of business; and

          (ix) any agreement by FPC, whether written or oral, to do any of the foregoing.

     4.6 Taxes.

     (a) FPC has duly filed all Returns required to be filed by it. All such Returns were, when filed, and to the knowledge of the Seller are, accurate and complete in all material respects and were prepared in conformity with applicable laws and regulations in all material respects. FPC has paid or, if not yet due, will pay in full or has adequately reserved against all Taxes otherwise assessed against it through the Closing Date.

     (b) FPC is not a party to any pending action or proceeding by any governmental authority for the assessment of any Tax, and no claim for assessment or collection of any Tax related to FPC has been asserted against FPC that has not been paid. No Return of FPC is currently under audit by the Internal Revenue Service or any other governmental authority. There are no Tax liens upon the assets (other than the lien of property taxes not yet due and payable) of FPC. There is no valid basis, to the knowledge of the Seller, for any assessment, deficiency, notice, 30-day letter or similar intention to assess any Tax to be issued to FPC by any governmental authority.

     (c) All Taxes which FPC is required to collect or withhold have been duly and timely collected and withheld and have been set aside in accounts for such purposes, or to the extent required when due, have been duly and timely paid to the proper governmental authority.

     4.7 Contracts Listed; No Default. Section 4.7 of the Seller's Disclosure Schedule contains a complete and correct list as of the date hereof of all agreements, contracts and commitments of the following types, written or oral, to which FPC is a party or by which FPC or any of its properties is bound as of the date hereof: (i) mortgages, indentures, security agreements, letters of credit, loan agreements and other agreements, guarantees and instruments relating to the borrowing of money or extension of

                                      A-12


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
credit; (ii) employment, consulting, severance and agency agreements; (iii) collective bargaining agreements; (iv) bonus, profit-sharing, compensation, stock option, stock purchase, pension, severance, retirement, deferred compensation or other plans, trusts or funds for the benefit of employees, officers, agents or directors (whether or not legally binding); (v) sales agency, manufacturer's representative or distributorship agreements; (vi) agreements, orders or commitments for the purchase of raw materials, supplies or finished products exceeding $100,000; (vii) agreements, orders or commitments for the sale of its products exceeding $100,000; (viii) licenses of Intellectual Property, transfer of technology or know how and other intellectual property rights; (ix) confidentiality agreements (including agreements binding any of FPC's employees and their respective former employers); (x) agreements or commitments for capital expenditures in excess of $20,000 for any single project (it being warranted that all undisclosed agreements or commitments for capital projects do not exceed $20,000 in the aggregate for all projects); (xi) brokerage or finder's agreements; (xii) stockholders' agreements and any agreements restricting the transfer of any of the FPC Shares; and (xiii) joint venture and partnership agreements; (xiv) leases for real and personal property; and other agreements, contracts and commitments which in any case involve payments or receipts of more than $100,000. The Seller has made available to the Buyer complete and correct copies of all such written agreements, contracts and commitments, together with all amendments thereto, and provided accurate descriptions of all oral agreements listed in Section 4.7 of the Seller's Disclosure Schedule. All agreements, contracts and commitments of the type described in this Section 4.7 are in full force and effect in accordance with their respective terms and there does not exist thereunder as of the date hereof any default by FPC or to the Seller's knowledge, any other party thereto, or event or condition which, after notice or lapse of time or both, would constitute a default thereunder on the part of FPC or, to the Seller's knowledge, any other party thereto.

     4.8  Litigation.  Except  as  disclosed  in  Section  4.8  of  the Seller's
Disclosure Schedule, there is no judicial or administrative action, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened which affects or could affect materially FPC or result in any liability on the part of FPC in excess of $25,000 in the aggregate, or which involves or could involve the validity of this Agreement or any agreement or instrument executed or to be executed in connection herewith or of any action taken or to be taken in connection therewith. The Seller has delivered or made available to the Buyer in accordance with the terms of this Agreement copies of the files of FPC containing all information with respect to (i) customer complaints relating to product performance since January 1, 1989, (ii) recalls of products or notifications therefor by any Governmental Authority or voluntarily by FPC since January 1, 1989, and (iii) claims made or threatened which FPC has put in the hands of its insurance carriers since January 1, 1989 relating to personal or other injuries or other damages resulting from the production, manufacture, sale or use of any products produced, manufactured or sold by FPC.

     4.9 Compliance with Laws and Regulations. FPC is in compliance, in all material respects, with all laws, rules, regulations, orders and requirements (federal, state and local and foreign) applicable to it in all jurisdictions where its business is conducted or to which it is subject, including, without limitation, all applicable civil rights and equal opportunity employment laws and regulations, and all federal, antitrust, antimonopoly and fair trade practice laws, except where the failure to comply would not have a material adverse effect upon FPC. The Seller knows of no assertion by any party that FPC is in violation in any material respect of any such laws, rules, regulations, orders, restrictions or requirements with respect to its operations and no notice in that regard has been received by FPC.

     4.10 Governmental Licenses, Permits, Etc. FPC has all material governmental licenses, permits, authorizations and approvals necessary for the conduct of its business as currently conducted ('FPC Licenses and Permits'). Section 4.10 of the Seller's Disclosure Schedule includes a list of all Licenses and Permits. All FPC Licenses and Permits are in full force and effect, and no proceedings for the suspension or cancellation of any thereof is pending or threatened. Specifically identified in Section 4.10 of the Seller's Disclosure Schedule is a complete list of all ANDAS and all Abbreviated Antibiotic Applications filed with the FDA, and any similar filings with any agency or department of any foreign government which regulates the production or sale of pharmaceutical products, as well as all pending applications and amendments thereto in connection with obtaining any of such registrations, approvals or authorizations. Except as disclosed in Section 4.10 of the Seller's Disclosure Schedule, all applications and amendments previously filed by FPC in connection with receiving such FPC Licenses and Permits were correct at the time such applications were granted and made in accordance and substantial compliance with all applicable rules, regulations and instructions for the filing of the same. Access to all applications previously made or pending, including all related files, correspondence, notes and telephone logs (as well as all written reports known to FPC relating to field trials, clinical studies or laboratory testing relating to its products or products being developed by it) in connection therewith, all of which documents are maintained at FPC's principal office, has been provided to the Buyer. Following the Closing, the Seller shall assist the Buyer in obtaining the continuation or transfer of such permits, licenses, franchises, orders, registrations or other approvals as may be required by the transactions contemplated hereby. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will result in the revocation, cancellation or suspension of any of the Licenses and Permits.

     4.11 Environmental Compliance.

     (a) The business, operations, property and assets of FPC (and, to the knowledge of the Seller, the business of any subtenant or licensee which is occupying or has occupied any space on any premises of FPC, the activities of which could result in any material adverse liability to FPC) have been and are in compliance in all material respects with all, and are not in material violation of any Environmental Laws.

     (b) No suit, action, claim, proceeding, nor investigation, review or inquiry by any governmental entity concerning any material violation of any Environmental Laws by FPC is pending or, to the knowledge of the Seller, threatened in writing, including but not limited to matters relating to environmental protection or hazardous or toxic waste. The Seller does not know of any reasonable basis or ground for any such suit, claim, investigation, inquiry or proceeding.

     4.12 Insurance. FPC is covered by insurance policies, or renewals thereof, as identified and described in Section 4.12 of the Seller's Disclosure Schedule. The Seller will maintain such insurance (other than insurance relating to liability of officers and directors) up to and including June 30, 1996. FPC has not received written notice from any insurer or agent of such insurer that improvements or expenditures are required to be made in order to continue such insurance in effect and, so far as known to the Seller, no such improvements or expenditures are required (other than premium payments). There is no liability under any insurance policy in the nature of a retroactive rate adjustment or loss sharing or similar arrangement except as set forth in Section 4.12 of the Seller's Disclosure Schedule.

     4.13 Condition of Assets. The equipment, fixtures and other personal property of FPC are in good operating condition and repair (ordinary wear and tear excepted) for the conduct of the business of FPC as now being conducted.

     4.14 Employees, Labor Matters, etc.

     (a) Section 4.14 of the Seller's Disclosure Schedule contains a complete and correct list of the names of all directors, officers and salaried employees of FPC. There is no payment of salary or other deferred compensation for services that has not been paid for more than 30 days past the date on which such payment would ordinarily be made in the ordinary course of business that is owed by FPC to any of its directors, officers, employees, trustees, agents, brokers, representatives or other personnel, current and former, or any beneficiaries, dependents or survivors of the foregoing, in an amount in excess of $10,000 in the aggregate (including, without limitation, expense reimbursement and severance payments), in accordance with the terms of their respective employment arrangements or under their employment, severance or agency agreements, if any.

     (b) Except as set forth in Section 4.14 of the Seller's Disclosure Schedule, none of the employees of FPC is represented by any labor union or collective bargaining unit and the Seller are not aware of any organizational efforts taking place with respect to such representation of its employees.

     4.15 Employee Agreements.

     (a) Section 4.15 of the Seller's Disclosure Schedule lists, all (1) written employment agreements and collective bargaining agreements to which FPC is a party; (2) material Compensation Arrangements; (3) Employee Welfare Plans, Employee Pension Plans and consulting agreements under which FPC or any Related Entity has or may have any material monetary obligations to employees of FPC, or consultants

                                      A-14


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
of FPC or their beneficiaries or legal representatives or under which any such persons may have any rights against FPC. FPC has previously made available to the Buyer true and complete copies of all of the foregoing employment contracts, collective bargaining agreements, Employee Plans and Compensation Arrangements, including descriptions of any material unwritten contracts, agreements, Compensation Arrangements or Employee Plans, as amended to date. In addition, with respect to any Employee Plan which continues after the Closing Date, FPC has previously delivered or made available to the Buyer (1) any related trust agreements, master trust agreements, annuity contracts or insurance contracts;
(2) certified copies of all Board of Directors' resolutions adopting such plans and trust documents and amendments thereto; (3) current investment management agreements; (4) custodial agreements; (5) fiduciary liability insurance policies; (6) indemnification agreements; (7) the most recent determination letter issued by the Internal Revenue Service with respect to the qualification of any Employee Plan under the provisions of Section 401(a) of the Code; (8) copies of all 'advisory opinion letters', 'private letter rulings' and 'no action letters' that were issued by any governmental or quasi-governmental agency with respect to any Employee Plan; (9) Annual Reports (Form 5500 Series) and Schedules A and B thereto for the last plan year; (10) all actuarial reports prepared for the last plan year; (11) all certified financial statements for the last plan year; and (12) all current Summary Plan Descriptions, Summaries of Material Modifications and Summary Annual Reports.

     (b) Except as otherwise disclosed in Section 4.15 of the Seller's Disclosure Schedule:

          (i) No Employee Pension Plan is subject to Title IV of ERISA.

          (ii) Each Employee Plan and Compensation Arrangement, to the knowledge of the Seller, currently substantially complies and has substantially complied in the past, both as to form and operation, with its terms and with the applicable provisions of ERISA, the Age Discrimination in Employment Act and all other applicable Federal or State or foreign laws, rules and regulations. Each Employee Plan and Compensation Arrangement has been administered to date in substantial compliance with the requirements of ERISA and the Code, and FPC has substantially complied with all reporting and disclosure requirements by any governmental agency.

          (iii) With respect to any Multi-employer Plan, neither FPC nor any Related Entity is required to make any contribution thereto.

          (iv) FPC has complied in all material respects with the continuation coverage requirements, as defined in Section 4980B(f) of the Code.

          (v) There are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of the Seller, which could reasonably be expected to be asserted against any Employee Plan or
     Compensation Arrangement or the assets of any such Plan. No civil or criminal action brought pursuant to the Code or ERISA with respect to any Employee Plan or Compensation Arrangement is pending or, to the knowledge of the Seller, threatened against any fiduciary which is a Related Entity or employee thereof. None of the Employee Plans or Compensation Arrangements, or any fiduciary of any Employee Plan or Compensation Arrangement which is a Related Entity or employee thereof, to the knowledge of the Seller, currently is the subject of any audit, investigation or examination by any governmental or quasi-governmental agency, nor is FPC aware of the existence of any facts that would lead it to believe that any such audit, investigation or examination is pending or threatened.

          (vi) FPC does not sponsor, maintain or contribute to any Employee Plan or Compensation Arrangement that provides retiree medical or retiree life insurance coverage to former employees of FPC other than any such benefits described under Section 4980B of the Code or Part 6 of Title I of ERISA.

          (vii) With respect to each Employee Plan:

             (A) each Employee Pension Plan has received a favorable determination letter (or is the subject of an outstanding request for such a letter) with regard thereto or is based on a prototype plan which has received a favorable determination letter;

             (B) to the knowledge of the Seller, neither FPC nor any Related Entity has, with respect to any Employee Plan, engaged in a prohibited transaction, as such term is defined in Code

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        Section  4975 or ERISA Section 406, which would subject FPC or the Buyer to any taxes, penalties or other liabilities resulting from prohibited transactions under Code Section 4975 or under ERISA Sections 409 or 502(i);

             (C) to the knowledge of the Seller, no event has occurred and no condition exists that would subject FPC or the Buyer to any tax under Code Sections 4971, 4972, 4976, 4977 or 4979 or a fine under ERISA
        Section 502(c);

             (D) all insurance premiums, including PBGC premiums, required to be paid on or prior to the Closing Date with regard to each Employee Plan have or will be paid; and

             (E) FPC and each Related Entity has or will have, as of the Closing Date, made all contributions or payments to or under such Employee Plans required by law or by the terms of such Plans or any contract or agreements to have been made by the Closing Date. To the knowledge of the Seller, as of the date of this Agreement the aggregate current value of all vested accrued benefit obligations under all Employee Pension Plans does not exceed the aggregate current value of all assets of such plans allocable to such vested accrued benefit obligations.

     4.16 Business Locations. FPC does not own or lease any real or personal property in any state or country except as set forth in Section 4.16 of the Seller's Disclosure Schedule.

     4.17 Intellectual Property. Section 4.17 of the Seller's Disclosure Schedule lists all of the Intellectual Property (as hereinafter defined) used by FPC which constitutes a material patent, trade name, trademark, service mark, copyright or application for any of the foregoing. Intellectual Property means all of FPC's right, title and interest in and to all patents, trade names, assumed names, trademarks, service marks, proprietary technology, processes and rights, proprietary names, copyrights (including any registration and pending applications for any such registration for any of them) together with all the goodwill relating thereto, and all other intellectual property of FPC. Other than as disclosed in Section 4.17 of the Seller's Disclosure Schedule, FPC has not any licenses granted by or to it or other agreements to which it is a party, relating in whole or in part to any Intellectual Property, whether owned by it or otherwise. All of the patents, trademark registrations and copyrights listed in Section 4.17 of the Seller's Disclosure Schedule as owned by FPC are to the knowledge of the Seller valid and in full force and effect. To the knowledge of the Seller, FPC is not infringing upon, or otherwise violating, the rights of any third party with respect to any Intellectual Property. Except as otherwise set forth in Section 4.17 of the Seller's Disclosure Schedule, no proceedings have been instituted against or claims in writing received by FPC, nor to the knowledge of the Seller are any proceedings threatened alleging any such violation.

     4.18 Bank Accounts. Section 4.18 of the Seller's Disclosure Schedule contains a correct and complete list of each bank and financial institution in which FPC maintains an account or a safe deposit box, the account numbers of such accounts and the names of the authorized signatories for each such account.

     4.19 Selling Materials and Policies. The Seller has delivered to the Buyer copies of all current catalogs and brochures relating to products manufactured and or sold by FPC and the pricing structure for volume and promotional discounts relating to such products, copies of which are included in Section
4.19 of the Seller's Disclosure Schedule.

     4.20 Warranties. Section 4.20 of the Seller's Disclosure Schedule sets forth a true and complete list of the forms of all express warranties and guaranties made by FPC to third parties with respect to any products sold or leased, or services rendered. No product or service of FPC has, at any time, been subject to any voluntary or governmental recall and the Seller knows of no presently existing circumstances that would constitute a valid basis therefor.

     4.21 Customers and Suppliers. Neither the Seller nor FPC has reason to believe that, either as a result of the transactions contemplated hereby or for any other reason (exclusive of expiration of a contract upon the passage of time), any present material customer or supplier of FPC will not continue to conduct business with FPC after the Closing Date in substantially the same manner as it has conducted business with FPC in the past.

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                                       V
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                                   AS TO FMDC

     The Seller represents and warrants to the Buyer as follows with the knowledge and understanding that the Buyer is relying materially on such representations and warranties.

     5.1 Organization and Standing. FMDC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. FMDC has all requisite corporate power to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary under applicable law except where the failure to qualify (individually or in the aggregate) does not have any material adverse effect on the business of FMDC. The copies of the Certificate of Incorporation and by-laws of FMDC (certified by the Secretary of FMDC), as amended to date, delivered to the Buyer, are true and complete copies of these documents as now in effect. FMDC does not own any capital stock in any other corporation, business trust or similar entity. The minute books of FMDC are accurate in all material respects.

     5.2 Properties. Except as set forth in Section 5.2 of the Seller's Disclosure Schedule, FMDC has good and marketable title to all of the assets and properties reflected on the balance sheet included in the Financial Statements (as hereinafter defined), or thereafter acquired, in each case free and clear of any liens, claims or encumbrances. Any lease of material, real or personal property to which FMDC is a party is a valid, binding and enforceable obligation of FMDC, and, to the knowledge of the Seller, the other parties thereto in accordance with its terms. Neither FMDC nor, to the knowledge of the Seller, the other parties thereto are in material default in the performance of any material provision thereunder. The use thereof by FMDC of the real property leased by it does not materially violate any local zoning or similar land use laws.

     5.3 Financial Statements. Section 5.3 of the Seller's Disclosure Schedule contains (i) balance sheets of FMDC as of June 30, 1994 and June 30, 1995 and the related statement of operations, statement of cash flows and statement of stockholders' equity of FMDC for each of the three years in the period ending June 30, 1995, together with the report of Deloitte & Touche LLP thereon (the 'FMDC Audited Financial Statements'), and (ii) the balance sheet of FMDC as of September 30, 1995 and the related statement of operations for the three months then ended (together with the FMDC Audited Financial Statements, the 'FMDC Financial Statements'). The FMDC Audited Financial Statements have been
examined,   audited  and  reported  upon  by   Deloitte  &  Touche  LLP  without
qualification. The FMDC Financial Statements, including the notes thereto, present fairly, in all material respects, the financial position and results of operations of FMDC as of the dates and periods indicated, prepared in accordance with GAAP. Without limiting the generality of the foregoing, to the knowledge of the Seller (i) except as set forth in the Seller's Disclosure Schedule, there is no basis for any assertion against FMDC as of the date of said balance sheets of any material debt, liability or obligation of any nature not fully reflected or reserved against in such balance sheets or in the notes thereto; and (ii) there are no assets of FMDC the value of which (in the reasonable judgment of FMDC) are materially overstated in said balance sheets. Except as disclosed therein or in Section 5.3 of the Seller's Disclosure Schedule or as incurred in the ordinary course of business since the date of the most recent balance sheet, FMDC does not have any known material contingent liabilities (including liabilities for taxes).

     5.4 Accounts Receivable; Inventories. The accounts receivable of FMDC on the latest balance sheet contained in the FMDC Financial Statements (except those collected since such date) and such additional accounts receivable as are reflected in Section 5.4 of the Seller's Disclosure Schedule (which sets forth the accounts receivable on the books of FMDC as of September 30, 1995 and an aging schedule (to the nearest month) of such receivables) have been generated in the ordinary course of business and reflect a bona fide obligation for the payment of goods or services provided by FMDC. The inventories reflected on the latest balance sheet contained in the FMDC Financial Statements and those inventories owned by FMDC on the date hereof are in good, merchantable and usable condition and have been reflected on such balance sheet at the lower of cost and market (on the first-in first-out method), in accordance with GAAP, and include no obsolete or discontinued items, or items which have failed quality testing, in each case except to the extent reserved against on such balance sheet.

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
     5.5 Absence of Certain Changes or Events. Since September 30, 1995 there has not been:

          (i)  any  material   adverse  change  in   the  financial   condition,
     properties, assets, liabilities or business of FMDC;

          (ii) any material damage, destruction or loss of any material properties of FMDC, whether or not covered by insurance;

          (iii) any material adverse change in the manner in which the business of FMDC has been conducted;

          (iv) any material adverse change in the treatment and protection of trade secrets or other confidential information of FMDC;

          (v) any material change in the business or contractual relationship of FMDC with any employee, customer or supplier which might reasonably be expected to materially and adversely affect the business of FMDC;

          (vi) declared, set aside, made or paid any dividend with respect to its capital stock or otherwise purchased or redeemed any shares of its capital stock;

          (vii) incurred, prepaid, forgiven or cancelled any indebtedness other than in the ordinary course of business;

          (viii) acquired or disposed of any assets, or entered into any agreement or arrangement of any nature except in the ordinary course of business; and

          (ix) any agreement by FMDC, whether written or oral, to do any of the foregoing.

     5.6 Taxes.

     (a) FMDC has duly filed all Returns required to be filed by it. All such Returns were, when filed, and to the knowledge of the Seller are, accurate and complete in all material respects and were prepared in conformity with applicable laws and regulations in all material respects. FMDC has paid or, if not yet due, will pay in full or has adequately reserved against all Taxes otherwise assessed against it through the Closing Date.

     (b) FMDC is not a party to any pending action or proceeding by any governmental authority for the assessment of any Tax, and no claim for assessment or collection of any Tax related to FMDC has been asserted against FMDC that has not been paid. No Return of FMDC is currently under audit by the Internal Revenue Service or any other governmental authority. There are no Tax liens upon the assets (other than the lien of property taxes not yet due and payable) of FMDC. There is no valid basis, to the knowledge of the Seller, for any assessment, deficiency, notice, 30-day letter or similar intention to assess any Tax to be issued to FMDC by any governmental authority.

     (c) All Taxes which FMDC is required to collect or withhold have been duly and timely collected and withheld and have been set aside in accounts for such purposes, or to the extent required when due, have been duly and timely paid to the proper governmental authority.

     5.7 Contracts Listed; No Default. Section 5.7 of the Seller's Disclosure Schedule contains a complete and correct list as of the date hereof of all agreements, contracts and commitments of the following types, written or oral, to which FMDC is a party or by which FMDC or any of its properties is bound as of the date hereof: (i) mortgages, indentures, security agreements, letters of credit, loan agreements and other agreements, guarantees and instruments relating to the borrowing of money or extension of credit; (ii) employment, consulting, severance and agency agreements; (iii) collective bargaining agreements; (iv) bonus, profit-sharing, compensation, stock option, stock purchase, pension, severance, retirement, deferred compensation or other plans, trusts or funds for the benefit of employees, officers, agents or, directors (whether or not legally binding); (v) sales agency, manufacturer's representative or distributorship agreements; (vi) agreements, orders or commitments for the purchase of raw materials, supplies or finished products exceeding $100,000; (vii) agreements, orders or commitments for the sale of its products exceeding $100,000; (viii) licenses of Intellectual Property, transfer of technology or know how and other intellectual property rights; (ix) confidentiality agreements (including agreements binding any of FMDC's employees and their respective former employers); (x) agreements or commitments for capital expenditures in excess of $20,000 for any single project (it being warranted that

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
all undisclosed agreements or commitments for capital projects do not exceed $20,000 in the aggregate for all projects); (xi) brokerage or finder's agreements; (xii) stockholders' agreements and any agreements restricting the transfer of any of the FMDC Shares; and (xiii) joint venture and partnership agreements; (xiv) leases for real and personal property; and other agreements, contracts and commitments which in any case involve payments or receipts of more than $100,000. The Seller has made available to the Buyer complete and correct copies of all such written agreements, contracts and commitments, together with all amendments thereto, and provided accurate descriptions of all oral agreements listed in Section 5.7 of the Seller's Disclosure Schedule. All agreements, contracts and commitments of the type described in this Section 5.7 are in full force and effect in accordance with their respective terms and there does not exist thereunder as of the date hereof any default by FMDC or to the Seller's knowledge, any other party thereto, or event or condition which, after notice or lapse of time or both, would constitute a default thereunder on the part of FMDC or, to the Seller's knowledge, any other party thereto.

     5.8 Litigation. There is no judicial or administrative action, suit, proceeding or investigation pending or, to the Seller's knowledge, threatened which affects or could affect materially FMDC or result in any liability on the part of FMDC in excess of $25,000 in the aggregate, or which involves or could involve the validity of this Agreement or any agreement or instrument executed or to be executed in connection herewith or of any action taken or to be taken in connection therewith. The Seller has delivered or made available to the Buyer in accordance with the terms of this Agreement copies of the files of FMDC containing all information with respect to (i) customer complaints relating to product performance since January 1, 1989, (ii) recalls of products or notifications therefor by any Governmental Authority or voluntarily by FMDC since January 1, 1989, and (iii) claims made or threatened which FMDC has put in the hands of its insurance carriers since January 1, 1989 relating to personal or other injuries or other damages resulting from the production, manufacture, sale or use of any products produced, manufactured or sold by FMDC.

     5.9 Compliance with Laws and Regulations. FMDC is in compliance, in all material respects, with all laws, rules, regulations, orders and requirements (federal, state and local and foreign) applicable to it in all jurisdictions where its business is conducted or to which it is subject, including, without limitation, all applicable civil rights and equal opportunity employment laws and regulations, and all federal, antitrust, antimonopoly and fair trade practice laws, except where the failure to comply would not have a material adverse effect upon FMDC. The Seller knows of no assertion by any party that FMDC is in violation in any material respect of any such laws, rules, regulations, orders, restrictions or requirements with respect to its operations and no notice in that regard has been received by FMDC.

     5.10 Governmental Licenses, Permits, Etc. FMDC has all material governmental licenses, permits, authorizations and approvals necessary for the conduct of its business as currently conducted ('FMDC Licenses and Permits').
Section 5.10 of the Seller's Disclosure Schedule includes a list of all FMDC Licenses and Permits. All FMDC Licenses and Permits are in full force and effect, and no proceedings for the suspension or cancellation of any thereof is pending or threatened. Specifically identified in Section 5.10 of the Seller's Disclosure Schedule is a complete list of all ANDAS and all Abbreviated
Antibiotic Applications filed with the FDA, and any similar filings with any agency or department of any foreign government which regulates the production or sale of pharmaceutical products, as well as all pending applications and amendments thereto in connection with obtaining any of such registrations, approvals or authorizations. Except as disclosed in Section 5.10 of the Seller's Disclosure Schedule, all applications and amendments previously filed by FMDC in connection with receiving such FMDC Licenses and Permits were correct at the time such applications were granted and made in accordance and substantial compliance with all applicable rules, regulations and instructions for the filing of the same. Access to all applications previously made or pending, including all related files, correspondence, notes and telephone logs (as well as all written reports known to FMDC relating to field trials, clinical studies or laboratory testing relating to its products or products being developed by
it) in connection therewith, all of which documents are maintained at FMDC's principal office, has been provided to the Buyer. Following the Closing, the Seller shall assist the Buyer in obtaining the continuation or transfer of such permits, licenses, franchises, orders, registrations or other approvals as may be required by the transactions contemplated hereby. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will result in the revocation, cancellation or suspension of any of the Licenses and Permits.

     5.11 Environmental Compliance.

     (a) The business, operations, property and assets of FMDC (and, to the knowledge of the Seller, the business of any subtenant or licensee which is occupying or has occupied any space on any premises of FMDC, the activities of which could result in any material adverse liability to FMDC) have been and are in compliance in all material respects with all, and are not in material violation of any Environmental Laws.

     (b) No suit, action, claim, proceeding, nor investigation, review or inquiry by any Governmental Entity concerning any material violation of any Environmental Laws by FMDC is pending or, to the knowledge of the Seller, threatened in writing, including but not limited to matters relating to environmental protection or hazardous or toxic waste. The Seller does not know of any reasonable basis or ground for any such suit, claim, investigation, inquiry or proceeding.

     5.12 Insurance. FMDC is covered by insurance policies, or renewals thereof, as identified and described in Section 5.12 of the Seller's Disclosure Schedule. The Seller maintains such insurance (other than insurance relating to liability of officers and directors) up to and including June 30, 1996. FMDC has not received written notice from any insurer or agent of such insurer that improvements or expenditures are required to be made in order to continue such insurance in effect (other than premium payments). There is no liability under any insurance policy in the nature of a retroactive rate adjustment or loss sharing or similar arrangement except as set forth in Section 5.12 of the Seller's Disclosure Schedule.

     5.13 Condition of Assets. The equipment, fixtures and other personal property of FMDC are in good operating condition and repair (ordinary wear and tear excepted) for the conduct of the business of FMDC as now being conducted.

     5.14 Employees, Labor Matters, etc.

     (a) Section 5.14 of the Seller's Disclosure Schedule contains a complete and correct list of the names of all directors, officers and salaried employees of FMDC. There is no payment of salary or other deferred compensation for services that has not been paid for more than 30 days past the date on which such payment would ordinarily be made in the ordinary course of business that is owed by FMDC to any of its directors, officers, employees, trustees, agents, brokers, representatives or other personnel, current and former, or any beneficiaries, dependents or survivors of the foregoing, in an amount in excess of $10,000 in the aggregate (including, without limitation, expense reimbursement and severance payments), in accordance with the terms of their respective employment arrangements or under their employment, severance or agency agreements, if any.

     (b) Except as set forth in Section 5.14 of the Seller's Disclosure Schedule, none of the employees of FMDC is represented by any labor union or collective bargaining unit and the Seller are not aware of any organizational efforts taking place with respect to such representation of its employees.

     5.15 Employee Agreements.

     (a) Section 5.15 of the Seller's Disclosure Schedule lists, all (1) written employment agreements and collective bargaining agreements to which FMDC is a party; (2) material Compensation Arrangements; (3) Employee Welfare Plans, Employee Pension Plans and consulting agreements under which FMDC or any Related Entity has or may have any material monetary obligations to employees of FMDC, or consultants of FMDC or their beneficiaries or legal representatives or under which any such persons may have any rights against FMDC. FMDC has previously made available to the Buyer true and complete copies of all of the foregoing employment contracts, collective bargaining agreements, Employee Plans and Compensation Arrangements, including descriptions of any material unwritten contracts, agreements, Compensation Arrangements or Employee Plans, as amended to date. In addition, with respect to any Employee Plan which continues after the Closing Date, FMDC has previously delivered or made available to the Buyer
(1) any related trust agreements, master trust agreements, annuity contracts or insurance contracts; (2) certified copies of all Board of Directors' resolutions adopting such plans and trust documents and amendments thereto; (3) current investment

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management   agreements;  (4)  custodial  agreements;  (5)  fiduciary  liability
insurance  policies;  (6)  indemnification  agreements;  (7)  the  most   recent
determination letter issued by the Internal Revenue Service with respect to the qualification of any Employee Plan under the provisions of Section 401(a) of the Code; (8) copies of all 'advisory opinion letters', 'private letter rulings' and 'no action letters' that were issued by any governmental or quasi-governmental agency with respect to any Employee Plan; (9) Annual Reports (Form 5500 Series) and Schedules A and B thereto for the last plan year; (10) all actuarial reports prepared for the last plan year; (11) all certified financial statements for the last plan year; and (12) all current Summary Plan Descriptions, Summaries of Material Modifications and Summary Annual Reports.

     (b) Except as otherwise disclosed in Section 5.15 of the Seller's Disclosure Schedule:

          (i) No Employee Pension Plan is subject to Title IV of ERISA.

          (ii) Each Employee Plan and Compensation Arrangement, to the knowledge of the Seller, currently substantially complies and has substantially complied in the past, both as to form and operation, with its terms and with the applicable provisions of ERISA, the Age Discrimination in Employment Act and all other applicable Federal or State or foreign laws, rules and regulations. Each Employee Plan and Compensation Arrangement has been administered to date in substantial compliance with the requirements of ERISA and the Code, and FMDC has substantially complied with all reporting and disclosure requirements by any governmental agency.

          (iii) With respect to any Multi-employer Plan, neither FMDC nor any Related Entity is required to make any contribution thereto.

          (iv) FMDC has complied in all material respects with the continuation coverage requirements, as defined in Section 4980B(f) of the Code.

          (v) There are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of the Seller, which could reasonably be expected to be asserted against any Employee Plan or
     Compensation Arrangement or the assets of any such Plan. No civil or criminal action brought pursuant to the Code or ERISA with respect to any Employee Plan or Compensation Arrangement is pending or, to the knowledge of the Seller, threatened against any fiduciary which is a Related Entity or employee thereof. None of the Employee Plans or Compensation Arrangements, or any fiduciary of any Employee Plan or Compensation Arrangement which is a Related Entity or employee thereof, to the knowledge of the Seller, currently is the subject of any audit, investigation or examination by any governmental or quasi-governmental agency, nor is FMDC aware of the existence of any facts that would lead it to believe that any such audit, investigation or examination is pending or threatened.

          (vi) FMDC does not sponsor, maintain or contribute to any Employee Plan or Compensation Arrangement that provides retiree medical or retiree life insurance coverage to former employees of FMDC other than any such benefits described under Section 4980B of the Code or Part 6 of Title I of ERISA.

          (vii) With respect to each Employee Plan:

             (A) each Employee Pension Plan has received a favorable determination letter (or is the subject of an outstanding request for such a letter) with regard thereto or is based on a prototype plan which has received a favorable determination letter;

             (B) to the knowledge of the Seller, neither FMDC nor any Related Entity has, with respect to any Employee Plan, engaged in a prohibited transaction, as such term is defined in Code Section 4975 or ERISA
        Section 406, which would subject FMDC or the Buyer to any taxes, penalties or other liabilities resulting from prohibited transactions under Code Section 4975 or under ERISA Sections 409 or 502(i);

             (C) to the knowledge of the Seller, no event has occurred and no condition exists that would subject FMDC or the Buyer to any tax under Code Sections 4971, 4972, 4976, 4977 or 4979 or a fine under ERISA
        Section 502(c);

             (D) all insurance premiums, including PBGC premiums, required to be paid on or prior to the Closing Date with regard to each Employee Plan have been or will be paid; and

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             (E) FMDC  and each  Related Entity  has  or will  have, as  of  the
        Closing Date, made all contributions or payments to or under such Employee Plans required by law or by the terms of such Plans or any contract or agreements to have been made by the Closing Date. To the knowledge of the Seller, as of the date of this Agreement the aggregate current value of all vested accrued obligations under all Employee Pension Plans does not exceed the aggregate current value of all assets of such plans allocable to such vested accrued obligations.

     5.16 Business Locations. FMDC does not own or lease any real or personal property in any state or country except as set forth in Section 5.16 of the Seller's Disclosure Schedule.

     5.17 Intellectual Property. Section 5.17 of the Seller's Disclosure Schedule lists all of the Intellectual Property (as hereinafter defined) used by FMDC which constitutes a material patent, trade name, trademark, service mark, copyright or application for any of the foregoing. Intellectual Property means all of FMDC's right, title and interest in and to all patents, trade names, assumed names, trademarks, service marks, proprietary technology, processes and rights, proprietary names, copyrights (including any registration and pending applications for any such registration for any of them) together with all the goodwill relating thereto, and all other intellectual property of FMDC. Other than as disclosed in Section 5.17 of the Seller's Disclosure Schedule, FMDC has not any licenses granted by or to it or other agreements to which it is a party, relating in whole or in part to any Intellectual Property, whether owned by it or otherwise. All of the patents, trademark registrations and copyrights listed in Section 5.17 of the Seller's Disclosure Schedule as owned by FMDC are to the knowledge of the Seller valid and in full force and effect. To the knowledge of the Seller, FMDC is not infringing upon, or otherwise violating, the rights of any third party with respect to any Intellectual Property. Except as otherwise set forth in Section 5.17 of the Seller's Disclosure Schedule, no proceedings have been instituted against or claims received in writing by FMDC, nor to the knowledge of the Seller are any proceedings threatened alleging any such violation.

     5.18 Bank Accounts. Section 5.18 of the Seller's Disclosure Schedule contains a correct and complete list of each bank and financial institution in which FMDC maintains an account or a safe deposit box, the account numbers of such accounts and the names of the authorized signatories for each such account.

     5.19 Selling Materials and Policies. The Seller has delivered to the Buyer copies of all current catalogs and brochures relating to products manufactured and or sold by FMDC and the pricing structure for volume and promotional discounts relating to such products.

     5.20 Warranties. Section 5.20 of the Seller's Disclosure Schedule sets forth a true and complete list of the forms of all express warranties and guaranties made by FMDC to third parties with respect to any products sold or leased, or services rendered. No product or service of FMDC has, at any time, been subject to any voluntary or governmental recall and the Seller knows of no presently existing circumstances that would constitute a valid basis therefor.

     5.21 Customers and Suppliers. Neither the Seller nor FMDC has reason to believe that, either as a result of the transactions contemplated hereby or for any other reason (exclusive of expiration of a contract upon the passage of time), any present material customer or supplier of FMDC will not continue to conduct business with FMDC after the Closing Date in substantially the same manner as it has conducted business with FMDC in the past.

                                       VI
                  REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The Buyer represents and warrants to the Seller as follows, with the knowledge and understanding that the Seller is relying materially on such representations and warranties:

     6.1 Organization and Standing of the Buyer. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the Sate of Delaware, and has the corporate power to carry on its business as now conducted. The copies of the Certificate of Incorporation and By-Laws of the Buyer (certified by the Secretary of the Buyer), as amended to date, delivered to the Seller, are true and complete copies of those documents as now in effect.

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     6.2 The Buyer's Authority.  The Buyer has the  full power and authority  to execute this Agreement and each other agreement to be executed by it in connection with the transactions contemplated hereby. The execution, delivery and performance by the Buyer of this Agreement and each other agreement contemplated hereby have been duly authorized by the Board of Directors of the Buyer and no other corporate action is required, other than the approval of the stockholders of the Buyer referred to in Section 7.5 hereof. This Agreement constitutes, and each other agreement contemplated hereby will, when executed and delivered by the Buyer, constitute the valid and binding obligations of the Buyer, enforceable in accordance with their respective terms, subject to general principles of equity and bankruptcy or other laws relating to or affecting the rights of creditors generally. This Agreement and the transactions contemplated hereby have been approved by an independent committee of the Board of Directors of the Buyer comprised of directors of the Buyer who are not employed by the Seller or any of its affiliates.

     6.3 Capitalization. The authorized capital stock of the Buyer consists of 25,000,000 shares of Common Stock, par value $.01 per share, of which 12,581,223 shares are issued and outstanding, and 1,834,188 shares of Preferred Stock, $.01 par value, of which 834,188 shares are outstanding. The Common Stock of the Buyer is traded on the National Market System of the NASDAQ Stock Market.

     6.4 Purepac Stock. The Purepac Stock to be issued to the Seller, when issued in accordance with the terms of this Agreement, shall be duly authorized, validly issued, fully paid and non-assessable. Upon the closing of the transactions contemplated hereby, the Seller will acquire title to the shares of Purepac Stock, free and clear of all liens, claims, charges and encumbrances.

     6.5 Business; SEC Filings.

     (a) The Buyer has filed with the Commission all required reports, schedules, forms, statements and other documents from July 1, 1993 through the date hereof, including (i) the Annual Report on Form 10-K for the fiscal year ended June 30, 1995, (ii) the quarterly reports on Form 10-Q required for all fiscal quarters during such period and for the three months ended September 30, 1995, (iii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the stockholders of the Buyer held during such period, and (iv) all of its other reports, statements, schedules and registration statements filed with the Commission during such period (the 'Commission Documents').

     (b) As of its filing date or, if amended, as of the date of its amendment, as the case may be, each such report, proxy or information statement (as amended or supplemented, if applicable), filed pursuant to the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (c) Each such registration statement (as amended or supplemented, if applicable) filed pursuant to the Securities Act of 1933, as amended (the 'Securities Act') on the date such statement, amendment or supplement became effective did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     6.6 Financial Statements. The financial statements of the Buyer included in the Annual Report on Form 10-K filed by the Buyer with respect to the fiscal year of the Buyer ended June 30, 1995 and the quarterly reports on Form 10-Q filed by the Buyer with the Commission with respect to the quarters ended September 30, 1994, December 31, 1994, March 31, 1995 and September 30, 1995, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with GAAP (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the Commission), and fairly present (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are anticipated to be material) the financial position, results of operations, stockholders' equity and changes in financial position of the Buyer as at the dates and for the periods indicated.

     6.7 No Undisclosed Material Liabilities. There are no liabilities of the Buyer of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than:

          (i) liabilities disclosed in the Buyer's filings with the Commission or otherwise reflected or reserved against in the Buyer's financial statements;

          (ii)  liabilities  incurred  in   the  ordinary  course  of   business
     consistent with past practice, which individually or in the aggregate, would not have a material adverse effect on the assets, liabilities, financial condition, business, operations or results of operations of the Buyer; and

          (iii) liabilities under this Agreement or disclosed pursuant to this Agreement.

     6.8 Proxy Statement. None of the information to be supplied by the Buyer or any of its accountants, counsel or other authorized representatives for inclusion in the Proxy Statement (as defined in Section 7.6) to be distributed in connection with the Stockholders' Meeting (as defined in Section 7.5) will, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the Stockholders' Meeting contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, it being understood and agreed that no representation or warranty is made by the Buyer with respect to any information supplied by the Seller or its accountants, counsel or other authorized representatives. If at any time prior to the Closing any event with respect to the Buyer, its officers and directors or any of its subsidiaries shall occur which is or should be described in an amendment of, or a supplement to, the Proxy Statement, such event shall be so described and the presentation in such amendment or supplement of such information will not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading in any material respect or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading. The Proxy Statement will comply as to form in all material respects with all applicable laws, including the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

     6.9 Fairness Opinion. The Buyer has received the written opinion of Salomon Brothers Inc ('Salomon Brothers'), financial advisor to the Buyer, that, as of the date of the opinion, the consideration to be paid by the Buyer hereunder is fair to the Buyer from a financial point of view, and such opinion has not been withdrawn as of the date hereof. The Buyer has delivered a copy of such opinion to the Seller.

     6.10 Governmental Approvals. Except for filings required under applicable securities laws, no authorization, license, permit, franchise, approval, order or consent of, and no registration, declaration or filing by the Buyer with, any governmental authority, domestic or foreign, federal, state or local, is required in connection with the execution, delivery and performance of this Agreement.

     6.11 Brokers. The Buyer has not made any agreement or taken any action with any person or taken any action which would cause any person to be entitled to any agent's, broker's or finder's fee or commission in connection with the transactions contemplated by this Agreement.

                                      VII
             COVENANTS OF THE SELLER AND THE BUYER PENDING CLOSING

     7.1 Access to the Buyer. Between the date hereof and the Closing Date, the Seller shall (a) afford to the Buyer and to the Buyer's counsel, accountants and other representatives reasonable access, during normal business hours, throughout the period prior to the Closing Date, to all of the properties, books, contracts, commitments and other records of the Acquired Companies and shall furnish the Buyer during such period with all information concerning the Acquired Companies that the Buyer may reasonably request and (b) afford to the Buyer and to the Buyer's representatives, agents, employees and independent contractors reasonable access during normal business hours to the properties of the Acquired Companies in order to conduct inspections at the Buyer's expense to determine that the Acquired Companies are operating in material compliance with all applicable federal, state and local and foreign statutes, rules and regulations, and all material building, fire and zoning laws or regulations and that the Acquired Companies' assets are substantially in the condition and of the capacities represented and warranted in this Agreement; provided, however, that in every instance described in (a) and (b), the Buyer shall make arrangements with the Acquired Companies reasonably in advance and shall use its best efforts to avoid interruption and to minimize interference with the normal business and operations of the Acquired Companies. Any such investigation or inspection by the Buyer shall not be deemed a waiver of, or otherwise limit, the representations, warranties and covenants contained herein.

     7.2 Conduct of Business. Except as contemplated by Sections 7.3 and 7.4 below, during the period from the date hereof to the Closing Date, the business conducted by the Acquired Companies shall be operated in the usual and ordinary course of such business and in material compliance with the terms of this Agreement. Without limiting the generality of the foregoing:

          (a) the Seller shall cause the Acquired Companies to use reasonable efforts consistent with past practices to carry on their respective businesses in the usual, regular and ordinary course of business substantially in the same manner as heretofore conducted and to preserve the business and organization of the Acquired Companies so as to (i) keep available the services of their respective present employees and agents;
     (ii) complete or maintain all of their respective material contracts in full force and effect in accordance with their existing terms and perform all of their obligations thereunder in all material respects; (iii) maintain the integrity of all confidential information of their respective businesses consistent with past practice; (iv) maintain in full force and effect their respective existing insurance policies (or policies providing substantially the same coverage, copies of which shall be made available to the Buyer) insuring their respective businesses; (v) pay all of their respective accounts payable and other obligations when they become due and payable consistent with past practice; (vi) preserve their goodwill and contractual relationship with, suppliers, customers and others having business relations with the Acquired Companies; and (vii) promptly advise the Buyer in writing of any changes that, in the aggregate, have resulted or may result in a material adverse effect on their respective business operations; and

          (b) the Seller shall cause the Acquired Companies not to (i) sell or transfer any of their respective material assets or property except in the usual and ordinary course of business and, except for cash applied in payment of their respective liabilities or merchandise credits given in the usual and ordinary course of business; (ii) make any distribution, whether by dividend or otherwise, to any of their respective stockholders or employees except for compensation to employees in the usual and ordinary course of business; (iii) redeem or otherwise acquire any shares of their capital stock or other securities; (iv) issue any shares of their capital stock or other securities; (v) increase the rate of compensation or benefits of their respective employees, officers, directors, consultants or agents; (vi) merge consolidate or agree to acquire the assets or stock of any other entity; (vii) take any action which would cause the representations made by the Seller herein to be rendered inaccurate in any material respect; or agree to do any of the foregoing.

     7.3 Capital Expenditures by the Acquired Companies. Notwithstanding the restrictions contained in Section 7.2, the Buyer acknowledges that the business plans of the Acquired Companies, copies of which have been provided to the Buyer, contemplate certain possible expansions of product lines, production facilities or other changes in the respective business operations of the Acquired Companies. The Seller agrees that it will not permit the Acquired Companies to engage in any such undertaking requiring a capital expenditure of in excess of $100,000 unless (i) such expenditure has been consented to by the Buyer (which consent shall not be unreasonably withheld or delayed if such expenditure was contemplated by the business plans provided to the Buyer) and (ii) the expenditure is funded by a loan from the Seller to the Acquired Company (which loan shall be converted by the Seller into equity of such Acquired Company in accordance with Section 7.4 hereof).

     7.4 Conversion of Loans to the Acquired Companies. The Seller covenants and agrees that on or prior to the Closing Date it shall contribute to the capital of the respective Acquired Company all loans and advances to, and other forms of indebtedness of, each of the Acquired Companies into additional shares of common stock of such Acquired Companies. Any additional shares of common stock of the Acquired Companies which may be issued to the Seller as a result of the foregoing shall be deemed to be FPR Shares, FPC Shares or FMDC Shares, as the case may be.

     7.5 Meeting of Stockholders. The Buyer shall, promptly after the date of this Agreement, take all action necessary in accordance with the Delaware General Corporation Law, its Certificate of Incorporation and By-Laws to convene a meeting of the holders of Common Stock of the Buyer to act on this Agreement (the 'Stockholders' Meeting'), and the Buyer shall consult with the Seller in connection therewith. The Buyer shall use its best efforts to solicit from holders of Common Stock that are not affiliated with the Seller proxies in favor of the approval and adoption of this Agreement and to obtain the vote of such stockholders required to approve and adopt this Agreement, unless otherwise required by the applicable fiduciary duties of the directors of Buyer, as determined by such directors in good faith after consultation with legal counsel.

     7.6 Proxy Statement. As promptly as practicable after the execution of this Agreement, the Buyer shall prepare and file with the Commission a proxy statement and a form of proxy, in connection with the vote of the Buyer's stockholders with respect to the transactions contemplated hereby and by the Preferred Stock Purchase Agreement (such proxy statement, together with any amendments thereof or supplements thereto, in each case in the form or forms mailed to the Buyer's stockholders, being the 'Proxy Statement'). The Buyer shall respond to all inquiries and comments of the Staff of the Commission to enable the Buyer to file and mail the definitive Proxy Statement as soon as reasonably practicable. Each of the Seller and the Buyer shall furnish all information concerning it and the holders of its capital stock as the other may reasonably request in connection with such actions. As promptly as practicable, the Buyer shall mail the Proxy Statement to its stockholders. The Proxy Statement shall include the recommendation of the Buyer's Board of Directors in favor of the adoption and approval of this Agreement and the transactions contemplated hereby and by the Preferred Stock Purchase Agreement unless otherwise required by the applicable fiduciary duties of the Board of Directors of the Buyer, as determined by such directors in good faith after consultation with legal counsel.

     7.7 Voting of Shares Held by the Seller. The Seller shall cause all shares of Purepac Common Stock owned by it to be voted, with respect to the proposals for the adoption and approval of the Preferred Stock Purchase Agreement and this Agreement and the transactions contemplated hereby and thereby at the Stockholders' Meeting, in the same manner as the majority of votes cast at the Stockholders' Meeting, with respect to such proposals, by the holders of Purepac Common Stock who are not 'affiliates' (as defined in Rule 12b-2 promulgated under the Exchange Act) of the Seller.

     7.8 National Market System Listing. The Buyer shall use its best efforts to authorize for listing the Purepac Stock on the NASDAQ National Market System.

     7.9 Public Announcements. Except as required by law and as contemplated  by
Section 7.6 hereof, the Seller will not, and will not permit the Acquired Companies to, make any public announcement in respect of the transactions contemplated hereby without the prior written consent of the Buyer, and the Buyer will not make any public announcements in respect of the transactions contemplated hereby without the prior written consent of the Seller.

                                      VIII
                             CONDITIONS TO CLOSING

     8.1  Conditions to  the Obligations  of the  Buyer and  of the  Seller. The
respective obligations of the Buyer and the Seller to consummate the transactions contemplated hereby are subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

          (i)   This  Agreement   and  the  consummation   of  the  transactions
     contemplated hereby, shall have been approved and ratified by (i) the stockholders of the Buyer in accordance with the Certificate of Incorporation and By-Laws of the Buyer and the Delaware General Corporation Law, and (ii) the affirmative vote of the holders of a majority of the votes cast at the Stockholders' Meeting by holders that are not 'affiliates' of the Seller;

          (ii) No preliminary or permanent injunction or other order or decree by any Federal or state court which prevents the consummation of the transactions contemplated hereby shall have been issued and shall remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted);

          (iii) No action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state or Federal government or governmental agency in the United States which would prevent the consummation of the transactions contemplated hereby;

          (iv) All required consents, approvals and authorizations of any Governmental Authority to the consummation of the transactions contemplated hereby shall have been obtained; and

          (v) The transactions contemplated by the Preferred Stock Purchase Agreement shall have been consummated.

     8.2 Conditions to the Obligations of the Seller. The obligation of the Seller to consummate the transactions contemplated hereby is subject to the following conditions, any of which may be waived by it in its sole discretion:

          (i) The Buyer shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by the Buyer prior to or on the Closing Date;

          (ii) The Buyer's representations and warranties contained in this Agreement or any schedule, certificate, or other instrument delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct in all material respects at and as of the Closing Date (except for changes permitted by this Agreement) and shall be deemed to be made again as of the Closing Date;

          (iii) The Buyer shall have performed and complied in all material respects with all agreements and conditions required by the Preferred Stock Purchase Agreement;

          (iv) The shares of Purepac Stock shall have been authorized for listing on the NASDAQ National Market, subject to notice of issuance;

          (v) The Buyer shall have executed and delivered to the Seller each of the Name License Agreement and the Registration Rights Agreement in the form annexed to the Seller's Disclosure Schedules; and

          (vi) The Buyer shall have delivered to the Seller:

             (A) a certificate, dated as of the Closing Date, executed by the President or a Vice President of the Buyer to the effect that the representations and warranties of the Buyer contained in this Agreement are true and correct in all material respects at and as of the Closing Date and that the Buyer has complied with or performed in all material respects all terms, covenants and conditions to be complied with or performed by it on or prior to the Closing Date;

             (B) a certificate, dated as of the Closing Date, duly executed by the Secretary of the Buyer certifying as to the incumbency and signatures of the Buyer's officers who have executed and delivered this Agreement or the other certificates and instruments delivered in connection herewith, and copies of directors' and stockholders' resolutions approving and authorizing the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby; and

             (C) a certificate representing the Purepac Stock to be delivered at the Closing.

     8.3 Conditions to the Obligations of the Buyer. The obligation of the Buyer to consummate the transactions contemplated hereby is subject to the following conditions, any of which may be waived by it in its sole discretion:

          (i) The Seller shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by the Seller prior to or on the Closing Date;

          (ii) The representations and warranties of the Seller contained in this Agreement (including the exhibits hereto and the Seller's Disclosure Schedule) or any schedule, certificate, or other instrument delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct in all material respects at and as of the Closing Date (except for changes permitted by this Agreement) and shall be deemed to be made again as of the Closing Date;

          (iii) The Seller shall have performed and complied in all material respects with all agreements and conditions required by the Preferred Stock Purchase Agreement;

          (iv) The Acquired Companies shall have at the Closing Date (A) an aggregate Net Asset Value in excess of $17,000,000, and (B) no indebtedness or other liability for money borrowed, except for accounts payable and other trade obligations incurred in the ordinary course of business;

          (v) The Seller shall have executed and delivered to the Buyer each of the Name Licensing Agreement and the Registration Rights Agreement; and

          (vi) The Seller shall have delivered to the Buyer:

             (A) a certificate, dated as of the Closing Date, executed by the President or a Vice President of the Seller to the effect that the representations and warranties of the Seller contained in this Agreement are true and correct in all material respects at and as of the Closing Date and that the Seller has complied with or performed in all material respects all terms, covenants and conditions to be complied with or performed by it on or prior to the Closing Date; and

             (B) a certificate, dated as of the Closing Date, duly executed by the Secretary of the Seller certifying as to the incumbency and signatures of the Seller's officers who have executed and delivered this Agreement or the other certificates and instruments delivered in connection herewith, and copies of directors' and stockholders' resolutions approving and authorizing the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby; and

             (C) Certificates representing the FPR Shares, the FPC Shares and the FMDC Shares; and

             (D) the books and records of the Acquired Companies.

                                       IX
                                INDEMNIFICATION

     9.1 By the Seller.

     (a) The Seller covenants and agrees to defend, indemnify and hold harmless the Buyer and its officers, directors, employees, affiliates and agents (collectively, the 'Buyer Indemnitees') from and against, and pay or reimburse the Buyer Indemnitees for, any and all liabilities, obligations, losses, costs, deficiencies or damages (whether absolute or accrued) and including interest, penalties and reasonable attorneys' fees and expenses incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, 'Losses'), resulting from or arising out of (i) the inaccuracy or breach of any representation or warranty made by the Seller in this Agreement or (ii) the failure of the Seller to perform any covenant or fulfill any other obligation contained in this Agreement.

     (b) The Buyer and the Seller agree that with respect to any Loss or alleged Loss claimed by the Buyer Indemnitees which is based upon or arises from a breach or alleged by the Seller of any of the representations or warranties contained in Article III hereof, the Buyer Indemnitees shall not be entitled to seek to assert their rights against the Seller pursuant to Section 9.1(a) hereof until FPR has first fully exercised its rights under the indemnification provisions set forth in the DuPont Acquisition Agreement to the full extent available.

     9.2 By the Buyer. The Buyer covenants and agrees to defend, indemnify and hold harmless the Seller and its officers, directors, employees, affiliates and agents (collectively, the 'Seller Indemnitees') from and against, and pay or reimburse the Seller Indemnitees for, any and all Losses resulting from or arising out of the incorrectness or breach of any representation or warranty made by the Buyer in this Agreement or (ii) the failure of the Buyer to perform any covenant or fulfill any other obligation contained in this Agreement.

     9.3 Claims Procedure. In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the 'Indemnified Party'), written notice shall be given by the Indemnified Party to the party required to provide indemnification (the 'Indemnifying Party') promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom, provided that (i) counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense, but only at such Indemnified Party's expense and without any indemnification for such expense pursuant to this Article IX, and (ii) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such Indemnifying Party is damaged or materially prejudiced as a result of such failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged as a result of such failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, (i) consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation or (ii) pursue any course of defense of any claim subject to indemnification hereunder, if the Indemnified Party shall reasonably and in good faith determine that the conduct of such defense might be expected to affect adversely the Indemnified Party's tax liability or ability to conduct its business. In the event that the Indemnified Party shall reasonably and in good faith determine that any proposed settlement of any claim subject to indemnification hereunder by the Indemnifying Party might be expected to affect adversely the Indemnified Party's tax liability or ability to conduct its business, the Indemnified Party shall have the right at all times to take over and assume control over the settlement, negotiations or lawsuit relating to any such claim at the sole cost of the Indemnifying Party, provided that if the Indemnified Party does so take over and assume control, the amount of the indemnity required to be paid by the Indemnifying Party shall be limited to the amount the Indemnifying Party is able to reasonably demonstrate that it could have settled the matter for immediately prior to the time of assumption. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand, and shall be entitled to settle or agree to pay in full such claim or demand, in its sole discretion. In any event, the Seller and the Buyer shall cooperate in the defense of any action or claim subject to this Article IX and the records of each shall be available to the other with respect to such defense.

     9.4 Extent of Liability. In no event shall the Buyer Indemnitees be entitled to indemnification under this Article IX unless and until the aggregate amount of all claims for such indemnification exceeds $200,000.

                                       X
                                  TERMINATION

     10.1 Termination Prior to Closing. This agreement may be terminated at any time prior to the Closing, whether before or after approval and ratification by their respective stockholders:

          (a) by mutual consent of the Buyer and the Seller;

          (b) by either the Buyer or the Seller if the Closing has not occurred on or prior to April 30, 1996 ( provided, however, that no party may terminate this Agreement if such party has materially breached any of the terms and conditions hereof);

          (c)  by the Buyer if any of the conditions specified in Section 8.1 or
     8.3 have not been met or waived by the Buyer at such time as such condition is no longer capable of satisfaction; or

          (d) by the Seller if any of the conditions specified in Section 8.1 or
     8.2 have not been met or waived by the Seller at such time as such condition is no longer capable of satisfaction.

     10.2 Consequences of Termination. Upon termination of this Agreement pursuant to this Article X or any other express right of termination provided elsewhere in this Agreement, the parties shall be relieved of any further obligation to the other except as provided in Section 12.1; provided, however, that no termination of this Agreement, pursuant to this Article X hereof or under any other express right of termination provided elsewhere in this Agreement, shall operate to release any party from any liability to any other party incurred before the date of such termination or from any liability resulting from any willful misrepresentation made in connection with this Agreement or willful breach hereof. The provisions of this Article X shall not be considered as a waiver by either the Buyer or by the Seller, as the case may be, of the remedy of specific performance, it being agreed that each shall have the right to specific performance with respect to this Agreement.

                                       XI
                              ADDITIONAL COVENANTS

     11.1 Mutual Cooperation. The parties hereto will cooperate with each other, and will use all reasonable efforts to cause the fulfillment of the conditions to the parties' obligations hereunder and to obtain as promptly as possible all consents, authorizations, orders or approvals from each and every third party, whether private or governmental, required in connection with the transactions contemplated by this Agreement.

     11.2 Changes in Representations and Warranties of the Seller. Between the date of this Agreement and the Closing Date, the Seller shall not, nor shall the Seller permit any of the Acquired Companies to, directly or indirectly, enter into any transaction, take any action, or by inaction permit an event to occur, which would result in any of the representations and warranties herein contained not being true and correct in all material respects at and as of (i) the time immediately following the occurrence of such transaction or event or (ii) the Closing Date. The Seller shall promptly give written notice to the Buyer upon becoming aware of (A) any fact which, if known on the date hereof, would have been required to be set forth or disclosed pursuant to this Agreement and (B) any impending or threatened breach in any material respect of any of the representations and warranties contained in this Agreement and with respect to the latter shall use all reasonable efforts to remedy same.

     11.3 Changes in Representations and Warranties of the Buyer. Between the date of this Agreement and the Closing Date, the Buyer shall not, directly or indirectly, enter into any transaction, take any action, or by inaction permit an event to occur, which would result in any of the representations and warranties of the Buyer herein contained not being true and correct in all material respects at and as of (i) the time immediately following the occurrence of such transaction or event or (ii) the Closing Date. The Buyer shall promptly give written notice to the Seller upon becoming aware of (A) any fact which, if known on the date hereof, would have been required to be set forth or disclosed pursuant to this Agreement and (B) any impending or threatened breach in any material respect of any of the representations and warranties contained in this Agreement and with respect to the latter shall use all reasonable efforts to remedy same.

                                      XII
                                 MISCELLANEOUS

     12.1 Expenses. The parties shall pay their own respective expenses incident to the negotiation, preparation, and carrying out of this Agreement, including all fees and expenses of their respective counsel, advisors and accountants for all activities of such counsel, advisors and accountants undertaken pursuant to this Agreement, whether or not the transactions contemplated hereby are consummated. The foregoing notwithstanding, if this Agreement is terminated as a result of the failure of the stockholders of the Buyer to approve the transactions contemplated hereby, the Seller will reimburse the Buyer for one-half of the Buyer's expenses incurred in connection herewith.

     12.2 Survival of Representations, Warranties and Covenants. All statements contained in this Agreement or in any certificate delivered by or on behalf of the Seller or the Buyer pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations, warranties and covenants by the Seller or the Buyer, as the case may be, hereunder. All representations, warranties, and covenants made by the Seller and by the Buyer in this Agreement, or pursuant hereto, shall survive the Closing for a period of two years, except for representations and warranties relating to Taxes, which shall survive for a period ending upon the later of the expiration of the applicable statute of limitations or 60 days after the final determination of any tax liability. All representations and warranties related to any claim asserted in writing prior to the expiration of the applicable survival period shall survive until such claim shall be resolved and payment in respect thereof, if any is owing, shall be made.

     12.3 Succession and Assignments; Third Party Beneficiaries. This Agreement may not be assigned (either voluntarily or involuntarily) by any party hereto without the express written consent of the other party. Any attempted assignment in violation of this Section shall be void and ineffective for all purposes. In the event of an assignment permitted by this Section, this Agreement shall be binding upon the heirs, successors and assigns of the parties hereto. Except as expressly set forth in this Section, there shall be no third party beneficiaries of this Agreement.

     12.4 Notices. All notices, requests, demands, or other communications with respect to this Agreement shall be in writing and shall be (i) sent by facsimile transmission, (ii) sent by the United States Postal Service, registered or certified mail, return receipt requested, or (iii) personally delivered by a nationally recognized express overnight courier service, charges prepaid, to the following addresses (or such other addresses as the parties may specify from time to time in accordance with this Section)

     (i) To the Buyer:
        Purepac, Inc.
        200 Elmora Avenue
        Elizabeth, New Jersey 07207
        Attention: President
        Fax No.: (908) 355-7048

        With a Copy To:
        Parker Duryee Rosoff & Haft
        529 Fifth Avenue
        New York, New York 10017
        Attention: William R. Griffith, Esq.
        Fax No.: (212) 972-9487

     (ii) To the Seller:
        Faulding Holdings Inc.
        529 Fifth Avenue, 8th Floor
        New York, New York 10017
        Attention: President
        Fax No.: (212) 599-0028

        With a Copy To:
        Reid & Priest LLP
     40 West 57th Street
     New York, NY 10019
        Attention: Richard M. Farmer, Esq.
        Fax No.: (212) 603-2298

     Any such notice shall, when sent in accordance with the preceding sentence, be deemed to have been given and received on the earliest of (i) the day delivered to such address or sent by facsimile transmission, (ii) the fifth business day following the date deposited with the United States Postal Service, or (iii) 24 hours after shipment by such courier service.

     12.5 Construction. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

     12.6  Counterparts.  This  Agreement  may  be  executed  in  two  or   more
counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same Agreement.

     12.7 No Implied Waiver; Remedies. No failure or delay on the part of the parties hereto to exercise any right, power, or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. All rights, powers, and privileges granted herein shall be in addition to other rights and remedies to which the parties may be entitled at law or in equity.

     12.8 Entire Agreement. This Agreement, including the Exhibits and Schedules attached hereto, sets forth the entire understandings of the parties with respect to the subject matter hereof, and it incorporates and merges any and all previous communications, understandings, oral or written as to the subject matter hereof, and cannot be amended or changed except in writing, signed by the parties.

     12.9 Amendment. This Agreement may be amended by the parties hereto pursuant to action of their respective Boards of Directors, at any time before or after approval hereof by the stockholders of the Buyer. This Agreement may not be amended except by an instrument in writing duly executed on behalf of each of the parties hereto.

     12.10 Headings. The headings of the Sections of this Agreement, where employed, are for the convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meanings of the parties.

     12.11 Severability. To the extent that any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted hereof and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                          FAULDING HOLDINGS INC.

                                          By:       /s/ EDWARD D. TWEDDELL
                                               .................................
                                            Name: Edward D. Tweddell
                                            Title:  Director

                                          PUREPAC, INC.

                                          By:        /s/ RICHARD F. MOLDIN
                                               .................................
                                            Name: Richard F. Moldin
                                            Title:  President

                                                                       EXHIBIT B

                       PREFERRED STOCK PURCHASE AGREEMENT

     PREFERRED STOCK PURCHASE AGREEMENT, dated as of January 23, 1996, between Faulding Holdings Inc., a Delaware corporation (the 'Buyer'), and Purepac, Inc., a Delaware corporation (the 'Seller').

                                   WITNESSETH

     WHEREAS, simultaneously with the execution of this Agreement, the Seller and the Buyer are executing and delivering an agreement (the 'Stock Purchase Agreement'), providing, among other things, for the exchange by the Buyer of all of the issued and outstanding capital stock of Faulding Puerto Rico, Inc., Faulding Pharmaceutical Co. and Faulding Medical Device Co. for shares of Common Stock of the Seller, all on the terms and subject to the conditions set forth in such Stock Purchase Agreement; and

     WHEREAS, the Buyer wishes to purchase, and the Seller wishes to sell shares of a new class of convertible preferred stock of the Seller having an aggregate liquidation/redemption preference of $15,000,000, and convertible into shares of Common Stock, $.01 par value, of the Seller, for a purchase price of $15,000,000 in cash;

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties made herein and of the mutual benefits to be derived herefrom, the parties hereto agree as follows:

                                       I
                        PURCHASE AND SALE OF THE SHARES

     1.1 Purchase and Sale of the Shares. Subject to the terms and conditions hereof, the Seller hereby agrees to sell, and the Buyer hereby agrees to purchase, in consideration for the delivery to the Buyer at the Closing of the Purchase Price, as hereinafter defined, 150,000 shares (the 'Shares') of a newly created Class B Preferred Stock of the Seller, such preferred stock having the rights and preferences as set forth in the form of Certificate of Designation annexed hereto as Exhibit A (the 'Class B Preferred Stock').

     1.2 Purchase Price. The purchase price for the Shares (the 'Purchase Price') shall be $15,000,000 in cash, payable by wire transfer of immediately available funds to an account designated by the Seller in writing.

     1.3 Closing. The closing of the sale and purchase of the Shares (the 'Closing') shall take place at the offices of Parker Duryee Rosoff & Haft, a professional corporation, 529 Fifth Avenue, New York, New York 10017, at 1:00 p.m. on February 29, 1996 or such other time and date as the parties may agree to in writing (the 'Closing Date').

     At the Closing:

          (a) the Seller will deliver to the Buyer, free and clear of all liens, claims, charges and encumbrances, a certificate representing the Shares, duly registered in the name of the Buyer;

          (b) the Buyer will deliver to the Seller the Purchase Price; and

          (c) the Seller and the Buyer shall each deliver to the other those items required to be delivered pursuant to Article V hereof.

                                       II
                  REPRESENTATIONS AND WARRANTIES OF THE BUYER

     The Buyer represents and warrants to the Seller as follows with the knowledge and understanding that the Seller is relying materially on such representations and warranties.

     2.1 Organization and Standing. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Buyer has all requisite corporate power to carry on its business as it is now being conducted.

     2.2 Authority. The Buyer has the full power and authority to execute this Agreement and this Agreement constitutes a valid and binding obligation of the Buyer, enforceable in accordance with its respective terms, subject to general principles of equity and bankruptcy or other laws relating to or affecting the rights of creditors generally. The execution and delivery of this Agreement and the performance of the Buyer's obligations hereunder have been duly authorized by the Board of Directors of the Buyer and no other corporate action on the part of the Buyer is required.

     2.3 No Conflicts, etc. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default under any provision of the certificate of incorporation or by-laws of the Buyer, or any mortgage, indenture, lease, stockholders' agreement or other agreement, instrument, applicable law or license applicable to the Buyer or any of its properties.

     2.4 Acquisition of the Shares for Investment. The Buyer is acquiring the Shares for investment purposes, with no present intention to distribute or liquidate such shares or to transfer such shares in violation of applicable securities laws, including, without limitation, the Securities Act of 1933, as amended (the 'Act').

     2.5 Governmental Approvals. Except for filings under applicable securities laws, no authorization, license, permit, franchise, approval, order or consent of, and no registration, declaration or filing by the Buyer with, any governmental authority, domestic or foreign, federal, state or local, is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. No consent of any third party is required to be obtained by the Buyer in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

     2.6 Brokers. The Buyer has not made any agreement or taken any action with any person or taken any action which would cause any person to be entitled to any agent's, broker's or finder's fee or commission in connection with the transactions contemplated by this Agreement.

                                      III
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller represents and warrants to the Buyer as follows, with the knowledge and understanding that the Buyer is relying materially on such representations and warranties:

     3.1 Organization and Standing of the Seller. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all corporate power to carry on its business as now conducted. The copies of the Certificate of Incorporation and By-Laws of the Seller (certified by the Secretary of the Seller), as amended to date, delivered to the Buyer, are true and complete copies of those documents as now in effect.

     3.2 The Seller's Authority. The Seller has the full power and authority to execute this Agreement. The execution, delivery and performance by the Seller of this Agreement has been duly authorized by the Board of Directors of the Seller and no other corporate action is required, other than the approval of the stockholders of the Seller referred to in Sections 4.1 and 5.1 hereof. This Agreement constitutes the valid and binding obligation of the Seller, enforceable in accordance with its terms, subject to general principles of equity and bankruptcy or other laws relating to or affecting the rights of creditors generally. This Agreement and the transactions contemplated hereby have been approved by the directors of the Seller who are not employed by the Buyer or any of its affiliates.

     3.3 Capitalization. The authorized capital stock of the Seller consists of 25,000,000 shares of Common Stock, par value $.01 per share, of which 12,581,223 shares are issued and outstanding, and 1,834,188 shares of Preferred Stock, $.01 par value, of which 834,188 shares are outstanding. The Common Stock of the Seller is traded on the National Market System of the NASDAQ Stock Market.

     3.4 Class B Preferred Stock. The Seller's Board of Directors has duly authorized the filing with the Secretary of State of Delaware of a Certificate of Designation, substantially in the form of Exhibit A hereto, creating a series of preferred stock of the Seller designated as Class B Preferred Stock, and has authorized the issuance to the Buyer of the Shares to be issued to the Buyer hereunder. Upon the filing of such Certificate of Designation and upon the issuance of the Shares in accordance with the terms of this Agreement, such Shares shall be duly authorized, validly issued, fully paid and non-assessable. Upon the closing of the transactions contemplated hereby, the Buyer will acquire title to the Shares, free and clear of all liens, claims, charges and encumbrances.

     3.5 Business; SEC Filings.

     (a) Except as set forth in Section 3.5 of the Seller's Disclosure Schedule, the Seller has filed with the Securities and Exchange Commission (the 'Commission') all required reports, schedules, forms, statements and other documents from July 1, 1994 through the date hereof, including (i) the Annual Report on Form 10-K for the fiscal year ended June 30, 1995, (ii) the quarterly reports on Form 10-Q required for all fiscal quarters during such period and for the three months ended September 30, 1995, (iii) its proxy or information statements relating to meetings of, or actions taken without a meeting by, the stockholders of the Seller held during such period, and (iv) all of its other reports, statements, schedules and registration statements filed with the Commission during such period.

     (b) As of its filing date or, if amended, as of the date of its amendment, as the case may be, each such report, proxy or information statement (as amended or supplemented, if applicable), by the Seller filed by the Seller pursuant to the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (c) Each such registration statement (as amended or supplemented, if applicable) filed by the Seller pursuant to the Securities Act of 1933, as amended, on the date such statement, amendment or supplement became effective did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     3.6 Financial Statements. The financial statements of the Seller included in the Annual Report on Form 10-K filed by the Seller with respect to the fiscal year of the Company ended June 30, 1995 and the quarterly reports on Form 10-Q filed by the Seller with the Commission with respect to the quarters ended September 30, 1994, December 31, 1994, March 31, 1995 and September 30, 1995, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with GAAP (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-Q of the Commission), and fairly present (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are anticipated to be material) the financial position, results of operations, stockholders' equity and changes in financial position of the Seller as at the dates and for the periods indicated.

     3.7 No Undisclosed Material Liabilities. There are no liabilities of the Seller of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than:

          (i) liabilities disclosed in the Seller's filings with the Commission or otherwise reflected or reserved against in the Seller's financial statements;

          (ii)  liabilities  incurred  in   the  ordinary  course  of   business
     consistent with past practice, which individually or in the aggregate, would not have a material adverse effect on the assets, liabilities, financial condition, business, operations or results of operations of the Seller; and

          (iii) liabilities under this Agreement or disclosed pursuant to this Agreement.

     3.8 Proxy Statement. None of the information to be supplied by the Seller or any of its accountants, counsel or other authorized representatives for inclusion in the Proxy Statement (as defined in Section 4.2) to be distributed in connection with the Stockholders' Meeting (as defined in Section 4.1) will, at the time of the mailing of the Proxy Statement and any amendments or supplements thereto, and at the time of the Stockholders' Meeting contain any untrue statement of a material fact required to be stated therein or omit any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, it being understood and agreed that no representation or warranty is made by the Seller with respect to any information supplied by the Buyer or its accountants, counsel or other authorized representatives. If at any time prior to the Closing any event with respect to the Seller, its officers and directors or any of its subsidiaries shall occur which is or should be described in an amendment of, or a supplement to, the Proxy Statement, such event shall be so described and the presentation in such amendment or supplement of such information will not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading in any material respect or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading. The Proxy Statement will comply as to form in all material respects with all applicable laws, including the provisions of the Exchange Act and the rules and regulations promulgated thereunder.

     3.9 Governmental Approvals. Other than the filing of the Proxy Statement with the Commission, no authorization, license, permit, franchise, approval, order or consent of, and no registration, declaration or filing by the Seller with, any governmental authority, domestic or foreign, federal, state or local, is required in connection with the execution, delivery and performance of this Agreement.

     3.10 Brokers. Except for fees due to Salomon Brothers Inc, payable by the Seller, the Seller has not made any agreement or taken any action with any person or taken any action which would cause any person to be entitled to any agent's, broker's or finder's fee or commission in connection with the transactions contemplated by this Agreement.

                                       IV
             COVENANTS OF THE BUYER AND THE SELLER PENDING CLOSING

     4.1 Meeting of Stockholders. The Seller shall, promptly after the date of this Agreement, take all action necessary in accordance with the Delaware General Corporation Law, its Certificate of Incorporation and By-Laws to convene a meeting of the holders of Common Stock of the Seller to act on this Agreement (the 'Stockholders' Meeting'), and the Seller shall consult with the Buyer in connection therewith. At such Stockholders' Meeting, the stockholders of the Seller will also act on the Stock Purchase Agreement. The Seller shall use its best efforts to solicit from holders of Common Stock that are not affiliated with the Buyer proxies in favor of the approval and adoption of this Agreement and to obtain the vote of such stockholders required to approve and adopt this Agreement, unless otherwise required by the applicable fiduciary duties of the directors of Seller, as determined by such directors in good faith after consultation with legal counsel.

     4.2 Proxy Statement. As promptly as practicable after the execution of this Agreement, the Seller shall prepare and file with the Commission a proxy statement and a form of proxy, in connection with the vote of the Seller's stockholders with respect to the transactions contemplated hereby (such proxy statement, together with any amendments thereof or supplements thereto, in each case in the form or forms mailed to the Seller's stockholders, being the 'Proxy Statement'). The Seller will use its best efforts to respond as promptly as reasonably practicable to all inquiries and comments of the Staff of the Commission to enable the Seller to file and mail the definitive Proxy Statement as soon as reasonably practicable. Each of the Buyer and the Seller shall furnish all information concerning it and the holders of its capital stock as the other may reasonably request in connection with such actions. As promptly as practicable, the Seller shall mail the Proxy Statement to its stockholders. The Proxy Statement shall include the recommendation of the Seller's Board of Directors in favor of the adoption and approval of this Agreement and the transactions contemplated hereby unless otherwise required by the applicable fiduciary duties of the Board of Directors of the Seller, as determined by such directors in good faith after consultation with legal counsel.

     4.3 Voting of Shares Held by the Buyer. The Buyer shall cause all shares of Common Stock of the Seller owned by it to be voted, with respect to the proposals for the adoption and approval of this Agreement and the transactions contemplated hereby and thereby at the Stockholders' Meeting, in the same manner in which the majority of votes are cast, with respect to such proposals, by the holders of Common Stock that are not 'affiliates' (as defined in Rule 12b-2 promulgated under the Exchange Act) of the Buyer at the Stockholders' Meeting.

     4.4  Public Announcements. Except as required by law and as contemplated by
Section 4.2 hereof, the Buyer will not make any public announcement in respect of the transactions contemplated hereby without the prior written consent of the Seller, and the Seller will not make any public announcements in respect of the transactions contemplated hereby without the prior written consent of the Buyer.

                                       V
                             CONDITIONS TO CLOSING

     5.1 Conditions  to the  Obligations of  the Seller  and of  the Buyer.  The
respective obligations of the Seller and the Buyer to consummate the transactions contemplated hereby are subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

          (i) This Agreement, and the consummation of the transactions contemplated hereby, shall have been approved and ratified by (i) the stockholders of the Seller in accordance with the Certificate of Incorporation and By-Laws of the Seller and the Delaware General Corporation Law, and (ii) the affirmative vote of the holders of a majority of the votes cast at the Stockholders' Meeting by holders that are not 'affiliates' of the Buyer;

          (ii) No preliminary or permanent injunction or other order or decree by any Federal or state court which prevents the consummation of the transactions contemplated hereby shall have been issued and shall remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted);

          (iii) No action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state or Federal government or governmental agency in the United States which would prevent the consummation of the transactions contemplated hereby;

          (iv) All required consents, approvals and authorizations of any governmental authority to the consummation of the transactions contemplated hereby shall have been obtained; and

          (v) The transactions contemplated by the Stock Purchase Agreement shall have been consummated.

     5.2 Conditions to the Obligations of the Buyer. The obligation of the Buyer to consummate the transactions contemplated hereby is subject to the following conditions, any of which may be waived by it in its sole discretion:

          (i) The Seller shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by the Seller prior to or on the Closing Date;

          (ii) The Seller's representations and warranties contained in this Agreement or any schedule, certificate, or other instrument delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct in all material respects at and as of the Closing Date and shall be deemed to be made again as of the Closing Date; and

          (iii) The Seller shall have delivered to the Buyer:

             (A) a certificate, dated as of the Closing Date, executed by the President or a Vice President of the Seller to the effect that the representations and warranties of the Seller contained in this Agreement are true and correct in all material respects at and as of the Closing Date and that the Seller has complied with or performed in all material respects all terms, covenants and conditions to be complied with or performed by it on or prior to the Closing Date;

             (B) a certificate, dated as of the Closing Date, duly executed by the Secretary of the Seller certifying as to the incumbency and signatures of the Seller's officers who have executed and delivered this Agreement or the other certificates and instruments delivered in connection herewith, and copies of directors' and stockholders' resolutions approving and authorizing the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby; and

             (C) a certificate representing the Shares, duly registered in the name of the Buyer.

     5.3 Conditions to the Obligations of the Seller. The obligation of the Seller to consummate the transactions contemplated hereby is subject to the following conditions, any of which may be waived by it in its sole discretion:

          (i) The Buyer shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by the Buyer prior to or on the Closing Date;

          (ii) The representations and warranties of the Buyer contained in this Agreement (including the exhibits hereto and the Buyer's Disclosure Schedule) or any schedule, certificate, or other instrument delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct in all material respects at and as of the Closing Date (except for changes permitted by this Agreement) and shall be deemed to be made again as of the Closing Date; and

          (iii) The Buyer shall have delivered to the Seller:

             (A) a certificate, dated as of the Closing Date, executed by the President or a Vice President of the Buyer to the effect that the representations and warranties of the Buyer contained in this Agreement are true and correct in all material respects at and as of the Closing Date and that the Buyer has complied with or performed in all material respects all terms, covenants and conditions to be complied with or performed by it on or prior to the Closing Date;

             (B) a certificate, dated as of the Closing Date, duly executed by the Secretary of the Buyer certifying as to the incumbency and signatures of the Buyer's officers who have executed and delivered this Agreement or the other certificates and instruments delivered in connection herewith, and copies of directors' and stockholders' resolutions approving and authorizing the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby; and

             (C) the Purchase Price.

                                       VI
                                INDEMNIFICATION

     6.1 By the Buyer. The Buyer covenants and agrees to defend, indemnify and hold harmless the Seller and its officers, directors, employees, affiliates and agents (collectively, the 'Seller Indemnitees') from and against, and pay or reimburse the Seller Indemnitees for, any and all liabilities, obligations, losses, costs, deficiencies or damages (whether absolute or accrued) and including interest, penalties and reasonable attorneys' fees and expenses incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, 'Losses'), resulting from or arising out of (i) the incorrectness or breach of any representation or warranty made by the Buyer in this Agreement or (ii) the failure of the Buyer to perform any covenant or fulfill any other obligation contained in this Agreement.

     6.2 By the Seller. The Seller covenants and agrees to defend, indemnify and hold harmless the Buyer and its officers, directors, employees, affiliates and agents (collectively, the 'Buyer Indemnitees') from and against, and pay or reimburse the Buyer Indemnitees for, any and all Losses resulting from or arising out of the incorrectness or breach of any representation or warranty made by the Seller in this Agreement or (ii) the failure of the Seller to perform any covenant or fulfill any other obligation contained in this Agreement.

     6.3 Claims Procedure. In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the 'Indemnified Party'), notice shall be given by the Indemnified Party to the party required to provide indemnification (the 'Indemnifying Party') promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom, provided that (i) counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense, but only at such Indemnified Party's expense and without any indemnification for such expense pursuant to this Article VI, and (ii) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged as a result of such failure of actual notice to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, (i) consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation or (ii) pursue any course of defense of any claim subject to indemnification hereunder, if the Indemnified Party shall reasonably and in good faith determine that the conduct of such defense might be expected to affect adversely the Indemnified Party's tax liability or ability to conduct its business. In the event that the Indemnified Party shall reasonably and in good faith determine that any proposed settlement of any claim subject to indemnification hereunder by the Indemnifying Party might be expected to affect adversely the Indemnified Party's tax liability or ability to conduct its business, the Indemnified Party shall have the right at all times to take over and assume control over the settlement, negotiations or lawsuit relating to any such claim at the sole cost of the Indemnifying Party, provided that if the Indemnified Party does so take over and assume control, the amount of the indemnity required to be paid by the Indemnifying Party shall be limited to the amount the Indemnifying Party is able to reasonably demonstrate that it could have settled the matter for immediately prior to the time of assumption. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand, and shall be entitled to settle or agree to pay in full such claim or demand, in its sole discretion. In any event, the Buyer and the Seller shall cooperate in the defense of any action or claim subject to this Article VI and the records of each shall be available to the other with respect to such defense.

                                      VII
                                  TERMINATION

     7.1 Termination Prior to Closing. This agreement may be terminated at any time prior to the Closing, whether before or after approval and ratification by the stockholders of the Seller:

          (a) by mutual consent of the Seller and the Buyer;

          (b) by either the Seller or the Buyer if the Closing has not occurred on or prior to April 30, 1996 ( provided, however, that no party may terminate this Agreement if such party has materially breached any of the terms and conditions hereof);

          (c) by the Seller if any of the conditions specified in Section 5.1 or
     5.3 have not been met or waived by the Seller at such time as such condition is no longer capable of satisfaction; or

          (d)  by the Buyer if any of the conditions specified in Section 5.1 or
     5.2 have not been met or waived by the Buyer at such time as such condition is no longer capable of satisfaction.

     7.2 Consequences of Termination. Upon termination of this Agreement pursuant to this Article VII or any other express right of termination provided elsewhere in this Agreement, the parties shall be relieved of any further obligation to the other except as set forth in Section 9.1; provided, however, that no termination of this Agreement, pursuant to this Article VII hereof or under any other express right of termination provided elsewhere in this Agreement, shall operate to release any party from any liability to any other party incurred before the date of such termination or from any liability resulting from any willful misrepresentation made in connection with this Agreement or willful breach hereof. The provisions of this Article VII shall not be considered as a waiver by either the Seller or by the Buyer, as the case may be, of the remedy of specific performance, it being agreed that each shall have the right to specific performance with respect to this Agreement.

                                      VIII
                              ADDITIONAL COVENANTS

     8.1 Mutual Cooperation. The parties hereto will cooperate with each other, and will use all reasonable efforts to cause the fulfillment of the conditions to the parties' obligations hereunder and to obtain as promptly as possible all consents, authorizations, orders or approvals from each and every third party, whether private or governmental, required in connection with the transactions contemplated by this Agreement.

     8.2 Changes in Representations and Warranties of the Buyer. Between the date of this Agreement and the Closing Date, the Buyer shall not, directly or indirectly, enter into any transaction, take any action, or by inaction permit an event to occur, which would result in any of the representations and warranties herein contained not being true and correct in all material respects at and as of (i) the time immediately following the occurrence of such transaction or event or (ii) the Closing Date. The Buyer shall promptly give written notice to the Seller upon becoming aware of (A) any fact which, if known on the date hereof, would have been required to be set forth or disclosed pursuant to this Agreement and (B) any impending or threatened breach in any material respect of any of the representations and warranties contained in this Agreement and with respect to the latter shall use all reasonable efforts to remedy same.

     8.3 Changes in Representations and Warranties of the Seller. Between the date of this Agreement and the Closing Date, the Seller shall not, directly or indirectly, enter into any transaction, take any action, or by inaction permit an event to occur, which would result in any of the representations and warranties of the Seller herein contained not being true and correct in all material respects at and as of (i) the time immediately following the occurrence of such transaction or event or (ii) the Closing Date. The Seller shall promptly give written notice to the Buyer upon becoming aware of (A) any fact which, if known on the date hereof, would have been required to be set forth or disclosed pursuant to this Agreement and (B) any impending or threatened breach in any material respect of any of the representations and warranties contained in this Agreement and with respect to the latter shall use all reasonable efforts to remedy same.

                                       IX
                                 MISCELLANEOUS

     9.1 Expenses. The parties shall pay their own respective expenses incident to the negotiation, preparation, and carrying out of this Agreement, including all fees and expenses of their respective counsel, advisors and accountants for all activities of such counsel, advisors and accountants undertaken pursuant to this Agreement, whether or not the transactions contemplated hereby are consummated. The foregoing notwithstanding, if this Agreement is terminated as a result of the failure of the stockholders of the Seller to approve the transactions contemplated hereby, the Buyer will reimburse the Seller for one-half of the Seller's expenses incurred in connection herewith.

     9.2 Survival of Representations, Warranties and Covenants. All statements contained in this Agreement or in any certificate delivered by or on behalf of the Buyer or the Seller pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations, warranties and covenants by the Buyer or the Seller, as the case may be, hereunder. All representations, warranties, and covenants made by the Buyer and by the Seller in this Agreement, or pursuant hereto, shall survive the Closing for a period of three years. All representations and warranties related to any claim asserted in writing prior to the expiration of the applicable survival period shall survive until such claim shall be resolved and payment in respect thereof, if any is owing, shall be made.

     9.3 Succession and Assignments; Third Party Beneficiaries. This Agreement may not be assigned (either voluntarily or involuntarily) by any party hereto without the express written consent of the other party. Any attempted assignment in violation of this Section shall be void and ineffective for all purposes. In the event of an assignment permitted by this Section, this Agreement shall be binding upon the heirs, successors and assigns of the parties hereto. Except as expressly set forth in this Section, there shall be no third party beneficiaries of this Agreement.

     9.4 Notices. All notices, requests, demands, or other communications with respect to this Agreement shall be in writing and shall be (i) sent by facsimile transmission, (ii) sent by the United States Postal Service, registered or certified mail, return receipt requested, or (iii) personally delivered by a nationally recognized express overnight courier service, charges prepaid, to the following addresses (or such other addresses as the parties may specify from time to time in accordance with this Section)

(i)  To the Seller:
     Purepac, Inc.
     200 Elmora Avenue
     Elizabeth, New Jersey 07207
     Attention: President
     Fax No.: (908) 355-7048

     With a Copy To:

     Parker Duryee Rosoff & Haft
     529 Fifth Avenue
     New York, New York 10017
     Attention: William R. Griffith, Esq.
     Fax No.: (212) 972-9487

(ii)  To the Buyer:

     Faulding Holdings Inc.
     529 Fifth Avenue
     8th Floor
     New York, New York 10017
     Attention: President
     Fax No.: (212) 599-0028

     With a Copy To:

     Reid & Priest LLP
     40 West 57th Street
     New York, NY 10019
     Attention: Richard M. Farmer, Esq.
     Fax No.: (212) 603-2298

Any such notice shall, when sent in accordance with the preceding sentence, be deemed to have been given and received on the earliest of (i) the day delivered to such address or sent by facsimile transmission, (ii) the fifth business day following the date deposited with the United States Postal Service, or (iii) 24 hours after shipment by such courier service.

     9.5 Construction. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

     9.6   Counterparts.  This  Agreement  may  be   executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same Agreement.

     9.7 No Implied Waiver; Remedies. No failure or delay on the part of the parties hereto to exercise any right, power, or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. All rights, powers, and privileges granted herein shall be in addition to other rights and remedies to which the parties may be entitled at law or in equity.

     9.8 Entire Agreement. This Agreement, including the Exhibits and Schedules attached hereto, sets forth the entire understandings of the parties with respect to the subject matter hereof, and it incorporates and merges any and all previous communications, understandings, oral or written as to the subject matter hereof, and cannot be amended or changed except in writing, signed by the parties.

     9.9 Amendment. This Agreement may be amended by the parties hereto pursuant to actions of their respective Boards of Directors, at any time before or after approval hereof by the stockholders of the Seller. This Agreement may not be amended except by an instrument in writing duly executed on behalf of each of the parties hereto.

     9.10 Headings. The headings of the Sections of this Agreement, where employed, are for the convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meanings of the parties.

     9.11 Severability. To the extent that any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted hereof and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                          FAULDING HOLDINGS INC.
                                          By:       /s/ EDWARD D. TWEDDELL
                                               .................................
                                            Name: Edward D. Tweddell
                                            Title: Director

                                          PUREPAC, INC.

                                          By:        /s/ RICHARD F. MOLDIN
                                               .................................
                                            Name: Richard F. Moldin
                                            Title:  Chief Executive Officer

                           CERTIFICATE OF DESIGNATION
                     SETTING FORTH THE PREFERENCES, RIGHTS
                      AND LIMITATIONS OF CLASS B PREFERRED
                             STOCK OF PUREPAC, INC.

     PUREPAC, INC., a Delaware Corporation (the 'Corporation'), certifies that, pursuant to the authority contained in Article FOURTH of its Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its preferred stock to be designated 'Class B Preferred Stock':

     RESOLVED, that a series of the class of authorized preferred stock of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

     SECTION 1. Designation and Amount; Par Value.

     The shares of such series shall be designated as 'Class B Preferred Stock' (the 'Class B Preferred Stock') and the number of shares constituting such series shall be 150,000. The par value of each share of the series shall be $.01.

     SECTION 2. Dividends on Class B Preferred Stock

     2.1 General Dividend Obligations. The Corporation shall pay to the holders of the Class B Preferred Stock out of the assets of the Corporation, at any time available for the payment of dividends under the provisions of the General Corporation Law of the State of Delaware, preferential dividends at the times and in the amounts provided for in this Section 2.

     2.2 Accrual of Dividends. Dividends on each share of Class B Preferred Stock shall be cumulative from the date of issuance of such share of Class B Preferred Stock, whether or not at the time such dividend shall accrue or become due or at any other time there shall be profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends shall accrue on each share of Class B Preferred Stock (at the rate and in the manner prescribed by this Section 2.2 and Sections 2.3 and 3.4 hereof) from and including the date of issuance of such share to and including the date on which either (a) payment equal to the Redemption Price of such share (as defined in Section 3.4 hereof) shall have been paid in the manner prescribed in Section 6.3 hereof or (b) such share shall be converted into shares of Common Stock, as set forth in Section 4 hereof. For purposes of this Section 2.2, the date on which the Corporation shall initially issue any share of Class B Preferred Stock shall be deemed to be the 'date of issuance' of such share regardless of how many times transfer of such share shall be made on stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such share (whether by reason of transfers of such share or for any other reason).

     2.3 Payment of Dividends. Dividends shall accrue on each share of Class B Preferred Stock (computed on a daily basis on the basis of a 360 day year) at the rate of 4.5% per annum of the Liquidation Value (as defined in Section 5.1 hereof). Dividends shall be payable on Class B Preferred Stock quarterly on the first day of each January, April, July and October beginning April 1, 1996 and each such day is herein called a 'Dividend Payment Date'. On each Dividend Payment Date all dividends which shall have accrued on each share of Class B Preferred Stock then outstanding during the quarter year ending upon the day immediately preceding such Dividend Payment Date shall be deemed to become 'due' for all purposes of this Section regardless of whether the Corporation shall be able or legally permitted to pay such dividend on such Dividend Payment Date. If any dividend on any share shall for any reason not be paid at the time such dividend shall become due, such dividend in arrears shall be paid as soon as payments of same shall be permissible under the provisions of the General Corporation Law of the State of Delaware.

     Until such dividend in arrears is paid, dividends shall continue to accrue on shares of Class B Preferred Stock but the percentage rate expressed herein shall be applied to the Liquidation Value thereof plus all dividends in arrears thereon (including dividends computed pursuant to this sentence). Notwithstanding anything to the contrary contained herein, if any dividend on any share shall not be paid at the time such dividend shall become due, at the option of the Company, such dividend may be paid at any time and from time to time, in whole or in part, in fully paid and nonassessable shares of Common Stock of the Corporation valued at the Fair Market Value thereof as determined in accordance with the provisions of Section 2.5 hereof.

     2.4 Distribution of Partial Dividend Payments. If at any time the Corporation shall pay less than the total amount of dividends due on outstanding Class B Preferred Stock, at the time of such payment, such payment shall be distributed among the holders of Class B Preferred Stock so that an equal amount shall be paid with respect to each outstanding share of Class B Preferred Stock.

     2.5 Definition of Fair Market Value. Fair Market Value shall mean, with respect to the Common Stock, the daily closing prices for the Common Stock of the Corporation for the twenty (20) consecutive trading days commencing five (5) trading days preceding the day specified in the applicable section hereof with the closing price for each day being the closing price reported on the principal securities exchange upon which the Common Stock of the Corporation is traded or, if it is not so traded, then the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System or if not quoted thereon, in the interdealer market on the 'Pink Sheets' of the National Quotation Bureau (excluding the highest and lowest bids on each day that there are four (4) or more market makers).

     SECTION 3. Optional Redemption

     3.1 Time of Election. On or after the third anniversary of the date of issuance of the Class B Preferred Stock, the Corporation, at its election, may redeem all or any shares of Class B Preferred Stock (the 'Scheduled Redemption Date').

     3.2 Redeemed Class B Preferred Stock to be Cancelled. The Corporation shall cancel each share of Class B Preferred Stock which it shall redeem or for any other reason acquire, and no shares of Class B Preferred Stock which shall be redeemed or otherwise acquired by the Corporation shall thereafter be reissued, sold or transferred by the Corporation to any person. The number of shares of Class B Preferred Stock which the Corporation shall be authorized to issue shall be deemed to be reduced by the number of shares of Class B Preferred Stock which the Corporation shall redeem or otherwise acquire.

     3.3 Determination of Number of Each Holder's Shares to be Redeemed. If the Corporation does not redeem all of the outstanding shares of Class B Preferred Stock on the Scheduled Redemption Date, the number of shares of Class B Preferred Stock to be redeemed from each holder thereof shall be determined by multiplying the total number of shares of Class B Preferred Stock to be redeemed by a fraction, the numerator of which shall be the total number of shares of Class B Preferred Stock held by such holder and the denominator of which shall be the total number of shares of Class B Preferred Stock outstanding, except that in situations to which Section 3.4(b) hereof applies, the Corporation shall not, as set forth in such Section, repurchase the last share of Class B Preferred Stock held by any holder.

     3.4 Redemption Price.

     (a) For each share of Class B Preferred Stock which shall be redeemed by the Corporation pursuant to this Section 3, the Corporation shall be obligated to pay to the holder of such share an amount (herein called the 'Redemption Price') for such share equal to $100 per share. The Corporation shall be obligated to pay on any Redemption Date both the Redemption Price for each share and all dividends which shall have accrued (computed on a daily basis) on each share to and including the Redemption Date and which shall not previously have been paid. Such payments which the Corporation shall be obligated to make on any Redemption Date shall be deemed to become 'due' for all purposes of this Section 3 regardless of whether paid on such Redemption Date.

     (b) If for any reason the Corporation is prohibited from paying accrued unpaid dividends on shares of Class B Preferred Stock being redeemed from any holder, then such accrued unpaid dividends shall be added in equal amounts per share to the Liquidation Value of the shares of Class B Preferred Stock remaining outstanding in the hands of such holder; provided, that in no event shall the Corporation redeem the last share of Class B Preferred Stock (the 'Last Share') held by any holder until the Corporation shall have paid to such holder all accrued unpaid dividends on all Class B Preferred Stock held by such holder at any time. The shares of Class B Preferred Stock remaining outstanding after any redemption (including the Last Share), and including the accrued unpaid dividends thereon, shall continue to earn cumulative dividends at the rate and in the manner prescribed in Section 2.3 hereof.

     (c) Each holder of Class B Preferred Stock shall be entitled to receive on or at any time after any Redemption Date the full Redemption Price, plus accrued unpaid dividends, for each share of Class B Preferred Stock held by such holder which the Corporation shall be obligated to redeem on the Scheduled Redemption Date upon surrender by such holder to the Corporation of the certificate representing such share of Class B Preferred Stock duly endorsed in blank or accompanied by an appropriate form of assignment duly endorsed in blank. The holder shall surrender such certificate at one of its share transfer agencies, or in the event that at that time there is no such agency, then at the Corporation's principal office. After the payment by the Corporation in the manner required by Section 6.3 hereof of the full Redemption Price for any Class B Preferred Stock, plus accrued unpaid dividends except as otherwise provided in
Section 3.4(b) hereof, all rights of the holder of such stock shall (whether or not the certificate representing such share of Class B Preferred Stock shall have been surrendered for cancellation) cease and terminate with respect to such share of Class B Preferred Stock.

     3.5 Allocation of Partial Redemption Payments Among Holders of Class B Preferred Stock. If at any time the Corporation shall not be able to pay the full Redemption Price for all shares which the Corporation shall have become obligated to redeem at or prior to such time, each holder of shares of Class B Preferred Stock shall have the right to have redeemed by the Corporation a number of such holder's shares equal to the product derived by multiplying the total number of shares of Class B Preferred Stock which the Corporation shall be able to redeem at such time by a fraction, the numerator of which shall be the total number of shares of Class B Preferred Stock which the Corporation shall have become obligated to redeem from such holder at or prior to such time (but which the Corporation shall not have redeemed at or prior to such time) and the denominator of which shall be the total number of shares of Class B Preferred Stock which the Corporation shall have become obligated to redeem from all holders of Class B Preferred Stock at or prior to such time (but which the Corporation shall not have redeemed at or prior to such time).

     SECTION 4. Conversion

     4.1 Right to Convert.

     (a) On or after the first anniversary of the date of issuance of the Class B Preferred Stock, the shares of Class B Preferred Stock, at the option of the respective holders thereof, may at any time, and from time to time, be converted into fully paid and nonassessable shares of Common Stock of the Corporation at the 'Conversion Rate' provided for in subsection 4.1(g) below.

     (b) So long as any shares of Class B Preferred Stock shall be outstanding, the Corporation will not make any share distribution on its shares of Common Stock unless the Corporation, by proper legal action, shall have authorized and reserved an amount of shares equal to the amount thereof which would have been declared upon the shares of Common Stock into which such shares of Class B Preferred Stock might have been converted, and the Corporation shall, out of such additional shares so authorized and reserved on account of such share distribution, upon the conversion of any shares of Class B Preferred Stock, deliver with any shares of Common Stock into which shares of Class B Preferred Stock are converted, but without additional consideration therefor, such number of shares of Common Stock as would have been deliverable to the holders of the Common Stock into which such shares of Class B Preferred Stock had been so converted had such shares of Common Stock been outstanding at the time of such share distribution. For the purpose of this Section 4.1, a share distribution shall be a dividend payable only in shares of Common Stock of the Corporation of the same class as the present authorized shares of Common Stock. This shall not limit the right of the Corporation, however, to declare and pay any dividends whether in cash, shares, or otherwise, except as specifically otherwise provided herein.

     (c) In case of any combination or change of the shares of Class B Preferred Stock or of the shares of Common Stock into a different number of shares of the same or any other class or classes, or in case

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
of any consolidation or merger of the Corporation with or into another corporation, or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Conversion Rate shall be appropriately adjusted so that the rights of the holders of shares of Class B Preferred Stock will not be diluted as a result of such combination, change, consolidation, merger, sale or conveyance. Adjustments in the rate of conversion shall be calculated to the nearest one-tenth of a share.

     (d) So long as any shares of Class B Preferred Stock are outstanding, the Corporation shall reserve and keep available out of its duly authorized but unissued shares for the purpose of effecting the conversion of the shares of Class B Preferred Stock such number of its duly authorized shares of Common Stock and other securities as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Preferred Stock.

     (e) Any dividends accrued on any shares of Class B Preferred Stock from the preceding Dividend Payment Date to the date of conversion shall be payable to the holder of record of such shares immediately prior to its conversion. In the event that any dividends on the outstanding shares of Common Stock shall have been declared prior to, and shall be payable subsequent to, the conversion of such shares of Class B Preferred Stock, such dividends shall not be payable on any shares of Common Stock into which such shares of Class B Preferred Stock shall have been converted.

     (f) In the event that the Corporation shall at any time or from time to time offer to the holders of the shares of Common Stock any rights to subscribe for shares or any other securities of the Corporation, each holder of record of the shares of Class B Preferred Stock at the time at which the record is taken of the holders of shares of Common Stock entitled to receive such rights shall be entitled to subscribe for and purchase, at the same price at which such shares or other securities are offered to the holders of the shares of Common Stock and on the same terms, the number of such shares or the amount of such other securities for which such holder would have been entitled to subscribe if he had been the holder of record at that time of the number of shares of Common Stock into which his shares of Class B Preferred Stock were convertible (pursuant to the provisions hereof) at such record time.

     (g) The initial 'Conversion Rate', subject to adjustment as provided above, shall be 10.433 shares of Common Stock for each share of Class B Preferred Stock.

     4.2 Surrender of Certificates. Any holder of shares of Class B Preferred Stock desiring to exercise the right of conversion herein provided shall surrender to the Corporation at one of its share transfer agencies, or in the event that at that time there is no such agency, then at the principal office of the Corporation, the certificate or certificates representing the shares of Class B Preferred Stock so to be converted, duly endorsed in blank for transfer or accompanied by properly executed instruments for the transfer thereof, together with a written request for the conversion thereof. The Corporation shall execute and deliver, at the Corporation's expense, a new certificate or certificates representing the shares of Common Stock into which the shares of Class B Preferred Stock have been converted and, if applicable, a new certificate or certificates representing the balance of the shares of Class B Preferred Stock formerly represented by the surrendered certificate or certificates which, at the holder's request, shall not have been converted into shares of Common Stock. The Corporation shall not be required to issue fractions of shares of Common Stock upon conversion of the shares of Class B Preferred Stock. In the event any fractional interest in a share of Common Stock shall be deliverable upon the conversion of any share of Class B Preferred Stock, the Corporation shall, if surplus is available, purchase such fractional interest for an amount in cash equal to the current Fair Market Value (as defined in Section 2.5 hereof) of such fractional interest.

     SECTION 5. Liquidation

     5.1 Rights of Holders of Class B Preferred Stock. In the event of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation, the holders of Class B Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, an amount in cash equal to the sum of $100 per share plus any amounts payable pursuant to Section 3.4(b) (the 'Liquidation Value'), plus all unpaid dividends accrued thereon to the date of final distribution. No distribution shall be made on any Junior Securities (as defined in Section 6.1) by reason of any voluntary or involuntary liquidation (whether complete or partial), dissolution or winding up of the Corporation unless each holder of any share of Class B Preferred Stock shall have received all amounts to which such holder shall be entitled under this Section 5.1.

     5.2 Allocation of Liquidation Payments Among Holders of Class B Preferred Stock. If upon any dissolution, liquidation (whether complete or partial), or winding up of the Corporation, the assets of the Corporation available for distribution to holders of Class B Preferred Stock (hereinafter in this Section
5.2 called the 'Total Amount Available') shall be insufficient to pay the holders of outstanding Class B Preferred Stock the full amounts to which they shall be entitled under Section 5.1, each holder of Class B Preferred Stock shall be entitled to receive an amount equal to the product derived by multiplying the Total Amount Available by a fraction, the numerator of which shall be the number of shares of Class B Preferred Stock held by such holder and the denominator of which shall be the total number of shares of Class B Preferred Stock then outstanding.

     SECTION 6. Additional Provisions Governing Class B Preferred Stock

     6.1 Seniority Over Junior Securities. No dividend shall be paid on any Junior Securities, no distribution of cash or property of any kind (other than Junior Securities) shall be made for any reason (Including but not limited to any voluntary or involuntary dissolution, winding up, or complete or partial liquidation of the Corporation) by the Corporation or any subsidiary with respect to any Junior Securities, and no redemption or other acquisition of any Junior Securities shall be made directly or indirectly by the Corporation if, when the payment of any such dividends, distribution, redemption or acquisition is to be made: (a) any dividend which shall have become due on any share of Class B Preferred Stock shall remain unpaid (except unpaid dividends added to the Liquidation Value of Class B Preferred Stock pursuant to Section 3.4), or
(b) any other payment or distribution on or with respect to any shares of Class B Preferred Stock under the terms hereof which shall have been due from the Corporation at such time shall not have been made in full. The term 'Junior Securities' shall mean any equity security of any kind which the Corporation shall at any time issue or be authorized to issue other than Class B Preferred Stock and Class A Preferred Stock that the Corporation heretofore authorized.

     6.2 Voting Rights. Class B Preferred Stock shall not have any voting rights or powers except as required by the General Corporation Law of Delaware.

     6.3 Method of Payments. Any payment at any time due with respect to any share of Class B Preferred Stock (including but not limited to any payment of any dividend due on such share, the payment of the Redemption Price for such share, and any payment due on such share under Section 5) shall be made by means of a check to the order of the record holder shown on the Corporation's records, mailed by first class mail.

     6.4 Amendment and Waiver. No change affecting any interests of the holders of shares of Class B Preferred Stock shall be binding or effective unless such change shall have been approved in writing by the holders of at least 51% of the shares of Class B Preferred Stock outstanding at the time such change shall be made, provided that no such change shall, without the prior written consent of the holders of an aggregate of at least 80% of the shares of Class B Preferred Stock then outstanding, be made in the applicable dividend rate.

     6.5 Registration of Transfer of Class B Preferred Stock. The Corporation will keep at one of its share transfer agencies, or in the event that at that time there is no such agency, then in its principal office, a register for the registration of the Class B Preferred Stock. Upon the surrender of any certificate representing shares of Class B Preferred Stock at such agency or the Corporation's principal office, the Corporation will, at the request of the registered holder of such certificate, execute and deliver, at the Corporation's expense, a new certificate or certificates in exchange representing the number of shares of Class B Preferred Stock represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall be substantially identical in form to the surrendered certificate, and the shares of Class B Preferred Stock represented by such new certificate shall earn cumulative dividends from the date to which dividends shall have been paid on the shares represented by the surrendered certificate or certificates.

     6.6 Replacement. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Class B Preferred Stock (an affidavit of the registered holder without bond being satisfactory for this purpose) the Corporation, at its expense, will execute and deliver in lieu of such certificate, a new certificate of like kind, representing the number of shares of Class B Preferred Stock which shall have been represented by such lost, stolen, destroyed or mutilated certificate, dated and earning cumulative dividends from the date to which dividends shall have been paid on such lost, stolen, destroyed or mutilated certificate.

     IN   WITNESS  WHEREOF,  PUREPAC,  INC.   has  caused  this  Certificate  of
Designation to be  executed by its  President and attested  to by its  Secretary
this          day of                   , 1996.

                                          PUREPAC, INC.

                                          ......................................
                                                      RICHARD MOLDIN
                                                        PRESIDENT

ATTEST:

 .....................................
         WILLIAM R. GRIFFITH
              SECRETARY

Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

212-783-7000


                                                      ---------------------
                                                           Salomon Brothers
                                                           ---------------------
January 23, 1996


Board of Directors
Purepac, Inc.
200 Elmora Avenue
Elizabeth, NJ 07207





Members of the Board:


              You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to Purepac, Inc. (the 'Company') of
(i) the consideration to be paid by the Company in connection with the proposed acquisition (the 'Acquisition') by the Company of all the issued and outstanding shares of capital stock of the following subsidiaries of Faulding Holdings Inc. ('Holdings'): Faulding Puerto Rico, Inc., Faulding Pharmaceutical Co. and Faulding Medical Device Co. (collectively, the 'Fusion Businesses') in exchange for 2,253,521 shares of newly-issued common stock of the Company, which was determined by dividing $20,000,000 by $8.875, the closing price of the common stock of the Company on August 9, 1995, the date of the Letter of Intent between Holdings and the Company (the 'Letter of Intent') and
(ii) the consideration to be received by the Company in connection with the proposed issuance by the Company to Holdings of a new series of convertible preferred stock of the Company with a stated amount of $15 million (the 'Preferred Issuance'; together with the Acquisition, the 'Transaction'), all as described in the Letter of Intent dated August 9, 1995 and the Preliminary Proxy Statement, draft Stock Purchase Agreement and draft Preferred Stock Purchase Agreement filed with the Securities and Exchange Commission on December 22, 1995. We understand that the convertible preferred stock to be issued by the Company will bear cumulative dividends at a rate of 4.5%, will be convertible into shares of common stock of the Company at a conversion price per common share of $9.585, representing a premium of 8% to the closing price of the common stock on the date of the Letter of Intent, and will be callable by the Company beginning on the third anniversary of the date of issuance.

              In connection with rendering our opinion, we have reviewed and analyzed, among other things, the following: (i) the Letter of Intent, including the exhibit thereto; (ii) certain publicly available information concerning the Company, including the Annual Reports on Form 10-K of the Company for each of the years in the five-year period ended June 30, 1995; (iii) the Preliminary Proxy Statement as filed with the Securities and Exchange Commission on December 22, 1995;

Salomon Brothers Inc

Board of Directors
Purepac, Inc.
January 23, 1996
Page 2


                                                      ---------------------
                                                           Salomon Brothers
                                                           ---------------------
(iv) the draft Stock Purchase Agreement and draft Preferred Stock Purchase Agreement as filed with the Securities and Exchange Commission on December 22, 1995; (v) certain financial forecasts concerning the business and operations of the Company and the Fusion Businesses that were prepared by management of the Company and Holdings, respectively; (vi) certain publicly available information with respect to certain other companies that we believe to be comparable in certain respects to the Company and the Fusion Businesses and the trading markets for such other companies' securities; and (vii) certain publicly available information concerning the nature and terms of certain other transactions that we consider relevant to our inquiry. We have also met with certain officers and employees of the Company and Holdings to discuss the foregoing, including the past and current business operations, financial condition and prospects of the Company and the Fusion Businesses, respectively, as well as other matters we believe relevant to our inquiry. We have also considered such other information, financial studies, analyses, investigations and financial, economic and market criteria which we deemed relevant.

              In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information provided us or publicly available and have neither attempted independently to verify nor assumed responsibility for verifying any of such information. With respect to the Company's and the Fusion Businesses' financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the Company's or Holdings', as the case may be, management as to the future financial performance of the Company or the Fusion Businesses, as the case may be. We have not made or obtained or assumed any responsibility for making or obtaining any independent evaluations or appraisals of any of the assets
(including properties and facilities) or liabilities of the Company or the Fusion Businesses.

              Our opinion necessarily is based upon conditions as they exist and can be evaluated on the date hereof, and we assume no responsibility to update or revise our opinion based upon circumstances or events occurring after the date hereof. Our opinion does not address the Company's underlying business decision to effect the Transaction. Our opinion as expressed below does not imply any conclusion as to the likely trading range for the common stock or preferred stock of the Company following the date hereof, which may vary depending upon, among other factors, changes in interest rates, dividend rates, market conditions, general economic conditions and other factors that generally influence the price of securities. Our opinion is based on the assumption that the Stock Purchase Agreement and Preferred Stock Purchase Agreement to be entered into between the

Salomon Brothers Inc

Board of Directors
Purepac, Inc.
January 23, 1996
Page 3



                                                      ---------------------
                                                           Salomon Brothers
                                                           ---------------------
Company and Holdings will conform in all material respects to the drafts as filed with the Securities and Exchange Commission on December 22, 1995.

              As you are aware, we have acted as the financial advisor to the Company in connection with the Transaction and will receive fees from the Company for our services, a portion of which are contingent upon consummation of the Transaction. Additionally, though never retained by Holdings or F.H. Faulding & Co. Limited, we have previously rendered certain investment banking and financial advisory services to Holdings and F.H. Faulding & Co. Limited. In addition, in the ordinary course of our business, we may actively trade the securities of the Company and F.H. Faulding & Co. Limited for our own account and for the account of customers and, accordingly, may at any time hold a long or short position in such securities.

              Our opinion is delivered solely for your use and consideration, and is not to be used or relied upon by any other person or entity. This letter, and our opinion expressed herein, is not to be quoted, summarized or referred to, in whole or in part, without our prior written consent.

              Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, (i) the consideration to be paid by the Company in connection with the Acquisition is fair to the Company from a financial point of view and (ii) the consideration to be received by the Company in connection with the Preferred Issuance is fair to the Company from a financial point of view.



                                                Very truly yours,
                                                SALOMON BROTHERS INC
                                                SALOMON BROTHERS INC

                                   APPENDIX 1
                      THIS PROXY IS SOLICITED ON BEHALF OF
                    THE BOARD OF DIRECTORS OF PUREPAC, INC.

    The undersigned Stockholder of Purepac, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated January 26, 1996, and hereby appoints Lee Craker and Norman Bierfriend, and each of them, proxies and attorneys-in-fact with full power to each of them of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Purepac, Inc., to be held on February 29, 1996 at 10:00 a.m., local time, at the Newark Airport Marriott, Newark International Airport, Newark, New Jersey, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1. Election of Directors:

   [ ] FOR all nominees listed below     [ ] WITHHOLD AUTHORITY to vote
                                             for all nominees listed below

   If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

Edward D. Tweddell, Alan G. McGregor, David Beretta, Bruce Tully,
Richard F. Moldin

2. Proposal to Approve and Ratify the Faulding Transaction (as defined in the Notice of Meeting):

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

3. Proposal to amend the Company's Certificate of Incorporation to change the name of the Company to Faulding Inc.:

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

4. Proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock:

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

5. Proposal to approve the appointment of Deloitte & Touche LLP as the independent auditors for the Company's fiscal year ending June 30, 1996:
              [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

and upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

                         (to be signed on reverse side)

                          (continued from other side)

    THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE NOMINEES FOR THE ELECTION OF DIRECTORS, IN FAVOR OF EACH OF THE PROPOSALS SET FORTH ABOVE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

                                              DATED:  ................... , 1996
                                               .................................
                                                          SIGNATURE
                                               .................................
                                                          SIGNATURE

                                              (THIS   PROXY  SHOULD  BE  MARKED,
                                              DATED,   AND    SIGNED   BY    THE
                                              STOCKHOLDER(S) EXACTLY AS HIS NAME
                                              APPEARS   HEREON,   AND   RETURNED
                                              PROMPTLY IN THE ENCLOSED ENVELOPE.
                                              PERSONS  SIGNING  IN  A  FIDUCIARY
                                              CAPACITY  SHOULD  SO  INDICATE. IF
                                              SHARES ARE HELD  BY JOINT  TENANTS
                                              OR  AS  COMMUNITY  PROPERTY,  BOTH
                                              SHOULD SIGN.)

                                  STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.......................... 'SS'
The registered trademark symbol shall be expressed as............. 'r'